UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BRIACELL THERAPEUTICS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF MEETING AND

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

BRIACELL THERAPEUTICS CORP.

TO BE HELD ON

August 18, 2023

Unless otherwise stated, the information herein is given as of July 24, 2023

Information has been incorporated by reference in this document from documents filed with securities commissions or similar authorities in Canada. Copies of the documents incorporated herein by reference may be obtained on request without charge from BriaCell Therapeutics Corp. (“BriaCell”) at 235 15th Street, 3rd Floor, Vancouver, British Columbia V7T 2X1, Telephone: 1-888-485-6340, and are also available electronically on BriaCell’s website at www.briacell.com/investor-relations, under BriaCell’s profile at www.sedar.com, and the SEC’s website at www.sec.gov.

BRIACELL THERAPEUTICS CORP.

235 15th Street, 3rd Floor

Vancouver, British Columbia V7T 2X1

July 24, 2023

Dear Shareholders:

You are cordially invited to attend the special meeting (the “Meeting”) of the shareholders of BriaCell Therapeutics Corp. (“BriaCell” or the “Company”), which is to be held virtually via live audio-only webcast, available at https://web.lumiagm.com/472787272 on August 18, 2023 at 10:00 a.m. (Eastern time). We are first mailing these materials to our shareholders on or about July 26, 2023.

At the Meeting, among other items of business, shareholders will be asked to consider and vote on a special resolution (the “Arrangement Resolution”) to approve a spin-out of the SpinCo Assets, as defined in the accompanying proxy statement (the “Proxy Statement”) to a subsidiary of BriaCell, BriaPro Therapeutics Corp. (“SpinCo”) effected through a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “Plan of Arrangement”). The SpinCo Assets consist of certain pre-clinical pipeline assets of BriaCell, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer. The proposed transaction (the “Arrangement”) is proposed to be completed pursuant to the provisions of an arrangement agreement dated May 24, 2023 between BriaCell and SpinCo, and involves, among other things, the distribution by BriaCell of common shares of SpinCo (“SpinCo Shares”) to current shareholders of BriaCell (other than Dissenting Shareholders (as defined in the Proxy Statement)) on the basis of one (1) SpinCo Share per each outstanding common share of BriaCell (each, a “BriaCell Share”).

In connection with the Arrangement, and prior to the effective date thereof, BriaCell intends to effect a reorganization (the “BriaCell Reorganization”) pursuant to which, among other things, it will transfer to SpinCo, under the Plan of Arrangement, the SpinCo Assets. Upon the completion of the Arrangement, the shareholders of BriaCell (other than Dissenting Shareholders) will own shares in two companies: SpinCo, which will focus on the SpinCo Assets and BriaCell, which will continue to focus on immuno-oncology biotechnology with a strong focus on cancer immunotherapy.

The board of directors of BriaCell has determined that the Arrangement is fair and is in the best interests of BriaCell and its shareholders and unanimously recommends that shareholders vote in favour of the special resolution of the shareholders approving the Arrangement.

To become effective, the Arrangement Resolution must be approved by a special resolution passed by a majority of not less than two-thirds of the votes cast by BriaCell shareholders who vote in respect of the resolution.

The accompanying notice of meeting and Proxy Statement provide a full description of the Arrangement and includes certain additional information to assist you in considering how to vote in respect of the Arrangement. You are encouraged to consider carefully all of the information in the Proxy Statement, including the documents incorporated by reference therein and consult with your financial, legal, tax or other professional advisors.

Your vote is important regardless of the number of BriaCell Shares that you own. If you are a registered BriaCell shareholder, we encourage you to complete, sign, date and return the enclosed instrument of proxy by no later than 48 hours (excluding weekends and holidays) prior to the day of the Meeting, to ensure that your shares are voted at the Meeting in accordance with your instructions, whether or not you are able to attend the Meeting. If you hold your BriaCell Shares through a broker or other intermediary, you should follow the instructions provided by them to vote your BriaCell Shares.

If you are a registered BriaCell shareholder, we also encourage you to complete and return the accompanying letter of transmittal (“Letter of Transmittal”) together with the certificate(s) (if any) representing your BriaCell Shares and any other required documents and instruments, to Computershare Investor Services Inc., acting as the depositary, in the accompanying return envelope in accordance with the instructions set out in the Letter of Transmittal so that, if the Arrangement is completed, the New BriaCell Shares (as defined in the Proxy Statement) and the SpinCo Shares which you would be entitled to receive pursuant to the Plan of Arrangement may be sent to you as soon as possible after the Arrangement becomes effective. The Letter of Transmittal contains other procedural information related to the Arrangement, and should be reviewed carefully. If you hold your BriaCell Shares through a broker or other intermediary, please contact them for instructions and assistance in receiving New BriaCell Shares and SpinCo Shares in exchange for your BriaCell Shares. Assuming that all conditions to completion of the Arrangement are satisfied, it is anticipated that the Arrangement will become effective on or about August 25, 2023.

Virtual Meeting

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. Accordingly, BriaCell has planned to hold the Meeting exclusively as a virtual (by electronic means) shareholder meeting, as it will afford all BriaCell shareholders, regardless of geographic location and equity ownership, an equal opportunity to participate at the Meeting. Shareholders of BriaCell will not be able to attend the Meeting in person. A summary of the information which shareholders of BriaCell will need to virtually attend the Meeting is provided in the Proxy Statement.

On behalf of BriaCell, we thank all shareholders for their ongoing support.

Yours very truly,

(signed) “Jamieson Bondarenko”

Chairman of the Board

Jamieson Bondarenko

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the holders (the “BriaCell Shareholders”) of common shares (the “BriaCell Shares”) of BriaCell Therapeutics Corp. (“BriaCell”) will be held virtually via live audio-only webcast, available at https://web.lumiagm.com/472787272 on August 18, 2023 at 10:00 a.m. (Eastern time). You are cordially invited to attend the special meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated July 24, 2023, and is first being mailed to shareholders on or about that date:

1.	to consider, pursuant to an order (the “Interim Order”) of the Supreme Court of British Columbia (the “Court”) dated July 13, 2023, and, if deemed advisable, to approve, with or without variation, a special resolution of the BriaCell Shareholders (the “Arrangement Resolution”) approving a statutory plan of arrangement (the “Plan of Arrangement”) pursuant to Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) among BriaCell, the BriaCell Shareholders and BriaPro Therapeutics Corp. (“SpinCo”), as more fully described in the accompanying proxy statement dated July 24, 2023 (the “Proxy Statement”);

2.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving the adoption by SpinCo of a rolling 15% stock option plan (the “SpinCo Incentive Plan Resolution”), as more fully described in the Proxy Statement, provided that such resolution shall not become effective unless the Arrangement (as defined below) becomes effective;

3.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, in accordance with the Toronto Stock Exchange requirements, the grant of certain stock options granted by BriaCell in August 2022 (the “Awards Resolution”); and

4.	to transact such further or other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The transaction (the “Arrangement”) is proposed to be completed pursuant to the provisions of an arrangement agreement dated May 24, 2023 between BriaCell and SpinCo, the Interim Order and the provisions of Section 288 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court).

Registered BriaCell Shareholders as of the Record Date (being, July 18, 2023, as defined below) have a right of dissent in respect of the Arrangement Resolution, and a right to be paid the fair value of the BriaCell Shares in respect of which they have validly exercised dissent rights in strict accordance with the provisions of the Plan of Arrangement and Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court). Such dissent rights are described in the accompanying proxy statement (and specifically, Schedule “D”). Failure to strictly comply with required procedure may result in the loss of any right of dissent.

A Registered BriaCell Shareholder is not entitled to dissent with respect to such holder’s BriaCell Shares if such holder votes any of those shares in favour of the Arrangement Resolution. If you are a beneficial owner of BriaCell Shares that are registered in the name of a broker, investment dealer, bank trust company, custodian or other intermediary and wish to dissent, you should be aware that ONLY REGISTERED HOLDERS OF BRIACELL SHARES ARE ENTITLED TO EXERCISE RIGHTS OF DISSENT. A registered shareholder who holds BriaCell Shares for more than one beneficial owner, some of whom wish to exercise dissent rights, must exercise dissent rights on behalf of such holders who wish to dissent. A dissenting shareholder may dissent only in respect of all of the BriaCell Shares held on behalf of any one beneficial owner and registered in the name of such dissenting shareholder. See “Dissent Rights to the Arrangement”.

This notice of meeting is accompanied by the: (1) proxy statement; (2) the accompanying proxy card (the “Proxy Card”) or voting instruction form (the “VIF”); and (3) the letter of transmittal (collectively, the “Proxy Materials”). The Company is not sending the Proxy Materials to registered BriaCell Shareholders or non-registered BriaCell Shareholders using notice-and-access delivery procedures defined under NI 54-101 – Communication with Beneficial Owners of Securities of Reporting Issuers and National Instrument 51-102 – Continuous Disclosure Obligations.

The record date for the determination of BriaCell Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is July 18, 2023 (the “Record Date”). BriaCell Shareholders whose names have been entered in the register of BriaCell Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof. Any adjournment of the Meeting will be held at a time and place to be specified at the Meeting. If you are unable to virtually attend the Meeting, please complete, sign and date the enclosed instrument of proxy and return the same in the enclosed return envelope provided for that purpose within the time and to the location set out in the instrument of proxy accompanying this notice of meeting.

BriaCell Shareholders may attend the Meeting live via webcast or may be represented by proxy. Registered BriaCell Shareholders who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Card for use at the Meeting or any adjournment(s) or postponement(s) thereof and deposit it with the Company’s transfer agent, Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1.

It is desirable that as many BriaCell Shares as possible be represented at the Meeting. Accordingly, whether or not you expect to virtually attend the Meeting, please exercise your right to vote, as follows:

(a)	If you are a registered BriaCell Shareholder: Please complete the enclosed Proxy Card and return it as soon as possible in the envelope provided for that purpose. To be valid, all Proxy Cards must be deposited at the office of the registrar and transfer agent of BriaCell, Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or any adjournment(s) or postponement(s) thereof. In this case, assuming no adjournment of the Meeting, the proxy cut-off time is 48 hours (excluding weekends and holidays) prior to the day of the Meeting. Late Proxy Cards may be accepted or rejected by the Chairperson of the Meeting in his or her discretion and the Chairperson is under no obligation to accept or reject any particular late Proxy Cards. Voting by proxy will not prevent you from voting at the Meeting if you revoke your proxy and attend the Meeting, but will ensure that your vote will be counted if you are unable to attend.

(b)	If you are a beneficial BriaCell Shareholder: You will have received these materials through your broker or other intermediary (but not from the registrar and transfer agent of BriaCell), and accordingly, must complete and return the VIF provided to you by your broker or other intermediary in accordance with the instructions provided therein.

The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this notice of meeting. BriaCell Shareholders who are planning to return a Proxy Card or VIF are encouraged to review the Proxy Statement carefully before depositing the Proxy Card or VIF, as applicable. If you have any questions about any of the information or require assistance in completing Proxy Card or VIF for your BriaCell Shares, as applicable, please consult your financial, legal, tax and other professional advisors.

THE SECURITIES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT HAVE NOT BEEN RECOMMENDED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES OR ANY CANADIAN SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED ON THE ACCURACY OR ADEQUACY OF THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The New BriaCell Shares, SpinCo Shares, BriaCell Replacement Options and SpinCo Options (each, as defined in the Proxy Statement) to be distributed or deemed to be distributed under the Arrangement have not been registered under the United States Securities Act of 1933, as amended, and are being distributed in reliance on the exemption from registration set forth in Section 3(a)(10) thereof on the basis of the approval of the Court as described in this Proxy Statement. The solicitation of proxies is subject to the requirements of Section 14(a) of the United States Securities Exchange Act of 1934, as amended. Accordingly, the Proxy Statement has been prepared in accordance with applicable Canadian disclosure requirements. Residents of the United States should be aware that such requirements differ from those of the United States applicable to proxy statements under the United States Securities Exchange Act of 1934, as amended.

Virtual Meeting

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. Accordingly, BriaCell has planned to hold the Meeting exclusively as a virtual (by electronic means) shareholder meeting, as it will afford all BriaCell Shareholders, regardless of geographic location and equity ownership, an equal opportunity to participate at the Meeting. BriaCell Shareholders will not be able to attend the Meeting in person.

BriaCell is pleased to embrace virtual meeting technology, which it believes provides expanded access, improved communications and cost and time savings for the BriaCell Shareholders and BriaCell. A virtual meeting enables increased shareholder attendance and participation from locations around the world, and BriaCell believes that the cost and time savings afforded by a virtual meeting encourages more BriaCell Shareholders to attend the Meeting. A summary of the information which BriaCell Shareholders will need to virtually attend the Meeting is provided in the accompanying Proxy Statement.

DATED at Vancouver, British Columbia this 24th day of July, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Jamieson Bondarenko”

Jamieson Bondarenko

Chairman of the Board

Registered BriaCell Shareholders unable to attend the Meeting are requested to date, sign and return their instrument of proxy in the enclosed envelope. If you are a non-registered BriaCell Shareholder and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your BriaCell Shares not being eligible to be voted by proxy at the Meeting.

i

ii

iii

Glossary of Terms

In this Proxy Statement, the following capitalized words and terms shall have the following meanings:

ACB	Adjusted cost base, as defined in the Tax Act.

Arrangement	The proposed arrangement pursuant to Part 9, Division 5 of the BCBCA, as contemplated by the provisions of the Arrangement Agreement and the Plan of Arrangement.

Arrangement Agreement	The arrangement agreement dated as of May 24, 2023 between BriaCell and SpinCo, as may be supplemented or amended from time to time, as more fully described in Proposal 1.

Arrangement Resolution	The special resolution of the BriaCell Shareholders to approve the Arrangement, as required by the Interim Order and the BCBCA.

Audit Committee	The audit committee of BriaCell.

Awards Resolution	The ordinary resolution of the BriaCell Shareholders to ratify the grant of certain BriaCell Options granted by BriaCell in August 2022, as more fully described in Proposal 3.

BCBCA	Business Corporations Act (British Columbia), S.B.C., 2002, c. 57, as amended.

BDO	BDO Canada LLP.

BDO Fairness Opinion	The written fairness opinion of BDO dated June 2, 2023, attached hereto as Schedule “K”, addressed to the BriaCell Board.

BriaCell	BriaCell Therapeutics Corp., a corporation existing under the BCBCA.

BriaCell Board	The duly appointed board of directors of BriaCell.

BriaCell Class A Shares	The renamed and redesignated BriaCell Shares as described in Section 3.1(3)(i)(A) of the Plan of Arrangement.

BriaCell Omnibus Plan	The existing omnibus equity incentive plan of BriaCell, as may be updated or amended from time to time.

BriaCell Optionholders	The holders of BriaCell Options.

BriaCell Options	Options to acquire BriaCell Shares granted pursuant to the BriaCell Omnibus Plan and BriaCell Stock Option Plan which are outstanding immediately prior to the Effective Time.

BriaCell Reorganization	The direct or indirect transfer of the certain pre-clinical pipeline assets, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer, to be effected in connection with the Arrangement (and prior to the Effective Date), as further described in Section 4.7 of the Arrangement Agreement.

BriaCell Replacement Option	An option to acquire a New BriaCell Share to be issued by BriaCell to a holder of a BriaCell Option pursuant to the Plan of Arrangement.

1

BriaCell Shareholder	A holder of BriaCell Shares.

BriaCell Shares	The common shares without par value which BriaCell is authorized to issue as the same are constituted on the date hereof.

BriaCell Stock Option Plan	BriaCell’s stock option plan dated November 25, 2014, which was superseded by the BriaCell Omnibus Plan.

BriaCell Warrant Documents	Collectively, (i) the warrant agent agreement dated as of February 26, 2021 between BriaCell, Computershare Inc., and Computershare Investor Services Inc., as warrant agent, governing the terms of certain of the BriaCell Warrants issued in February 2021; and (ii) the Securities Purchase Agreement dated as of June 3, 2021, between BriaCell and certain purchasers, governing the terms of the BriaCell Warrants issued in June 2021.

BriaCell Warrantholders	The holders of BriaCell Warrants on the Effective Date.

BriaCell Warrants	The share purchase warrants of BriaCell exercisable to acquire BriaCell Shares (or such other securities or other property as may be provided for under their terms) which are outstanding immediately prior to the Effective Time.

Business Day	A day which is not a Saturday, Sunday or statutory holiday in Toronto, Ontario or New York City, New York.

Carve-Out Financial Statements	Audited and interim carve-out financial statements of BriaCell for the years ended 2022 and 2021 in respect of the SpinCo Assets.

Chairperson	The individual presiding over the Meeting, who shall be designated by the BriaCell Board, and who shall determine the order of business and procedures to be followed at the Meeting.

Court	The Supreme Court of British Columbia.

CRA	Canada Revenue Agency, the federal agency that administers tax laws for the Government of Canada.

Demand for Payment	Has the meaning ascribed to such term under “Dissent Rights to the Arrangement”.

Dissent Rights	The rights of dissent granted in favour of Registered Holders as of the Record Date in accordance with Article 5 of the Plan of Arrangement.

Dissenting Share	A BriaCell Share in respect of which Dissent Rights are validly exercised by a Registered Holder.

Dissenting Shareholder	A Registered Holder as of the Record Date who dissents in respect of the Arrangement in strict compliance with the dissent procedures under Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court) and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, and whose Dissent Rights remain valid immediately prior to the Effective Time, but only in respect of the Dissenting Shares held by such Registered Holder.

DRS	Direct Registration System.

2

EDGAR	Electronic Data Gathering, Analysis, and Retrieval at www.sec.gov.

Effective Date	The date on which the Arrangement becomes effective, as agreed upon by BriaCell and SpinCo in accordance with the Final Order.

Effective Time	10:00 a.m. (Eastern time) on the Effective Date or such other time on the Effective Date as agreed to in writing by BriaCell and SpinCo.

Final Order	The final order of the Court approving the Arrangement.

Freely Tradeable	With respect to any BriaCell Shares or New BriaCell Shares means, that (A) such shares would be eligible to be offered, sold or otherwise transferred by the holder thereof pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws; or (B) such shares are (or, when issued, will be) (i) represented by book-entries at The Depository Trust Company and identified therein by an “unrestricted” CUSIP number; (ii) not represented by any certificate that bears a legend referring to transfer restrictions under the Securities Act, applicable Canadian securities laws or other securities laws; and (iii) listed and admitted for trading, without suspension or material limitation on trading, on NASDAQ and the TSX; and (C) no delisting or suspension by NASDAQ or the TSX has been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (x) a writing by NASDAQ or the TSX or (y) the Company falling below the minimum listing maintenance requirements of NASDAQ or the TSX.

IFRS	International Financial Reporting Standards.

In the Money Amount	At a particular time with respect to a BriaCell Option, BriaCell Replacement Option or SpinCo Option means the amount, if any, by which the fair market value of the underlying security exceeds the exercise price of the relevant option at such time.

Interim Order	The interim order of the Court dated July 13, 2023, providing advice and directions in connection with the Meeting and the Arrangement.

Intermediary	Banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans, among others, that the Non-Registered Holder deals with in respect of their BriaCell Shares.

IPCo	An unlimited liability corporation to be incorporated under the laws of the Province of British Columbia in connection with the BriaCell Reorganization.

Letter of Transmittal	The letter of transmittal in respect of the Arrangement to be sent to BriaCell Shareholders together with the Proxy Statement.

Management	Management of BriaCell.

Meeting	The special meeting of BriaCell Shareholders scheduled to be held at 10:00 a.m. (Eastern time) on August 18, 2023, and any adjournment(s) or postponement(s) thereof, to be called and held in accordance with the Interim Order to consider and to vote on the Arrangement Resolution, the SpinCo Incentive Plan Resolution, the BriaCell Awards Resolution, and any other matters set out in the Notice of Meeting.

MI 61-101	Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

Named Executive Officer or NEO	With respect to SpinCo, the following persons: (i) the chief executive officer of SpinCo; (ii) the chief financial officer of SpinCo; (iii) the most highly compensated executive officer of SpinCo other than the chief executive officer and the chief financial officer of SpinCo at the end of the most recently completed fiscal period or year, as applicable, whose total compensation was more than $150,000 for that financial period or year; and (iv) each individual who would be a Named Executive Officer in subparagraph (iii) above, but for the fact that the individual was not an executive officer of SpinCo, and was not acting in a similar capacity, at the end of the relevant financial period or year, as applicable.

3

NASDAQ	NASDAQ Capital Market.

NAV	Net asset value.

New BriaCell Shares	A new class of common shares without par value in the capital of BriaCell, to be created and issued to the BriaCell Shareholders pursuant to the Plan of Arrangement, which new class of shares will be identical in every relevant respect to the BriaCell Shares, and which, for certainty, will represent the common shares in the capital of BriaCell, as constituted following the completion of the Plan of Arrangement.

NI 51-102	National Instrument 51-102 – Continuous Disclosure Obligations.

NI 54-101	National Instrument 54-101 – Communication with Beneficial Owners of Securities of Reporting Issuers.

NOBOs	Non-objecting beneficial owners, being beneficial owners of securities who do not object to their name being made known to the issuers of securities which they own.

Non-Registered Holders	BriaCell Shareholders, being NOBOs and OBOs, whose BriaCell Shares are not registered in their names but are instead registered in the name of the Intermediary through which they purchased their BriaCell Shares.

Notice of Appearance	The notice that is filed with the Court and served to BriaCell by a BriaCell Shareholder of his, her or its intention to appear at the hearing of the application for the Final Order.

Notice of Dissent	Has the meaning ascribed to such term under “Dissent Rights to the Arrangement”.

Notice of Hearing of Petition	The notice of hearing of petition for the Final Order attached as Schedule “C” to this Proxy Statement.

Notice of Meeting	The notice of the Meeting to be sent to the BriaCell Shareholders, which notice accompanies this Proxy Statement.

OBOs	Objecting beneficial owners, being beneficial owners of securities who object to their name being made known to the issuers of securities which they own.

Offer to Pay	Has the meaning ascribed to such term under “Dissent Rights to the Arrangement”.

Person or person	Is and includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, trustee, executor, administrator or other legal representative and the Crown or any agency or instrumentality thereof.

Plan of Arrangement	The plan of arrangement attached as Schedule “A” hereto, as the same may be amended from time to time.

Proxy Card	The proxy card accompanying this Proxy Statement.

4

Proxy Materials	The Notice of Meeting, the Proxy Statement, the Proxy Card or VIF, as applicable, and the Letter of Transmittal, together with any other materials required to be sent to BriaCell Shareholders in respect of the Meeting.

Proxy Statement	This proxy statement of BriaCell dated July 24, 2023, including all schedules and attachments thereto, to be sent to the BriaCell Shareholders in connection with the Meeting, together with any amendments or supplements hereto.

Record Date	July 18, 2023, being the date determined by the BriaCell Board for the determination of BriaCell Shareholders who are entitled to receive notice of and vote at the Meeting.

Registered Holder	A holder of record of BriaCell Shares.

Regulation S	Regulation S promulgated under the U.S. Securities Act.

SEC	United States Securities Exchange Commission.

Securities Legislation	Collectively or as the context requires, the securities legislation of the provinces and territories of Canada, the U.S. Exchange Act and the U.S. Securities Act, and any applicable state laws, each as now enacted or as amended, and the applicable rules, regulations, rulings, orders, instruments and forms made or promulgated under such statutes, as well as the rules, regulations, by-laws and policies of the TSX and NASDAQ.

Securityholder	A BriaCell Shareholder, BriaCell Optionholder or BriaCell Warrantholder.

SEDAR	System for Electronic Document Analysis and Retrieval at www.sedar.com.

Share Exchange	The exchange of BriaCell Shares for New BriaCell Shares and SpinCo Shares pursuant to the Plan of Arrangement.

SpinCo	BriaPro Therapeutics Corp., a corporation existing under the Business Corporations Act (British Columbia).

SpinCo Assets	Means those certain pre-clinical pipeline assets of BriaCell, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer.

SpinCo Board	The duly appointed board of directors of SpinCo.

SpinCo Incentive Plan	The equity incentive plan proposed to be adopted by SpinCo pursuant to the Arrangement Agreement, attached hereto as Schedule “L”.

SpinCo Incentive Plan Resolution	The ordinary resolution approving the SpinCo Incentive Plan to be considered and, if deemed advisable, to be approved by the BriaCell Shareholders at the Meeting, with or without variation, as more fully described in Proposal 2.

SpinCo Incorporation Share	The one (1) SpinCo Share held by BriaCell issued to BriaCell on the incorporation of SpinCo.

SpinCo Options	Options to acquire SpinCo Shares, to be issued in accordance with the SpinCo Incentive Plan and upon such terms as may be determined by the board of directors of SpinCo.

5

SpinCo Shareholder	A holder of SpinCo Shares.

SpinCo Shares	The common shares which SpinCo is authorized to issue as the same are constituted on the date hereof, which for greater certainty includes such number of SpinCo Shares, as determined by the SpinCo Board, to be issued to BriaCell in connection with the direct or indirect acquisition of the SpinCo Assets pursuant to the Plan of Arrangement.

Subsidiary	Is, with respect to a specified body corporate, any body corporate of which more than 50.0% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to a subsidiary.

Tax Act	The Income Tax Act (Canada) and the regulations made thereunder, as promulgated or amended from time to time.

Transfer Agent	Computershare Investor Services Inc., or such other trust company or transfer agent as may be designated by BriaCell.

Transition Services Agreement	Has the meaning ascribed to such term under “Transition Services Agreement”.

TSX	Toronto Stock Exchange.

U.S.	United States.

U.S. Exchange Act	The U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

U.S. Securities Act	The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

U.S. Securityholder	A Securityholder who is subject to the securities laws of the U.S.

VIF	Voting instruction form.

In addition: (i) words and phrases used herein and defined in the Arrangement Agreement and not otherwise defined herein shall have the same meaning herein as in the Arrangement Agreement unless the context requires otherwise; and (ii) words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

6

General information about the special meeting and voting

Proxy Materials

Why am I receiving these materials?

Management of the Company is using this Proxy Statement to solicit proxies for use at the Meeting to be held via live webcast on August 18, 2023.

The following proxy materials are being posted online and being mailed out to BriaCell Shareholders: (1) the proxy statement; (2) the letter of transmittal (“Letter of Transmittal”) and (3) the accompanying proxy card (“Proxy Card”) or voting instruction form (“VIF”) (collectively and including the Notice of Meeting, the “Proxy Materials”).

As a BriaCell Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.

The Proxy Materials are being sent to both registered and non-registered BriaCell Shareholders. In some instances, the Company has distributed copies of the Proxy Materials to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to BriaCell Shareholders whose shares are held by or in the custody of those Intermediaries (“Non-Registered Shareholders”). The Intermediaries are required to forward the Proxy Materials to Non-Registered Shareholders.

Advice to Beneficial Holders of BriaCell Shares

The following information is of significant importance to Non-Registered Shareholders (being, BriaCell Shareholders who do not hold BriaCell Shares in their own name). Non-Registered Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders (being, those whose names appear on the records of BriaCell as the registered holder of BriaCell Shares).

If BriaCell Shares are listed in an account statement provided to a BriaCell Shareholder by an Intermediary, then in almost all cases those BriaCell Shares will not be registered in the BriaCell Shareholder’s name on the records of BriaCell. Such BriaCell Shares will most likely be registered under the names of the BriaCell Shareholder’s Intermediary or an agent of that Intermediary. In Canada, the vast majority of such BriaCell Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms), and in the U.S., under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks).

Intermediaries are required to seek voting instructions from Non-Registered Shareholders in advance of BriaCell Shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. There are two kinds of beneficial owners - those who object to their name being made known to the issuers of securities which they own (called “OBOs” or “Objecting Beneficial Owners”) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” or “Non-Objecting Beneficial Owners”).

BriaCell is taking advantage of the provisions of NI 54-101, which permit it to directly deliver proxy-related materials to its NOBOs. As a result NOBOs can expect to receive a scannable VIF from the Transfer Agent. These VIFs are to be completed and returned to the Transfer Agent in the envelope provided or by facsimile. In addition, the Transfer Agent provides both telephone and internet voting options, as described in the VIF. The Transfer Agent will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions with respect to the BriaCell Shares represented by the VIFs they receive.

7

Solicitation of proxies from Non-Registered Shareholders will be carried out by Intermediaries. Non-Registered Shareholders who have received the Proxy Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

Generally, Non-Registered Shareholders will either:

●	receive a Proxy Card executed by the Intermediary but otherwise uncompleted. The Non-Registered Shareholder may complete the proxy and return it directly to Computershare; or

●	be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Card completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-Registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Proxy Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Proxy Materials to you; and (ii) executing your proper voting instructions.

In the event that voting instructions are requested from OBOs, such instructions will typically be sought by the BriaCell Shareholder receiving either an instrument of proxy or a VIF. If an instrument of proxy is supplied to you by your Intermediary, it will be similar to the proxy provided to Registered Holders by BriaCell. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf. Most Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in Canada and the U.S. Broadridge obtains voting instructions by mailing a voting instruction form (the “Broadridge VIF”) which appoints the same persons as BriaCell’s proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a beneficial shareholder of BriaCell), other than the persons designated in the Broadridge VIF, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the Broadridge VIF. The completed Broadridge VIF must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting.

What is included in the proxy materials?

The Proxy Materials include:

●	our Notice of Meeting;

●	our Proxy Statement for the Meeting;

●	a Proxy Card or voting instruction form; and

●	a Letter of Transmittal.

What information is contained in this Proxy Statement?

The information contained in this Proxy Statement relates to the proposals to be voted on at the Meeting and the voting process.

I share an address with another BriaCell Shareholder, and we received only one paper copy of the Proxy Materials. How may I obtain an additional copy?

We have adopted a procedure called “householding”, which the SEC has approved. If you share an address with another BriaCell Shareholder, you may receive only one set of Proxy Materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at glevin@briacell.com or by calling us at 604-921-1810.

8

A separate set of the Proxy Materials will be sent promptly following receipt of your request.

If you are a BriaCell Shareholder of record and wish to receive a separate set of Proxy Materials in the future, or if you have received multiple sets of Proxy Materials and would like to receive only one set in the future, please contact Computershare at:

Computershare Investor Services

100 University Ave., 8th Floor, North Tower

Toronto, ON M5J 2Y1

Canada

1-800-564-6253

If you are a Non-Registered Shareholder and you wish to receive a separate set of Proxy Materials in the future, or if you have received multiple sets of Proxy Materials and would like to receive only one set in the future, please contact your bank or broker directly.

BriaCell Shareholders also may write to, or email us, at the address below to request a separate copy of the Proxy Materials:

BriaCell Therapeutics Corp.

Attn: Corporate Secretary

3rd Floor, Bellevue Centre

235-15th Street

West Vancouver, British Columbia, Canada

V7T 2X1

glevin@briacell.com

A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. The Meeting will be conducted virtually, by way of a live audio webcast only. BriaCell Shareholders will not be able to attend the Meeting in person. BriaCell Shareholders of the Company and duly appointed proxyholders can attend the Meeting virtually by going to https://web.lumiagm.com/472787272 and using the password: briacell2023sm. Please do not Google search. Do not use Internet Explorer. The best browser for using the Lumi platform is Google Chrome.

Who will solicit and pay the cost of soliciting proxies for the Meeting?

The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to BriaCell Shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.

The Company will not reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-Registered Shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

1.	Approval of the Arrangement;
2.	Approval of the SpinCo Incentive Plan; and
3.	Approval and ratification of certain awards granted by BriaCell in August 2022.

9

What are my voting choices?

You may vote “FOR”, “AGAINST” or “ABSTAIN” the Arrangement.

You may vote “FOR”, “AGAINST” or “ABSTAIN” the SpinCo Incentive Plan.

You may vote “FOR”, “AGAINST” or “ABSTAIN” the ratification of certain awards granted by BriaCell in August 2022.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the Arrangement; “FOR” the SpinCo Incentive Plan; and “FOR” the ratification of certain awards granted by BriaCell in August 2022.

What is the quorum for the Meeting?

The presence of two BriaCell Shareholders who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33 1/3% of the shares entitled to be voted will constitute a quorum for the transaction of business at the Meeting.

What vote is required to approve each item?

Proposal	Required Vote
Approval of the Arrangement	2/3 of the votes cast on the proposal
Approval of the SpinCo Incentive Plan	Majority of the votes cast on the proposal
Ratification of awards granted by BriaCell in August 2022	Majority of the votes cast on the proposal

As described below under “Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?”, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to any proposal.

What happens if additional items are presented at the Meeting?

As of the date of this Proxy Statement, Management knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 – Continuous Disclosure Obligations that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the “Investor Relations” section of our website at www.briacell.com/investor-relations.

How You Can Vote

The Record Date

The Record Date for determining the Registered Holders entitled to receive notice of and to vote at the Meeting is July 18, 2023.

10

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. As of the Record Date, there were (i) 48 BriaCell Shareholders of record holding 15,981,726 outstanding Common Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the Proxy Card and by inserting the name of the person or company to be appointed in the space provided in the Proxy Card or by completing another proper Proxy Card and, in either case, delivering the completed proxy to Computershare by mail using the enclosed return envelope to Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, 48 hours (excluding weekends and holidays) prior to the day of the Meeting

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our BriaCell Shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record (Registered Shareholder)

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. Shareholders of record will receive paper copies of the Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (Non-registered Shareholder)

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

The Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Meeting by visiting the following website: https://web.lumiagm.com/472787272. To participate in the Meeting, you will need the 15-digit control number included on your Proxy Card or on the instructions that accompanied your proxy materials. The control number is the username and the password is briacell2023sm. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

11

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

If you are a Registered Shareholder, you may vote by submitting a proxy by mail by signing, dating and returning the Proxy Card to Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, 48 hours (excluding weekends and holidays) prior to the day of the Meeting . If you are a Non-Registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your VIF.

How do I attend the virtual Meeting?

The Meeting will be a completely virtual meeting of BriaCell Shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a Registered Shareholder as of the close of business on July 18, 2023 or if you hold a valid proxy to vote at the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting https://web.lumiagm.com/472787272. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 15-digit control number included in your proxy materials, on your Proxy Card, or on the instructions that accompanied your proxy materials. The control number is your username and the password is briacell2023sm.

The Meeting will begin promptly at 10:00 a.m., Eastern Time, on August 18, 2023. We encourage you to access the Meeting prior to the start time. Online access will open at 9:00 a.m., Eastern Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via an email address published on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a BriaCell Shareholder of record as of the close of business on July 18, 2023, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting, by visiting https://web.lumiagm.com/472787272 and using your 15-digit control number as your username to enter the Meeting. The password is briacell2023sm.

If you are not a BriaCell Shareholder of record but hold shares as a beneficial owner in street name (i.e., a Non-Registered Shareholder), you may join the meeting by obtaining a proxy from the owner of record, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.

If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 15-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 15-digit control number.

Why a virtual meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting.

12

With your 15-digit control number, you will be able to attend the Meeting online, submit your questions or comments during the Meeting, and vote your shares electronically at the Meeting, by visiting https://web.lumiagm.com/472787272. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, registered Shareholders or duly appointed proxyholders will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage you to test your computer and internet browser prior to the Meeting, and not to use Internet Explorer as your browser. The best browser for using the Lumi platform is Google Chrome. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please contact the Lumi Technical Support Specialists through the email address posted on the virtual Meeting login page (https://web.lumiagm.com/472787272). If you are accessing the Meeting, you must remain connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. The chair of the Meeting will have discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. For these reasons, Shareholders are encouraged to complete and submit their Proxy Card in advance of the Meeting even if they plan to attend the Meeting online.

How do I submit questions or comments for the Meeting?

Registered Shareholders and duly appointed proxyholders who wish to submit questions or comments may do so during the live webcast of the Meeting at https://web.lumiagm.com/472787272 by selecting the “Messaging” tab at the top of the screen, and entering your comment or question in the “Ask a Question” text box at the top of the messaging screen. Once satisfied with the question, you may click the arrow button to the right of the question field to submit it to the chair of the Meeting.

Instructions will be available on the virtual Meeting site and technical assistance will be available. Questions can be submitted at any time during the Meeting, and the question and answer session will be open until the chair of the Meeting closes the session. It is anticipated that Shareholders will have substantially the same opportunity to ask questions on matters of business before the Meeting as if the Meeting was held in person.

Questions that relate to a specific proposal must indicate which proposal they relate to at the start of the question (e.g. “Proposal 1” or “Arrangement”), and must be submitted prior to voting on the proposal so that these questions can be addressed at the appropriate time during the Meeting. If questions do not indicate which proposal they relate to or are received after voting on the proposal, they will be addressed during the general question and answer session after the formal business of the Meeting. During the question and answer session, the chair of the Meeting will answer as many questions as time permits.

Questions or comments submitted through the Lumi platform will be read or summarized by a representative of the Company, after which the chair of the Meeting will respond or direct the question to the appropriate person to respond. If several questions relate to the same or a very similar topic, the questions will be grouped and participants will be advised that the Company has received similar questions. The chair of the Meeting reserves the right to edit or reject questions that he or she considers appropriate, or to respond to a question after the Meeting. The chair of the Meeting has broad authority to conduct the Meeting in a manner that is fair to all Shareholders and may exercise discretion in the order in which questions are asked and the amount of time devoted to any one question.

13

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Card WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE ARRANGEMENT; FOR THE APPROVAL OF THE SPINCO INCENTIVE PLAN; AND FOR THE RATIFICATION OF CERTAIN AWARDS GRANTED BY BRIACELL IN AUGUST 2022. The shares represented by the Proxy Card will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Card confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, Management knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the VIF provided by your broker. If you sign and return your VIF without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your VIF on a timely basis, your broker will be prohibited from voting your shares without your instructions on any matter to be voted on at the Meeting, since all such matters are “non-routine” matters. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not return my Proxy Card on a timely basis?

Shares that you own as a BriaCell Shareholder of record will be voted as you instruct on your Proxy Card. If you sign and return your Proxy Card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not return your Proxy Card on a timely basis, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast or any adjournment(s) or postponement(s) thereof and electronically submits your votes during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold BriaCell Shares as the shareholder of record, your vote by proxy must be received 48 hours (excluding weekends and holidays) prior to any adjournment(s) or postponement(s) of the Meeting, or must be deposited at the Meeting with the chair of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

May I change or revoke my vote?

In addition to revocation in any other manner permitted by law, a BriaCell Shareholder who has given a proxy pursuant to this solicitation may revoke it:

●	at any time up to and including the last business day 48 hours (excluding weekends and holidays) prior to the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the BriaCell Shareholder or by his, her or its attorney authorized in writing or, if the BriaCell Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Computershare by mail using the enclosed envelope to Computershare Investor Services Inc., Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, 48 hours (excluding weekends and holidays) prior to the day of the Meeting; or

●	by delivering written notice of such revocation to the chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.

14

For shares you hold as a beneficial owner, you may change your vote by submitting new voting instructions to your Intermediary on a timely basis (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of BriaCell Shares without par value. At the close of business on the Record Date, July 18, 2023, there were 48 BriaCell Shareholders of record holding 15,981,726 outstanding BriaCell Shares, and no other shares outstanding.

Voting Rights

The BriaCell Shares carry one vote per share for all matters coming before BriaCell Shareholders at the Meeting.

The holders of BriaCell Shares are entitled to receive notice of any meeting of BriaCell Shareholders, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.

To the knowledge of the Company, as at the Record Date, based on publicly available filings, no person or company beneficially owns, controls or directs, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Company, other than set out in the table below.

Name of Shareholder	Number of Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly	Percentage of Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly	Percentage of Votes Attaching to All Outstanding Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly
L5 Capital Inc.(1)	1,640,000	10.26%	10.26%

Note:

(1)	L5 Capital Inc. is controlled by Marc Lustig, a director of BriaCell.

Interest of Certain Persons or Companies in Matters to be acted upon

Except as described elsewhere in this Proxy Statement, Management is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company, (b) any associates or affiliates of any of the persons or companies listed in (a), in any matter to be acted on at the Meeting.

Obtaining Additional Information

How may I obtain financial and other information about BriaCell?

Our audited annual consolidated financial statements for the year ended July 31, 2022 are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on October 28, 2022 and concurrently filed the Annual Report on Form 10-K on SEDAR at www.sedar.com. The Annual Report on Form 10-K is available free of charge on the “Investor Relations” section of our website at www.briacell.com/investor-relations, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, BriaCell Shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

15

What if I have questions for the Company’s transfer agent?

If you are a BriaCell Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Computershare Investor Services Inc.

Proxy Department,

8th Floor, 100 University Avenue,

Toronto, Ontario M5J 2Y1

How do I obtain additional copies of this Proxy Statement or voting materials?

If you need additional copies of this Proxy Statement or the Proxy Materials, please contact us at:

BriaCell Therapeutics Corp.

Attn: Corporate Secretary

Suite 300 – 235 15th Street,

West Vancouver, British Columbia V7T 2X1

glevin@briacell.com

16

Cautionary Note Regarding Forward Looking-Statements

This Proxy Statement contains “forward-looking statements” or “forward-looking information” within the meaning of applicable Canadian Securities Legislation and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information is provided as of the date of this Proxy Statement or, in the case of documents incorporated by reference herein, as of the date of such documents and neither BriaCell nor SpinCo intend to, nor do they assume any obligation, to update this forward-looking information, except as required by law. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”.

Forward-looking information is based on reasonable assumptions that have been made by BriaCell and/or SpinCo, as applicable, as at the date of such information and is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of BriaCell and/or SpinCo to be materially different from those expressed or implied by such forward-looking information, including but not limited to, the following risks, uncertainties and factors: (i) BriaCell not obtaining court, shareholder or regulatory approvals required to proceed with the Arrangement; (ii) unexpected tax consequences in connection with the Arrangement; (iii) unanticipated material expenditures required by BriaCell prior to, or following, the completion of the Arrangement; (iv) the capital markets valuing BriaCell and/or SpinCo (assuming the completion of the Arrangement) in a manner not anticipated by Management; (v) the benefits of the Arrangement not being realized as anticipated; (vi) unanticipated changes in, and factors relating to, (a) the market and demand for the services and products from time to time offered by BriaCell and/or SpinCo, and (b) interest in, and uptake of, the various services and programs from time to time offered by BriaCell and/or SpinCo; (vii) the inability of Management (prior to the completion of the Arrangement) and/or management of SpinCo (assuming the completion of the Arrangement), to develop the SpinCo Assets; (vii) risks and uncertainties inherent in or associated with, and/or factors affecting, (a) the respective business objectives and activities of BriaCell and SpinCo, (b) the healthcare industry in Canada, the U.S., and such other jurisdictions in which BriaCell and/or SpinCo may from time to time conduct business, (c) violations of laws and regulations, (d) reliance on the capabilities and experience of key executives, scientists, and other third parties, and (e) changes to legislation; (ix) the inability of BriaCell (prior to the completion of the Arrangement) and SpinCo (assuming the completion of the Arrangement) to develop the SpinCo Assets as anticipated or desired; (x) BriaCell’s inability to (a) obtain regulatory approvals, as required, prior to initiating any clinical trials, (b) meet eligibility requirements for clinical testing and more complex clinical trials, (c) obtain regulatory approvals prior to any clinical trials, or obtain approval of phase 1 human trials, if any, and (d) generate patient member growth; (xi) unfavourable publicity or consumer perception; (xii) negative results from clinical trials; (xii) negative operating cash flow and continued operations as a going concern; (xiv) the risks and costs associated with being a publicly traded company; (xv) limited operating history of SpinCo (assuming the completion of the Arrangement); (xvi) conflicts of interest; (xvii) the failure of BriaCell and/or SpinCo to achieve any or all of their respective publicly announced milestones according to schedule, or at all; (xviii) misconduct or other improper activities by employees and other personnel; (xxiv) BriaCell and/or SpinCo’s inability to expand its respective business and operations through acquisitions or collaborations; (xxv) product liability claims; (xxi) risks related to third-party licenses; (xxii) changes in patent law; (xxiii) litigation regarding patents, patent applications, and other proprietary rights; (xxv) inability to enforce legal rights, and/or judgements, in foreign jurisdictions; (xxvi) inaccuracies in the projections and estimates of BriaCell and/or SpinCo; (xxvii) the impact and effects of interest and foreign currency exchange rate fluctuations and/or global financial conditions on the operations of BriaCell and/or SpinCo; (xxviii) risks and uncertainties inherent in or associated with, (a) competition from other companies directly or indirectly engaged in the industry or industries within which BriaCell and SpinCo operate from time to time, (b) stock price fluctuations, (c) political and/or economic developments, (d) environmental and related matters, (e) insurance, and (f) cost estimates, financing, infrastructure, cost overruns, timeliness of government approvals, and taxation; (xxix) unpredictability and volatility in the market price of the securities of BriaCell and SpinCo (following completion of the Arrangement) (including, an inability to achieve an active or liquid market therefor); (xxx) the speculative nature of an investment in the securities of BriaCell and SpinCo; (xxxi) risks associated with, and the impact of, any additional issuances of the securities of BriaCell and SpinCo (including dilution to the respective securityholders); (xxxii) general economic, market and business conditions; (xxxiii) inadequate internal controls over financial reporting; (xxxiv) violations of laws and regulations; (xxxv) cyber-attacks; (xxxvi) failure to obtain industry partner and other third party consents and approvals when required; (xxxvii) delays in obtaining permits and licenses for product development; (xxxviii) competition for, among other things, capital and skilled personnel; (xxxix) incorrect assessments of the value of acquisitions or dispositions; (xl) an inability on the part of BriaCell and/or SpinCo to meet their respective obligations to their respective creditors from time to time; (xli) unanticipated actions taken by regulatory authorities with respect to biotechnology development and clinical activities; (xlii) inadequacy of insurance coverage; and (xliii) such other factors discussed in the section entitled “Risk Factors” herein. Other documents incorporated by reference in the Proxy Statement, such as the audited financial statements of BriaCell as at, and for the financial years ended, 2022 and 2021 (together with the auditor’s report thereon and the notes thereto) and related management’s discussion and analysis for the financial years ended 2022 and 2021, each include forward-looking information with respect to, among other things, BriaCell’s corporate development and strategy. Forward-looking information is based on certain assumptions that BriaCell and SpinCo believe are reasonable, including that the required shareholder, court and regulatory approvals for the transactions described in this Proxy Statement will be obtained; receipt and/or maintenance of required licenses and third-party consents in a timely matter; that the transactions described in this Proxy Statement will be completed as disclosed herein; that the current directors and officers of BriaCell will continue in their respective capacities as directors and officers of BriaCell, as applicable; that sufficient working capital will be available for both BriaCell and SpinCo; that BriaCell will remain listed on both NASDAQ and the TSX; that SpinCo will become an unlisted reporting issuer in Canada; that shareholdings of certain shareholders of BriaCell will not change prior to the closing of the transactions described herein; that the general business and economic conditions will not change in a material adverse manner; that financing will be available to BriaCell and SpinCo, if and when needed, on reasonable terms; and that BriaCell will not experience any material labour dispute, accident, or failure of plant or equipment and such other assumptions and factors as set out herein.

Although each of BriaCell and SpinCo has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers should not place undue reliance on forward looking information. BriaCell does not undertake to update any forward-looking information contained herein or that is incorporated by reference herein, except in accordance with applicable securities laws.

17

Overview of Proposals to be Voted on

Proposals 1, 2 and 3 are included in this Proxy Statement at the direction of the Board. Our Board unanimously recommends that you vote “FOR” the Arrangement in Proposal 1; “FOR” the SpinCo Incentive Plan in Proposal 2; and “FOR” the ratification of certain awards granted by BriaCell in August 2022 in Proposal 3.

18

Proposal 1 – Approval of the Arrangement

Summary

The following is a summary of the principal features of the Arrangement and should be read together with the more detailed information and financial data and statements contained elsewhere in this Proxy Statement, including the schedules hereto. This summary is qualified in its entirety by the more detailed information appearing or referred to elsewhere herein.

No person has been authorized by BriaCell or SpinCo to give any information (including any representations) in connection with the matters to be considered at the Meeting other than the information contained in this Proxy Statement. This Proxy Statement does not constitute an offer to buy, or a solicitation of an offer to acquire, any securities, or a solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or is unlawful. Information contained in this Proxy Statement should not be construed as legal, tax or financial advice, and BriaCell Shareholders should consult their own professional advisors concerning the consequences of the Arrangement in their own circumstances.

This Proxy Statement and the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement have not been approved or disapproved by any securities regulatory authority, nor has any securities regulatory authority passed upon the fairness or merits of such transactions or upon the accuracy or adequacy of the information contained in this Proxy Statement. Any representation to the contrary is unlawful.

At the Meeting, BriaCell Shareholders will be asked to vote for or against the resolution to approve the Arrangement (the “Arrangement Resolution”). The Arrangement Resolution must be passed by not less than two thirds of the votes cast by BriaCell Shareholders present by proxy who are entitled to vote at the Meeting.

Background to the Arrangement

Beginning in calendar Q1 2023, BriaCell commenced a review of strategic alternatives relating to the SpinCo Assets. BriaCell determined that its market capitalization reflected little if any value for the SpinCo Assets. By developing the SpinCo Assets in a separate corporate entity, BriaCell believed that it could, among other possible benefits, (i) unlock the significant development potential of the SpinCo Assets, (ii) realize independent value in the SpinCo Assets for the benefit of all BriaCell Shareholders, and (iii) allow each of BriaCell and SpinCo to focus on their respective research and development programs, with BriaCell able to dedicate its resources principally to its more advanced, cancer immunotherapy drug candidates and upcoming clinical trials. See “Reasons for the Arrangement”.

In February and March 2023, BriaCell worked with its external legal and tax advisors to address a range of tax, securities law and other structural considerations. They assisted BriaCell in developing a structure for the Arrangement that would, among other things, (i) house the SpinCo Assets in SpinCo, a newly-established, unlisted reporting issuer, (ii) provide all BriaCell shareholders with a direct ownership interest in SpinCo, with BriaCell initially retaining a two-third majority interest, and (iii) give SpinCo access to BriaCell’s personnel and back office systems and support for a transitional period under the terms of a shared services agreement, while SpinCo worked to develop those capabilities independently. See “Transition Services Agreement”.

On May 24, 2023, the BriaCell board met and unanimously approved the Arrangement. The general terms of the Arrangement were announced on March 30, 2023.

Following that announcement, in April and May 2023, BriaCell worked with its external legal advisors to formalize the terms of the Transaction and prepare the Arrangement Agreement and Plan of Arrangement. BriaCell retained BDO Canada LLP as independent financial and valuation advisor to provide a valuation for the SpinCo Assets and to deliver a fairness opinion to the BriaCell Shareholders. BriaCell worked with its advisors to address tax considerations and finalize the structure of the Arrangement. Mechanics were established for the equitable treatment of BriaCell Shareholders, BriaCell Warrantholders and BriaCell Optionholders in the Arrangement.

19

On May 24, 2023, the board of directors of BriaCell unanimously (a) determined that the Arrangement is in the best interests of BriaCell and fair, from a financial point of view, to shareholders, (b) approved the Arrangement and the Arrangement Agreement, and (c) recommended that shareholders vote in favor of the Arrangement at the Meeting. In determining to support the Arrangement, the BriaCell board relied in part on the opinion of BDO Canada LLP that the consideration to be received by BriaCell shareholders under the Arrangement is fair, from a financial point of view, to shareholders. See “BDO Fairness Opinion”.

On May 25, 2023, BriaCell announced the signing of the Arrangement Agreement and Plan of Arrangement.

On June 21, 2023, the BriaCell board unanimously approved, among other things, the establishment of a record date of July 18, 2023 and a Meeting date of August 18, 2023, and the filing of the Proxy Statement with the SEC.

Reasons for the Arrangement

At the moment, the capital markets value the SpinCo Assets together with all of BriaCell’s other operations. By completing the Arrangement, BriaCell believes that the capital markets will value the SpinCo Assets separately and independently of BriaCell’s other business, which should create additional value for BriaCell Shareholders. BriaCell believes that the Arrangement is in the best interests of BriaCell in order to focus respective efforts on new BriaCell studies and SpinCo Assets.

In the course of its deliberations, the BriaCell Board also identified and considered a variety of risks and potentially negative factors, including, but not limited to, the risks set out under “Arrangement Risk Factors”.

The foregoing discussion summarizes the material information and factors considered by the BriaCell Board in its consideration of the Arrangement. The BriaCell Board reached a unanimous decision with respect to the Arrangement in light of the factors described above and other factors that each member of the BriaCell Board felt were appropriate. In view of the wide variety of factors and the quality and amount of information considered, the BriaCell Board did not find it useful or practicable to, and did not make specific assessments of, quantify, rank or otherwise assign relative weights to the specific factors considered in reaching its respective determination. Individual members of the BriaCell Board may have given different weight to different factors.

For further information on the reasons for the Arrangement, see “Recommendation of the BriaCell Board”.

Principal Steps of the Arrangement

The Arrangement will be completed by way of plan of arrangement pursuant to Section 288 of the BCBCA involving BriaCell, the Securityholders and SpinCo. The Arrangement will become effective on the Effective Date, subject to satisfaction of the applicable conditions. The disclosure of the principal features of the Arrangement among BriaCell, the Securityholders, SpinCo and IPCo, as summarized herein, is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is available under BriaCell’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Capitalized terms in this “Principal Steps of the Arrangement” section not defined herein have meanings given to them in the Plan of Arrangement.

Commencing at the Effective Time, each of the steps, events or transactions set out below shall, except for steps, events or transactions deemed to occur concurrently with other steps, events or transactions as set out below, occur and shall be deemed to occur consecutively in ten minute intervals in the following order (or in such other manner, order or times as BriaCell and SpinCo may agree in writing) without any further act or formality (notwithstanding anything contained in the provisions attaching to any of the securities of BriaCell or SpinCo), except as otherwise provided herein:

(a)	Each Dissenting Share held by a Dissenting Shareholder shall be, and shall be deemed to have been, transferred by the holder thereof to, and acquired for cancellation, by BriaCell (free and clear of any Encumbrances), and:

(i)	such Dissenting Shareholders shall cease to be holders of such Dissenting Shares and to have any rights as BriaCell Shareholders in respect of such Dissenting Shares, other than the right to be paid fair value for such Dissenting Shares by BriaCell in accordance with Article 5 of the Plan of Arrangement;

20

(ii)	all such Dissenting Shares so transferred to BriaCell pursuant to Section 3.1(a) of the Plan of Arrangement shall be cancelled; and

(iii)	such Dissenting Shareholders’ names shall be removed from the register of holders of BriaCell Shares maintained by or on behalf of BriaCell as it relates to the Dissenting Shares so transferred.

(b)	BriaCell shall transfer all of its legal and beneficial right, title and interest in and to the IPCo Shares to SpinCo in consideration for:

(i)	the issuance by SpinCo to BriaCell of such number of SpinCo Shares so that, following the issuance, the total number of outstanding SpinCo Shares is equal to three times the number of then-outstanding BriaCell Shares (for greater certainty, excluding the number of BriaCell Shares cancelled in accordance with Section 3.1(a) of the Plan of Arrangement); and

(ii)	the assumption by SpinCo of BriaCell’s obligation under the terms of the BriaCell Warrants to deliver SpinCo Shares to holders of BriaCell Warrants (the “Non-Share Consideration”) upon the exercise of the BriaCell Warrants in accordance with their terms.

(c)	Concurrently with the transfer in Section 3.1(b) of the Plan of Arrangement, there shall be added to the capital account maintained by SpinCo in respect of the SpinCo Shares:

(i)	if the parties file a joint election pursuant to subsection 85(1) of the Tax Act in respect of the transfer, an amount equal to the agreed amount for purposes of such election, less the fair market value of the Non-Share Consideration; or

(ii)	if no such election is filed, an amount equal to the fair market value of the IPCo Shares less the fair market value of the Non-Share Consideration.

(d)	Pursuant to section 51.4 of the BCBCA, the notice of articles of IPCo shall be altered to:

(i)	remove the statement referred to in section 51.11 of the BCBCA, and

(ii)	change the name of IPCo to “BriaIP Therapeutics Corp.”, or such other name as may be acceptable to the Registrar and specified in the alteration of the notice of articles,

and IPCo shall cease to be an “unlimited liability company” and will thereafter be a “limited company”, each as defined in the BCBCA.

(e)	In the course of a reorganization of BriaCell’s authorized and issued share capital:

(i)	the notice of articles and articles of BriaCell shall be amended:

(A)	to rename and redesignate all of the issued and unissued BriaCell Shares as “Class A common shares without par value” (the “BriaCell Class A Shares”) and to amend the special rights and restrictions attached to the BriaCell Class A Shares to provide the holders thereof with the following rights:

(1)	to receive notice of and to vote at all meetings of shareholders of BriaCell (except meetings at which only holders of a specified class of shares are entitled to vote), and holders shall be entitled to two votes for each BriaCell Class A Share held;

21

(2)	to receive, subject to the rights of holders of any other class of shares, any dividends as and when declared by the directors of BriaCell in their absolute discretion from time to time; and

(3)	to receive, pari passu with the New BriaCell Shares (as defined below), and subject to the rights of the holders of any other class of shares, a pro rata portion of the remaining property of BriaCell on the liquidation, dissolution or winding up of BriaCell, whether voluntary or involuntary;

(B)	to create a new class of shares consisting of an unlimited number of “common shares without par value” (the “New BriaCell Shares”) with special rights and restrictions attached to the New BriaCell Shares to provide the holders thereof with the following rights:

(1)	to receive notice of and to vote at all meetings of shareholders of BriaCell (except meetings at which only holders of a specified class of shares are entitled to vote), and holders shall be entitled to one vote for each New BriaCell Share held;

(2)	to receive, subject to the rights of the holders of any other class of shares, any dividends as and when declared by the directors of BriaCell in their absolute discretion from time to time; and

(3)	to receive, pari passu with the BriaCell Class A Shares, and subject to the rights of the holders of any other class of shares, a pro rata portion of the remaining property of BriaCell on the liquidation, dissolution or winding up of BriaCell, whether voluntary or involuntary;

(ii)	each BriaCell Class A Share issued and outstanding immediately before the reorganization of BriaCell’s share capital pursuant to Section 3.1(b) of the Plan of Arrangement shall be exchanged with BriaCell, free and clear of any Encumbrances, for the issuance of one New BriaCell Share and the transfer of one SpinCo Share, and upon such exchange:

(A)	each such exchanged BriaCell Class A Share shall be cancelled, and the holder of such exchanged BriaCell Class A Share shall be removed from BriaCell’s central securities register;

(B)	each holder of such exchanged BriaCell Class A Shares shall be entered in BriaCell’s central securities register in respect of the New BriaCell Shares issued to such holder;

(C)	BriaCell shall be removed from SpinCo’s central securities register in respect of the SpinCo Shares distributed; and

(D)	each holder of such exchanged BriaCell Class A Shares shall be entered in SpinCo’s central securities register of in respect of the SpinCo Shares distributed to such holder,

22

and the holders of such BriaCell Class A Shares shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such BriaCell Class A Shares;

(iii)	concurrently with the exchange in Section 3.1(d)(ii) of the Plan of Arrangement, the capital account in respect of the BriaCell Class A Shares shall be reduced to nil, and there shall be added to the capital account maintained by BriaCell in respect of the New BriaCell Shares the amount by which (A) the amount by which the capital account of the BriaCell Class A Shares is reduced pursuant to Section 3.1(d)(iii) of the Plan of Arrangement exceeds (B) the fair market value of the SpinCo Shares distributed to the former holders of BriaCell Class A Shares pursuant to Section 3.1(d)(ii) of the Plan of Arrangement.

(iv)	the authorized share structure of BriaCell will be amended by eliminating the BriaCell Class A Shares and the notice of articles and articles of BriaCell will be amended accordingly.

(f)	Each BriaCell Option will be exchanged, without any further act or formality, for:

(i)	one option to acquire one New BriaCell Share (a “BriaCell Replacement Option”) having an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a New BriaCell Share at the Effective Time by (B) the aggregate fair market value of a New BriaCell Share and a SpinCo Share at the Effective Time; and

(ii)	one option to acquire one SpinCo Share (a “SpinCo Option”) having an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a SpinCo Share at the Effective Time by (B) the aggregate fair market value of a New BriaCell Share and a SpinCo Share at the Effective Time,

provided that the aforesaid exercise prices will be rounded up to the nearest whole cent and will be further adjusted to the extent required to ensure that the aggregate In the Money Amount of the BriaCell Replacement Option and the SpinCo Option immediately after the exchange does not exceed the In the Money Amount immediately before the exchange of the BriaCell Option so exchanged. It is intended that subsection 7(1.4) of the Tax Act apply to the exchange of BriaCell Options. The term to expiry, conditions to and manner of exercise and other terms and conditions of each of the BriaCell Replacement Options and SpinCo Options shall be the same as the terms and conditions of the BriaCell Option for which it is exchanged, provided each SpinCo Option shall be governed by the terms and conditions of the SpinCo Incentive Plan and, in the event of any inconsistency or conflict the SpinCo Incentive Plan shall govern. Any document previously evidencing a BriaCell Option shall thereafter evidence and be deemed to evidence the corresponding BriaCell Replacement Options and SpinCo Options and no certificates evidencing the BriaCell Replacement Options and SpinCo Options shall be issued.

No fractional SpinCo Shares will be distributed by BriaCell or SpinCo upon the exercise of BriaCell Warrants, BriaCell Options, or SpinCo Options following the Effective Time, and the number of New BriaCell Shares or SpinCo Shares, as applicable, actually distributable to a holder of BriaCell Warrants, BriaCell Options, or SpinCo Options following the Effective Time, as the case may be, will be rounded down to the next lower whole number, and the fractional entitlement will be cancelled without any compensation or other consideration therefor. For greater certainty, in calculating such fractional interests, all fractional entitlements will be aggregated prior to rounding.

Upon the completion of the Arrangement, the BriaCell Shareholders (other than Dissenting Shareholders) will own shares in two companies: SpinCo, an unlisted public company, which will focus on the SpinCo Assets and BriaCell, a listed public company which will continue to focus on immuno-oncology biotechnology with a strong focus on cancer immunotherapy. The Arrangement is subject to a number of conditions including TSX and NASDAQ acceptance, approval by the BriaCell Shareholders and Court approval.

23

Effects of the Arrangement

The Companies

BriaCell, a BCBCA incorporated company, is listed on the TSX and NASDAQ and is a leading immuno-oncology biotechnology company with a strong focus on cancer immunotherapy.

SpinCo is a subsidiary of BriaCell incorporated under the BCBCA for the purpose of completing the Arrangement. As of the Effective Date, SpinCo will directly or indirectly own the SpinCo Assets. SpinCo will be an unlisted reporting issuer in the provinces of British Columbia, Ontario and Alberta.

Effects for Shareholders

As a result of the Arrangement, BriaCell Shareholders will no longer hold their BriaCell Shares and instead, will receive one (1) New BriaCell Share and one (1) SpinCo Share for every one (1) BriaCell Share held at the Effective Time, and as a result, will hold shares in two companies following completion of the Arrangement. No fractional shares shall be issued and any fractional share shall be rounded down to the nearest whole share.

SpinCo Shares issued to BriaCell Shareholders will, in aggregate, represent 33.33% ownership of SpinCo Shares upon closing of the Arrangement, with BriaCell initially retaining a 66.67% ownership interest in SpinCo.

Options Treatment

As part of the Plan of Arrangement, each outstanding BriaCell Option will be exchanged for one BriaCell Replacement Option and one SpinCo Option. See “Principal Steps of the Arrangement” in this Proxy Statement.

The purpose of the BriaCell Omnibus Plan is to foster a proprietary interest in BriaCell and provide a long-term performance-related incentive for executive officers, employees and contractors of BriaCell and its subsidiaries. SpinCo proposes, subject to shareholder approval, to adopt the SpinCo Incentive Plan, for the same purpose. Following the closing of the Arrangement and the exchange of BriaCell Options for BriaCell Replacement Options and SpinCo Options under the Plan of Arrangement, as described below, BriaCell Replacement Options (and, any new options of BriaCell granted thereafter) will continue to be governed by the BriaCell Omnibus Plan or BriaCell Stock Option Plan, as applicable, based on the original issuance of such BriaCell Options, and SpinCo Options shall be governed by the SpinCo Incentive Plan. Since the BriaCell Stock Option Plan was superseded by the BriaCell Omnibus Plan, BriaCell no longer grants BriaCell Options under the BriaCell Stock Option Plan.

As part of the Plan of Arrangement, the exercise price of the BriaCell Options exchanged will be apportioned between the BriaCell Replacement Options and the SpinCo Options, subject to adjustments as provided for therein. The exercise prices of the BriaCell Replacement Options and the SpinCo Options shall comply with the requirements of the TSX and NASDAQ, respectively, and be set at amounts such that the aggregate In The Money Amount of the BriaCell Replacement Options and SpinCo Options does not exceed the In The Money Amount of the BriaCell Options immediately before the exchange.

None of the initial proposed directors or officers of SpinCo are expected to receive additional compensation as a consequence of their dual roles, beyond the continued vesting of their SpinCo Options and/or BriaCell Replacement Options, as applicable.

24

Warrants Treatment

In connection with the Arrangement, each BriaCell Warrant shall, in accordance with its terms, entitle the holder thereof to receive, upon the exercise thereof following the Effective Time, one New BriaCell Share and one SpinCo Share for the original exercise price. The treatment of the BriaCell Warrants in connection with the Arrangement is being effected in accordance with the BriaCell Warrant Documents, as applicable, and the certificates representing the BriaCell Warrants. No fractional shares shall be issued on the exercise of BriaCell Warrants and any fractional amount shall be rounded down to the nearest whole share. See “Principal Steps of the Arrangement”.

Pursuant to the Arrangement Agreement, upon the exercise of BriaCell Warrants following the Effective Date, BriaCell shall, as agent for SpinCo, collect and pay to SpinCo an amount for each one (1) SpinCo Share so issued that is equal to the exercise price under the BriaCell Warrant multiplied by the fair market value of one (1) SpinCo Share at the Effective Time divided by the total fair market value of one (1) New BriaCell Share and one (1) SpinCo Share at the Effective Time, subject to TSX approval. For purposes of the Arrangement Agreement, fair market value of the New BriaCell Shares and the SpinCo Shares shall be determined by the BriaCell Board, acting in good faith.

As of the date of this Proxy Statement there are issued and outstanding an aggregate of 8,121,650 BriaCell Warrants as follows:

Number of Warrants		Exercise Price ($)	Exercisable At April 30, 2023	Expiry Date
51,698	(1)	4.41	51,698	November 16, 2025
3,896,809	(2)	5.31	3,896,809	February 26, 2026 – April 26, 2026
4,173,143	(3)	6.19	4,173,143	June 7, 2026 - December 7, 2026
Total: 8,121,650			8,121,650

Notes:

(1)	Including 4,890 compensation warrants, issued in connection with a brokered private placement of an unsecured convertible debenture unit of BriaCell on November 16, 2020.
(2)	Including 17,074 compensation warrants, issued in connection with the NASDAQ public offering in February 2021.
(3)	Including 24,688 compensation warrants, issued in connection with a private placement of BriaCell Shares and BriaCell Warrants in June 2021.

As such, the maximum number of SpinCo Shares issuable should the BriaCell Warrants be exercised in full is 8,121,650.

Directors and Officers of BriaCell

The board of directors of BriaCell will remain unchanged upon closing of the Arrangement. However, the composition of the board of directors of BriaCell and its compensation structure may be revisited in connection with BriaCell’s next annual general meeting of its shareholders.

Directors and Officers of SpinCo

The SpinCo Board will be comprised of William V. Williams, Martin E. Schmieg and Jane Gross. Executive management of SpinCo will consist of William V. Williams and Gadi Levin. It is the intent of SpinCo to add individuals to its management, as required, to ensure SpinCo has the appropriate amount of local knowledge and skill sets to advance the SpinCo Assets and additional assets SpinCo may acquire in the future.

Pro Forma Business Objectives

Upon completion of the Arrangement, BriaCell will continue to hold all of its assets other than those comprising the SpinCo Assets and will continue to focus on immuno-oncology biotechnology with a particular focus on cancer immunotherapy.

25

Upon completion of the Arrangement, SpinCo will, directly or indirectly, hold the SpinCo Assets, and will concentrate its activities on the operation and growth of the SpinCo Assets under its corporate name BriaPro Therapeutics Corp.

Conduct of Meeting and Other Approvals

Shareholder Approval of the Arrangement

To become effective, the Arrangement Resolution must be approved by a special resolution passed by a majority of not less than two-thirds of the votes cast by BriaCell Shareholders who vote in respect of the Arrangement Resolution.

Court Approval of the Arrangement

Under the BCBCA, BriaCell is required to obtain the approval of the Court for the calling and holding of the Meeting and for the purpose of considering and approving the Arrangement. On July 13, 2023, prior to mailing the material in respect of the Meeting, BriaCell obtained the Interim Order providing for the calling and holding of the Meeting and other procedural matters. A copy of the Interim Order and the Petition are appended as Schedule “B” and Schedule “C”, respectively, to this Proxy Statement. The Court hearing in respect of the Final Order is scheduled to take place at 9:45 a.m. (Vancouver time) on August 25, 2023, following the Meeting or as soon thereafter as the Court may direct or counsel for BriaCell may be heard, before a Judge of the Supreme Court of British Columbia, located at the Courthouse, at 800 Smithe Street, Vancouver, British Columbia, subject to the approval of the Arrangement Resolution at the Meeting. Securityholders who wish to participate in or be represented at the Court hearing should consult with their legal advisors as to the necessary requirements.

At the Court hearing, any Securityholder who wishes to participate or to be represented or to present evidence or argument may do so, subject to the rules of the Court. Although the authority of the Court is very broad, the Court will consider, among other things, the procedural and substantive fairness and reasonableness of the terms and conditions of the Arrangement and the rights and interests of every person affected. The Court may approve the Arrangement as proposed or as amended in any manner as the Court may direct. The Court’s approval is required for the Arrangement to become effective. In addition, it is a condition of the Arrangement that the Court will have determined, prior to approving the Final Order, that the terms and conditions of the issuance of securities comprising the Arrangement are procedurally and substantively fair to the BriaCell Shareholders.

Under the terms of the Interim Order, each BriaCell Shareholder will have the right to appear and make submissions at the application for the Final Order. Any person desiring to appear at the hearing of the application for the Final Order is required to indicate his, her or its intention to appear by filing with the Court and serving BriaCell, at the address set out below, not less than five (5) days before the date of the hearing of the application for the Final Order, a Notice of Appearance, including his, her or its address for service, together with all materials on which he, she or it intends to rely at the application. The Notice of Appearance and supporting materials must be delivered, within the time specified, to BriaCell at the following address:

BriaCell Therapeutics Corp.

c/o Bennett Jones LLP

One First Canadian Place

100 King Street West, Suite 3400

Toronto, Ontario, M5X 1A4

Attention: Aaron Sonshine / Marshall Eidinger

Regulatory Approvals

If the Arrangement Resolution is approved by both the requisite two-thirds of the BriaCell Shareholders voting together as a single class, final regulatory approval must be obtained for all the transactions contemplated by the Arrangement before the Arrangement may proceed.

26

The BriaCell Shares are currently listed and posted for trading on the TSX and NASDAQ. BriaCell is a reporting issuer in the provinces of British Columbia, Alberta, and Ontario. Approval from the TSX and if required, NASDAQ, is required for the completion of the Arrangement. Upon completion of the Arrangement, it is expected that SpinCo will become an unlisted reporting issuer in Canada.

Conditions to the Arrangement Becoming Effective

The respective obligations of BriaCell and SpinCo to complete the transactions contemplated by the Arrangement Agreement are subject to the satisfaction, on or before the Effective Date, of a number of conditions precedent, certain of which may only be waived in accordance with the Arrangement Agreement. The mutual conditions precedent, among others, are as follows:

(a)	the Arrangement Resolution, with or without amendment, shall have been approved and adopted at the Meeting in accordance with Section 288 of the BCBCA, the constating documents of BriaCell, the Interim Order and the requirements of any applicable regulatory authorities;

(b)	the Final Order shall have been obtained in form and substance satisfactory to each of BriaCell and SpinCo;

(c)	the TSX, and if required, the NASDAQ, shall have conditionally approved (i) the Arrangement, including the listing of the New BriaCell Shares issuable to BriaCell Shareholders under the Plan of Arrangement in exchange for the BriaCell Class A Shares, and (ii) the delisting of the BriaCell Class A Shares, as of the Effective Date, subject to compliance with the requirements of the TSX and/or the NASDAQ, as applicable;

(d)	the BriaCell Reorganization shall have been completed, prior to the Effective Date;

(e)	all other consents, orders, regulations and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Arrangement Agreement and the Plan of Arrangement shall have been obtained or received from the Persons, authorities or bodies having jurisdiction in the circumstances each in form acceptable to BriaCell and SpinCo;

(f)	there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement and the Plan of Arrangement;

(g)	no law, regulation or policy shall have been proposed, enacted, promulgated or applied which interferes or is inconsistent with the completion of the Arrangement and Plan of Arrangement, including any material change to the income tax laws of Canada, which would reasonably be expected to have a material adverse effect on any of BriaCell, the BriaCell Shareholders, or if the Arrangement is completed, SpinCo or the holders of SpinCo Shares;

(h)	the aggregate number of BriaCell Shares held, directly or indirectly, by those holders of such shares who have validly exercised Dissent Rights and not withdrawn such exercise in connection with the Arrangement shall not exceed 5% of the aggregate number of BriaCell Shares outstanding immediately prior to the Effective Time; and

(i)	the Arrangement Agreement shall not have been terminated under Article 6 of the Arrangement Agreement.

27

Effective Date of Arrangement

The Arrangement will become effective on the Effective Date if:

1.	the Arrangement Resolution is approved by the requisite two-thirds of the BriaCell Shareholders voting together as a single class;

2.	the Final Order of the Court is obtained approving the Arrangement;

3.	every requirement of the BCBCA relating to the Arrangement has been complied with; and

4.	all other conditions disclosed under “Conditions to the Arrangement Becoming Effective” are met or waived.

The full particulars of the Arrangement are contained in the Plan of Arrangement appended as Schedule “A” to this Proxy Statement. See also “Arrangement Agreement” below.

Summary of the Arrangement

On May 24, 2023, BriaCell and SpinCo entered into the Arrangement Agreement which includes the Plan of Arrangement. The Plan of Arrangement is reproduced as Schedule “A” to this Proxy Statement. Pursuant to the Arrangement Agreement, BriaCell and SpinCo agreed to effect the Arrangement pursuant to the provisions of Section 288 of the BCBCA on the terms and subject to the conditions contained in the Arrangement Agreement.

Under the Arrangement Agreement, BriaCell has agreed to call the Meeting for the purpose of, among other matters, the BriaCell Shareholders approving the Arrangement Resolution, and that, if the approval of the BriaCell Shareholders of the Arrangement Resolution as set forth in the Interim Order is obtained by BriaCell, as soon as reasonably practicable thereafter, BriaCell will take the necessary steps to submit the Arrangement to the Court and apply for the Final Order.

Arrangement Agreement

The Arrangement will be carried out pursuant to the provisions of the BCBCA and will be effected in accordance with the Arrangement Agreement, the Interim Order and the Final Order. The steps of the Arrangement, as set out in the Plan of Arrangement, are summarized under “Principal Steps of the Arrangement” herein.

The general description of the Arrangement Agreement herein is qualified in its entirety by reference to the full text of the Arrangement Agreement, a copy of which is available for review by BriaCell Shareholders, at the head office of BriaCell as shown on the Notice of Meeting, during normal business hours prior to the Meeting and under BriaCell’s profile on SEDAR at www.sedar.com on EDGAR at www.sec.gov.

Representations and Warranties

The Arrangement Agreement contains representations and warranties made by BriaCell to SpinCo and representations and warranties made by SpinCo to BriaCell. The representations and warranties were made solely for purposes of the Arrangement Agreement and may be subject to important qualifications, limitations and exceptions agreed to by BriaCell and SpinCo in connection with negotiating its terms. In particular, some of the representations and warranties may be subject to a contractual standard of materiality, which may be different from that generally applicable to public disclosure to a BriaCell Shareholder, or may have been used for the purpose of allocating risk between the parties to the Arrangement Agreement.

Except as expressly specified therein, Securityholders are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.

28

The representations and warranties made by BriaCell and SpinCo relate to organization and qualification, authority relative to the Arrangement Agreement, no violation or breach, required approvals and consents, and no commencement of dissolution or similar proceedings.

Covenants

The Arrangement Agreement contains covenants made by BriaCell and SpinCo relating to the performance, execution and delivery of all steps necessary to give effect to the Arrangement.

Amendment and Termination of Arrangement Agreement

Subject to any mandatory applicable restrictions under the BCBCA or the Final Order, the Arrangement Agreement, including the Plan of Arrangement, may at any time and from time to time before or after the holding of the Meeting, but prior to the Effective Date, be amended by the written agreement of BriaCell and SpinCo without, subject to applicable law, further notice to or authorization on the part of the BriaCell Shareholders.

Interests of Certain Persons in the Arrangement

In considering the unanimous recommendation of the BriaCell Board with respect to the Arrangement, BriaCell Shareholders are advised that certain members of Management and the BriaCell Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. The BriaCell Board is aware of these interests and considered them along with other matters described under “Background to the Arrangement” and “Reasons for the Arrangement”.

All benefits received, or to be received, by directors or executive officers of BriaCell as a result of the Arrangement are, and will be, solely in connection with their services as directors or employees of BriaCell or as BriaCell Shareholders. No benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such person for their BriaCell Shares, nor is it, or will it be, conditional on any such person supporting the Arrangement.

Dissent Rights to the Arrangement

The following description of the dissent procedures is a summary only and is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of its BriaCell Shares, as applicable, and is qualified in its entirety by the reference to the full text of the Interim Order, Division 2 of Part 8 of the BCBCA, and the Plan of Arrangement, which are attached to this Proxy Statement as Schedule “B”, Schedule “D” and Schedule “A”, respectively. A Dissenting Shareholder who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court) and seek independent legal advice. Failure to comply strictly with the provisions of Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or other order of the Court), and to adhere to the procedures established therein, may result in the loss of all rights thereunder.

Division 2 of Part 8 of the BCBCA provides registered shareholders of a corporation with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The Interim Order expressly provides Registered Holders entitled to vote at the Meeting (being, those holders of BriaCell Shares of record at the close of business on the Record Date) with Dissent Rights in respect of the Arrangement Resolution, in accordance with Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court). Any such Registered Holder who duly and validly dissents from the Arrangement Resolution in strict compliance with Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court) will be entitled, in the event the Arrangement becomes effective, to be paid the fair value of the BriaCell Shares held by such Dissenting Shareholder determined as of the close of business on the day before the Arrangement Resolution is adopted.

29

In many cases, BriaCell Shares beneficially owned by a Non-Registered Holder are registered either: (a) in the name of an Intermediary that the Non-Registered Holder deals with in respect of the BriaCell Shares, or (b) in the name of a depositary (such as CDS) of which the Intermediary is a participant. Accordingly, a Non-Registered Holder will not be entitled to exercise its Dissent Rights directly. A Non-Registered Holder that wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered Holder deals in respect of its BriaCell Shares and instruct the Intermediary to exercise the Dissent Rights on the Non-Registered Holder’s behalf. A Non-Registered Holder who wishes to dissent must cause each Registered Holder through whom it holds BriaCell Shares to dissent with respect to all BriaCell Shares of which such Non-Registered Holder is the beneficial owner. In addition, pursuant to Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court), a Registered Holder may not exercise Dissent Rights in respect of only a portion of the BriaCell Shares held by such Registered Holder on behalf of any one Non-Registered Holder, but rather, may dissent only with respect to all such BriaCell Shares.

A Registered Holder who is entitled to dissent under the Plan of Arrangement and who wishes to dissent must deliver a written notice of dissent (a “Notice of Dissent”) to BriaCell c/o Bennett Jones LLP, Attention: Aaron Sonshine and Marshall Eidinger at One First Canadian Place, Suite 3400 - 100 King Street West, P.O. Box 130, Toronto, Ontario, M5X 1A4, Canada by not later than 5:00 p.m. (Eastern time) on August 16, 2023 (or the day that is two (2) Business Days prior to the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), and such Notice of Dissent must strictly comply with the requirements of Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court). The dissent procedures described in this Proxy Statement are different than the statutory dissent procedures of the BCBCA, which would permit a notice of objection to be provided at or prior to the Meeting. Failure to comply strictly with the provisions of Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court), and to adhere to the procedures established therein, may result in the loss of any Dissent Right.

The filing of a Notice of Dissent does not deprive a Registered Holder of the right to vote at the Meeting. However, the BCBCA provides, in effect, that a Registered Holder who has submitted a Notice of Dissent and who votes in favour of the Arrangement Resolution will no longer be considered a Dissenting Shareholder with respect to the BriaCell Shares voted in favour of the Arrangement Resolution. The BCBCA does not provide, and BriaCell will not assume, that a proxy submitted instructing the proxyholder to vote against the Arrangement Resolution, or an abstention from voting, constitutes a Notice of Dissent, but, a Registered Holder is not required to vote its BriaCell Shares against the Arrangement Resolution in order to validly exercise such Registered Holder’s Dissent Right. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote in favour of the Arrangement Resolution does not constitute a Notice of Dissent. However, any proxy granted by a Registered Holder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Arrangement Resolution, should be validly revoked in order to prevent the proxyholder from voting such BriaCell Shares in favour of the Arrangement Resolution and thereby causing the Registered Holder to forfeit its Dissent Rights.

If the BriaCell Shareholders adopt the Arrangement Resolution, BriaCell must, promptly after it forms the intention to proceed with the Arrangement, notify each Dissenting Shareholder in accordance with Section 243 of the BCBCA. Such notice is not required to be sent to any BriaCell Shareholder that voted in favour of the Arrangement Resolution or who has withdrawn his, her, their or its Notice of Dissent.

A Dissenting Shareholder that has not withdrawn his, her, their or its Notice of Dissent prior to the Meeting must, within one month after receipt of notice that the Arrangement Resolution has been adopted, send to BriaCell a written notice that such Dissenting Shareholder requires the purchase of all of its Dissenting Shares (a “Demand for Payment”) (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Dissenting Shareholder on behalf of a Non-Registered Holder). The Demand for Payment must be accompanied by the certificate(s) and/or DRS statement(s) representing the Dissenting Shares. A Dissenting Shareholder that fails to make a Demand for Payment in the time required, or to send the share certificate(s) and/or DRS statement(s) representing Dissenting Shares in the time required, has no right to make a claim under Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order made by the Court).

30

Under the Interim Order and the Plan of Arrangement, after sending a Demand for Payment which complies with the requirements of Section 244(1) of the BCBCA, a Dissenting Shareholder ceases to have any rights as a BriaCell Shareholder in respect of its Dissenting Shares other than the right to be paid the fair value of the Dissenting Shares by BriaCell, as determined pursuant to the Interim Order, unless (i) with the consent of BriaCell, the Dissenting Shareholder withdraws its Notice of Dissent, (ii) a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, (iii) the BriaCell Board revokes the Arrangement Resolution; or (iv) the Arrangement is abandoned or by its terms will not proceed. In the case of (i), the Dissenting Shareholder shall be deemed to have participated in the Arrangement on the same basis as any non-Dissenting Shareholder as at and from the Effective Time.

Pursuant to the Plan of Arrangement, in no case shall BriaCell or any other Person be required to recognize any Dissenting Shareholder as a BriaCell Shareholder after the Effective Time, and the names of such Shareholders shall be deleted from the list of Registered Holders at the Effective Time. Further, pursuant to the Plan of Arrangement, (i) Dissenting Shareholders that are ultimately determined to be entitled to be paid the fair value for their Dissenting Shares shall be deemed to have irrevocably transferred such Dissenting Shares to BriaCell for cancellation in consideration for such fair value with effect at the Effective Time, and (ii) Dissenting Shareholders that are ultimately determined not to be entitled, for any reason, to be paid the fair value for their Dissenting Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-Dissenting Shareholder as at and from the Effective Time.

The Dissenting Shareholder and BriaCell may agree on the payout value of such Dissenting Shareholder’s Dissenting Shares; otherwise, either party may apply to the Court to determine the fair value of the Dissenting Shares or apply for an order that value be established by arbitration or by reference to the Registrar or a referee of the Court. If the matters provided for in the Arrangement Resolution become effective and the Dissenting Shareholder has complied with Division 2 of Part 8 of the BCBCA, after a determination of the payout value of the Dissenting Shares, BriaCell must then promptly pay that amount to the Dissenting Shareholder. There is no obligation on BriaCell to make application to the Court. Each Dissenting Shareholder will be entitled to receive the fair value that the Dissenting Shares had as of the close of business on the day before the Arrangement Resolution was adopted at the Meeting, excluding any appreciation or depreciation in anticipation of the vote. After a determination of the fair value of the Dissenting Shares, BriaCell must then promptly pay that amount to the Dissenting Shareholder.

BriaCell Shareholders that are considering exercising Dissent Rights should be aware that there can be no assurance that the fair value of their BriaCell Shares as determined under the applicable provisions of Section 238 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court) will be more than or equal to the consideration payable under the Arrangement. Further, BriaCell Shareholders that are considering exercising Dissent Rights should consult their own legal and financial advisors (and in particular, as to the consequences under Canadian federal income tax laws of exercising Dissent Rights in respect of the Arrangement).

The above summary is not a comprehensive statement of the procedures to be followed by Dissenting Shareholders who seek payment of the fair value of their BriaCell Shares. A Dissenting Shareholder who intends to exercise the Dissent Rights should carefully consider and comply with the provisions of Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court) and seek independent legal advice. Failure to comply strictly with the provisions of Division 2 of Part 8 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and/or any other order of the Court), and to adhere to the procedures established therein, may result in the loss of all rights thereunder.

If, immediately prior to the Effective Time, the aggregate number of Dissenting Shares or BriaCell Shares in respect of which BriaCell Shareholders have instituted proceedings to exercise Dissent Rights in connection with the Arrangement, exceeds 5% of the BriaCell Shares then outstanding, the Arrangement will not be completed. See “ Conditions to the Arrangement Becoming Effective”.

31

Address for Notice of Dissent

All notices of dissent to the Arrangement pursuant to Section 238 of the BCBCA should be sent, within the time specified, to:

BriaCell Therapeutics Corp.

c/o Bennett Jones LLP

One First Canadian Place

100 King Street West, Suite 3400

Toronto, Ontario, M5X 1A4

Attention:	Aaron Sonshine / Marshall Eidinger

Procedure for Receipt of New BriaCell Shares and SpinCo Shares

BriaCell Shareholders on the Effective Date will be entitled to receive New BriaCell Shares and SpinCo Shares pursuant to the Arrangement.

Each Registered Holder will receive a Letter of Transmittal containing instructions with respect to the deposit of certificates or DRS statements for BriaCell Shares for use in exchanging their BriaCell Shares for certificates or DRS statements representing New BriaCell Shares and SpinCo Shares, to which they are entitled under the Arrangement. Upon return of a properly completed Letter of Transmittal, together with certificates or DRS statements formerly representing BriaCell Shares and such other documents as Computershare Investor Services Inc., acting as the depositary (the “Depositary”), may require, certificates or DRS statements for the appropriate number of New BriaCell Shares and SpinCo Shares will be distributed.

No fractional SpinCo Shares will be issued to any person pursuant to the Plan of Arrangement. All fractional amounts arising under the Plan of Arrangement will be rounded down to the next whole number without any compensation therefor. For greater certainty, in calculating such fractional interests, all fractional entitlements will be aggregated prior to rounding.

Certain Canadian Federal Income Tax Considerations

THE TAX CONSEQUENCES OF THE ARRANGEMENT MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH BRIACELL SHAREHOLDER AND OTHER FACTORS. ACCORDINGLY, BRIACELL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE ARRANGEMENT.

The following fairly summarizes the principal Canadian federal income tax consequences under the Tax Act generally applicable to BriaCell Shareholders in respect of the disposition of BriaCell Shares pursuant to the Arrangement, and the acquisition, holding, and disposition of New BriaCell Shares and SpinCo Shares acquired pursuant to the Arrangement.

In this summary, an otherwise undefined term that first appears in quotation marks has the meaning ascribed to it in the Tax Act.

This summary applies to BriaCell Shareholders who, for purposes of the Tax Act, (i) hold their BriaCell Shares, and will hold their New BriaCell Shares and SpinCo Shares, as capital property, (ii) deal at arm’s length with BriaCell and SpinCo, and (iii) are not affiliated with BriaCell or SpinCo (each such BriaCell Shareholder, a “Holder”).

Generally a Holder’s BriaCell Share, New BriaCell Share or SpinCo Share will be considered to be capital property of the Holder provided that the Holder does not hold the share in the course of carrying on a business of buying and selling securities and has not acquired the share in one or more transactions considered to be an adventure in the nature of trade.

32

A Resident Holder (as defined below under the heading – “Holders Resident in Canada”) whose BriaCell Shares, New BriaCell Shares or SpinCo Shares might not otherwise be capital property may in certain circumstances irrevocably elect under subsection 39(4) of the Tax Act to have those shares, and all other “Canadian securities” held by the Resident Holder in the taxation year of the election or in any subsequent taxation year treated as capital property. Resident Holders should consult their own tax advisors regarding the advisability of making such an election.

This summary does not apply to a Holder that:

(a)	is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act or a “specified financial institution”;

(b)	has elected to report its Canadian federal income tax results in a currency other than Canadian currency;

(c)	has entered or will enter into a “derivative forward agreement” or a “synthetic equity arrangement” with respect to its BriaCell Shares, New BriaCell Shares or SpinCo Shares;

(d)	receives dividends on its BriaCell Shares, New BriaCell Shares or SpinCo Shares under or as part of a “dividend rental arrangement”;

(e)	has acquired BriaCell Shares, or will acquire New BriaCell Shares or SpinCo Shares, on the exercise of an employee stock option;

(f)	is a person an interest in which is a “tax shelter investment”;

(g)	is a partnership or beneficially owns their BriaCell Shares through a partnership; or

(h)	is exempt from tax under Part I of the Tax Act.

Each such Holder should consult the Holder’s own tax advisors with respect to the consequences of the Arrangement.

In addition, this summary does not address the Canadian federal income tax considerations applicable to holders of BriaCell Options or BriaCell Warrants in connection with the Arrangement. Such holders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act, the regulations thereunder and counsel’s understanding of the current published administrative practices and assessing policies of the CRA. This summary takes into account all specific proposals to amend the Tax Act and Regulations announced by or on behalf of the Minister of Finance (Canada) prior to the date (the “Proposed Amendments”). It is assumed that the Proposed Amendments will be enacted as currently proposed and that there will be no other change in law or administrative or assessing practice, whether by legislative, governmental, or judicial action or decision, although no assurance can be given in these respects. This summary does not take into account other federal or any provincial, territorial or foreign income tax considerations, which may differ materially from the Canadian federal income tax considerations discussed below.

Additional considerations, not discussed in this summary, may be applicable to a Holder that is a corporation resident in Canada, and is, or becomes, or does not deal at arm’s length for purposes of the Tax Act with a corporation resident in Canada that is or becomes, as part of a transaction or event or series of transactions or events that includes the acquisition of BriaCell Shares, New BriaCell Shares or SpinCo Shares, controlled by a non-resident of Canada or a group of non-residents of Canada that do not deal with each other at arm’s length for purposes of the foreign affiliate dumping rules in Section 212.3 of the Tax Act. Such Holders should consult their Canadian tax advisors with respect to the consequences of the Arrangement.

This summary is of a general nature only and is not and should not be construed as legal or tax advice to any particular person. Moreover, no advance income tax ruling has been applied for or obtained from the CRA to confirm the tax consequences of any of the transactions described herein. Each person who may be affected by the Arrangement should consult the person’s own tax advisors with respect to the person’s particular circumstances.

33

Holders Resident in Canada

This portion of this summary applies solely to Holders each of whom is or is deemed to be resident in Canada for the purposes of the Tax Act and any applicable income tax treaty or convention (each a “Resident Holder”). The following portion of this summary, other than the portion under the heading “Holders Resident in Canada” – “Dissenting Non-Resident Holders” applies to Resident Holders that are not Dissenting Shareholders.

Exchange of BriaCell Shares for New BriaCell Shares and SpinCo Shares

A Resident Holder who exchanges his, her or its BriaCell Shares for New BriaCell Shares and SpinCo Shares pursuant to the Arrangement (the “Share Exchange”) will be deemed to have received a taxable dividend equal to the amount, if any, by which the fair market value of the SpinCo Shares distributed to the Resident Holder pursuant to the Share Exchange at the time of the Share Exchange exceeds the “paid-up capital” (“PUC”) of the Resident Holder’s BriaCell Shares determined at that time. Any such taxable dividend will be taxable as described below under the heading “Holders Resident in Canada” – “Taxation of Dividends”. BriaCell expects that the fair market value of all SpinCo Shares distributed to BriaCell Shareholders pursuant to the Share Exchange under the Arrangement will not exceed the aggregate PUC of the BriaCell Shares. Accordingly, BriaCell does not expect that any Resident Holder will be deemed to receive a taxable dividend on the Share Exchange.

A Resident Holder who exchanges his, her or its BriaCell Shares for New BriaCell Shares and SpinCo Shares on the Share Exchange will realize a capital gain equal to the amount, if any, by which the fair market value of those SpinCo Shares at the time of the Share Exchange, less the amount of any taxable dividend deemed to be received by the Resident Holder as described in the preceding paragraph, exceeds the “adjusted cost base” (“ACB”) of the Resident Holder’s BriaCell Shares determined immediately before the Share Exchange. Any capital gain so realized will be taxable as described below under the heading “ Holders Resident in Canada” – “Taxation of Capital Gains and Capital Losses”.

A Resident Holder will acquire the SpinCo Shares received on the Share Exchange at a cost equal to their fair market value at that time, and the New BriaCell Shares received on the Share Exchange at a cost equal to the amount, if any, by which the ACB of the Resident Holder’s BriaCell Shares immediately before the Share Exchange exceeds the fair market value of the SpinCo Shares received by that Resident Holder at the time of the Share Exchange.

Disposition of New BriaCell Shares or SpinCo Shares after the Arrangement

A Resident Holder who disposes or is deemed to dispose of a New BriaCell Share or SpinCo Share generally will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition therefor are greater (or less) than the ACB of such share to the Resident Holder, less reasonable costs of disposition. Any such capital gain or capital loss will be taxable or deductible as described below under the heading “Holders Resident in Canada” – “Taxation of Capital Gains and Capital Losses”.

Taxation of Dividends

A Resident Holder who is an individual (other than certain trusts) who receives, or is deemed to receive, a taxable dividend in a taxation year on the Resident Holder’s BriaCell Shares, New BriaCell Shares, or SpinCo Shares will be required to include the amount of the dividend in income for the year, subject to the dividend gross-up and tax credit rules applicable to taxable dividends received by a Canadian resident individual from a “taxable Canadian corporation”, including the enhanced dividend gross-up and tax credit applicable to the extent that BriaCell or SpinCo, as the case may be, designates the taxable dividend to be an “eligible dividend” in accordance with the Tax Act. There may be limitations on the ability of BriaCell or SpinCo to designate dividends as eligible dividends.

34

A Resident Holder that is a corporation that receives, or is deemed to receive, a taxable dividend in a taxation year on its BriaCell Shares, New BriaCell Shares, or SpinCo Shares must include the amount in its income for the year, but generally will be entitled to deduct an equivalent amount from its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances. A Resident Holder that is a “private corporation” or a “subject corporation” (as defined for purposes of Part IV of the Tax Act) may be liable under Part IV of the Tax Act to pay an additional tax (refundable in certain circumstances) on any such dividends to the extent that the dividend is deductible in computing the corporation’s taxable income.

Taxation of Capital Gains and Capital Losses

A Resident Holder who realizes a capital gain or capital loss in a taxation year on the actual or deemed disposition of a BriaCell Share, New BriaCell Share or SpinCo Share generally will be required to include one half of any such capital gain (a “taxable capital gain”) in income for the year, and entitled to deduct one half of any such capital loss (an “allowable capital loss”) against taxable capital gains realized in the year and, to the extent not so deductible, in any of the three preceding taxation years or any subsequent taxation year, to the extent and in the circumstances specified in the Tax Act.

The amount of any capital loss realized by a Resident Holder that is a corporation on the actual or deemed disposition of a BriaCell Share, New BriaCell Share or SpinCo Share may be reduced by the amount of dividends received or deemed to have been received by it on the share (or on a share substituted therefor) to the extent and in the circumstances described in the Tax Act. Similar rules may apply where the corporation is a member or beneficiary of a partnership or trust that held the share, or where a partnership or trust of which the corporation is a member or beneficiary is itself a member of a partnership or a beneficiary of a trust that held the share.

A Resident Holder that is a “Canadian-controlled private corporation” throughout the relevant taxation year or a “substantive CCPC” (as proposed to be defined in the Tax Act pursuant to the Proposed Amendments released on August 9, 2022) at any time in the relevant tax year may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which includes taxable capital gains, for the year.

Alternative Minimum Tax on Individuals

A Resident Holder who is an individual (including certain trusts) and receives a taxable dividend on, or realizes a capital gain on the disposition of, a BriaCell Share, New BriaCell Share or SpinCo Share may thereby be liable for alternative minimum tax to the extent and within the circumstances set out in the Tax Act. Resident Holders should consult their own tax advisors with respect to the application of the minimum tax.

Dissenting Resident Holders

The following portion of this summary is generally applicable to a Resident Holder that is a Dissenting Shareholder (a “Dissenting Resident Holder”).

A Dissenting Resident Holder to whom BriaCell consequently pays the fair value of his, her or its BriaCell Shares will be deemed to receive a taxable dividend in the taxation year of payment equal to the amount, if any, by which the payment (excluding interest) exceeds the PUC of the Dissenting Resident Holder’s BriaCell Shares determined immediately before the Arrangement. Any such taxable dividend will be taxable as described above under the heading “Holders Resident in Canada” – “Taxation of Dividends”. The Dissenting Resident Holder will also realize a capital gain (or capital loss) equal to the amount, if any, by which the payment (excluding interest), less the amount of any such deemed taxable dividend, exceeds (or is exceeded by) the ACB of the Dissenting Resident Holder’s BriaCell Shares determined immediately before the Arrangement. Any such capital gain or loss will generally be taxable or deductible as described above under the heading “Holders Resident in Canada” – Taxation of Capital Gains and Capital Losses”.

35

The Dissenting Resident Holder will be required to include any portion of the payment that is on account of interest in income in the year the interest is received or becomes receivable, depending on the method regularly followed by the Dissenting Resident Holder in computing income. Resident Holders who are contemplating exercising their Dissent Rights should consult their own tax advisors.

Eligibility for Investment – New BriaCell Shares and SpinCo Shares

A New BriaCell Share will be a “qualified investment” for a trust governed by a registered retirement savings plan, registered retirement income fund, registered disability savings plan, registered education savings plan, tax-free savings account, first home savings account (collectively, “Registered Plans”) or deferred profit sharing plan (“DPSP”) at any time at which the New BriaCell Shares are listed on a “designated stock exchange” (which includes the TSX and NASDAQ), or BriaCell is a “public corporation”.

A SpinCo Share will be a qualified investment for a Registered Plan or DPSP at any time at which the SpinCo Shares are listed on a “designated stock exchange” or SpinCo is a “public corporation”. If the SpinCo Shares are not listed on a designated stock exchange at the time they are distributed pursuant to the Arrangement, but either the SpinCo Shares become so listed or SpinCo otherwise satisfies the conditions in the Tax Act to be a “public corporation” before SpinCo’s “filing-due date” for its first taxation year, and SpinCo makes the appropriate election in its tax return for that year, SpinCo will be deemed to be a public corporation from the beginning of the year and the SpinCo Shares consequently will be considered to be qualified investments for Registered Plans or DPSP from their date of issue. While SpinCo does not anticipate that the SpinCo Shares will be listed on a designated exchange before the filing-due date for its first taxation year, SpinCo expects otherwise to satisfy the conditions in the Tax Act to be a “public corporation” before the filing-due date for its first taxation year, and SpinCo intends to make the appropriate election in its tax return for that year. However, there can be no assurance as to whether SpinCo will satisfy the conditions in the Tax Act to be a “public corporation”. If the SpinCo Shares are not a “qualified investment” and are acquired by a Registered Plan or DPSP, adverse tax consequences will arise for the Registered Plan, DPSP and the annuitant, subscriber or holder thereunder, as the case may be. Holders that will or may hold SpinCo Shares in a Registered Plan or DPSP should consult with their own tax advisors in this regard.

Notwithstanding the foregoing, the annuitant, subscriber or holder of a Registered Plan (a “Registered Plan Holder”) will be subject to a penalty tax in respect of a New BriaCell Share or a SpinCo Share held in the Registered Plan if the share is a “prohibited investment” under the Tax Act. A New BriaCell Share or a SpinCo Share generally will not be a prohibited investment for a Registered Plan provided that (i) the Registered Plan Holder does not have a “significant interest” in BriaCell or SpinCo, as applicable, and (ii) BriaCell or SpinCo, as applicable, deals at arm’s length with the Registered Plan Holder for the purposes of the Tax Act. Holders of New BriaCell Shares or SpinCo Shares should consult their own tax advisers to ensure that the New BriaCell Shares and SpinCo Shares would not be a prohibited investment for a trust governed by a Registered Plan in their particular circumstances.

Holders Not Resident in Canada

This portion of this summary applies solely to Holders each of whom at all material times for the purposes of the Tax Act and any applicable income tax treaty or convention (i) has not been and is not resident or deemed to be resident in Canada for purposes of the Tax Act, and (ii) does not and will not use or hold, or be deemed to use or hold, BriaCell Shares, New BriaCell Shares, or SpinCo Shares in connection with carrying on a business in Canada (each a “Non-Resident Holder”).

Special rules, which are not discussed in this summary, may apply to a Non-Resident Holder that is an insurer carrying on business in Canada and elsewhere, or an “authorized foreign bank”. Such Non-Resident Holders should consult their own tax advisors with respect to the Arrangement.

The following portion of this summary, other than the portion under the heading “Holders Not Resident in Canada” - “Dissenting Non-Resident Holders”, applies to Non-Resident Holders that are not Dissenting Shareholders.

36

Exchange of BriaCell Shares for New BriaCell Shares and SpinCo Shares

The discussion of the tax consequences of the Share Exchange for Resident Holders under the heading “Holders Resident in Canada - Exchange of BriaCell Shares for New BriaCell Shares and SpinCo Shares” generally will also apply to Non-Resident Holders in respect of the Share Exchange. The general taxation rules applicable to Non-Resident Holders in respect of a deemed taxable dividend or capital gain arising on the Share Exchange are discussed below under the headings “Holders Not Resident in Canada” – “Taxation of Dividends” and “ Taxation of Capital Gains and Capital Losses” respectively.

Taxation of Dividends

A Non-Resident Holder to whom BriaCell or SpinCo pays or credits (or is deemed to pay or credit) an amount as a dividend in respect of the Non-Resident Holder’s BriaCell Shares, New BriaCell Shares, or SpinCo Shares will be subject to Canadian withholding tax equal to 25% of the gross amount of the dividend, or such lower rate as may be available under an applicable income tax convention, if any. The rate of withholding tax under The Canada- U.S. Income Tax Convention (1980) (the “Treaty”) applicable to a Non-Resident Holder who is entitled to all of the benefits under the Treaty will generally be 15%. The payor of the dividend will be required to withhold the Canadian withholding tax from the dividend and remit the withheld amount to the CRA for the Non-Resident Holder’s account.

Taxation of Capital Gains and Capital Losses

A Non-Resident Holder will not be subject to Canadian federal income tax in respect of any capital gain arising on an actual or deemed disposition of a BriaCell Share, New BriaCell Share or SpinCo Share unless at the time of disposition the share is “taxable Canadian property”, and is not “treaty-protected property”.

Generally, a BriaCell Share or New BriaCell Share, as applicable, of the Non-Resident Holder will not be taxable Canadian property of the Non-Resident Holder at any time at which the share is listed on a designated stock exchange (which includes the TSX and NASDAQ) unless, at any time during the 60 months immediately preceding the disposition of the share,

(i)	the Non-Resident Holder, one or more persons with whom the Non-Resident Holder does not deal at arm’s length, partnerships in which the Non-Resident Holder or persons with whom the Non-Resident Holder does not deal at arm’s length hold a membership interest in directly or indirectly through one or more partnerships, or any combination thereof, owned 25% or more of the issued shares of any class of the capital stock of BriaCell, and

(j)	the share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real property situated in Canada, “Canadian resource properties”, “timber resource properties”, each as defined in the Tax Act, and interests, rights or options in or in respect of any of the foregoing.

Generally, a SpinCo Share of the Non-Resident Holder will not be taxable Canadian property of the Non-Resident Holder unless, at any time during the 60 months immediately preceding the disposition of the share, the share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real property situated in Canada, “Canadian resource properties”, “timber resource properties”, each as defined in the Tax Act, and interests, rights or options in or in respect of any of the foregoing.

Shares may also be deemed to be taxable Canadian property under other provisions of the Tax Act.

Generally, a BriaCell Share, New BriaCell Share, or SpinCo Share, as applicable, of the Non-Resident Holder will be treaty-protected property of the Non-Resident Holder at the time of disposition if at that time any income or gain of the Non-Resident Holder from the disposition of the share would be exempt from Canadian income tax under Part I of the Tax Act because of a tax treaty between Canada and another country.

A Non-Resident Holder who disposes or is deemed to dispose of a BriaCell Share, New BriaCell Share, or SpinCo Share that, at the time of disposition, is taxable Canadian property and is not treaty-protected property will realize a capital gain (or capital loss) equal to the amount, if any, by which the Non-Resident Holder’s proceeds of disposition of the share exceeds (or is exceeded by) the Non-Resident Holder’s ACB in the share and reasonable costs of disposition. The Non-Resident Holder generally will be required to include one half of any such capital gain (taxable capital gain) in the Non-Resident Holder’s taxable income earned in Canada for the year of disposition, and be entitled to deduct one half of any such capital loss (allowable capital loss) against taxable capital gains included in the Non-Resident Holder’s taxable income earned in Canada for the year of disposition and, to the extent not so deductible, against such taxable capital gains realized in any of the three preceding taxation years or any subsequent taxation year, to the extent and in the circumstances set out in the Tax Act.

37

Dissenting Non-Resident Holders

The following portion of this summary applies to a Non-Resident Holder that is a Dissenting Shareholder (a “Dissenting Non-Resident Holder”).

The discussion above applicable to Dissenting Resident Holders under the heading “Holders Resident in Canada - Dissenting Resident Holders” will generally also apply to a Dissenting Non-Resident Holder. The Dissenting Non-Resident Holder generally will be subject to Canadian federal income tax in respect of any deemed taxable dividend or capital gain or loss arising as a consequence of the exercise of Dissent Rights as discussed above under the headings “Holders Not Resident in Canada” – “Taxation of Dividends” and “ Taxation of Capital Gains and Capital Losses” respectively.

Certain U.S. Federal Income Tax Considerations

The following discussion summarizes certain material U.S. federal income tax consequences to a U.S. Holder, as defined below, of the Arrangement and the subsequent ownership and disposition of New BriaCell Shares and SpinCo Shares received in the Arrangement. This summary does not address the U.S. federal income tax consequences to holders of BriaCell Options or BriaCell Warrants regarding the Arrangement or the adjustment to BriaCell Warrants to allow the holders thereof to acquire, upon exercise, New BriaCell Shares and SpinCo Shares.

This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code (“Treasury Regulations”), administrative pronouncements, rulings or practices, and judicial decisions, all as of the date of this Proxy Statement. Future legislative, judicial, or administrative modifications, revocations, or interpretations, which may or may not be retroactive, may result in U.S. federal income tax consequences significantly different from those discussed in this Proxy Statement. No legal opinion from U.S. legal counsel has been or will be sought or obtained regarding the U.S. federal income tax consequences of the Arrangement. In addition, this summary is not binding on the U.S. Internal Revenue Service (the “IRS”), and no ruling has been or will be sought or obtained from the IRS with respect to any of the U.S. federal income tax consequences discussed in this Proxy Statement. There can be no assurance that the IRS will not challenge any of the conclusions described in this Proxy Statement or that a U.S. court will not sustain such a challenge.

This summary is for general informational purposes only and does not address all possible U.S. federal tax issues that could apply with respect to the Arrangement. This summary does not take into account the facts unique to any particular U.S. Holder that could impact its U.S. federal income tax consequences with respect to the Arrangement. This discussion is not, and should not be, construed as legal or tax advice to a U.S. Holder. Except as provided below, this summary does not address tax reporting requirements. Each U.S. Holder should consult its own tax advisors regarding the U.S. federal income, the Medicare contribution tax on certain net investment income, the alternative minimum, U.S. state and local, and non-U.S. tax consequences of the Arrangement and the ownership and disposition of BriaCell Shares, New BriaCell Shares, or SpinCo Shares.

This summary does not address the U.S. federal income tax consequences to U.S. Holders subject to special rules, including, but not limited to, U.S. Holders that: (i) are banks, financial institutions, or insurance companies; (ii) are regulated investment companies or real estate investment trusts; (iii) are brokers, dealers, or traders in securities or currencies; (iv) are tax-exempt organizations; (v) hold BriaCell Shares (or after the Arrangement, New BriaCell Shares or SpinCo Shares) as part of hedges, straddles, constructive sales, conversion transactions, or other integrated investments; (vi) acquire BriaCell Shares (or after the Arrangement, New BriaCell Shares or SpinCo Shares) as compensation for services or through the exercise or cancellation of employee stock options or warrants; (vii) have a functional currency other than the U.S. dollar; (viii) own or have owned directly, indirectly, or constructively 10.0% or more of the voting power of all outstanding shares of BriaCell (and after the Arrangement, BriaCell and SpinCo); (ix) are U.S. expatriates; (x) are subject to special tax accounting rules as a result of any item of gross income with respect to BriaCell Shares (and after the Arrangement, New BriaCell Shares or SpinCo Shares) being taken into account in an applicable financial statement; (xi) are subject to the alternative minimum tax; (xii) are deemed to sell BriaCell Shares (or after the Arrangement, New BriaCell Shares or SpinCo Shares) under the constructive sale provisions of the Code; or (xiii) own or will own BriaCell Shares, New BriaCell Shares and/or SpinCo Shares that it acquired at different times or at different market prices or that otherwise have different per share cost bases or holding periods for U.S. tax purposes. In addition, this discussion does not address U.S. federal tax laws other than those pertaining to U.S. federal income tax (such as U.S. federal estate or gift tax and the Medicare contribution tax on certain net investment income), nor does it address any aspects of U.S. state, local or non-U.S. taxes. U.S. Holders that are subject to special provisions under the Code, including U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of New BriaCell Shares and SpinCo Shares.

38

For the purposes of this summary, “U.S. Holder” means a beneficial owner of BriaCell Shares, SpinCo Shares or New BriaCell Shares (as applicable) that is: (i) an individual who is a citizen or resident of the U.S. for U.S. federal income tax purposes; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S., any U.S. state, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust that (a) is subject to the primary jurisdiction of a court within the U.S. and for which one or more U.S. persons have authority to control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a pass-through entity, including a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, holds BriaCell Shares, New BriaCell Shares or SpinCo Shares, the U.S. federal income tax treatment of an owner or partner generally will depend on the status of such owner or partner and on the activities of the pass-through entity. This summary does not address any U.S. federal income tax consequences to such owners or partners of a partnership or other entity taxable as a partnership for U.S. federal income tax purposes holding BriaCell Shares, New BriaCell Shares or SpinCo Shares and such persons are urged to consult their own tax advisors.

For purposes of this summary, “non-U.S. Holder” means a beneficial owner of BriaCell Shares, New BriaCell Shares or SpinCo Shares (as applicable) other than a U.S. Holder. This summary does not address the U.S. federal income tax consequences of the Arrangement to non-U.S. Holders. Accordingly, non-U.S. Holders should consult their own tax advisors regarding the U.S. federal income, other U.S. federal, U.S. state and local, and non-U.S. tax consequences (including the potential application and operation of any income tax treaties) of the Arrangement.

This summary assumes that the BriaCell Shares, New BriaCell Shares and SpinCo Shares are or will be held as capital assets (generally, property held for investment), within the meaning of the Code, in the hands of a U.S. Holder at all relevant times.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ARRANGEMENT

Exchange of BriaCell Shares for New BriaCell Shares Pursuant to the Arrangement

The Arrangement will be effected under applicable provisions of Canadian corporate law, which are technically different from analogous provisions of U.S. corporate law. Accordingly, the U.S. federal income tax consequences of certain aspects of the Arrangement are not certain. Nonetheless, BriaCell believes, and the following discussion assumes, that, subject to the “passive foreign investment company” (“PFIC”) rules discussed below under “Potential Application of the PFIC Rules to the Arrangement,” (a) the renaming and redesignation of the BriaCell Shares as BriaCell Class A Shares and (b) the exchange by the BriaCell Shareholders of the BriaCell Class A Shares for New BriaCell Shares and SpinCo Shares (together, the “exchange portion” of the Arrangement), will properly be treated for U.S. federal income tax purposes as a tax-deferred exchange by the BriaCell Shareholders of their BriaCell Shares for New BriaCell Shares, either under Section 368(a)(l)(E) or, alternatively, under Section 1036 of the Code. (The tax consequences of the distribution of the SpinCo Shares are discussed below under “Receipt of SpinCo Shares Pursuant to the Arrangement”.)

In addition, except as discussed below, if a tax-deferred exchange occurs, a U.S. Holder will have the same basis and holding period in his, her or its New BriaCell Shares as such U.S. Holder had in its BriaCell Shares immediately prior to the Arrangement. U.S. Holders of New BriaCell Shares acquired on different dates and at different prices are urged to consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

39

There can be no assurance that the IRS will not challenge the U.S. federal income tax treatment of the exchange portion of the Arrangement or that, if challenged, a U.S. court would not agree with the IRS. Each U.S. Holder should consult its own tax advisors regarding the proper treatment of the Arrangement for U.S. federal income tax purposes.

Reporting Requirements for Significant U.S. Holders

Assuming that the exchange portion of the Arrangement qualifies as a reorganization within the meaning of Section 368(a)(1)(E) of the Code, U.S. Holders that are “significant holders” within the meaning of Treasury Regulations Section l.368-3(c) are required to report certain information to the IRS on their U.S. federal income tax returns for the taxable year in which the Arrangement occurs and all such U.S. Holders must retain certain records related to the Arrangement. A “significant holder” generally is a U.S. Holder owing at least 1% of a publicly traded corporation or at least 5% of a non-publicly traded corporation, or any U.S. Holder whose basis in the stock held is $1 million or more. Each U.S. Holder should consult its own tax advisors regarding its information reporting and record retention responsibilities in connection with the Arrangement.

Receipt of SpinCo Shares Pursuant to the Arrangement

Subject to the PFIC rules discussed below under “Potential Application of the PFIC Rules to the Arrangement”, a U.S. Holder that receives SpinCo Shares pursuant to the Arrangement will be treated as receiving a distribution of property in an amount equal to the fair market value of the SpinCo Shares received on the distribution date (without reduction for any Canadian income or other tax withheld from such distribution). Such distribution would be taxable to the U.S. Holder as a dividend to the extent of BriaCell’s current and accumulated earnings and profits as determined under U.S. federal income tax principles. (To the extent the fair market value of the SpinCo Shares distributed exceeds BriaCell’s adjusted tax basis in such shares (as calculated for U.S. federal income tax purposes), the Arrangement can be expected to generate additional earnings and profits for BriaCell in an amount equal to such excess.) Any such dividend generally will not be eligible for the “dividends received deduction” in the case of U.S. Holders that are corporations. To the extent that the fair market value of the SpinCo Shares exceeds the current and accumulated earnings and profits of BriaCell, the distribution of the SpinCo Shares pursuant to the Arrangement will be treated first as a non-taxable return of capital to the extent of a U.S. Holder’s tax basis in the BriaCell Shares, with any remaining amount being taxed as a capital gain. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to substantial limitations under the Code.

A dividend paid by BriaCell to a U.S. Holder who is an individual, estate or trust generally will be taxed at the preferential tax rates applicable to long-term capital gains if BriaCell is a “qualified foreign corporation” (“QFC”) and certain holding period and other requirements for the BriaCell Shares are met. BriaCell generally will be a QFC as defined under Section 1(h)(11) of the Code if BriaCell is eligible for the benefits of the Treaty or its shares are readily tradable on an established securities market in the U.S. However, even if BriaCell satisfies one or more of these requirements, BriaCell will not be treated as a QFC if BriaCell is a PFIC (as defined below) for the tax year during which it pays a dividend or for the preceding tax year. See the section below under the heading “ Potential Application of the PFIC Rules to the Arrangement”.

If a U.S. Holder is not eligible for the preferential tax rates discussed above, a dividend paid by BriaCell to a U.S. Holder generally will be taxed at ordinary income tax rates (rather than the preferential tax rates applicable to long- term capital gains). The dividend rules are complex, and each U.S. Holder should consult its own tax advisors regarding the application of such rules.

A U.S. Holder’s initial tax basis in the SpinCo Shares received pursuant to the Arrangement will be equal to the fair market value of such SpinCo Shares on the date of distribution and such U.S. Holder’s holding period for the SpinCo Shares received pursuant to the Arrangement will begin on the day after the date of distribution.

40

Receipt of Cash by Dissenting U.S. Holders

Subject to the PFIC rules discussed below under “ Potential Application of the PFIC Rules to the Arrangement”, a U.S. Holder that exercises Dissent Rights in connection with the Arrangement (a “Dissenting U.S. Holder”) and receives cash for such U.S. Holder’s BriaCell Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (a) the amount of cash received by such U.S. Holder in exchange for the BriaCell Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (b) the adjusted tax basis of such U.S. Holder in the BriaCell Shares surrendered, provided such U.S. Holder does not actually or constructively own any New BriaCell Shares after the Arrangement. Such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the BriaCell Shares are held for more than one year. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

If a U.S. Holder that exercises Dissent Rights in connection with the Arrangement and receives cash for such U.S. Holder’s BriaCell Shares actually or constructively owns New BriaCell Shares after the Arrangement, all or a portion of the cash received by such U.S. Holder may be taxable as a distribution under the same rules as discussed under “Receipt of SpinCo Shares Pursuant to the Arrangement” above.

Potential Application of the PFIC Rules to the Arrangement

Potential Application of the PFIC Rules to the Exchange of BriaCell Shares for New BriaCell Shares Pursuant to the Arrangement.

Under current U.S. tax law, U.S. shareholders who exchange their BriaCell Shares for New BriaCell Shares would not be subject to the PFIC rules described below and, as stated above, such Shareholders would not realize gain or loss on the exchange under either Section 368(a)(1)(E) or Section 1036 of the Code. Under proposed Treasury regulations, however, if BriaCell were a PGFIC, Code sections 368(a)(1)(E) and 1036 would not apply to the exchange. Instead, the “default rules” of Code section 1291, or in the case of U.S. Shareholders who had made a QEF Election or a Mark-to-Market Election, the QEF Election Rules or the Mark-to-Market Election rules, in both cases as described in greater detail below, would apply to the exchange. The proposed Treasury regulations, if finalized, would apply retroactively, but the regulations (which were proposed in 1992) have not been finalized. Accordingly, as of now, Code section 368(a)(1)(E) or Code section 1291 govern the exchange portion of the transaction even if BriaCell was determined to be a PFIC, but their applicability could change, retroactively, in the future.

Potential Application of the PFIC Rules to the Receipt of SpinCo Shares Pursuant to the Arrangement.

The tax consequences to a particular U.S. Holder of the receipt of SpinCo Shares pursuant to the Arrangement to a particular U.S. Holder will depend on whether BriaCell was a PFIC during any year in which a U.S. Holder owned BriaCell Shares. In general, under Section 1297 of the Code, a foreign corporation is a PFIC for any taxable year in which either (i) 75.0% or more of the foreign corporation’s gross income is passive income, or (ii) 50.0% or more of the average quarterly value of the foreign corporation’s assets produced are held for the production of passive income. Cash is considered a passive asset. Passive income includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions. In determining whether or not it is classified as a PFIC, a foreign corporation is required to take into account its pro rata portion of the income and assets of each corporation in which it owns, directly or indirectly, at least a 25.0% interest by value.

The determination of PFIC status is inherently factual and generally cannot be determined until the close of the taxable year in question. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. U.S. Holders are urged to consult their own U.S. tax advisors regarding the application of the PFIC rules to the Arrangement. Certain Subsidiaries and other entities in which a PFIC has a direct or indirect interest could also be PFICs with respect to a U.S. person owning an interest in the first- mentioned PFIC. BriaCell has not made a determination regarding its PFIC status for any taxable year, including the current taxable year. Although there can be no assurance as to whether BriaCell will or will not be treated as a PFIC during the current taxable year or any prior or future taxable year, and no legal opinion of counsel or ruling from the IRS concerning the status of BriaCell as a PFIC has been obtained or is currently planned to or will be requested, U.S. Holders should be aware that BriaCell may be treated as a PFIC for U.S. federal income tax purposes for its prior, current and future taxable years. U.S. Holders should consult their own tax advisors regarding the PFIC status of BriaCell.

41

If BriaCell is a PFIC or was a PFIC at any time during a U.S. Holder’s holding period for his, her or its BriaCell Shares, the effect of the PFIC rules on a U.S. Holder receiving SpinCo Shares pursuant to the Arrangement will depend on whether such U.S. Holder has made a timely and effective election to treat BriaCell as a qualified electing fund (a “QEF”) under Section 1295 of the Code (a “QEF Election”) or has made a mark-to-market election with respect to its BriaCell Shares under Section 1296 of the Code (a “Mark-to-Market Election”). In the discussion below of the U.S. tax consequences to a U.S. Holder who receives a distribution of SpinCo Shares, a U.S. Holder that has made a timely QEF Election or Mark-to-Market Election with respect to its BriaCell Shares is referred to as an “Electing BriaCell Shareholder” and a U.S. Holder that has not made a timely QEF Election or a Mark-to-Market Election with respect to its BriaCell Shares is referred to as a “Non-Electing BriaCell Shareholder”. For a description of the QEF Election and Mark-to-Market Election, U.S. Holders should consult the discussion below under “U.S. Federal Income Tax Consequences Related to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares” – “Potential Application of PFIC Rules to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares (Including New BriaCell Shares)” – “QEF Election” and “Mark-to-Market Election”.

Non-Electing BriaCell Shareholders

With respect to a Non-Electing BriaCell Shareholder who receives a distribution of SpinCo Shares, if BriaCell is a PFIC or was a PFIC at any time during a U.S. Holder’s holding period for his, her or its BriaCell Shares, the default rules under Section 1291 of the Code will apply to the portion of the distribution of SpinCo Shares that constitutes an “excess distribution” from BriaCell with respect to that U.S. Holder. Under the default rules, “excess distributions” are, generally, distributions received in the current taxable year by the U.S. Holder that are in excess of 125.0% of the average distributions received by the U.S. Holder during the three preceding years (or during the U.S. Holder’s holding period for the BriaCell Shares, if shorter). Under the default rules, any excess distribution must be ratably allocated to each day in a Non-Electing BriaCell Shareholder’s holding period for the BriaCell Shares. The amount of any excess distribution allocated to the tax year of receipt of the excess distribution and to years before BriaCell became a PFIC, if any, would be taxed as ordinary income. The amounts allocated to any other tax year (i.e., prior years during which BriaCell was a PFIC) would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such prior year without regard to the Non-Electing BriaCell Shareholder’s U.S. federal income tax net operating losses or other attributes and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such prior year. Such Non-Electing BriaCell Shareholders that are not corporations must treat any such interest paid as “personal interest”, which is not deductible.

In addition, the distribution of the SpinCo Shares pursuant to the Arrangement may be treated, under proposed Treasury Regulations, as the “indirect disposition” by a Non-Electing BriaCell Shareholder of such Non-Electing BriaCell Shareholder’s indirect interest in SpinCo, which generally would be subject to the rules of Section 1291 of the Code discussed above.

Electing BriaCell Shareholders – QEF. With respect to an Electing BriaCell Shareholder who has made a QEF election and who receives a distribution of SpinCo Shares, the default rules do not apply. Instead, such a Shareholder will continue to include, under the QEF Election rules, (A) as ordinary income such shareholder’s pro rata share of the ordinary earnings of BriaCell for such year, and (B) such Shareholder’s pro rata share of the long-term capital gain of BriaCell for such year. For a further discussion of how an Electing BriaCell Shareholder who has made a QEF election is taxed under the QEF rules, see “U.S. Federal Income Tax Consequences Related to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares” – “Potential Application of PFIC Rules to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares (Including New BriaCell Shares)” – “QEF Election”, below.

42

Electing BriaCell Shareholders – Mark-to-Market. With respect to an Electing BriaCell Shareholder who has made a Mark-to-Market Election and who receives a distribution of SpinCo Shares, the default rules also do not apply. Instead, such a Shareholder will continue, under the Mark-to-Market Election rules (A) to include as ordinary income the excess of the fair market value of his BriaCell Shares as of the end of the taxable year over his adjusted basis in such shares or (B) deduct the excess of his adjusted basis in such shares over the fair market value of the shares as of the end of the taxable year (or, if less, his unreversed inclusions as provided under the Mark-to-Market rules). For a further discussion of how an Electing BriaCell Shareholder who has made a Mark-to-Mark election is taxed under the Mark-to-Market rules, see “U.S. Federal Income Tax Consequences Related to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares” – “Potential Application of PFIC Rules to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares (Including New BriaCell Shares)” – “Mark-to-Market Election”, below.

Potential Application of the PFIC Rules to Dissenting Shareholders.

If BriaCell is determined to be a PFIC, then the PFIC rules will apply to Dissenting Shareholders as described below.

Non-Electing Shareholders. With respect to a Non-Electing BriaCell Shareholder who is a Dissenting Shareholder, the default rules will apply to any gain realized by such Dissenting Shareholder on the sale of the Dissenting Shareholder’s shares in the same manner as those rules apply to a Non-Electing Shareholder who receives a distribution of SpinCo Shares. Any gain will be treated as an excess distribution and allocated on a daily basis to prior tax periods and taxed in the same manner as a distribution of SpinCo Shares as described above.

Electing Shareholders – QEF. With respect to Dissenting Shareholders who have made a QEF Election, the sale of their BriaCell Shares will be subject to the QEF Election rules and such Shareholders will generally recognize a capital gain or loss on the sale of their BriaCell Shares.

Electing Shareholders – Mark-to-Market. With respect to Dissenting Shareholders who have made a Mark-to-Market Election, the sale of their BriaCell Shares will be subject to the Mark-to-Market Election rules and such Shareholders will generally recognize an ordinary income or loss on the sale of their shares (any such loss not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark- to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years).

For a further discussion of how a Dissenting Shareholder who has made a QEF Election or a Mark-to-Mark election is taxed under the Mark-to-Market rules, see “U.S. Federal Income Tax Consequences Related to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares — Potential Application of PFIC Rules to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares (Including New BriaCell Shares)” – “QEF Election” and – “Mark-to-Market Election”, below.

U.S. Federal Income Tax Consequences Related to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares

If the Arrangement is approved by BriaCell Shareholders, each BriaCell Shareholder will ultimately receive one (1) SpinCo Share and one (1) New BriaCell Share for each BriaCell Share held by such BriaCell Shareholder. If the Arrangement is not approved by the BriaCell Shareholders, each BriaCell Shareholder shall retain his, her or its BriaCell Shares. The U.S. federal income tax consequences to a U.S. Holder related to the ownership and disposition of SpinCo Shares or New BriaCell Shares, as the case may be, will generally be the same and are described below.

In General

The following discussion is subject to the rules described below under the heading “Potential Application of PFIC Rules to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares (Including New BriaCell Shares)”.

43

Distributions on SpinCo Shares or New BriaCell Shares

A U.S. Holder that receives a distribution, including a constructive distribution, with respect to a SpinCo Share or New BriaCell Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of the distributing company, as computed for U.S. federal income tax purposes. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of the distributing company, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Holder’s tax basis in the shares of the distributing company and thereafter as gain from the sale or exchange of such shares. See the discussion below under the heading “Sale or Other Taxable Disposition of SpinCo Shares or New BriaCell Shares”. However, the distributing company may not maintain the calculations of earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Holder should therefore assume that any distribution with respect to the SpinCo Shares or New BriaCell Shares will constitute ordinary dividend income. Dividends received on SpinCo Shares or New BriaCell Shares generally will not be eligible for the “dividends received deduction”. In addition, distributions from SpinCo or BriaCell (either on New BriaCell Shares or SpinCo Shares) will not constitute qualified dividend income eligible for the preferential tax rates applicable to long-term capital gains if the distributing company were a PFIC either in the year of the distribution or in the immediately preceding year, or if the distributing company is not eligible for the benefits of the Treaty and its shares are not readily tradable on an established securities market in the U.S. The dividend rules are complex, and each U.S. Holder should consult its own tax advisor regarding the application of such rules.

Sale or Other Taxable Disposition of SpinCo Shares or New BriaCell Shares

Upon the sale or other taxable disposition of SpinCo Shares or New BriaCell Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the U.S. dollar value of cash received plus the fair market value of any property received and such U.S. Holder’s adjusted tax basis in such shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the shares have been held for more than one year.

Preferential tax rates apply to long-term capital gain of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Holder that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Potential Application of PFIC Rules to the Ownership and Disposition of SpinCo Shares and New BriaCell Shares (Including New BriaCell Shares).

Since after the Arrangement BriaCell and New BriaCell are the same company and the PFIC rules discussed below have applied to BriaCell since its inception and will continue to apply to it after the execution of the Arrangement, in the following discussion, the term “BriaCell” refers to both BriaCell and New BriaCell.

If SpinCo or BriaCell were to constitute a PFIC under the meaning of Section 1297 of the Code (as described above under “Potential Application of the PFIC Rules to the Arrangement”) for any year during a U.S. Holder’s holding period, then certain potentially adverse rules will affect the U.S. federal income tax consequences to such U.S. Holder resulting from the ownership and disposition of SpinCo Shares or BriaCell Shares, as applicable. These rules are described below. It should be noted that these rules have always been potentially applicable to existing U.S. Holders of BriaCell shares and that they will continue to be applicable not only to U.S. Holders of BriaCell Shares but also to U.S. Holders of SpinCo Shares.

BriaCell has not made a determination regarding its PFIC status for any taxable year, including the current taxable year. Nor has a determination been made regarding whether SpinCo will be a PFIC for its initial tax year or whether it may be a PFIC in future tax years. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, cannot be predicted with certainty as of the date of this Proxy Statement. Accordingly, there can be no assurance that the IRS will not challenge whether BriaCell (or a Subsidiary PFIC as defined below) was a PFIC in a prior year or whether SpinCo or BriaCell is a PFIC in the current or future years. Each U.S. Holder should consult its own tax advisors regarding the PFIC status of SpinCo, BriaCell and any of their Subsidiary PFICs. Neither SpinCo nor BriaCell currently intend to provide information to its shareholders concerning whether it is a PFIC for the current or future tax years (or in the case of BriaCell, prior years).

44

Each U.S. Holder generally must file an IRS Form 8621 reporting distributions received and gain realized with respect to each PFIC in which the U.S. Holder holds a direct or indirect interest. In addition, subject to certain rules intended to avoid duplicative filings, U.S. Holders generally must file an annual information return on IRS Form 8621 with respect to each PFIC in which the U.S. Holder holds a direct or indirect interest. Each U.S. Holder should consult its own tax advisors regarding these and any other applicable information or other reporting requirements.

Under certain attribution rules, if either SpinCo of BriaCell is a PFIC, U.S. Holders will generally be deemed to own their proportionate share of its direct or indirect equity interest in any Subsidiary that is also a PFIC (a “Subsidiary PFIC”), and will be subject to U.S. federal income tax on any indirect gain realized on the stock of a Subsidiary PFIC on the sale of the SpinCo Shares or BriaCell Shares, as applicable, and their proportionate share of (a) any excess distributions on the stock of a Subsidiary PFIC and (b) a disposition or deemed disposition of the stock of a Subsidiary PFIC by SpinCo or BriaCell or another Subsidiary PFIC, both as if such U.S. Holders directly held the shares of such Subsidiary PFIC. Accordingly, U.S. Holders should be aware that they could be subject to tax even if no distributions are received and no redemptions or other dispositions of SpinCo Shares or BriaCell Shares are made.

Default PFIC Rules Under Section 1291 of the Code

If either SpinCo or BriaCell is a PFIC for any tax year during which a U.S. Holder owns SpinCo Shares or BriaCell Shares, as applicable, the U.S. federal income tax consequences to such U.S. Holder of the acquisition, ownership, and disposition of such shares will depend on whether and when such U.S. Holder makes a QEF Election to treat SpinCo or BriaCell, as applicable, and each Subsidiary PFIC, if any, as a QEF under Section 1295 of the Code or makes a Mark-to-Market Election under Section 1296 of the Code. A U.S. Holder that does not make either a timely QEF Election or a Mark-to-Market Election with respect to its SpinCo Shares or BriaCell Shares, as applicable, will be referred to in this summary as a “Non-Electing Shareholder”.

A Non-Electing Shareholder will be subject to the rules of Section 1291 of the Code (described below) with respect to (a) any gain recognized on the sale or other taxable disposition of SpinCo Shares or BriaCell Shares, as applicable, and (b) any excess distribution received on the SpinCo Shares or BriaCell Shares, as applicable. A distribution generally will be an “excess distribution” to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125.0% of the average distributions received during the three preceding tax years (or during a U.S. Holder’s holding period for the applicable shares, if shorter).

Under Section 1291 of the Code, any gain recognized on the sale or other taxable disposition of SpinCo Shares or BriaCell Shares, as applicable, (including an indirect disposition of the stock of any Subsidiary PFIC), and any “excess distribution” received on such shares, must be ratably allocated to each day in a Non-Electing Shareholder’s holding period for the respective shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the entity became a PFIC, if any, would be taxed as ordinary income. The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year without regard to the shareholder’s net operating losses or other U.S. federal income tax attributes, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing Shareholder that is not a corporation must treat any such interest paid as “personal interest”, which is not deductible.

If either SpinCo or BriaCell is a PFIC for any tax year during which a Non-Electing Shareholder holds SpinCo Shares or BriaCell Shares, as applicable, the applicable company will continue to be treated as a PFIC with respect to such Non-Electing Shareholder, regardless of whether that company ceases to be a PFIC in one or more subsequent tax years. A Non-Electing Shareholder may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above), but not loss, as if such shares were sold on the last day of the last tax year for which the applicable company was a PFIC.

45

QEF Election

A U.S. Holder that makes a timely and effective QEF Election for the first tax year in which its holding period of its SpinCo Shares or BriaCell Shares, as applicable, begins generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to those shares. A U.S. Holder that makes a timely and effective QEF Election will be subject to U.S. federal income tax on such U.S. Holder’s pro rata share of (a) the net capital gain of SpinCo or BriaCell, as applicable, which will be taxed as long-term capital gain to such U.S. Holder, and (b) the ordinary earnings of SpinCo or BriaCell, as applicable, which will be taxed as ordinary income to such U.S. Holder. Generally, “net capital gain” is the excess of (a) net long-term capital gain over (b) net short- term capital loss, and “ordinary earnings” are the excess of (a) “earnings and profits” over (b) net capital gain. A U.S. Holder that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which SpinCo or BriaCell, as applicable, is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Holder. However, for any tax year in which SpinCo or BriaCell, as applicable, is a PFIC and has no net income or gain as determined for U.S. income tax purposes, U.S. Holders that have made a QEF Election would not have any income inclusions as a result of the QEF Election. If a U.S. Holder that made a QEF Election has an income inclusion, such a U.S. Holder may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Holder is not a corporation, any such interest paid will be treated as “personal interest,” which is not deductible.

A U.S. Holder that makes a timely and effective QEF Election with respect to SpinCo or BriaCell, as applicable, generally (a) may receive a tax-free distribution from the applicable company to the extent that such distribution represents “earnings and profits” of the distributing company that were previously included in income by the U.S. Holder because of such QEF Election and (b) will adjust such U.S. Holder’s tax basis in the shares of the applicable company to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Holder that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of SpinCo Shares or New BriaCell Shares, as applicable.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as “timely” if such QEF Election is made for the first year in the U.S. Holder’s holding period for the SpinCo Shares or BriaCell Shares in which SpinCo or BriaCell, as applicable, was a PFIC. A U.S. Holder may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Holder files a U.S. federal income tax return for such year. If a U.S. Holder does not make a timely and effective QEF Election for the first year in the U.S. Holder’s holding period for the SpinCo Shares or BriaCell Shares, the U.S. Holder may still be able to make a timely and effective QEF Election in a subsequent year if such U.S. Holder meets certain requirements and makes a “purging” election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Holder owns PFIC stock indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Holder is a direct shareholder and the Subsidiary PFIC in order for the QEF rules to apply to both PFICs.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Holder makes a QEF Election and, in a subsequent tax year, SpinCo or BriaCell ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which SpinCo or BriaCell, as applicable, is not a PFIC. Accordingly, if SpinCo or BriaCell becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Holder will be subject to the QEF rules described above during any subsequent tax year in which SpinCo or BriaCell, as applicable, qualifies as a PFIC.

U.S. Holders should be aware that there can be no assurances that SpinCo or BriaCell will satisfy the record keeping requirements that apply to a QEF for the current or future years, or that SpinCo or BriaCell will supply U.S. Holders with information that such U.S. Holders require to report under the QEF rules, in the event that SpinCo or BriaCell is a PFIC. Neither SpinCo nor BriaCell commits to provide information to its shareholders that would be necessary to make a QEF Election with respect to SpinCo or BriaCell for any year in which it is a PFIC. Thus, U.S. Holders may not be able to make a QEF Election with respect to their SpinCo Shares or BriaCell Shares (or with respect to any Subsidiary PFIC). Each U.S. Holder should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Holder makes a QEF Election by attaching a completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return. However, if SpinCo or BriaCell does not provide the required information with regard to SpinCo, BriaCell or any of their Subsidiary PFICs, U.S. Holders will not be able to make a QEF Election for such entity and will continue to be subject to the rules discussed above that apply to Non-Electing Shareholders with respect to the taxation of gains and excess distributions.

46

Mark-to-Market Election

A U.S. Holder may make a Mark-to-Market Election only if the SpinCo Shares or BriaCell Shares, as applicable, are marketable stock. These shares generally will be “marketable stock” if they are regularly traded on: (i) a national securities exchange that is registered with the Securities and Exchange Commission; (ii) the national market system established pursuant to Section 11A of the U.S. Exchange Act; or (iii) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that: (i) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, and together with the rules of such foreign exchange, ensure that such requirements are actually enforced; and (ii) the rules of such foreign exchange effectively promote active trading of listed stocks. If such stock is traded on such a qualified exchange or other market, such stock generally will be “regularly traded” for any calendar year during which such stock is traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. There is no assurance that the SpinCo Shares or BriaCell Shares will be marketable stock for this purpose.

A U.S. Holder that makes a Mark-to-Market Election with respect to its SpinCo Shares or BriaCell Shares generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to such shares. However, if a U.S. Holder does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Holder’s holding period for such shares or such U.S. Holder has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, those shares.

A U.S. Holder that makes a Mark-to-Market Election with respect to SpinCo Shares or BriaCell Shares will include in ordinary income, for each tax year in which SpinCo or BriaCell, as applicable, is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the applicable shares, as of the close of such tax year over (b) such U.S. Holder’s tax basis in such shares. A U.S. Holder that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Holder’s adjusted tax basis in the applicable shares over (b) the fair market value of such shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Holder that makes a timely Mark-to-Market Election with respect to SpinCo Shares or New BriaCell Shares generally also will adjust such U.S. Holder’s tax basis in the applicable shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of such shares, a U.S. Holder that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark- to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the SpinCo Shares or BriaCell Shares, as applicable, cease to be “marketable stock” or the IRS consents to revocation of such election. Each U.S. Holder should consult its own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Holder may be eligible to make a Mark-to-Market Election with respect to the SpinCo Shares or New BriaCell Shares, no such election may be made with respect to the stock of any Subsidiary PFIC that a U.S. Holder is treated as owning, because such stock is not marketable. Hence, the Mark-to-Market Election will not be effective to eliminate the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or distributions from a Subsidiary PFIC.

Other PFIC Rules

Certain additional adverse rules may apply with respect to a U.S. Holder if SpinCo or BriaCell is a PFIC, regardless of whether such U.S. Holder makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Holder that uses SpinCo Shares or BriaCell Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such shares.

47

Special rules also apply to the amount of foreign tax credit that a U.S. Holder may claim on a distribution from a PFIC. Subject to such special rules, foreign taxes paid with respect to any distribution in respect of stock in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Holder should consult with its own tax advisor regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Holder should consult with its own tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of SpinCo Shares or New BriaCell Shares.

Possible Impact of “Inversion” Status for U.S. Holders of SpinCo Shares.

Depending on whether SpinCo has substantial business operations in Canada, and on the number of Dissenting Shareholders, SpinCo may be treated as a U.S. corporation under the “inversion” rules of Section 7874 of the Code. Under these rules, a foreign corporation that is the recipient of the assets of a domestic corporation, that is 80% or more controlled by the same shareholders who controlled the domestic corporation, and that does not have substantial business operations in the country of its incorporation, is treated as a domestic U.S. corporation for all purposes of U.S. tax law (although it is not clear whether the inversion rules were intended to apply to a foreign corporation conducting substantial business operations in the United States). It cannot be determined at this time whether SpinCo will be treated as a U.S. corporation. If it were so treated, then it would not be a PFIC (because it would not be a foreign corporation for U.S. tax purposes) and so the PFIC rules would not apply to the U.S. Holders of SpinCo (the PFIC rules would continue to apply to U.S. Holders of BriaCell if BriaCell were determined to be a PFIC). U.S. Holders of SpinCo should consult with their own tax advisors to determine the impact, if any, of SpinCo being treated as an inverted corporation.

THE PFIC RULES ARE COMPLEX AND UNSETTLED. EACH U.S. HOLDER SHOULD CONSLT WITH ITS OWN TAX ADVISOR REGARDING THE PFIC RULES AND HOW THOSE RULES MAY AFFECT THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SPINCO SHARES AND BRIACELL SHARES AND NEW BRIACELL SHARES.

Additional Considerations

Foreign Tax Credit

Subject to the PFIC rules discussed above, a U.S. Holder that pays (whether directly or through withholding) Canadian income tax in connection with the Arrangement or in connection with the ownership or disposition of SpinCo Shares or BriaCell Shares and New BriaCell Shares may elect to deduct or credit such Canadian income tax paid. Generally, a credit will reduce a U.S. Holder’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Holder’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Holder during a tax year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Holder’s particular circumstances. Each U.S. Holder should consult its own U.S. tax advisors regarding the foreign tax credit rules.

Receipt of Foreign Currency

The U.S. dollar value of any cash payment in Canadian dollars to a U.S. Holder will be translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the dividend, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. A U.S. Holder will generally have a tax basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who receives payment in Canadian dollars and converts or disposes of the Canadian dollars after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, which generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method of tax accounting.

48

Each U.S. Holder should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars.

Information Reporting and Backup Withholding Tax

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Holders must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, Section 6038D of the Code generally imposes U.S. return disclosure obligations (and related penalties) on individuals who are U.S. Holders that hold certain specified foreign financial assets in excess of certain thresholds. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. Holders may be subject to these reporting requirements unless their shares are held in an account at a domestic financial institution.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of (a) distributions on the SpinCo Shares or New BriaCell Shares, (b) proceeds arising from the sale or other taxable disposition of SpinCo Shares or New BriaCell Shares, or (c) any payments received in connection with the Arrangement (including, but not limited to, U.S. Holders exercising Dissent Rights under the Arrangement) generally may be subject to information reporting and backup withholding tax, at the current rate of 24.0% if a U.S. Holder (i) fails to furnish its correct U.S. taxpayer identification number (generally on IRS Form W-9), (ii) furnishes an incorrect U.S. taxpayer identification number, (iii) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (iv) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Any amounts withheld under the U.S. Backup withholding tax rules will be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner. Each U.S. Holder should consult its own tax advisors regarding the information reporting and backup withholding rules.

THE ABOVE SUMMARY IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OF ALL TAX CONSIDERATIONS APPLICABLE TO SECURITYHOLDERS WITH RESPECT TO THE DISPOSITION OF THOSE SECURITIES PURSUANT TO THE ARRANGEMENT OR THE OWNERSHIP AND DISPOSITION OF THOSE SECURITIES RECEIVED PURSUANT TO THE ARRANGEMENT. U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSIDERATIONS APPLICABLE TO THEM IN THEIR PARTICULAR CIRCUMSTANCES.

Securities Law Considerations

The following is a brief summary of the securities law considerations applicable to the transactions contemplated herein.

Canadian Securities Laws and Resale of Securities

Each BriaCell Shareholder is urged to consult such holder’s professional advisors to determine the Canadian conditions and restrictions applicable to trades in the SpinCo Shares and the New BriaCell Shares.

BriaCell is a “reporting issuer” in British Columbia, Alberta and Ontario. The BriaCell Shares are currently listed and posted for trading on the TSX and NASDAQ.

Upon completion of the Arrangement, SpinCo is expected to be an unlisted reporting issuer in the provinces of British Columbia, Alberta and Ontario.

49

The issuance of the New BriaCell Shares and SpinCo Shares pursuant to the Arrangement will constitute a distribution of securities, which is exempt from the prospectus requirements of Canadian Securities Legislation. The New BriaCell Shares and SpinCo Shares distributed to BriaCell Shareholders may be resold in each of the provinces and territories of Canada provided the holder is not a ‘control person’ as defined in the applicable Securities Legislation, no unusual effort is made to prepare the market or create a demand for those securities and no extraordinary commission or consideration is paid in respect of that sale.

U.S. Securities Laws

Status Under U.S. Securities Laws

BriaCell is no longer a “foreign private issuer” as defined in Rule 405 under the U.S. Securities Act, and, therefore, is subject to the same registration and disclosure requirements as are applicable to domestic U.S. companies. SpinCo is a “foreign private issuer” as defined in Rule 405 under the U.S. Securities Act. The BriaCell Shares are listed and posted for trading in the U.S. on NASDAQ and are expected to continue to be listed and posted for trading in the U.S. on NASDAQ after the Effective Date.

The following discussion is a general overview of certain requirements of U.S. federal securities laws that may be applicable to U.S. Securityholders. All U.S. Securityholders are urged to consult with their own legal counsel to ensure that any subsequent resale of the New BriaCell Shares and SpinCo Shares distributed to them under the Plan of Arrangement complies with applicable Securities Legislation. Further information applicable to U.S. Securityholders is disclosed under the heading “ Note to U.S. Securityholders”.

The following discussion does not address the Canadian securities laws that will apply to the issue of the New BriaCell Shares and SpinCo Shares or the resale of these shares by U.S. Securityholders within Canada. U.S. Securityholders reselling their New BriaCell Shares and SpinCo Shares in Canada must comply with Canadian securities laws, as outlined elsewhere in this Proxy Statement.

Exemption from the Registration Requirements of the U.S. Securities Act

The New BriaCell Shares and SpinCo Shares to be distributed to BriaCell Shareholders in exchange for BriaCell Shares pursuant to the Plan of Arrangement, the BriaCell Replacement Options and SpinCo Options to be issued to BriaCell Optionholders in exchange for BriaCell Options under the Plan of Arrangement have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, but will be distributed in reliance upon the Section 3(a)(10) Exemption and exemptions provided under the securities laws of each state of the United States in which U.S. Securityholders reside. The Section 3(a)(10) Exemption exempts from registration the issuance of a security that is issued in exchange for one or more outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear and receive timely and adequate notice thereof, by a court or by a governmental authority expressly authorized by law to grant such approval. Accordingly, the Final Order of the Court will, if granted, constitute a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the New BriaCell Shares, SpinCo Shares, BriaCell Replacement Options and SpinCo Options distributed in connection with the Plan of Arrangement. See “Court Approval of the Arrangement”.

The Section 3(a)(10) Exemption does not exempt the issuance of securities issued upon the exercise of securities that were previously issued pursuant to the Section 3(a)(10) Exemption. Therefore, the SpinCo Shares and New BriaCell Shares issuable upon the exercise of the New BriaCell Replacement Options and SpinCo Options following the Effective Date may not be issued in reliance upon the Section 3(a)(10) Exemption and may be exercised only pursuant to an available exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

50

Resales of SpinCo Shares and New BriaCell Shares after the Effective Date

Public Resales of SpinCo Shares and New BriaCell Shares under Rule 144 after the Effective Date

To the extent that the BriaCell Shares that are to be exchanged for New BriaCell Shares were Freely Tradeable Securities prior to the Effective Date, the New BriaCell Shares exchanged for such shares’ status as Freely Tradeable Securities will not be affected by the completion of the Arrangement. The timing and manner in which a BriaCell Shareholder may publicly resell the SpinCo Shares and New BriaCell Shares received upon completion of the Arrangement will depend, among other things, on whether such holder is, at the time of such resale, an “affiliate” of SpinCo or BriaCell, as applicable, after the Effective Date, or has been such an “affiliate” at any time within 90 days immediately preceding the time of such resale.

As defined in Rule 144 under the U.S. Securities Act, an “affiliate” of an issuer is a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, that issuer. Typically, persons who are executive officers, directors or 10.0% (or greater) holders of an issuer are considered to be its “affiliates,” as well as any other person or group that actually controls the issuer.

Persons who are affiliates of SpinCo or BriaCell, as applicable, after the Effective Date, at the time of such resale, or within 90 days immediately preceding the time of such resale, may not sell their SpinCo Shares and New BriaCell Shares that they receive in connection with the Plan of Arrangement in the absence of registration under the U.S. Securities Act, unless an exemption from such registration is available, such as the exemptions provided by Rule 144 under the U.S. Securities Act or Rule 904 of Regulation S.

In general, Rule 144 under the U.S. Securities Act, as currently in effect, provides that persons who are affiliates of SpinCo or BriaCell, as applicable, after the Effective Date or, at any time during the 90 day period immediately prior to the Effective Date, will be entitled to sell, during any three-month period, a portion of the SpinCo Shares and New BriaCell Shares that they receive in connection with the Plan of Arrangement, provided that the number of each such securities sold does not exceed the greater of one percent of the number of then outstanding securities of such class or, if such securities are listed on a U.S. securities exchange (which neither SpinCo nor BriaCell does not intend to seek at this time), the average weekly trading volume of such securities during the four-week period preceding the date of sale, subject to specified restrictions on manner of sale, notice requirements, aggregation rules and the availability of current public information about SpinCo or BriaCell, as applicable. In addition, subject to certain exceptions, Rule 144 will not be available for resales of SpinCo Shares or New BriaCell Shares if the issuer of such securities is, or has at any time previously been, a shell company, which means a company with no or nominal operations and no or nominal assets other than cash and cash equivalents. To be eligible for public resale under Rule 144, current public information must be available to the public at the time of resale. In the case of BriaCell, it can meet this requirement by being current in filing its U.S. Exchange Act reports at the time of such resale. In the case of SpinCo, as a non-reporting issuer, it can meet this requirement by making available the information and keeping such information current specified in Rule15c2-11 of the U.S. Exchange Act.

Resales under Rule 904 of Regulation S after the Effective Date

Generally, subject to certain limitations, holders of SpinCo Shares and New BriaCell Shares who are not affiliates of SpinCo or BriaCell, as applicable, or who are its affiliates of SpinCo or BriaCell, as applicable, solely by virtue of being an officer and/or director of the applicable corporation and who pay only the usual and customary broker’s commission in connection with the transaction, may resell their SpinCo Shares or New BriaCell Shares, as applicable, pursuant to Rule 904 of Regulation S, as currently in effect, in an “offshore transaction” (which would generally include sales through a designated offshore securities market such as the TSX) if no offer is made to a person in the U.S., the sale is not prearranged with a buyer in the U.S., neither the seller, any affiliate of the seller, nor any person acting on any of their behalf engages in any “directed selling efforts” in the U.S., and subject to certain additional conditions. For the purposes of Regulation S, “directed selling efforts” means “any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the U.S. for any of the securities being offered” in the resale transaction. Under Regulation S, certain additional restrictions and qualifications are applicable to holders of SpinCo Shares or New BriaCell Shares who are affiliates of SpinCo or BriaCell, as applicable, other than by virtue of being an officer and/or director or the applicable corporation.

51

The foregoing discussion is only a general overview of the requirements of U.S. securities laws for the resale of the SpinCo Shares and New BriaCell Shares received pursuant to the Plan of Arrangement. Holders of SpinCo Shares and New BriaCell Shares are urged to seek legal advice prior to any resale of such securities to ensure that the resale is made in compliance with the requirements of applicable Securities Legislation.

MI 61-101

BriaCell is a reporting issuer in British Columbia, Alberta and Ontario, and is accordingly subject to applicable securities laws of such provinces. In addition, the securities regulatory authorities in the province of Ontario (the Ontario Securities Commission) and Alberta (the Alberta Securities Commission) have adopted MI 61-101.

MI 61-101 regulates certain types of transactions to ensure fair treatment of securityholders when, in relation to a transaction, there are persons in a position that could cause them to have an actual or reasonably perceived conflict of interest or informational advantage over other securityholders. If MI 61-101 applies to a particular transaction of a reporting issuer, then some of the following may be required: (i) enhanced disclosure in documents sent to securityholders, (ii) the approval of securityholders excluding, among others, “interested parties” (as defined in MI 61-101), (iii) a formal valuation of the affected securities, prepared by an independent and qualified valuator, and (iv) an independent committee of the board of the directors of the reporting issuer to carry out specified responsibilities. The securityholder protections provided by MI 61-101 go substantially beyond the requirements of corporate law. As described below, the Company does not believe that MI 61-101 is applicable to the Arrangement and the transactions contemplated therein.

Business Combinations

The protections afforded by MI 61-101 apply to, among other transactions, “business combinations” (as defined in MI 61-101) which may terminate the interests of securityholders without their consent in certain circumstances. However, the Arrangement does not constitute a “business combination” for the purposes of MI 61-101, as it is not a transaction as a consequence of which the interest of any holder of an equity security of BriaCell may be terminated without the holder’s consent. Accordingly, BriaCell has determined that Part 4 of MI 61-101 does not apply to the Arrangement.

Related Party Transactions

The protections afforded by MI 61-101 also apply to a “related party transaction” (as defined in MI 61-101), which is a transaction between an issuer and a person that is a related party of the issuer at the time the transaction is agreed to (whether or not there are also other parties to the transaction), as a consequence of which, either through the transaction itself or together with connected transactions, the issuer directly or indirectly, among other things, sells, transfers or disposes of an asset to the related party.

BriaCell has determined that the Arrangement would constitute a “related party transaction” within the meaning of MI 61-101 as result of the Arrangement being a transaction involving SpinCo, which is a related party of BriaCell, and the issuance of SpinCo Shares to, inter alios, the directors and officers of BriaCell who are also BriaCell Shareholders and related parties of BriaCell. Accordingly, MI 61-101 requires BriaCell to obtain minority approval and a formal valuation in accordance with Part 5 of MI 61-101. However, BriaCell is relying on the exemptions from the formal valuation requirements of Part 5 of MI 61-101 set forth in Section 5.5(a) of MI 61-101, on the basis that at the time the Arrangement was agreed to, neither the fair market value of the subject matter of, nor the fair market value of the consideration for, the Arrangement, insofar as it involves “interested parties” (as defined in MI 61-101), exceeded 25% of the market capitalization of BriaCell.

Collateral Benefits

A “collateral benefit”, as defined in MI 61-101, includes any benefit that a “related party” (as defined in MI 61-101) of BriaCell (which includes, a director or senior officer of BriaCell) is entitled to receive, directly or indirectly, as a consequence of the Arrangement, including, without limitation, an increase in salary, a lump-sum payment, a payment for surrendering securities, or other enhancement in benefits related to past or future services as an employee, director or consultant of BriaCell.

52

However, MI 61-101 excludes from the meaning of “collateral benefit” certain benefits to a related party received solely in connection with the related party’s services as an employee, director or consultant of an issuer where, among other things, (a) the benefit is not conferred for the purposes of increasing the value of the consideration paid to the related party for securities relinquished under the transaction, (b) the conferring of the benefit is not, by its terms, conditional on the related party supporting the transaction in any manner, (c) full particulars of the benefits are disclosed in the disclosure document for the transaction, and (d) the related party and its associated entities beneficially own, or exercise control or direction over, less than 1% of the outstanding securities of each class of equity securities of the issuer (the “De Minimis Exemption”).

None of the directors and senior officers of BriaCell will receive any benefit or payment pursuant to the Arrangement, other than in their capacity as a holder of BriaCell Shares, BriaCell Options and BriaCell Warrants.

Specified Disclosure in respect of Related Party Transactions

Pursuant to MI 61-101, BriaCell is required to include, and has included and/or incorporated by reference into this Proxy Statement, certain disclosure prescribed by Form 62-104F2 – Issuer Bid Circular (“Form 62-104F2”) of National Instrument 62-104 – Take-Over Bids and Issuer Bids, to the extent applicable to the Arrangement (and with necessary modifications).

Prior Valuations and Bona fide Prior Offers

As at the date hereof, no “prior valuation” (as such term is defined in MI 61-101) in respect of BriaCell has been made in the 24 months preceding the date of this Proxy Statement, the existence of which is known, after reasonable inquiry, to BriaCell or to any director or member of senior management of BriaCell.

During the 24 months prior to the entering into of the Arrangement Agreement, except as disclosed herein, BriaCell has not received any bona fide prior offer related to the subject matter of the Arrangement or that is otherwise relevant to the Arrangement.

BriaCell Selected Financial Information

The following table sets out selected consolidated financial information for the periods indicated and should be considered in conjunction with the more complete information contained in the financial statements of BriaCell for the fiscal years ended July 31, 2022 and 2021, incorporated by reference in this Proxy Statement and filed on SEDAR under BriaCell’s profile at www.sedar.com and on EDGAR at www.sec.gov. The financial statements have been prepared in accordance with IFRS.

	Year Ended July 31, 2022 ($)	Year Ended July 31, 2021 ($)
Total Operating Loss	15,288,941	6,976,035
Financial expenses, net	11,549,962	6,840,165
Loss and Comprehensive Loss	26,838,903	13,816,200
Basic and diluted loss per share	1.73	3.06
Total assets	42,577,041	58,043,762

BriaCell Selected Carve-Out Financial Information (SpinCo Assets)

The following table sets out selected audited annual carve-out financial information of BriaCell in respect of the SpinCo Assets as at April 30, 2023, July 31, 2022 and 2021 and should be considered in conjunction with the more complete information contained in the carve-out balance sheets and carve-out consolidated statements of loss and comprehensive loss appended as Schedule “E” and Schedule “F” to this Proxy Statement.

53

	Nine Months Ended April 30, 2023 ($)	Year Ended July 31, 2022 ($)	Year Ended July 31, 2021 ($)
Total non-current assets	218,886	230,339	245,610
Total assets	218,886	230,339	245,610
Total liabilities	0	0	0
SpinCo Shareholders’ equity	218,886	230,399	245,610
Total loss and comprehensive loss	429,697	146,021	39,845

There are no pro forma adjustments required to be made to the April 30, 2023 carve-out balance sheet of BriaCell in respect of the SpinCo Assets. As such, no additional pro forma financials have been provided.

BriaCell Selected Pro Forma Financial Information

The following table sets out selected pro forma financial information in respect of BriaCell as at April 30, 2023, as if the Arrangement had been completed as of August 1, 2020 and should be considered in conjunction with the more complete information contained in the pro forma balance sheet of BriaCell appended as Schedule “G” to this Proxy Statement.

April 30, 2023 ($)
Total non-current assets	218,888
Total assets	29,721,868
Total liabilities	35,614,210
Shareholders’ equity	(5,892,342)

The following table sets out selected pro forma financial information in respect of BriaCell for the nine months ended April 30, 2023 and the year ended July 31, 2022, as if the Arrangement had been completed as of July 31, 2021 and should be read in conjunction with the more complete information provided in the pro forma consolidated statement of loss and comprehensive loss of BriaCell appended as Schedule “G” to this Proxy Statement.

	Nine Months Ended April 30, 2023 ($)	Year Ended July 31, 2022 ($)
Loss and comprehensive loss	17,883,739	26,838,903

BriaCell Therapeutics corp.

The following information is provided by BriaCell and is reflective of the current business, financial and share capital position of BriaCell and includes certain information reflecting the status of BriaCell following the completion of the Arrangement.

Summary Description of Business

BriaCell is an immuno-oncology biotechnology company with a strong focus on cancer immunotherapy. Immunotherapies have come to the forefront in the fight against cancer.

54

For further information regarding BriaCell, see the documents incorporated by reference in this Proxy Statement which are available at www.sedar.com under BriaCell’s profile and on EDGAR at www.sec.gov.

Business Objectives

BriaCell’s objective is to complete the Arrangement and to continue to develop immuno-oncology biotechnology research with a strong focus on cancer immunotherapy, subject to the receipt of all requisite regulatory approvals.

Authorized and Issued Share Capital

The authorized share capital of BriaCell consists of an unlimited number of BriaCell Shares, of which 15,981,726 BriaCell Shares are issued and outstanding as of the date of this Proxy Statement. Upon completion of the Arrangement, all BriaCell Shares will be exchanged for New BriaCell Shares having identical rights and restrictions as the BriaCell Shares.

BriaCell Shareholders are entitled to one (1) vote per BriaCell Share at all meetings of BriaCell Shareholders. BriaCell Shareholders are entitled to receive dividends as and when declared by the BriaCell Board and to receive a pro rata share of the assets of BriaCell available for distribution to BriaCell Shareholders in the event of the liquidation, dissolution or winding-up of BriaCell. All BriaCell Shares rank equally as to all benefits which might accrue to the BriaCell Shareholders.

BriaCell Selected Financial Information

The following table sets out selected financial information for the periods indicated and should be considered in conjunction with the more complete information contained in the financial statements of BriaCell for the fiscal years ended July 31, 2022 and 2021 incorporated by reference in this Proxy Statement and filed on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

	Year Ended July 31, 2022 ($)	Year Ended July 31, 2021 ($)
Total Operating Loss	15,288,941	6,976,035
Financial expenses, net	11,549,962	6,840,165
Loss and Comprehensive Loss	26,838,903	13,816,200
Basic and diluted loss per share	1.73	3.06
Total assets	42,577,041	58,043,762

Consolidated Capitalization

There have not been any material changes in the share capital of BriaCell since the date of BriaCell’s most recently filed July 31, 2022 financial statements. As a result of the Arrangement, there will be changes to BriaCell’s share capital. For details of these changes, and the share capital of BriaCell upon completion of the Arrangement, please see “Effects of the Arrangement” and the pro forma financial statements appended as Schedule “G” to this Proxy Statement.

Prior Sales

BriaCell Shares

The following table summarizes details of the BriaCell Shares issued by BriaCell during the 12 month period prior to the date of this Proxy Statement.

Date of Issuance	Security	Price per Security ($)	Number of Securities
May 19, 2023	Common Shares	$8.63	463,408

55

BriaCell Options

The following table summarizes details of the BriaCell Options issued by BriaCell during the 12-month period prior to the date of this Proxy Statement.

Date of Issuance	Security	Price per Security(1)	Number of Securities
February 27, 2023	BriaCell Options	$7.16	21,000
August 2, 2022(2)	BriaCell Options	C$8.38	180,100
June 20, 2023	BriaCell Options	$6.03	440,000

Notes:

(1)	Exercise price of BriaCell Options.

(2)	This grant of BriaCell Options is subject to ratification by BriaCell Shareholders in accordance with requirements of the TSX, as detailed in Proposal 3 of this Proxy Statement.

BriaCell Warrants

No BriaCell Warrants were issued by BriaCell during the 12-month period prior to the date of this Proxy Statement.

Share Units

The following table summarizes details of the share units issued by BriaCell under the BriaCell Omnibus Plan during the 12-month period prior to the date of this Proxy Statement.

Date of Issuance	Security	Price per Security	Number of Securities
August 2, 2022	Restricted share units	N/A	19,200

Upon completion of the BriaCell Reorganization and Arrangement, restricted share units issued under the BriaCell Omnibus Plan shall be dealt with in accordance with their terms.

Trading Price and Volume

The BriaCell Shares are listed and posted for trading on the TSX and NASDAQ under the symbol “BCT”. The following table sets forth information relating to the trading of the BriaCell Shares on the TSX on a monthly basis for each month, or, if applicable, partial months of the 12 month period prior to the date of this Proxy Statement:

Month	High (C$)	Low (C$)	Volume
July 1, 2023 – July 21, 2023	9.05	8.15	49,662
June 2023	8.90	7.50	72,910
May 2023	10.20	7.78	162,826
April 2023	10.45	9.30	203,008
March 2023	10.68	8.50	326,135
February 2023	10.81	8.87	151,226
January 2023	10.34	5.94	295,499
December 2022	8.17	5.77	173,510
November 2022	8.42	7.06	135,118
October 2022	9.27	6.89	111,966
September 2022	10.91	7.37	114,220
August 2022	10.20	8.02	123,863
July 2022	8.52	7.34	85,064
June 2022	8.52	6.16	289,564
May 2022	9.08	5.32	116,240
April 2022	15.05	8.11	406,184

56

At the close of business on July 21, 2023, the trading price of the BriaCell Shares as quoted by the TSX was $8.43 and as quoted by the NASDAQ was $6.40.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of BriaCell Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of BriaCell Shares, by:

●	each person known by the Company to be the beneficial owner of more than 5% of BriaCell Shares;

●	each of BriaCell’s named executive officers and directors that beneficially owns BriaCell Shares; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 15,981,726 BriaCell Shares outstanding as of the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

Unless otherwise indicated, the address for each director and executive officer listed is: c/o BriaCell Therapeutics Corp., Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	Jamieson Bondarenko(1) Toronto, Ontario, Canada	644,856	4.22%
Common Shares	William V. Williams(2) Havertown, Pennsylvania, U.S.A	474,308	3.11%
Common Shares	Gadi Levin(3) Lev Hasharon, Israel	102,997	0.67%
Common Share	Giuseppe Del Priore(4) Honolulu, Hawaii, U.S.A.	122,500	0.80%
Common Share	Miguel A. Lopez-Lago(5) Philadelphia, Pennsylvania, U.S.A.	20,250	0.13%
Common Share	Vaughn C. Embro-Pantalony(6) Toronto, Ontario, Canada	89,524	0.59%
Common Share	Marc Lustig(7) Vancouver, British Columbia, Canada	1,765,000	11.56%
Common Share	Martin E. Schmieg(8) Palm Beach, Florida U.S.A.	80,575	0.53%
Common Share	Rebecca Taub(9) Villanova, Pennsylvania, U.S.A.	25,000	0.16%
Common Share	Jane A. Gross(10) Park City, Utah, U.S.A.	65,000	0.43%
All current named executive officers and directors as a group (10 persons)	3,390,010	22.2%
5% or Greater Shareholders
Common Share	Marc Lustig(7) Vancouver, British Columbia, Canada	1,765,000	11.56%

Notes:

(1)	Includes 150,000 BriaCell Options with an exercise price of $4.24, expiring on March 29, 2026, 250,000 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027, 25,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028 and 100,000 BriaCell Warrants to purchase common shares with an exercise price of $5.3125, expiring on February 26, 2026.

57

(2)	Includes 200,000 BriaCell Options with an exercise price of $4.24, expiring on March 29, 2026, 22,300 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027, 50,900 BriaCell Options with an exercise price of C$8.38, expiring on August 2, 2027, 5,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028 and 27,272 BriaCell Warrants to purchase common shares with an exercise price of $5.3125, expiring on February 26, 2026.
(3)	Includes 75,000 BriaCell Options with an exercise price of US$4.24, expiring on March 29, 2026, 12,500 BriaCell Options with an exercise price of US$4.71, expiring on May 20, 2027 and 12,687 BriaCell Options with an exercise price of C$8.38, expiring on August 2, 2027.
(4)	Includes 112,500 BriaCell Options with an exercise price of US$7.51, expiring on February 16, 2027 and 10,000 BriaCell Options with an exercise price of C$8.38, expiring on August 2, 2027.
(5)	11,250 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027 and 10,000 BriaCell Options with an exercise price of C$8.38, expiring on August 2, 2027.
(6)	Includes 25,000 BriaCell Options with an exercise price of US$4.24, expiring on March 29, 2026, 50,000 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027 and 5,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028.
(7)	Securities held by L5 Capital Inc. includes 100,000 BriaCell Options with an exercise price of US$5.74, expiring on September 1, 2026 and 5,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028.
(8)	Includes 25,000 BriaCell Options with an exercise price of US$4.24, expiring on March 29, 2026 and 37,500 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027 and 5,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028.
(9)	Includes 5,000 BriaCell Options with an exercise price of US$4.24, expiring on March 29, 2026 and 5,000 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027 and 5,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028.
(10)	Includes 5,000 BriaCell Options with an exercise price of US$7.74, expiring on November 1, 2026 and 50,000 BriaCell Options with an exercise price of $8.47, expiring on January 13, 2027 and 5,000 BriaCell Options with an exercise price of $6.03, expiring on June 20, 2028.

All of the BriaCell Shares held by Management and the BriaCell Board will be treated in the same fashion under the Arrangement as BriaCell Shares held by any other BriaCell Shareholder.

SpinCo

As at the date of this Proxy Statement, SpinCo has not carried on any active business, and until the Arrangement is effected, SpinCo will have no assets (other than the proceeds received from the issuance of SpinCo Incorporation Shares) or liabilities, will conduct no operations and will not issue shares in its capital. Unless otherwise indicated, the following information is provided by SpinCo, is presented on a post-Arrangement basis, and is reflective of the proposed business, financial and share capital position of SpinCo. In particular, the disclosure in respect of the business and assets of SpinCo contained below is presented on the assumption that the SpinCo Assets have been transferred, directly or indirectly, to SpinCo prior to the date in respect of which such disclosure relates.

58

The following information should be read together with the audited financial statements of SpinCo appended hereto as Schedule “F”, the pro forma financial statements appended hereto as Schedule “G”, and the audited carve-out consolidated financial statements for the years ended July 31, 2022 and 2021 (being, the Carve-Out Financial Statements) appended hereto as Schedule “F” and the related management discussion and analysis appended hereto as Schedule “J”.

Name, Address and Incorporation

SpinCo was incorporated under the BCBCA on May 15, 2023. SpinCo has not conducted any business to date and is currently a private company and is a subsidiary of BriaCell. No material amendments have been made to SpinCo’s articles or other constating documents since its incorporation.

SpinCo’s head and principal business address are all located at 234 15th Street, Suite 300, West Vancouver B.C., V7T 2X1. SpinCo’s registered office address is located at Suite 2500 Park Place, 666 Burrard Street, Vancouver B.C., V6C 2X8.

As at the date of this Proxy Statement, SpinCo does not have any of its securities listed or quoted on any stock exchange, and has not applied to list its shares on any stock exchange.

BUSINESS OF SPINCO

Overview of SpinCo

SpinCo is a wholly-owned subsidiary of BriaCell Therapeutics Corp., a clinical stage biotechnology company focused on the development of Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer.

SpinCo’s novel and highly selective PKCδ inhibitors may be developed as candidates for multiple disease indications including several tumor types. SpinCo’s two novel Bria-TILsRx™s are multi-specific binding reagents designed to act as potent immune cell activators and/or immune checkpoint inhibitors. They are expected to selectively target and destroy cancer cells without harming normal (non-cancerous) cells. This may mean less severe side effects for the treated cancer patients compared with those of alternative therapies.

SpinCo has had no business operations to date. Prior to completion of the Arrangement, SpinCo will complete the direct or indirect acquisition of the SpinCo Assets.

SpinCo’s operations are conducted in compliance with local laws where such activities are permissible and either (a) do not require any specific legal or regulatory approvals, or (b) SpinCo has all necessary legal and/or regulatory approvals. See “Risk Factors”.

59

Intercorporate Relationships

SpinCo currently has no subsidiaries. Upon completion of the BriaCell Reorganization and the Arrangement, SpinCo will have the Subsidiaries as depicted in the chart below:

Management is not aware of any trend, commitment, event or uncertainty that is both presently known to Management and reasonably expected to have a material effect on SpinCo’s business, financial condition or results of operations as at the date of this Proxy Statement, except as otherwise disclosed herein or except in the ordinary course of business.

Three-Year History

BriaCell was incorporated under the BCBCA on July 26, 2006 and is listed on the TSX under the symbol “BCT” and as of February 24, 2021, on the NASDAQ under the symbols “BCTX” and “BCTXW”. The Company is developing a new therapy for advanced breast cancer. The Company’s head office in Canada is located at Suite 300 – 235 West 15th Street, West Vancouver, British Columbia, V7T 2X1. In the U.S. Company has an office located at 2929 Arch Street, 3rd Floor, Philadelphia, PA 19104.

BriaCell is an immuno-oncology focused biotechnology company developing targeted and safe approaches for the management of cancer. Immunotherapies have come to the forefront in the fight against cancer. They harness the body’s own immune system to recognize and destroy cancer cells. BriaCell owns the U.S. patent to SV-BR-1-GM (Bria-IMT™), a whole-cell targeted immunotherapy for cancer (U.S. Patent No. 7,674,456), as well as patents related to PKCδ inhibitors (U.S. Patent Nos. 9,364,460 and 9,572,793). The Company is currently advancing its targeted immunotherapy program by prioritizing a Phase I/IIa clinical trial with Bria-IMT™ in combination with immune checkpoint inhibitors. BriaCell currently has a non-exclusive clinical trial collaboration with Incyte Corporation (“Incyte” NASDAQ: INCY) to evaluate the effects of combinations of novel clinical candidates. Under the agreement, Incyte and BriaCell will be evaluating novel combinations of compounds from Incyte’s development portfolio with BriaCell’s drug candidates in advanced breast cancer patients. BriaCell is conducting a Phase II clinical trial of Bria-IMT™, BriaCell’s lead candidate, in a combination study with immune checkpoint inhibitors such as the Incyte drugs retifanlimab (an anti-PD-1 antibody similar to pembrolizumab [KEYTRUDA®; manufactured by Merck & Co., Inc. (NYSE: MRK)]). The combination study is listed in ClinicalTrials.gov as NCT03328026.

60

The Company demonstrated an early proof of principle with the Bria-IMT™ regimen (Bria-IMT™ given in combination with low-dose pre-dose cyclophosphamide to reduce immune suppression and post-dose low-dose local interferon alpha to boost the response with cycles every two weeks x three, then monthly) without an immune checkpoint inhibitor and is intent on building upon these results to further develop Bria-IMT™ through additional clinical testing. The results of two previous Phase I clinical trials (one with a precursor of the Bria-IMT™ targeted immunotherapy and the other with Bria-IMT™) were encouraging in terms of both safety and efficacy in patients with stage IV breast cancer who had failed other available therapies including various kinds of chemotherapy. Most notably, a patient with recurrent metastases developed a remarkable response after receiving the Bria-IMT™ regimen. A lesion in the lung regressed totally and near-complete responses were seen in other lesions. Injections were stopped as the patient completed the clinical protocol. Approximately three months after the last Bria-IMT™ injection, the patient was found to have relapsed, both locally and in distant areas including the brain. Within two months after restarting Bria-IMT™ (after having obtained FDA permission), all areas of involvement showed significant regressions, including regression of multiple lesions in the brain. This patient was found to allele-match with Bria-IMT™ at HLA-DRB1 and HLA-DRB3, human leukocyte antigen (HLA) genes implicated in helper T cell activation and as such potentially involved in the generation of tumor-directed cellular and/or humoral (antibodies) immune responses.

Additional breast cancer patients have been dosed with the Bria-IMT™ regimen in 2017-2018. These patients were heavily pre-treated and had to have failed at least two prior regimens to be eligible for the study. Some of these patients experienced mixed responses (tumor regression at some sites but not at others) and clinical benefit (stable disease). Again, these responses were seen especially in patients who matched Bria-IMT™ at certain HLA alleles who were able to develop an immune response.

These are preliminary results but suffice to clearly demonstrate biological activity for inducing tumor regression, an excellent safety profile, and validate the preliminary findings. Furthermore, the data adds to a proposed mechanism of action in that most patients with tumor regressions in the initial two clinical trials (without an immune checkpoint inhibitor) have had at least one HLA allele match with Bria-IMT™. This is an important confirmation that Bria-IMT™ can be effective in shrinking metastatic breast cancer, especially in patients who match at certain HLA alleles.

Subsequently Bria-IMT™ was evaluated in combination with KEYTRUDA® in eleven patients with advanced breast cancer. The combined treatment was generally safe and well tolerated without dose limiting toxicities. Of the eleven patients, two had regression of multiple tumors and another had stable disease with clinical benefit. This study is proceeding now, evaluating the combination of Bria-IMT™ with retifanlimab (Zynyz®).

Bria-IMT™ was developed from a patient diagnosed with grade two breast cancer. As for other cancers, breast cancer can be subdivided based on its histologic appearance (how it looks under the microscope) into grade one or well-differentiated (where the microscopic appearance looks a lot like normal breast tissue); grade two or moderately differentiated (where the microscopic appearance looks somewhat like normal breast tissue); and grade three or poorly differentiated (where the microscopic appearance looks nothing like normal breast tissue). Since Bria-IMT™ is derived from a tumor specimen from a patient with grade two breast cancer, it may have retained some of the characteristics of grade two disease. Consistently, a high proportion of patients with grade one or grade two breast cancer who had been involved in our clinical studies had disease control, regardless of HLA-matching, suggesting that this subset may also derive more benefit from the Bria-IMT™ therapy.

BriaCell has also been developing multi specific binding reagents which act as immunomodulators. These agents have the capability of linking cancer killing T cells to cancer cells in the body. They are similar to bispecific T cell engagers such as BLINCYTO® for leukemia. They also have the capability of acting as immune checkpoint inhibitors neutralizing several different immune checkpoints at once. In addition, previous cells have been developing protein kinase C delta inhibitors. These appear to be particularly effective in RAS transformed tumors. These assets will be spun out into BriaPro.

Corporate Highlights

BriaPro is a spin-out from BriaCell Therapeutics (NASDAQ: BCTX); two-thirds retained ownership. BriaPro is a pre-clinical stage immunotherapy company developing binding agents and proteins with the intention to boost the ability of the body’s own cancer-fighting cells to destroy cancerous tumors. Using artificial intelligence (“AI”) with ImmunoPrecise Antibodies and Receptor AI, BriaPro will identify drug candidates.

61

The lead drug discovery candidates for BriaPro include:

●	Bria-TILsRx™: Multi-Specific Binding Reagents - Immunotherapy for Cancer: being developed in collaboration with ImmunoPrecise Antibodies.

●	Small Molecule Program: Protein Kinase C delta (PKCδ) Inhibitors being developed with Receptor AI.

The power of AI in drug candidate selection has been hailed by experts and investments in AI-driven drug discovery companies have tripled over the past four years, reaching $24.6 billion in 2022.2 Using AI technology to identify the next blockbuster therapies can help eliminate some of the guesswork that typically requires hundreds of lab experiments—often spread over many years—to identify promising molecules.

Instead of coming up with tens of thousands of compounds to figure out, computers suggest testing ten compounds in a lab, then getting feedback from the lab results. The machines learn from those results to make a better prediction to provide the next hundred candidates for testing and ultimately filter to one molecule.

Over the course of the next year, BriaPro expects to screen several different multi specific binding reagents for activity in vitro as well as in mouse models of cancer. BriaPro also expects to select at least one candidate to advance into IND enabling studies. Human clinical studies are expected to be initiated in the first half of 2025. In parallel, BriaPro will continue to optimize the structure of its proprietary protein kinase C delta inhibitors and advance to the candidates election stage. Human clinical studies are expected to be initiated in the second half of 2025.

SpinCo’s Business Strategy

BriaPro’s business strategy includes using AI to guide the design of novel multi specific binding reagents known as Bria-TILsRx™. BriaPro will also use AI to further enhance the selectivity and potency of novel protein kinase C delta inhibitors. These agents will be tested in vitro and in animal models to optimize their characteristics. They will then enter preclinical IND, enabling studies which are expected to take up to one year in duration. They will then be introduced into the clinic in phase one clinical studies in patients with cancer. As the activity and safety of these assets is confirmed, BriaPro will advance their clinical programs, culminating in applying for biological licensing applications or new drug applications to the FDA and other regulatory authorities around the world. Bria-TILsRx™ and protein kinase C delta inhibitors will then be marketed for the treatment of patients with cancer.

SpinCo’s Research and Development Programs

Bria-TILSRx™: BriaPro Lead Assets

T cells typically recognize and attack cancer cells. But cancer can suppress the immune response. Bria-TILsRx™ work in one of two ways:

●	Directly linking killer T cells to cancer cells and activating them to kill the cancer cells; or

●	Blocking the molecules on the cancer cells that suppress the immune response.

2 “AI Drug Discovery Is a $50 Billion Opportunity for Big Pharma,” (https://www.bloomberg.com/news/articles/2023-05-09/pharmaceutical-companies-embrace-ai-to-develop-new-drugs).

62

Bria-TILsRx™ Rationale:

The global cancer immunotherapy market was estimated at $115 billion in 2022. Current immunotherapies only work in some cancers, and then not in all patients. Recent entrees into the cancer immunotherapy field are bi-specific T cell engagers (BITEs). These work by linking killer T cells to cancer cells and activating the killer T cells to kill the cancer cells. Hailed as a potentially major advance in cancer therapy, they still suffer from side effects and do not work in all patients. BriaPro’s Bria-TILsRx™ platform is quadrivalent, enhancing the ability to specifically target tumor cells and potently activate T cells, and to block the ability of the cancer cells to shut down the immune system. Bria-TILsRx™: Multivalent Binding Reagents are designed to activate the immune system against cancer more specifically and more potently than current approaches.

Bria-TILsRx™ Advantages:

Multi-specific Binding Reagents have the potential to (i) bind more selectively to cancer cells and link them with T cells to kill the cancer cells; and (ii) block the ability of cancer cells to shut down the T cells more potently that current agents.

There are two approved BITEs to date, with many others in development: BLINCYTO® for leukemia and KIMMTRAK® for melanoma. These are limited by the cancer cell targets available. By using artificial AI, BriaPro can rapidly develop novel binding agents that can target more and different types of cancer than other BITEs. The BriaPro molecules are also able to engage more than one target, as shown below.

63

Current immunotherapies (Keytruda®, Opdivo®, Tecentriq®, etc.) block the ability of selected molecules on cancer cells to shut down the immune response (so-called immune checkpoints). Their mechanism of action is shown here.

However, cancer cells express multiple different immune checkpoints. Bria-TILsRx™ can block multiple immune checkpoints with a single molecule making them potentially more effective, as shown below.

Protein Kinase C delta (PKCδ) Inhibitors: BriaPro Small Molecule Program

Rationale:

30% of all human malignancies display activating RAS mutations. As well, another 60% show over-activity of Ras-signaling pathways. Ras has been termed “undruggable” (as it is difficult to make a Ras inhibitor drug). BriaCell’s novel, proprietary PKCδ inhibitors have shown activity against multiple RAS transformed tumors. Lung cancer, Melanoma, Breast cancer, Neuroendocrine cancer, Pancreatic cancer, Colorectal cancer. This target has an attractive safety profile based on in vivo studies and knock out mouse studies. PKCδ inhibitors should qualify for an accelerated clinical development plan and regulatory pathway. PKCδ inhibitors potentially offer a safe treatment for up to 90% of all human cancers.

64

Protein Kinase C delta (PKCδ) Inhibitors: Advantages:

BriaPro will have access to novel structures with extended patent life and large number of chemical moieties covered. Fourth generation inhibitors are under development using AI in collaboration with Receptor AI to optimize drug-like characteristics.

Studies have also shown that PKCδ inhibitors lack endothelial cell cytotoxicity & PKCδ deficient mice develop normally and are fertile. This portends an excellent safety profile.

The below graphic shows three generations of PKCδ inhibitors. The first generation is the natural compound rottlerin, which corresponds to Generation 1 in the table below. The low potency and selectivity of rottlerin for PKCδ was enhanced by making a hybrid struction, combining part of the staurosporine molecular structure (shown in red) with part of the rottlerin structure (shown in blue) to produce KAM1. Note that staurosporine is a highly potent but non-selective PKC inhibitor. The improvement in selectivity of KAM1 over rottlerin is shown in the table (Generation 2). KAM1 was further modified for produce BP-106 with enhances potency and selectivity (Generation 3).

Generation	PKC-δ IC50	PKC-α IC50	PKC-δ/ PKC-α Selectivity Ratio
1	3 μM	75 μM	28-fold
2	2 μM	157 μM	56-fold
3	0.05 μM	50 μM	1000-fold

High selectivity of the currently available inhibitors suggests an excellent safety profile with potent anti-cancer activity. Novel PKCδ inhibitors with excellent safety in vitro and in animal models have been developed and are being optimized. New generation molecules are being designed using AI.

65

Several in vitro and animal model studies have shown efficacy against various human cancers as depicted by the charts below.

PKCδ inhibitor reduces tumor burden in a human lung cancer model (left; the red line shows increasing tumor size in the control animals while the blue line shows the tumor size shrinking in the animals treated with a PKCδ inhibitor) and a human pancreatic cancer model (right) with decreases in tumor amounts (right top; the blue line shows increasing tumor size in the control animals while the purple line shows the tumor size shrinking in the animals treated with a PKCδ inhibitor) and increased survival (right bottom; survival is shown, which quickly goes to 0 in the control animals (purple line), but survival of the treated animals (green line) stabilizes at 50% and is maintained for up to 300 days).

Production and Services

BriaPro contains the expertise to both discover and develop novel drug candidates, take them through clinical testing and have them approved for use and marketing in humans. BriaPro will operate as a virtual company using contract research organizations for the bulk of the research that will be performed. This includes the molecular biology aspect of developing novel protein therapeutics, having them tested in vitro and tested in animal models, and performing IND enabling toxicology pharmacology and pharmacokinetics studies. BriaPro may develop a small laboratory presence to perform some of these activities in house.

Specialized Skill and Knowledge

BriaPro possesses individuals with expertise in multiple scientific areas relevant to drug discovery and development. This includes molecular biology, immunology, immuno - oncology, clinical pharmacology, preclinical evaluation, basic pharmacology, interpretation of toxicological studies, regulatory interactions, design and implementation of phase one, phase two, and phase three clinical studies. In addition BriaPro works with consultants who are experts in medicinal chemistry, artificial intelligence, structural biology, and other relevant disciplines.

66

Competitive Conditions

The market for cancer therapeutics is highly competitive. BriaPro will compete with other research teams who are also examining potential therapeutics with regards to cancer, both immunotherapies and targeted approaches. Many of its competitors have greater financial and operational resources and more experience in research and development than BriaPro. Other companies may have developed, or could in the future develop, new technologies that compete with BriaPro’s technologies or render its technologies obsolete. Competition in cancer therapeutics markets is primarily driven by (i) timing of technological introductions; (ii) the ability to develop, maintain and protect proprietary products and technologies; and (iii) expertise of research and development team. BriaPro possesses particular unique expertise and approaches that differentiate BriaPro from its competition. Very few competitors are using a quadrivalent platform to develop immunotherapies, and even fewer are targeting the specific receptors that BriaPro is targeting. As well, small molecules that combat RAS transformed tumors are not common and even less so protein kinase C delta inhibitors.

New Products

Bria-TILsRx™: Multi-Specific Binding Reagents - Immunotherapies for Cancer

Developed as potential immunotherapies for cancer, SpinCo’s two novel Bria-TILsRx™s are multi-specific binding reagents designed to act as potent immune cell activators and/or immune checkpoint inhibitors. They are expected to selectively target and destroy cancer cells without harming normal (non-cancerous) cells. This may mean less severe side effects for the treated cancer patients compared with those of alternative therapies.

PKCδ Inhibitors: Therapeutics for multiple disease indications including cancer

PKCδ, also called novel PKC, has been associated with a number of diseases including cancer. Selective inhibitors of PKCδ, have been shown to be effective treatments for several animal models of cancer and other diseases. SpinCo’s novel and highly selective PKCδ inhibitors may be developed as candidates for multiple disease indications, including several tumor types.

Components

BriaPro depends on third party suppliers to obtain BriaPro’s raw ingredients, intermediate drug substances and specialized equipment, which are necessary for the production of BriaPro’s products.

BriaPro currently obtains ingredients and API for the manufacturing of BriaPro’s pipeline products from specialized suppliers. For some components, including raw ingredients, BriaPro has so far identified only one supplier which is qualified for outsourcing and/or current good manufacturing practice (“cGMP”) process. If that supplier were to stop supplying the required ingredient(s), BriaPro would need to identify an alternative source of such components, if possible, and may need to wait until it is qualified for BriaPro’s outsourcing and/or cGMP process before procuring the components. This could cause substantial delays and a significant increase in costs to one or all of BriaPro’s development programs. If no alternate suppliers were identified, such supply issues could terminate the program.

Intellectual Property Rights

Protection of intellectual property is integral to BriaPro’s success. As such, BriaPro has and will continue to pursue patent protection, register trademarks, and protect other intellectual property through trade secrets, copyright, confidential disclosure agreements, and other mechanisms as appropriate. This includes the use of confidential disclosure agreements with all prospective vendors and partners, reviewed by legal counsel under the direction of BriaPro.

In order to maximize the duration of patent protection during the commercial life of a potential product and/or allow the generation of data to strengthen a potential patent, BriaPro may on occasion delay patent filing. However, BriaPro will ensure it does not risk the product protection during such delay.

To ensure protection of all trade secrets, BriaPro will put in place strict confidentiality agreements with its directors, executive officers and staff and stores research and development materials and data in secure facilities.

67

Patents and Proprietary Information

Licensing Agreement between Faller & Williams Technology LLC (“FWT”) and Sapientia Pharmaceuticals, Inc. (“Sapientia”)

On May 16, 2017, FWT and Sapientia (a subsidiary of BriaCell) entered into a licensing agreement (the “Licensing Agreement”). It is anticipated that the Licensing Agreement will be assigned and assumed by BriaPro from Sapientia on the closing of the Arrangement.

FWT is the owner of certain patents set forth in Exhibit A of the Licensing Agreement (collectively, the “Patents”), which were assigned to FWT from the inventors recorded at Reel/Frame 041014/0095 on January 19, 2017. FWT, pursuant to the Licensing Agreement, licensed the patents to Sapientia.

Certain royalties are payable by Sapientia to FWT pursuant to the Licensing Agreement. Following the first commercial sale of a first product in the United States, Sapientia shall pay to FWT 5% of net sales of products encompassed by one or more valid claims of the Patents within the territory specified in the Licensing Agreement, and 2.5% of net sales of products not encompassed within one or more valid claims of the Patents within the territory specified in the Licensing Agreement. Payment of such royalties must be made on or before January 1st and on or before July 1st of every year. In accordance with the terms of the Licensing Agreement, three years after receiving marketing approval from certain regulatory bodies listed in the Licensing Agreement, Sapientia must make minimum royalty payments to FWT of US$250,000 per year. Additionally, within 30 days of sublicensing the products to a third party in accordance with the terms of the Licensing Agreement, Sapientia must pay to FWT 25% of all consideration received by Sapientia for any such sublicense.

FWT retains all rights to use and practice the Patents and any improvement for research, education, and other non-commercial purposes, and may exercise those rights with or without Notice or compensation to Sapientia.

Patents licensed to Sapientia pursuant to the Licensing Agreement include:

●	U.S. Provisional Application No. 61/703,081 entitle “PKC Delta Inhibitors for use as Therapeutics” filed 19 September 2012.

●	International Application No. PCT/US2013/60638 entitled “PKC Delta Inhibitors for use as Therapeutics” filed 19 September 2013.

●	U.S. Patent No. 9,364,460 entitled “PKC Delta Inhibitors for use as Therapeutics” issued 14 June 2016.

●	U.S. Patent Application No. 15/148,420 entitled “PKC Delta Inhibitors for use as Therapeutics” filed 06 May 2016.

●	U.S. Patent Application No. 15/425,381 entitled “PKC Delta Inhibitors for use as Therapeutics” filed 06 February 2017.

●	EP Patent Application No. 13839158.6 “PKC Delta Inhibitors for use as Therapeutics” filed 25 March 2015.

Pursuant to the Licening Agreement, Sapientia agrees that the Patents are the property of FWT and agrees to not challenge their validity or ownership. Sapientia has no rights to the Patents except as expressly contained in the Licensing Agreement. Improvements made by Sapientia during the term of the Licensing Agreement shall be assigned to FWT and included as a part of the Licensing Agreement. The license granted to Sapientia from FWT is exclusive, and Sapientia has an exclusive license to make, use, sell, offer to sell, import, and export the rights afforded under the Patents in the field and in the territory, subject to rights reserved by FWT pursuant to the Licensing Agreement.

68

Cycles

The nature of BriaPro’s business is not seasonal or cyclical.

Economic Dependence

BriaPro does not have a contract upon which its business is substantially dependent.

Changes to Contracts

BriaPro does not anticipate any aspect of its business in the current financial year that would be affected by renegotiation or termination of contracts or sub-contracts.

Environmental Protection

BriaPro does not anticipate any financial or operational effects of environmental protection requirements on the capital expenditures, profit or loss and competitive position in the current financial year or in future years.

Management and Employees

BriaPro will initiate operations with four employees.

Foreign Operations

BriaPro does not have any foreign operations. Several of BriaPro’s contractors are located in other countries and this could present a risk to ongoing operations.

Lending

BriaPro does not have any lending operations.

Market Opportunity

BriaPro is dedicated to the development of novel immunotherapies to fight cancer and improve the lives of patients whose medical needs are currently unmet. The global cancer immunotherapy market is estimated at $115 billion in 2022.3 However, current immunotherapies only work in some cancers, and even then, not in all patients. Recent entries into the cancer immunotherapy field are bi-specific T cell engagers (BITEs). To date, there are two approved BITEs, with many others in development: BLINCYTO® for leukemia and KIMMTRAK® for melanoma. These existing options are limited by the cancer cell targets available. By using AI, BriaPro can rapidly develop novel binding agents that can target more and different types of cancer. Currently, one of BriaPro’s lead drug discovery candidates, Protein Kinase C Delta (PKCδ) Inhibitors, is being developed with AI with the intention of boosting the ability of the body’s own cancer-fighting cells to destroy various types of cancerous tumors. Technology and discovery like this allows BriaPro to also exist and be an early competitor in a market subset of AI-driven drug discovery, a sector that has seen investments triple over the past four years, reaching $24.6 billion in 2022.4

BriaPro expects any products that it develops and commercializes to compete on the basis of, among other things, efficacy, safety, price and the availability of reimbursement from government and other third-party payors. BriaPro’s commercial opportunity is significantly influenced by its ability to obtain regulatory approval for current product candidates or any future product candidate more rapidly than BriaPro’s competitors.

3 “Cancer Immunotherapy Market Size, Share & Trends Analysis Report by Product (Monoclonal Antibodies, Immunomodulators), By Application, By Distribution Channel, By End-use, By Region, And Segment Forecasts, 2023-2030),” https://www.grandviewresearch.com/industry-analysis/cancer-immunotherapy market#:~:text=Report%20Overview,8.7%25%20from%202023%20to%202030.

4 “Who owns drugs developed with AI?” https://bio.news/bios-view/who-owns-ai-developed-drugs-artificial-intelligence-machine-learning.

69

Regulatory Environment

Drug products must be approved by the appropriate governing body before it can be sold in that country or area. The FDA approves products for the United States market and Health Canada approves products for the Canadian market. The European Medicines Agency (“EMA”) approves products for the European Union. While the process by which products are approved by the FDA and Health Canada is very similar, each regulatory body has its own unique requirements for a product. In both cases, the development of a product through to approval can be a lengthy process and, in some cases, can take over ten years. While early studies conducted in one jurisdiction will usually be accepted in the other, further and somewhat modified studies may be required to have a product approved in another jurisdiction.

The process required by the FDA before drug products may be marketed in the United States generally involves the following:

●	completion of extensive preclinical laboratory tests and preclinical animal studies, some performed in

●	accordance with the GLP regulations;

●	submission to the FDA of a pre-investigational new drug (“IND”), which must be reviewed by the FDA and become active before human clinical trials may begin and must be updated annually;

●	approval by an independent review board (“IRB”) or ethics committee representing each clinical site before each clinical trial may be initiated;

●	performance of adequate and well-controlled human clinical trials conducted under Good Clinical Practices (“GCP”) to establish the safety and efficacy of the product candidate for each proposed indication;

●	preparation of and submission to the FDA of an NDA or BLA after completion of all pivotal clinical trials;

●	a determination by the FDA within 60 days of its receipt of an NDA or BLA to file the application for review;

●	potential review of the product application by an FDA advisory committee, where appropriate and if applicable;

●	satisfactory completion of an FDA pre-approval inspection of the manufacturing facilities where the proposed product is produced to assess compliance with cGMP;

●	a potential FDA audit of the preclinical research and clinical trial sites that generated the data in support of the NDA or a Biological License Application (“BLA”); and

●	FDA review and approval of an NDA or BLA prior to any commercial marketing or sale of the product in the United States.

The preclinical research, clinical testing and approval process require substantial time, effort, and financial resources, and SpinCo cannot be certain that any approvals for SpinCo’s product candidates will be granted on a timely basis, if at all. An IND is a request for authorization from the FDA to administer an investigational new drug product to humans in clinical trials. The central focus of an IND submission is on the general investigational plan and the protocol(s) for human clinical trials. The IND also includes results of animal studies assessing the toxicology, pharmacokinetics, pharmacology, and pharmacodynamic characteristics of the product; chemistry, manufacturing, and controls information; and any available human data or literature to support the use of the investigational new drug. An IND must become effective before human clinical trials may begin. An IND will automatically become effective 30 days after receipt by the FDA, unless before that time the FDA raises concerns or questions related to the proposed clinical trials. In such a case, the IND may be placed on clinical hold and the IND sponsor and the FDA must resolve any outstanding concerns or questions before clinical trials can begin. Accordingly, submission of an IND may or may not result in the FDA allowing clinical trials to commence. As drug product programs continue in development, clinical trial protocols, additional preclinical testing results, and manufacturing information is submitted with the IND to facilitate discussions with the FDA and approval of additional clinical trials. See “Risk Factors”.

70

BriaCell Selected Carve-Out Financial Information (SpinCo Assets)

The following table sets out selected audited annual carve-out financial information of BriaCell in respect of the SpinCo Assets as at July 31, 2022 and 2021 and should be considered in conjunction with the more complete information contained in the carve-out balance sheet and carve-out consolidated statement of loss and comprehensive loss appended as Schedule “F” to this Proxy Statement.

	Year Ended July 31, 2022 ($)	Year Ended July 31, 2021 ($)
Total non-current assets	230,339	245,610
Total assets	230,339	245,610
Total liabilities	0	0
SpinCo Shareholders’ equity	230,399	245,610
Total operating loss	146,021	39,845
Loss and comprehensive loss	146,021	39,845

The following table sets out selected interim carve-out financial information of BriaCell in respect of the SpinCo Assets as at April 30, 2023 and July 31, 2022 and should be considered in conjunction with the more complete information contained in the carve-out balance sheet and carve-out consolidated statement of loss and comprehensive loss appended as Schedule “E” and Schedule “F” to this Proxy Statement.

	Nine Months Ended April 30, 2023 ($)	Year Ended July 31, 2022 ($)
Total non-current assets	218,886	230,339
Total assets	218,886	230,339
Total liabilities	0	0
SpinCo Shareholders’ equity	218,886	230,339
Loss and comprehensive loss	429,697	39,845

There are no pro forma adjustments required to be made to the April 30, 2023 carve-out balance sheet of BriaCell in respect of the SpinCo Assets. As such, no additional pro forma financials have been provided.

Description of the SpinCo Shares

The authorized capital of SpinCo consists of an unlimited number SpinCo Shares without par value. Upon completion of the Arrangement, it is anticipated that there will be approximately 49.95 million SpinCo Shares outstanding. Ownership of the SpinCo Shares will initially be split between BriaCell and BriaCell Shareholders.

Pursuant to the articles of SpinCo, the SpinCo Board has the authority to consolidate the SpinCo Shares, which it may use in the future in order to arrive at minimum trading price requirements or a price as may be subsequently determined by the SpinCo Board and which may be acceptable to any exchange in the event of a possible future listing.

Dividend Policy

SpinCo has not paid dividends since its incorporation. SpinCo currently intends to retain all available funds, if any, for use in its business and does not anticipate paying any dividends for the foreseeable future.

Voting and Other Rights

Holders of SpinCo Shares are entitled to one (1) vote per SpinCo Share at all meetings of SpinCo Shareholders, to receive dividends as and when declared by the directors and to receive a pro rata share of the assets of SpinCo available for distribution to holders of SpinCo Shares in the event of liquidation, dissolution or winding up of SpinCo. All SpinCo Shares rank pari passu with each other as to all benefits which might accrue to the holders of SpinCo Shares.

71

Consolidated Capitalization

SpinCo has not completed a financial year. There have not been any material changes in the share and loan capital of SpinCo since the date of incorporation other than the proposed issuance of SpinCo Shares to BriaCell to complete the direct or indirect acquisition of the SpinCo Assets under the Plan of Arrangement. See the audited financial statements of SpinCo as at the date of incorporation on May 15, 2023 appended as Schedule “E” to this Proxy Statement, and the Carve-Out Financial Statements appended as Schedule “F” to this Proxy Statement.

Options and Other Rights to Purchase Shares

The SpinCo Board has adopted the SpinCo Incentive Plan, subject to approval by the BriaCell Shareholders. The purpose of the SpinCo Incentive Plan is to allow SpinCo to issue performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs” and together with the PSUs and RSUs, “Share Units”) and SpinCo Options (together with the Share Units, “Awards”) to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of SpinCo. The granting of such options is intended to align the interests of such persons with that of the shareholders.

Following the closing of the Arrangement and the exchange of BriaCell Options for BriaCell Replacement Options and SpinCo Options under the Plan of Arrangement, BriaCell Replacement Options (and, any new options of BriaCell granted thereafter) will continue to be governed by the BriaCell Omnibus Plan or BriaCell Stock Option Plan, as applicable, based on the original issuance of such BriaCell Options, and SpinCo Options shall be governed by the SpinCo Incentive Plan. The exercise price of the BriaCell Options exchanged will be apportioned between the BriaCell Replacement Options and the SpinCo Options, subject to adjustments as provided for therein.

There are no other immediate plans to grant SpinCo Options under the SpinCo Incentive Plan. As the date hereof, there is no current market for the SpinCo Shares. As such, the market value of the SpinCo Shares underlying the Awards has not been determined.

The full text of the SpinCo Incentive Plan is available for viewing up to the date of the Meeting at BriaCell’s offices at 235 15th Street, Suite 300, West Vancouver, B.C, V7T 2X1 and will also be available for review at the Meeting.

Prior Sales

SpinCo has not issued any shares except for one (1) incorporation SpinCo Share to BriaCell on May 15, 2023 for consideration of C$0.01.

Escrowed Securities and Securities Subject to Contractual Restriction on Transfer

There are no SpinCo Shares currently held in escrow or that are subject to a contractual restriction on transfer.

Resale Restrictions

See “Securities Law Considerations” in this Proxy Statement.

There is currently no market through which the SpinCo Shares may be sold and, unless the SpinCo Shares are listed on a stock exchange, BriaCell Shareholders may not be able to resell the SpinCo Shares. There can be no assurances that SpinCo will obtain such a listing on the TSX, NASDAQ or any other recognized North American stock exchange.

Principal Shareholders

Except as described below, to the knowledge of the directors and executive officers of SpinCo, and based on existing information as of the date hereof, no person or company, upon completion of the Arrangement will, beneficially own, or control or direct, directly or indirectly, voting securities of SpinCo carrying 10.0% or more of the voting rights attached to any class of voting securities of SpinCo, except from BriaCell, who will initially own 66.67% ownership of SpinCo. Upon the completion of the Arrangement, it is expected that the directors and executive officers of SpinCo as a group, will beneficially own, directly or indirectly, or exercise control or direction over an aggregate of approximately 0.10% SpinCo Shares.

72

Directors and Officers

The following table sets forth certain information with respect to each proposed director and executive officer of SpinCo:

Name, Province or State, and Country of Residence and Position(s)(1)(2)	Principal Occupation During Past Five Years(1)	Number of SpinCo Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly, Immediately Following the Completion of the Arrangement(3)	Percentage of SpinCo Shares Issued and Outstanding Immediately Following the Completion of the Arrangement(4)
William V. Williams (5) Havertown, Pennsylvania, USA President and Chief Executive Officer, Director	President, Chief Executive Officer and Director, BriaCell Therapeutics Corp. (2016 – Present).	49,873	0.10%
Gadi Levin (6) Israel Chief Financial Officer	Chief Financial Officer and Corporate Secretary, BriaCell (2016-Present)	936	0.00%
Martin E. Schmieg(7) Palm Beach, Florida, USA Director	Chief Technology and Financial Officer, Clear Intradermal Technologies, Inc. (formerly ClearIt, LLC) (2021-Present); Co-Founder, General Manager and CEO, ClearIt, LLC (2013 – 2021); Founder and General Manager, Soar Ventures (2013 – Present).	191	0.00%
Jane A. Gross (8) Park City, Utah, USA Director	Consultant Executive in Research and Development of Therapeutics for Aptevo Therapeutics Inc. (2021 – Present); Independent Director for aTyr Pharmaceuticals (2019 - Present); Chief Scientific Officer and Senior Vice President, Research and Non-Clinical Development at Aptevo Therapeutics (2016 - 2021); Vice President, Applied Research and Non-Clinical Development at Emergent BioSolutions (2011 - Present); Vice President, Immunology Research at ZymoGenetics (2008 - Present).	-	0.00%

Notes:

(1)	The information as to residence and principal occupation, not being within the knowledge of BriaCell, has been furnished by the respective directors and officers individually.

(2)	Directors serve until the earlier of the next annual general meeting or their resignation.

(3)	The information as to securities beneficially owned or over which a director or officer exercises control or direction, not being within the knowledge of BriaCell, has been furnished by the respective directors and officers individually based on shareholdings in BriaCell as of the date of this Proxy Statement.

(4)	Assuming there are approximately 47,949,973 SpinCo Shares issued and outstanding upon completion of the Arrangement.

(5)	Immediately following the completion of the Arrangement, William Williams is expected to hold an aggregate of 410,572 BriaCell Options, warrants and RSUs that, upon exercise, will be converted into 410,572 SpinCo Shares.

(6)	Immediately following the completion of the Arrangement, Gadi Levin is expected to hold an aggregate of 115,300 BriaCell Options that, upon exercise, will be converted into 115,300 SpinCo Shares.

(7)	Immediately following the completion of the Arrangement, Martin Schmieg is expected to hold an aggregate of 115,000 BriaCell Options that, upon exercise, will be converted into 115,000 SpinCo Shares.

(8)	Immediately following the completion of the Arrangement, Jane Gross is expected to hold an aggregate of 100,000 BriaCell Options that, upon exercise, will be converted into 115,300 SpinCo Shares.

73

Upon the completion of the Arrangement, it is expected that the directors and executive officers of SpinCo as a group, will beneficially own, directly or indirectly, or exercise control or direction over an aggregate of approximately 0.10% SpinCo Shares.

The principal occupations of each of the proposed directors and executive officers of SpinCo within the past five years are disclosed in the table above.

Biographical Information

William V. Williams, President and Chief Executive Officer, Director, is a seasoned biopharmaceutical executive with over 35 years of industry and academic expertise, including significant clinical management in multinational pharmaceutical companies. Dr. Williams has served as President, Chief Executive Officer and Director of the Company since November 1, 2016. Dr. Williams served as Vice President of Exploratory Development at Incyte Corporation from March 2005 through November 2016. There he facilitated entry of over 20 compounds into the clinic, including ruxolitinib (Jakafi), baricitinib (Olumiant), and epacadostat. Dr. Williams held several positions at GlaxoSmithKline Pharmaceuticals, including Director and Head of Clinical Pharmacology, Musculoskeletal, Inflammation, Gastrointestinal and Urology from December 2004 through March 2005; Director and Head of Clinical Pharmacology, Oncology, Musculoskeletal and Inflammation from March 2002 through December 2004; and Head of Experimental Medicine and Vice President of Clinical Pharmacology from December 2000 through March 2002. He has also served as Assistant Professor of Medicine and the Director of Rheumatology Research at the University of Pennsylvania from July 1991 through January 1998. Dr. Williams earned his BSc in Chemistry and Biotechnology from Massachusetts Institute of Technology and Medical Doctorate from Tufts University School of Medicine. We believe that Dr. Williams is qualified to serve as a member of SpinCo’s Board because of his experience as our President and Chief Executive Officer, as well as his depth of academic and biopharmaceutical industry experience.

Gadi Levin, Chief Financial Officer, was appointed Chief Financial Officer and Corporate Secretary of the Company on February 1, 2016. Mr. Levin has also served as Chief Financial Officer and Director of Vaxil Bio Ltd since March 1, 2016, and the Finance Director of Eco (Atlantic) Oil & Gas Ltd. since December 1, 2016. Mr. Levin has over 15 years of experience working with public U.S., Canadian and multi-jurisdictional public companies. Previously, Mr. Levin served as Chief Financial Officer of DarioHeath Corp. from November 2013 through January 2015 and Adira Energy Ltd. from July 2010 to March 2018. Mr. Levin also served as the Vice President of Finance and Chief Financial Officer for two Israeli investment firms specializing in private equity, hedge funds and real estate. Mr. Levin began his CPA career in 1995 at the accounting firm Arthur Andersen, where he worked for nine years, specializing in U.S. listed companies involved in initial public offerings. Mr. Levin has a Bachelor of Commerce degree in Accounting and Information Systems from the University of Cape Town, South Africa, and a post graduate diploma in Accounting from the University of South Africa. He received his Chartered Accountant designation in South Africa and has an MBA from Bar Ilan University in Israel.

Martin E. Schmieg, Director, rejoined the Board on November 24, 2020. Having served as a member of BriaCell’s Board from 2016 to March 2019, Mr. Schmieg is a “C” level executive with a diversified background in the global biotech, med-tech and pharmaceutical industries with 40 years of business experience. Since November 2021, Mr. Schmieg has served as Chief Technology and Financial Officer of Clear Intradermal Technologies, Inc. (formerly ClearIt, LLC). From 2013 to November 2021, Mr. Schmieg served as Co-Founder, General Manager and CEO of ClearIt, LLC, an emerging private technology company based in Massachusetts which is developing the ERASER System for aesthetic and medical skin treatments. He has also served as the Founder and General Manager of Soar Ventures, a strategic advisory services firm, since 2013. Since 2010, Mr. Schmieg has been providing strategic advisory services to the life sciences industry, including engagements with the following companies: NeoStem, Inc. (now Caladrius Biosciences, Inc.), Beckman Coulter Genomics, Calimmune, Inc., Cryoport, Inc., and Sapientia Pharmaceuticals, Inc. In 2006, Mr. Schmieg assumed the position of Chief Executive Officer of Freedom-2, Inc., a venture start-up in novel dermatology applications, which was reverse merged into Nuvilex, Inc., now PharmaCyte, Inc. As a hands-on leader, Mr. Schmieg’s early career focused on accounting and financial management responsibilities, serving as Chief Financial Officer to privately held Advanced Bionics Corporation from 2003 to 2004 and Cytometrics, Inc. from 1992 to 2000, as well as publicly traded Isolagen, Inc. from 2005 to 2006 and Sirna Therapeutics, Inc. from 2004 to 2006. Mr. Schmieg holds a BS from LaSalle University, Philadelphia, PA and is a certified public accountant. We believe that Mr. Schmieg is qualified to serve as a member of SpinCo’s Board due to his extensive experience in the capital markets and pharmaceutical industry.

74

Jane A. Gross, Director, was appointed to the Board on November 1, 2021. Dr. Gross is a highly experienced biotech executive with over 30 years in leading research and development teams from discovery through preclinical evaluation and clinical development of therapeutics for the treatment of cancer and autoimmune and inflammatory diseases. Dr. Gross has served as a consultant executive in research and development for Aptevo Therapeutics Inc. since 2021. Dr. Gross has also served as an independent director for aTyr Pharmaceuticals (NASDAQ: LIFE) since 2019, a biotechnology company developing novel therapeutics for respiratory diseases and multiple cancer indications. Dr. Gross’s experience includes roles such as Chief Scientific Officer and SVP, Research and Non-Clinical Development at Aptevo Therapeutics (NASDAQ: APVO) from 2016 to 2022, during which she led the discovery of novel antibody-based, biospecific protein therapeutics as immunotherapies to treat diseases like cancer. Previously, Dr. Gross served as VP, Applied Research and Non-Clinical Development at Emergent BioSolutions (NYSE: EBS) from 2011 to 2016, during which she successfully introduced a drug to patients from the design stage into the clinic stage. Formerly, as VP, Immunology Research at ZymoGenetics from 2009 to 2010, Dr. Gross discovered and developed 30+ new product candidates, completed partnerships and out-licensing of assets, and helped position ZymoGenetics for a successful acquisition by Bristol Myers Squibb (NYSE: BMY) in 2010. Dr. Gross earned her Ph.D. in Immunology from the University of California, Berkeley and her Post-Doctoral Fellowship from the University of Washington in Immunology. We believe that Dr. Gross is qualified to serve as a member of SpinCo’s Board due to her extensive industry-specific research and business experience, as well as her impressive academic background.

Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions or Individual Bankruptcies, Penalties or Sanctions or Individual Bankruptcies

Other than as disclosed below, to the knowledge of SpinCo, no director or executive officer:

(a)	is, as at the date of this Proxy Statement, or has been, within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including SpinCo) that was the subject, while the director was acting in that capacity as a director, chief executive officer or chief financial officer of such company, of a cease trade or similar order or an order that denied the relevant company access to any exemption under Securities Legislation, that was in effect for a period of more than 30 consecutive days; or

(b)	was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under Securities Legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director ceased to be a director, chief executive officer or chief financial officer but which resulted from an event that occurred while the director was acting in the capacity as director, chief executive officer or chief financial officer of such company; or is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including SpinCo) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)	has, within the ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director;

None of the proposed directors or executive officers (or any of their personal holding companies) has been subject to:

(a)	any penalties or sanctions imposed by a court relating to Securities Legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

75

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

Conflicts of Interest

The common directors and officers of BriaCell and SpinCo are not expected to be subject to any conflicts of interest.

Statement of Executive Compensation

Summary Compensation

SpinCo was incorporated on May 15, 2023 and has not yet completed a financial year. No compensation has been paid to date. In addition, it has no compensatory plan or other arrangements in respect of compensation received or that may be received by its Chief Executive Officer or its Chief Financial Officer in its current financial year.

SpinCo does not currently have any compensation policies or mechanisms in place. The compensation policies are anticipated to be comprised of three components; base salary, bonus compensation and equity participation through the SpinCo Incentive Plan. In addition, Named Executive Officers will be entitled to participate in a benefits program to be implemented by SpinCo. A Named Executive Officer’s base salary will be intended to remunerate the Named Executive Officer for discharging job responsibilities and will reflect the executive’s performance over time. Base salaries are used as a measure to compare to, and remain competitive with, compensation offered by competitors and as the base to determine other elements of compensation and benefits. The stock option component of a NEO’s compensation, which may include a vesting element to ensure retention, will aim to meet the objectives of the compensation program to be implemented, by both motivating the executive towards increasing share value and enabling the executive to share in the future success of SpinCo. Discretionary performance-based bonuses will be considered from time to time to reward those who have achieved exceptional performance and meet the objectives of SpinCo’s compensation program by rewarding pay for performance. Other benefits will not form a significant part of the remuneration package of any of the Named Executive Officers of SpinCo.

Upon completion of the Arrangement, the Named Executive Officers of SpinCo are expected to be William V. Williams (President, CEO and Director) and Gadi Levin (CFO).

The SpinCo Board has adopted the SpinCo Incentive Plan, which plan is also subject to approval by the BriaCell Shareholders. The SpinCo Incentive Plan, once implemented, will allow for the granting of Awards to its officers, employees and directors. The purpose of granting such Awards would be to assist SpinCo in compensating, attracting, retaining and motivating the directors, officers, employees and consultants of SpinCo and to closely align the personal interests of such persons to that of the shareholders of SpinCo. The SpinCo Incentive Plan, once implemented, will be used to provide Awards which will be awarded based on the recommendations of the directors of SpinCo, taking into account the level of responsibility of such person, as well as his or her past impact on or contribution to, and/or his or her ability in future to have an impact on or to contribute to the longer term operating performance of SpinCo. The SpinCo Board will determine the vesting provisions of all Awards.

Other than the SpinCo Options that the Named Executive Officers will receive on completion of the Arrangement by virtue of holding BriaCell Options, SpinCo has not made and has no immediate intention to make any option-based or share-based awards to any of its Named Executive Officers.

Pension Plan Benefits

SpinCo does not have a pension plan that provides for payments or benefits to the Named Executive Officers at, following, or in connection with retirement.

76

Termination of Employment, Change in Responsibilities and Employment Contracts

SpinCo has no employment contracts between it and any of its Named Executive Officers.

Prior to the closing of the Arrangement, SpinCo will enter into the Transition Services Agreement with BriaCell, whereby certain BriaCell employees will assist with the day to day operation of SpinCo. For the short term, SpinCo will continue to rely on BriaCell to assist with operations. This is subject to change, depending on potential future growth of the SpinCo business and obtaining financing for growth.

Defined Benefit or Actuarial Plan Disclosure

SpinCo has no defined benefit or actuarial plans.

Director Compensation

Following completion of the Arrangement, and subject to raising additional capital, SpinCo is expected to adopt a compensation program for directors.

Upon completion of the Arrangement, SpinCo will adopt a compensation program for directors. The objectives of the director compensation program will be to attract, retain and inspire performance of members of the SpinCo Board of a quality and nature that will enhance SpinCo’s growth. The compensation will be intended to provide an appropriate level of remuneration considering the experience, responsibilities, time requirements and accountability of directors. The philosophy, and market comparisons and review with respect to director compensation, will be the same as for the executive compensation programs to be implemented by SpinCo.

The SpinCo Incentive Plan, once implemented, will allow for the granting of Awards to its officers, employees and directors. The purpose of granting such Awards would be to assist SpinCo in compensating, attracting, retaining and motivating the directors of SpinCo and to closely align the personal interests of such persons to that of the shareholders of SpinCo.

No Awards have been granted by SpinCo since the date of its incorporation on May 15, 2023.

Other than the SpinCo Options that the Named Executive Officers will receive on completion of the Arrangement by virtue of holding BriaCell Options, SpinCo has not made and has no immediate intention to make any option-based or share-based awards to any of its Named Executive Officers.

Transition Services Agreement

Prior to closing of the Arrangement, SpinCo will enter into the Transition Services Agreement with BriaCell, whereby certain BriaCell employees will assist with the day to day operation of SpinCo. For the short term, SpinCo will continue to rely on BriaCell to assist with operations. This is subject to change, depending on potential future growth of the SpinCo business and obtaining financing for growth.

The services provided will include: (a) general administrative corporate services, including accounting, tax, finance, legal and regulatory, payroll, corporate human resources and pension management, environmental, health and safety administration, procurement and information technology; (b) credit support services; (c) accounting, administrative and budgeting; and (d) access to BriaCell personnel, BriaCell systems and BriaCell back office support.

As consideration for provision of the services, the SpinCo shall pay to the BriaCell the amount specified for each service. In addition to such amount, in the event that BriaCell or any of its Affiliates incurs reasonable and documented out-of-pocket expenses in connection with the provision of any service, including, without limitation, license fees and payments to third party subcontractors, but excluding payments made to employees of BriaCell or any of its Affiliates pursuant to the Transition Services Agreement (such included expenses, collectively, “Out-of-Pocket Costs”), SpinCo shall reimburse BriaCell for all such Out-of-Pocket Costs in accordance with the invoicing procedures set forth in the Transition Services Agreement.

77

Upon the termination or expiration of any or all services pursuant to the Transition Services Agreement, or upon the termination of the Transition Services Agreement in its entirety, BriaCell shall have no further obligation to provide the applicable terminated services, and SpinCo will have no obligation to pay any future compensation or Out-of-Pocket Costs relating to such services, other than for or in respect of services already provided in accordance with the terms of the Transition Services Agreement and received prior to the effective date of any such termination.

Audit Committee and Corporate Governance

Audit Committee

SpinCo will appoint an audit committee (the “SpinCo Audit Committee”) following the completion of the Arrangement. The members of the SpinCo Audit Committee will be William V. Williams, Martin E. Schmieg and Jane Gross. A majority of the members of the SpinCo Audit Committee will be independent, and each member of the SpinCo Audit Committee to be appointed will have adequate education and experience that is relevant to their performance as an audit committee member and, in particular, the requisite education and experience that have provided the member with the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by SpinCo’s financial statements.

Audit Committee Member	Independent(1)	Financially Literate(1)
William V. Williams		✔
Martin E. Schmieg	✔	✔
Jane Gross	✔	✔

Note:

(1) As such term is defined under applicable Securities Legislation.

It is intended that the SpinCo Audit Committee will establish a practice of approving audit and non-audit services provided by the external auditor. The SpinCo Audit Committee intends to delegate to its chairperson the authority, to be exercised between regularly scheduled meetings of the SpinCo Audit Committee, to preapprove audit and non-audit services provided by the independent auditor. All such pre-approvals would be reported by the chairperson at the meeting of the SpinCo Audit Committee next following the pre-approval.

The charter to be adopted by the SpinCo Audit Committee is expected to be substantially in the form attached to this Proxy Statement of Schedule “I”.

To date, SpinCo has paid no fees to its external auditor.

Reliance on Certain Exemptions

At no time since the incorporation of SpinCo has SpinCo relied on the exemption listed in Item 5 of Form 52-110F2 – Disclosure by Venture Issuers. SpinCo is relying on the exemption in Section 6.1 of NI 52-110.

Corporate Governance

Please refer to Schedule “G” for the required disclosure under National Instrument 58-101 – Disclosure of Corporate Governance Practices for SpinCo.

Promoter

BriaCell took the initiative in SpinCo’s organization and, accordingly, may be considered to be the promoter of SpinCo within the meaning of applicable Securities Legislation. BriaCell will, at the closing of the Arrangement, beneficially own, control or direct 66.67% of SpinCo. During the period from incorporation to and including the closing of the Arrangement, the only material thing of value which BriaCell has or will receive from SpinCo is the SpinCo Shares to be issued to BriaCell in connection for the transfer, directly or indirectly, of the SpinCo Assets to SpinCo, a portion of which SpinCo Shares will be distributed to the BriaCell Shareholders pursuant to the Arrangement.

78

Legal Proceedings

To the best of SpinCo’s knowledge, following due enquiry, SpinCo is not a party to any material legal proceedings and SpinCo is not aware of any such proceedings known to be contemplated.

To the best of SpinCo’s knowledge, following due enquiry, there have been no penalties or sanctions imposed against SpinCo by a court relating to federal, state, provincial and territorial Securities Legislation or by a securities regulatory authority since incorporation, nor have there been any other penalties or sanctions imposed by a court or regulatory body against SpinCo and it has not entered into any settlement agreements before a court relating to provincial and territorial Securities Legislation or with a securities regulatory authority.

Interest of Management and Others in Material Transactions

No director, executive officer or greater than 10.0% shareholder of SpinCo and no associate or affiliate of the foregoing persons has or had any material interest, direct or indirect, in any transaction since incorporation or in any proposed transaction which in either such case has materially affected or will materially affect SpinCo save as described herein.

Auditors

The auditor of SpinCo is MNP LLP.

Registrar and Transfer Agent

The registrar and transfer agent for the SpinCo Shares and the BriaCell Shares is Computershare Investor Services Inc. at its principal offices in Toronto, Ontario, and Computershare Trust Company N.A. at its principal offices in Canton, Massachusetts is the affiliate transfer agent and registrar in the U.S.

Material Contracts

The only agreements or contracts that SpinCo has entered into since its incorporation or will enter into as part of the Arrangement which may be reasonably regarded as being material are as follows:

●	the Arrangement Agreement;

●	Licensing Agreement between Faller & Williams Technology LLC and Sapientia Pharmaceuticals, Inc.; and

●	the Transition Services Agreement.

A copy of any material agreement may be inspected at any time up to the commencement of the Meeting during normal business hours at SpinCo’s offices, located at 235 15th Street, Suite 300, West Vancouver B.C, V7T 2X1 and under BriaCell’s profile on the SEDAR website at www.sedar.com and on EDGAR at www.sec.gov.

Risk Factors

The securities of BriaCell and SpinCo should be considered highly speculative investments and the transactions contemplated herein should be considered of a high-risk nature. BriaCell Shareholders should carefully consider all of the information disclosed in this Proxy Statement prior to voting on the matters being put before them at the Meeting.

79

Arrangement Risk Factors

The completion of the Arrangement is subject to a number of conditions precedent, certain of which are outside the control of BriaCell and SpinCo, including receipt of BriaCell Shareholder approval at the Meeting and receipt of the Final Order. There can be no certainty, nor can BriaCell or SpinCo provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied.

In addition to the other information presented in this Proxy Statement, the following risk factors should be given special consideration:

Nature of the Securities and Regulatory Approval

The trading price of the New BriaCell Shares on the Effective Date may vary from the trading price of the BriaCell Shares as at the date of execution of the Arrangement Agreement, the date of this Proxy Statement and the date of the Meeting and may fluctuate depending on investors’ perceptions of the merits of the Arrangement.

The number of SpinCo Shares being issued in connection with the Arrangement will not change despite decreases or increases in the market price of the BriaCell Shares. Many of the factors that affect the market price of the BriaCell Shares (and, assuming the completion of the Arrangement, the New BriaCell Shares) are beyond the control of BriaCell. These factors include fluctuations in currency exchange rates, changes in the regulatory environment, adverse political developments, prevailing conditions in the capital markets and interest rate fluctuations.

There is no assurance that the Arrangement will be completed.

Financing Risks

If the Arrangement is completed, additional funding will be required to conduct future clinical programs and other business development initiatives within the SpinCo Assets. If SpinCo’s proposed programs are successful, additional funds may also be required for such purposes. The only source of future funds presently available to SpinCo is through the sale of equity capital. There is no assurance that any such funds will be available for operations. Failure to obtain additional financing on a timely basis could cause SpinCo to reduce or terminate its proposed operations.

Proposed Plan of Arrangement not Approved

There is no assurance that the Arrangement can be completed as proposed or without BriaCell Shareholders exercising their Dissent Rights in respect of a substantial number of BriaCell Shares.

If the Arrangement Resolution is not approved by the BriaCell Shareholders or, even if the Arrangement Resolution is approved, as a result of the SpinCo Assets being transferred, directly or indirectly, to SpinCo, an entity separate from BriaCell, the market price of the BriaCell Shares or the New BriaCell Shares, as the case may be, may decline to the extent that the current market price of the BriaCell Shares either reflects a market assumption that the Plan of Arrangement will be completed or reflects the value associated with the SpinCo Assets, as applicable.

Success of Business

There is no assurance that the businesses of BriaCell or SpinCo, after completing the Arrangement, will be successful.

Resale Restrictions

While BriaCell believes that the SpinCo Shares to be distributed to BriaCell Shareholders pursuant to the Arrangement will not be subject to any resale restrictions (save, restrictions applicable to securities held by control persons, restrictions flowing from current restrictions associated with a BriaCell Shareholder’s BriaCell Shares, and restrictions applicable to persons who are “affiliates” (as defined in Rule 144 under the U.S. Securities Act) of SpinCo or BriaCell, as discussed under “U.S. Securities Laws”), each BriaCell Shareholder is urged to obtain appropriate legal advice regarding applicable Securities Legislation

80

Tax Considerations

The transactions contemplated herein may give rise to significant adverse tax consequences to BriaCell Shareholders and each such BriaCell Shareholder is urged to consult his, her or its own tax advisor.

Certain costs related to the Arrangement, such as legal and accounting fees, must be paid by BriaCell even if the Arrangement is not completed.

Unaudited Pro Forma Consolidated Financial Statements of SpinCo are Presented for Illustrative Purposes Only

The unaudited pro forma consolidated financial statements contained in this Proxy Statement are presented for illustrative purposes only as of their respective dates and may not be an indication of the financial condition or results of operations of SpinCo following the Arrangement for several reasons. For example, the unaudited pro forma consolidated financial statements have been derived from the respective historical financial statements of BriaCell and certain adjustments and assumptions made as of the dates indicated therein may not be fully relevant to SpinCo and other adjustments and assumptions have been made to give effect to the Arrangement and the other respective relevant transactions which may not, with the passage of time, turn out to be relevant or correct. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy.

Uninsurable Risks

The businesses of the parties involved in the Arrangement may not be insurable or the insurance may not be purchased due to high cost. Should such liabilities arise, they could reduce or eliminate any future profitability and result in increasing costs and a decline in the value of the common shares of BriaCell and SpinCo and other parties to the Arrangement.

No Certainty that all Conditions Precedent to the Plan of Arrangement will be Satisfied

The completion of the Plan of Arrangement is subject to a number of conditions precedent, certain of which are outside the control of BriaCell, including satisfaction of the conditions precedent to the receipt of the Final Order. There can be no certainty, nor can BriaCell provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied. If the Plan of Arrangement is not completed, the market price of the BriaCell Shares may decline to the extent that the current market price reflects a market assumption that the Plan of Arrangement will be completed.

Risks Associated with the Business of SpinCo

Nature of the Securities and No Assurance of any Listing

SpinCo Shares are not currently, and will not as a result of the Arrangement, be listed on any stock exchange and there is no assurance that the SpinCo Shares will ever be listed on any stock exchange. Even if a listing is obtained in the future, the holding of SpinCo Shares will involve a high degree of risk and should be undertaken only by investors whose financial resources are sufficient to enable them to assume such risks and who have no need for immediate liquidity in their investment. SpinCo Shares should not be held by persons who cannot afford the possibility of the loss of their entire investment. Furthermore, an investment in securities of SpinCo should not constitute a major portion of an investor’s portfolio.

81

Future Sales or Issuances of Securities

SpinCo may issue additional securities to finance future activities. SpinCo cannot predict the size of future issuances of securities or the effect, if any, that future issuances and sales of securities will have on the market price of the SpinCo Shares. Sales or issuances of substantial numbers of SpinCo Shares, or the perception that such sales could occur, may adversely affect prevailing market prices of the SpinCo Shares. With any additional sale or issuance of SpinCo Shares, investors will suffer dilution to their voting power and SpinCo may experience dilution in its earnings per share.

Possible Non-Completion of Arrangement

There is no assurance that the Arrangement will receive regulatory, stock exchange, Court or shareholder approval or will be completed. If the Arrangement is not completed, SpinCo will remain a Subsidiary of BriaCell. If the Arrangement is completed, SpinCo Shareholders (which will include BriaCell and BriaCell Shareholders who receive SpinCo Shares) will be subject to the risk factors described below relating to SpinCo’s business and operations.

Limited Operating History

SpinCo was incorporated on May 15, 2023 and has a limited operating history and no operating revenues. SpinCo is therefore subject to many of the risks common to early-stage enterprises, including under-capitalization, cash shortages, limitations with respect to personnel, financial, and other resources and lack of revenues. There is no assurance that SpinCo will be successful in achieving a return on shareholders’ investment and the likelihood of success must be considered in light of the early stage of operations.

SpinCo has a limited operating history. On consummation of the Arrangement, as a reporting issuer, SpinCo will be subject to reporting requirements under applicable securities law. Compliance with these requirements will result in legal and financial compliance costs, make some activities more difficult, time consuming or costly and increase demand on existing systems and resources. Among other things, SpinCo will be required to file annual, quarterly and current reports with respect to its business and results of operations and maintain effective disclosure controls and procedures and internal controls over financial reporting. In order to maintain and, if required, improve disclosure controls and procedures and internal controls over financial reporting to meet this standard, significant resources and management oversight will be required. As a result, management’s attention may be diverted from other business concerns, which could harm SpinCo’s business and results of operations. SpinCo may need to hire additional employees to comply with these requirements in the future, which would increase its costs and expenses. Management of SpinCo believes that being a reporting issuer will make it more expensive to maintain director and officer liability insurance. This factor could also make it more difficult for SpinCo to retain qualified directors and executive officers. Failure or delay in compliance with reporting requirements under applicable securities law could adversely affect the business, financial condition, liquidity and results of operations of SpinCo and, more specifically, could result in regulatory penalties, market criticism or the imposition of cease trade orders in respect of the SpinCo Shares.

Lack of Supporting Clinical Data

The clinical effectiveness and safety of any of SpinCo’s developmental products is not yet supported by extensive clinical data and the medical community has not yet developed a large body of peer reviewed literature that supports the safety and efficacy of SpinCo’s products. If future studies call into question the safety or efficacy of SpinCo’s products, SpinCo’s business, financial condition, and results of operations could be adversely affected.

Unproven Market for Product Candidates

SpinCo believes that the anticipated market for its potential products and technologies if successfully developed will continue to exist and expand. These assumptions may prove to be incorrect for a variety of reasons, including competition from other products and the degree of commercial viability of the potential product.

Growth of Business

Anticipated growth in all areas of SpinCo’s business is expected to continue to place a significant strain on its managerial, operational and technical resources. SpinCo expects operating expenses and staffing levels to increase in the future. To manage such growth, SpinCo must expand its operational and technical capabilities and manage its employee base while effectively administering multiple relationships with various third parties. There can be no assurance that SpinCo will be able to manage its expanding operations effectively. Any failure to implement cohesive management and operating systems, to add resources on a cost-effective basis or to properly manage SpinCo’s expansion could have a material adverse effect on its business and results of operations.

Reliance on Third Parties

SpinCo does not expect to have any in-house manufacturing, pharmaceutical development or marketing capability. To be successful, a product must be manufactured and packaged in commercial quantities in compliance with regulatory requirements and in reasonable time frames and at accepted costs. SpinCo intends to contract with third parties to develop its products. No assurance can be given that SpinCo or its suppliers will be able to meet the supply requirements in respect of the product development or commercial sales. Production of therapeutic products may require raw materials for which the sources and amount of supply are limited, or may be hindered by quality or scheduling issues in respect of the third party suppliers over which SpinCo has limited control. An inability to obtain adequate supplies of raw materials could significantly delay the development, regulatory approval and marketing of a product. SpinCo has limited in-house personnel to internally manage all aspects of product development, including the management of multi-center clinical trials. SpinCo is significantly reliant on third-party consultants and contractors to provide the requisite advice and management. There can be no assurance that the clinical trials and product development will not encounter delays which could adversely affect prospects for SpinCo’s success. To be successful, an approved product must also be successfully marketed. The market for SpinCo’s product being developed by SpinCo may be large and will require substantial sales and marketing capability. At the present time, SpinCo does not have any internal capability to market pharmaceutical products. SpinCo intends to enter into one or more strategic partnerships or collaborative arrangements with pharmaceutical companies or other companies with marketing and distribution expertise to address this need. If necessary, SpinCo will establish arrangements with various partners for geographical areas. There can be no assurance that SpinCo can market, or can enter into a satisfactory arrangement with a third party to market a product in a manner that would assure its acceptance in the marketplace.

82

However, if a satisfactory arrangement with a third party to market and/or distribute a product is obtained; SpinCo will be dependent on the corporate collaborator(s) who may not devote sufficient time, resources and attention to SpinCo’s programs, which may hinder efforts to market the products. Should SpinCo not establish marketing and distribution strategic partnerships and collaborative arrangements on acceptable terms, and undertake some or all of those functions, SpinCo will require significant additional human and financial resources and expertise to undertake these activities, the availability of which is not guaranteed. SpinCo will rely on third parties for the timely supply of raw materials, equipment, contract manufacturing, and formulation or packaging services. Although SpinCo intends to manage these third-party relationships to ensure continuity and quality, some events beyond SpinCo’s control could result in complete or partial failure of these goods and services. Any such failure could have a material adverse effect on the financial conditions and results of operations of SpinCo. Due to the complexity of the process of developing pharmaceutical products, SpinCo’s business may depend on arrangements with pharmaceutical and biotechnology companies, corporate and academic collaborators, licensors, licensees and others for the research, development, clinical testing, technology rights, manufacturing, marketing and commercialization of its products. Such agreements could obligate SpinCo to diligently bring potential products to market, make milestone payments and royalties that, in some instances, could be substantial, and incur the costs of filing and prosecuting patent applications. There can be no assurance that SpinCo will be able to establish or maintain collaborations that are important to its business on favourable terms, or at all. A number of risks arise from SpinCo’s potential dependence on collaborative agreements with third parties. Product development and commercialization efforts could be adversely affected if any collaborative partner terminates or suspends its agreement with SpinCo, causes delays, fails to on a timely basis develop or manufacture in adequate quantities a substance needed in order to conduct clinical trials, fails to adequately perform clinical trials, determines not to develop, manufacture or commercialize a product to which it has rights, or otherwise fails to meet its contractual obligations. SpinCo’s collaborative partners could pursue other technologies or develop alternative products that could compete with the products SpinCo is developing.

SpinCo is expected to sign Non-Disclosure Agreements (“NDA”) with third parties with which it engages in research and development activities. There is no guarantee that, despite the terms of the NDA which bind third parties, SpinCo will ultimately be able to prevent such third parties from breaching their obligations under the NDA. Use of SpinCo’s confidential information in an unauthorized manner is likely to negatively affect SpinCo.

Pre-Clinical Studies and Initial Clinical Trials Not Necessarily Predictive of Future Results

Pre-clinical tests and Phase I/II clinical trials are primarily designed to test safety, to study pharmacokinetics and pharmacodynamics and to understand the side effects of product candidates at various doses and schedules. Success in pre-clinical and early clinical trials does not ensure that later large-scale efficacy trials will be successful, nor does it predict final results. Favourable results in early trials may not be repeated in later trials. A number of companies in the life sciences industry have suffered significant setbacks in advanced clinical trials, even after positive results in earlier trials. Clinical results are frequently susceptible to varying interpretations that may delay, limit or prevent regulatory approvals. Negative or inconclusive results or adverse medical events during a clinical trial could cause a clinical trial to be delayed, repeated or terminated. Any pre-clinical data and the clinical results obtained for SpinCo’s technology may not predict results from studies in larger numbers of subjects drawn from more diverse populations or in the commercial setting, and also may not predict the ability of SpinCo’s products to achieve their intended goals, or to do so safely.

83

Results of Early Clinical Trials May Not be Predictive of Future Trial Results

SpinCo has limited experience in conducting and managing the clinical trials necessary to obtain regulatory approvals, including the United States Food and Drug Administration (“FDA”) approval. Clinical trials are expensive and complex, can take many years and have uncertain outcomes. SpinCo cannot predict whether it or its licensees will encounter problems with any of the completed, ongoing or planned clinical trials that will cause it or its licensees or regulatory authorities to delay or suspend clinical trials, or delay the analysis of data from completed or ongoing clinical trials. SpinCo estimates that clinical trials of their most advanced therapeutic candidates will continue for several years, but they may take significantly longer to complete. Failure can occur at any stage of the testing and SpinCo may experience numerous unforeseen events during, or as a result of, the clinical trial process that could delay or prevent commercialization of their current or future therapeutic candidates, including but not limited to: delays in securing clinical investigators or trial sites for the clinical trials; delays in obtaining institutional review board and other regulatory approvals to commence a clinical trial; slower than anticipated patient recruitment and enrollment; negative or inconclusive results from clinical trials; unforeseen safety issues; uncertain dosing issues; an inability to monitor patients adequately during or after treatment; and problems with investigator or patient compliance with the trial protocols. A number of companies in the pharmaceutical and biotechnology industries, including those with greater resources and experience than SpinCo, have suffered significant setbacks in advanced clinical trials, even after seeing promising results in earlier clinical trials. Despite the results reported in earlier clinical trials for SpinCo’s therapeutic candidates, SpinCo does not know whether any phase 3 or other clinical trials that SpinCo or its licensees may conduct will demonstrate adequate efficacy and safety to result in regulatory approval to market SpinCo’s therapeutic candidates. If later-stage clinical trials of any therapeutic candidate do not produce favourable results, SpinCo’s ability to obtain regulatory approval for the therapeutic candidate may be adversely impacted, which will have a material adverse effect on SpinCo’s business, financial condition and results of operations.

Inability to Obtain Raw Materials

Raw materials and supplies are generally available in quantities to meet the needs of SpinCo’s business. SpinCo will be dependent on third-party manufacturers for the pharmaceutical products that it markets An inability to obtain raw materials or product supply could have a material adverse impact on SpinCo’s business, financial condition and results of operations.

Must Obtain Additional Capital to Continue Operations

SpinCo anticipates that additional capital will be required to complete its current research and development programs. It is anticipated that future research, additional pre-clinical and toxicology studies and manufacturing initiatives, including to prepare for market approval and successful product market launch, will require additional funds. Further financing may dilute the current holdings of shareholders and may thereby result in a loss for the shareholders. There can be no assurance that SpinCo will be able to obtain adequate financing, or financing on terms that are reasonable or acceptable for these or other purposes, or to fulfill SpinCo’s obligations under various license agreements. Failure to obtain such additional financing could result in delay or indefinite postponement of further research and development of SpinCo’s technologies with the possible loss of license rights to these technologies.

Highly Dependent on Key Personnel.

Although SpinCo is expected to have experienced senior management and personnel, SpinCo will be substantially dependent upon the services of a few key personnel, particularly Dr. William V. Williams, Dr. Giuseppe Del Priore, Dr. Miguel Lopez-Lago and other professionals for the successful operation of its business. The loss of the services of any of these personnel could have a material adverse effect on the business of SpinCo. SpinCo may not be able to attract and retain personnel on acceptable terms given the intense competition for such personnel among high technology enterprises, including biotechnology and healthcare companies, universities and non-profit research institutions. If SpinCo loses any of these persons, or is unable to attract and retain qualified personnel, SpinCo’s business, financial condition and results of operations may be materially and adversely affected. SpinCo’s directors and officers and other BriaCell personnel support made available pursuant to the Transition Services Agreement may be subject to competing commitments to BriaCell and its research and development programs.

84

Conflicts of Interest

Certain directors and officers of SpinCo are, and may continue to be, involved in the health and biotechnology industries through their direct and indirect participation in corporations, partnerships or joint ventures which are potential competitors of SpinCo, including BriaCell. Situations may arise in connection with potential acquisitions in investments where the other interests of these directors and officers may conflict with the interests of SpinCo. Directors and officers of SpinCo with conflicts of interest will be subject to the procedures set out in applicable corporate and Securities Legislation, regulation, rules and policies.

No History of Earnings

SpinCo has no history of earnings or of a return on investment, and there is no assurance that SpinCo Assets or any other asset or business that SpinCo may acquire or undertake will generate earnings, operate profitably or provide a return on investment in the future. SpinCo has no plans to pay dividends for some time in the future, if ever. The future dividend policy of SpinCo will be determined by the SpinCo Board.

Risks Related to Regulatory Changes

Existing and proposed changes in the laws and regulations affecting public companies may cause SpinCo to incur increased costs as SpinCo evaluates the implications of new rules and responds to new requirements. Failure to comply with new rules and regulations could result in enforcement actions or the assessment of other penalties. New laws and regulations could make it more difficult to obtain certain types of insurance, including director’s and officer’s liability insurance, and SpinCo may be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage, to the extent that such coverage remains available.

The impact of these events could also make it more difficult for SpinCo to attract and retain qualified persons to serve on the Board, or as executive officers. SpinCo may be required to hire additional personnel and utilize additional outside legal, accounting and advisory services, all of which could cause the SpinCo’s general and administrative costs to increase beyond what SpinCo currently has planned. Although SpinCo will evaluate and monitor developments with respect to new rules and laws, SpinCo cannot predict or estimate the amount of the additional costs SpinCo may incur or the timing of such costs with respect to such evaluations and/or compliance and cannot provide assurances that such additional costs will render SpinCo compliant with such new rules and laws.

Dilution

Issuances of additional securities including, but not limited to, SpinCo Shares, SpinCo Options or some form of convertible debentures, will result in a substantial dilution of the equity interests of any persons who may become SpinCo Shareholders as a result of or subsequent to the Arrangement.

No Independent Operating History

The SpinCo Assets have no operating history independent from BriaCell, and estimates of future cash flows have been based upon the combined operations of SpinCo and BriaCell. There can be no assurance that the estimates of future cash flows will prove to be accurate once SpinCo begins operating independently.

Early Stage Development Company

Market perception of early stage companies may change, potentially affecting the value of investors’ holdings and the ability of SpinCo to raise further funds through the issue of further SpinCo Shares or otherwise. SpinCo is developing novel technologies that may not be efficacious or safe. SpinCo expects to spend a significant amount of capital to fund research and development. As a result, SpinCo expects that its operating expenses will increase significantly and, consequently, it will need to generate significant revenues to become profitable. Even if SpinCo does become profitable, it may not be able to sustain or increase profitability on a quarterly or annual basis. SpinCo cannot predict when, if ever, it will be profitable. There can be no assurances that the intellectual property of SpinCo, or other technologies it may acquire, will meet applicable regulatory standards, obtain required regulatory approvals, be capable of being produced in commercial quantities at reasonable costs, or be successfully marketed. SpinCo will be undertaking additional laboratory studies or trials with respect to the intellectual property of SpinCo, and there can be no assurance that the results from such studies or trials will result in a commercially viable product or will not identify unwanted side effects.

85

Dividend Policy

No dividends on SpinCo Shares have been paid by SpinCo to date. SpinCo anticipates that it will retain all earnings and other cash resources for the foreseeable future for the operation and development of its business. Payment of any future dividends will be at the discretion of the SpinCo Board after taking into account many factors, including SpinCo’s operating results, financial condition and current and anticipated cash needs.

Government Regulations, Permits and Licenses

SpinCo’s operations may be subject to governmental laws or regulations promulgated by various legislatures or governmental agencies from time to time. A breach of such legislation may result in the imposition of fines and penalties. The cost of compliance with changes in governmental regulations has the potential to reduce the profitability of operations. SpinCo intends to fully comply with all governmental laws and regulations. While there are currently no indications that SpinCo will require approval by a governmental or regulatory authority in Canada or the U.S., such approvals may ultimately be required. If any permits are required for SpinCo’s operations and activities in the future, there can be no assurance that such permits will be obtainable on reasonable terms or on a timely basis, or that applicable laws and regulations will not have an adverse effect on SpinCo’s business.

The current and future operations of SpinCo are and will be governed by laws and regulations governing the healthcare industry, labour standards, occupational health and safety, land use, environmental protection, and other matters. Amendments to current laws, regulations and permits governing operations, or more stringent implementation thereof, could have a material adverse impact on SpinCo and cause increases in capital expenditures or costs, or reduction in levels of its medical services.

Privacy and Data Regulation

SpinCo may be subject to federal, state and provincial data protection laws and regulations in the jurisdictions in which it operates, such as laws and regulations that address privacy and data security. SpinCo may obtain health information from third parties, which are subject to privacy and security requirements under applicable laws. Depending on the facts and circumstances, SpinCo could be subject to significant civil, criminal, and administrative penalties if it obtains, uses, or discloses individually identifiable health information maintained by entities covered by applicable health and data protection laws in a manner that is not authorized or permitted by such laws.

Compliance with privacy and data protection laws and regulations could require SpinCo to contractually restrict its ability to collect, use and disclose data, or in some cases, impact its ability to operate in certain jurisdictions. Failure to comply with these laws and regulations could result in civil, criminal and administrative penalties, private litigation, or adverse publicity and could negatively affect SpinCo’s operating results and business. Moreover, clinical trial subjects, employees and other individuals may limit our ability to collect, use and disclose information collected. Claims that SpinCo has violated privacy rights, failed to comply with data protection laws, or otherwise breached obligations, could be expensive and time-consuming to defend and could result in adverse publicity that could harm SpinCo’s business.

Data Security

SpinCo and its customers could suffer harm if personal and health information were accessed by third parties due to a system security failure. The collection of data requires SpinCo to receive and store a large amount of personally identifiable data. Recently, data security breaches suffered by well-known companies and institutions have attracted a substantial amount of media attention, prompting legislative proposals addressing data privacy and security. SpinCo may become exposed to potential liabilities with respect to the data that it collects, manages and processes, and may incur legal costs if information security policies and procedures are not effective or if SpinCo is required to defend its methods of collection, processing and storage of personal data. Future investigations, lawsuits or adverse publicity relating to its methods of handling such information could have a material adverse effect on SpinCo’s business, financial condition and results of operations due to the costs and negative market reaction relating to such developments.

86

Product Liability

As SpinCo’s drug candidates enter clinical trials, SpinCo will face an inherent risk of product liability suits and will face an even greater risk if SpinCo obtains approval to commercialize any drugs. For example, SpinCo may be sued if its drug candidates cause or are perceived to cause injury or are found to be otherwise unsuitable during clinical testing, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the drug, negligence, strict liability or a breach of warranties. Claims could also be asserted under state consumer protection acts. If SpinCo cannot successfully defend itself against product liability claims, SpinCo may incur substantial liabilities or be required to limit commercialization of SpinCo’s drug candidates. Even successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in: decreased demand for SpinCo’s drugs; injury to SpinCo’s reputation; withdrawal of clinical trial participants and inability to continue clinical trials; initiation of investigations by regulators; costs to defend the related litigation; diversion of management’s time and SpinCo’s resources; substantial monetary awards to trial participants or patients; product recalls, withdrawals or labeling, marketing or promotional restrictions; loss of revenue; exhaustion of any available insurance and SpinCo’s capital resources; the inability to commercialize any drug candidate; and a decline in the price of SpinCo Shares.

SpinCo shall seek to obtain the appropriate insurance once its candidates are ready for clinical trial. However, SpinCo’s inability to obtain sufficient product liability insurance at an acceptable cost to protect against potential product liability claims could prevent or inhibit the commercialization of drugs SpinCo develops, alone or with collaborators. SpinCo does not currently have in place product liability insurance and although SpinCo plans to have in place such insurance as and when the products are ready for commercialization, as well as insurance covering clinical trials, the amount of such insurance coverage may not be adequate, SpinCo may be unable to maintain such insurance, or may not be able to obtain additional or replacement insurance at a reasonable cost, if at all. SpinCo’s insurance policies may also have various exclusions, and may be subject to a product liability claim for which SpinCo has no coverage. SpinCo may have to pay any amounts awarded by a court or negotiated in a settlement that exceed SpinCo’s coverage limitations or that are not covered by SpinCo’s insurance, and may not have, or be able to obtain, sufficient capital to pay such amounts. Even if SpinCo’s agreements with any future corporate collaborators entitle SpinCo to indemnification against losses, such indemnification may not be available or adequate should any claim arise.

Additionally, SpinCo may be sued if the products that SpinCo commercialize, market or sell cause or are perceived to cause injury or are found to be otherwise unsuitable, and may result in: decreased demand for those products; damage to SpinCo’s reputation; costs incurred related to product recalls; limiting SpinCo’s opportunities to enter into future commercial partnerships; and a decline in the price of SpinCo’s common shares.

Third Party License Risk

SpinCo’s intellectual property is currently under third-party licenses and may require additional third-party licenses to effectively develop and manufacture its key products or future technologies. SpinCo is currently unable to predict the availability or cost of such licenses. A substantial number of patents have already been issued to other biotechnology and pharmaceutical companies. To the extent that valid third-party patent rights cover SpinCo’s products or services, SpinCo or its strategic collaborators would be required to seek licenses from the holders of these patents in order to manufacture, use or sell these products and services, and payments under them would reduce SpinCo’s profits from these products and services. SpinCo is currently unable to predict the extent to which it may wish or be required to acquire rights under such patents, the availability and cost of acquiring such rights, and whether a license to such patents will be available on acceptable terms or at all. There may be patents in the U.S. or in foreign countries or patents issued in the future that are unavailable to license on acceptable terms. SpinCo’s inability to obtain such licenses may hinder or eliminate an ability to manufacture and market products.

87

Failure to Comply with Intellectual Property or License Agreements

SpinCo is or may become a party to third-party agreements under which SpinCo grants or is granted rights to intellectual property that are potentially important to SpinCo’s business and SpinCo expect that SpinCo may need to enter into additional license or collaboration agreements in the future. SpinCo’s existing third party agreements impose, and SpinCo expect that future license agreements will impose, various obligations related to, among other things, therapeutic development and payment of royalties and fees based on achieving certain milestones. In addition, under several of SpinCo’s collaboration agreements, SpinCo are prohibited from developing and commercializing therapies that would compete with the therapies licensed under such agreements.

If SpinCo fails to comply with SpinCo’s obligations under these agreements, SpinCo’s licensor or collaboration partner may have the right to terminate the agreement, including any licenses included in such agreement. The termination of any license or collaboration agreements or failure to adequately protect such license agreements or collaboration could prevent SpinCo from commercializing SpinCo’s therapeutic candidates or any future therapeutic candidates covered by the agreement or licensed intellectual property. For example, SpinCo may rely on license agreements which grant failure SpinCo rights to certain intellectual property and proprietary materials that SpinCo use in connection with the development of SpinCo’s therapies. If this agreement were to terminate, SpinCo would be unable to timely license similar intellectual property and proprietary materials from an alternate source, on commercially reasonable terms or at all, and may be required to conduct additional bridging studies on SpinCo’s therapeutic candidates or any future therapeutic candidates, which could delay or otherwise have a material adverse effect on the development and commercialization of SpinCo’s therapeutic candidates or any future therapeutic candidates.

Reliance on the Transition Services Agreement

SpinCo will enter into a Transition Services Agreement with BriaCell, whereby certain BriaCell employees will assist with the day to day operation of SpinCo. In the short term, SpinCo will continue to rely on BriaCell to assist with operations. If such agreement is found to be invalid or unenforceable or is terminated by the counterparty, this could have a material adverse effect on the business, prospects, financial condition and operating results of SpinCo.

Significant Majority Shareholder

BriaCell owns a substantial number of the outstanding SpinCo Shares (on a non-diluted and partially-diluted basis). As such, BriaCell is able to exercise influence over matters requiring shareholder approval, including the election of directors and the determination of corporate actions. As well, these BriaCell could delay or prevent a change in control of the SpinCo that could otherwise be beneficial to the SpinCo Shareholders.

Inflation

Inflation has the potential to adversely affect SpinCo’s business, results of operations, financial position and liquidity by increasing SpinCo’s overall cost structure, particularly if SpinCo is unable to achieve commensurate increases in the prices it charges customers. The existence of inflation in the economy has the potential to result in higher interest rates and capital costs, supply shortages, increased costs of labor and other similar effects. As a result of inflation, SpinCo may experience increases in the costs of labor, materials, and other inputs, such as engineering consultants. Although SpinCo may take measures to mitigate the impact of this inflation, if these measures are not effective SpinCo’s business, results of operations, financial position and liquidity could be materially adversely affected. Even if such measures are effective, there could be a difference between the timing of when these beneficial actions impact SpinCo’s results of operations and when the cost of inflation is incurred.

88

Internal Controls

SpinCo will incur expenses and, to an extent, diversion of its management’s time in its efforts to implement and maintain internal controls over financial reporting. Effective internal controls over financial reporting are necessary for SpinCo to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause SpinCo to fail to meet its reporting obligations. Inferior internal controls could also cause investors to lose confidence in SpinCo’s reported financial information, which could have a negative effect on the value of the SpinCo Shares. SpinCo does not expect that its internal controls over financial reporting will prevent all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Government Price Controls and Other Restrictions on Pricing, Reimbursement and Access to Drugs

To the extent SpinCo’s products are developed, commercialized, and successfully introduced to market, they may not be considered cost-effective and third-party or government reimbursement might not be available or sufficient. Globally, governmental and other third-party payors are becoming increasingly aggressive in attempting to contain health care costs by strictly controlling, directly or indirectly, pricing and reimbursement and, in some cases, limiting or denying coverage altogether on the basis of a variety of justifications, and SpinCo expects pressures on pricing and reimbursement from both governments and private payors inside and outside the U.S. to continue. In the U.S., SpinCo may in the future be subject to substantial pricing, reimbursement, and access pressures from state Medicaid programs, private insurance programs and pharmacy benefit managers, and implementation of U.S. health care reform legislation is increasing these pricing pressures. The Affordable Care Act instituted comprehensive health care reform, and includes provisions that, among other things, reduce and/or limit Medicare reimbursement, require all individuals to have health insurance (with limited exceptions), and impose new and/or increased taxes. The future of the Affordable Care Act and its constituent parts are uncertain at this time. In almost all markets, pricing and choice of prescription pharmaceuticals are subject to governmental control. Therefore, the price of SpinCo’s products and their reimbursement in Europe and in other countries is and will be determined by national regulatory authorities. Reimbursement decisions from one or more of the European markets may impact reimbursement decisions in other European markets. A variety of factors are considered in making reimbursement decisions, including whether there is sufficient evidence to show that treatment with the product is more effective than current treatments, that the product represents good value for money for the health service it provides, and that treatment with the product works at least as well as currently available treatments. The continuing efforts of government and insurance companies, health maintenance organizations, and other payors of health care costs to contain or reduce costs of health care may affect SpinCo’s future revenues and profitability or those of SpinCo’s potential customers, suppliers, and collaborative partners, as well as the availability of capital.

U.S. Federal and State Privacy Laws May Increase Costs of Operation and Expose SpinCo to Civil and Criminal Sanctions

Pursuant to the Health Insurance Portability and Accountability Act (“HIPPA”), and the regulations that have been issued under it, and similar laws outside the United States, contains substantial restrictions and requirements with respect to the use and disclosure of individuals’ protected health information. The HIPAA privacy rules prohibit “covered entities,” such as healthcare providers and health plans, from using or disclosing an individual’s protected health information, unless the use or disclosure is authorized by the individual or is specifically required or permitted under the privacy rules. Under the HIPAA security rules, covered entities must establish administrative, physical and technical safeguards to protect the confidentiality, integrity and availability of electronic protected health information maintained or transmitted by them or by others on their behalf. While SpinCo does not believe that it will be a covered entity under HIPAA, SpinCo believes many of its potential future customers will be covered entities subject to HIPAA. Such customers may require SpinCo to enter into business associate agreements, which will obligate SpinCo to safeguard certain health information obtained in the course of SpinCo’s relationship with them, restrict the manner in which SpinCo may use and disclose such information and impose liability on SpinCo for failure to meet contractual obligations.

89

In addition, under the Health Information Technology for Economic and Clinical Health Act (“HITECH”), which was signed into law as part of the U.S. stimulus package in February 2009, certain of HIPAA’s privacy and security requirements are now also directly applicable to “business associates” of covered entities and subject them to direct governmental enforcement for failure to comply with these requirements. SpinCo may be deemed as a “business associate” of some of its customers. As a result, SpinCo may be subject as a “business associate” to civil and criminal penalties for failure to comply with applicable privacy and security rule requirements. Moreover, HITECH created a new requirement obligating “business associates” to report any breach of unsecured, individually identifiable health information to their covered entity customers and imposes penalties for failing to do so.

In addition to HIPAA, most U.S. states have enacted patient confidentiality laws that protect against the disclosure of confidential medical information, and many U.S. states have adopted or are considering adopting further legislation in this area, including privacy safeguards, security standards, and data security breach notification requirements. These U.S. state laws, which may be even more stringent than the HIPAA requirements, are not supplanted by the federal requirements, and SpinCo is therefore required to comply with them to the extent they are applicable to its operations. These and other possible changes to HIPAA or other U.S. federal or state laws or regulations, or comparable laws and regulations in countries where SpinCo conducts business, could affect SpinCo’s business and the costs of compliance could be significant. Failure by SpinCo to comply with any of the standards regarding patient privacy, identity theft prevention and detection, and data security may subject SpinCo to penalties, including civil monetary penalties and in some circumstances, criminal penalties. In addition, such failure may damage SpinCo’s reputation and adversely affect SpinCo’s ability to retain customers and attract new customers. The protection of personal data, particularly patient data, is subject to strict laws and regulations in many countries. The collection and use of personal health data in the E.U. is governed by the provisions of Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the “Data Protection Directive”). The Data Protection Directive imposes a number of requirements, including an obligation to seek the consent of individuals to whom the personal data relates, the information that must be provided to the individuals, notification of data processing obligations to the competent national data protection authorities of individual E.U. member states and the security and confidentiality of the personal data. The Data Protection Directive also imposes strict rules on the transfer of personal data out of the E.U. to the U.S. Failure to comply with the requirements of the Data Protection Directive and the related national data protection laws of the E.U. member states may result in fines and other administrative penalties and harm SpinCo’s business. SpinCo may incur extensive costs in ensuring compliance with these laws and regulations, particularly if it is considered to be a data controller within the meaning of the Data Protection Directive.

Development, Formulation, Manufacturing, Packaging, Labeling, Handling, Distribution, Import, Export, Licensing, Sale and Storage of Pharmaceuticals and Medical Devices

Such laws, regulations and other constraints can exist at the federal, provincial or local levels in Canada and at all levels of government in foreign jurisdictions. There can be no assurance that SpinCo and SpinCo’s partners are in compliance with all of these laws, regulations and other constraints. SpinCo and its partners may be required to incur significant costs to comply with such laws and regulations in the future, and such laws and regulations may have an adverse effect on the business. The failure of SpinCo or its partners to comply with current or future regulatory requirements could lead to the imposition of significant penalties or claims and may have a material adverse effect on the business. In addition, the adoption of new laws, regulations or other constraints or changes in the interpretations of such requirements might result in significant compliance costs or lead SpinCo and its partners to discontinue product development and could have an adverse effect on the business.

90

Risks Associated with SpinCo’s Intellectual Property

Intellectual Property Litigation

There is a substantial amount of litigation over patent and other intellectual property rights in the biotechnology industry. Whether or not a product infringes a patent involves complex legal and factual considerations, the determination of which is often uncertain. SpinCo’s management is presently unaware of any other parties’ patents and proprietary rights which SpinCo’s products under development would infringe. Searches typically performed to identify potentially infringed patents of third parties are often not conclusive and, because patent applications can take many years to issue, there may be applications now pending, which may later result in issued patents which SpinCo’s current or future products may infringe or be alleged to infringe. In addition, SpinCo’s competitors or other parties may assert that SpinCo’s product candidates and the methods employed may be covered by patents held by them. If any of SpinCo’s products infringes a valid patent, SpinCo could be prevented from manufacturing or selling such product unless it is able to obtain a license or able to redesign the product in such a manner as to avoid infringement. A license may not always be available or may require SpinCo to pay substantial royalties. SpinCo also may not be successful in any attempt to redesign its product to avoid infringement, nor does a later redesign protect SpinCo from prior infringement. Infringement and other intellectual property claims, with or without merit, can be expensive and time-consuming to litigate and can divert SpinCo’s management’s attention from operating SpinCo business.

Steps Taken to Protect Intellectual Property May be Inadequate

SpinCo’s ability to establish and maintain a competitive position may be achieved in part by prosecuting claims against others who it believes to be infringing its rights. In addition, enforcement of SpinCo’s patents in foreign jurisdictions will depend on the legal procedures in those jurisdictions. In addition to filing patent applications, SpinCo relies on confidentiality, non-compete, non-disclosure and assignment of inventions provisions, as appropriate, in SpinCo’s agreements with employees, consultants, and service providers, to protect and otherwise seek to control access to, and distribution of, SpinCo’s proprietary information. These measures may not be adequate to protect SpinCo’s intellectual property from unauthorized disclosure, third-party infringement or misappropriation, for the following reasons: the agreements may be breached, may not provide the scope of protection SpinCo believes it provides or may be determined to be unenforceable; SpinCo may have inadequate remedies for any breach; proprietary information could be disclosed to SpinCo competitors; or others may independently develop substantially equivalent or superior proprietary information and techniques or otherwise gain access to SpinCo’s trade secrets or disclose such technologies.

Specifically, with respect to non-compete agreements, both state law and precedent varies greatly from state to state and SpinCo may be unable to enforce these agreements, in whole or in part, and it may be difficult for SpinCo to restrict its competitors from gaining the expertise that its former employees gained while working for SpinCo. If SpinCo’s intellectual property is disclosed or misappropriated, it could harm SpinCo’s ability to protect its rights and could have a material adverse effect on its business, financial condition and results of operations.

91

Need to Initiate Lawsuits to Protect or Enforce Patents and Other Intellectual Property Rights

SpinCo relied on patents, confidentiality and trade secrets to protect a portion of its intellectual property and competitive position. Patent law relating to the scope of claims in the technology fields in which SpinCo operates is still evolving and, consequently, patent positions in the biotechnology/pharmaceutical industry can be uncertain. In order to protect or enforce SpinCo’s patent rights, SpinCo may initiate patent and related litigation against third parties, such as infringement suits or requests for injunctive relief. SpinCo’s ability to establish and maintain a competitive position may be achieved in part by prosecuting claims against others who it believes to be infringing its rights. In addition, enforcement of SpinCo’s patents in foreign jurisdictions will depend on the legal procedures in those jurisdictions. Any lawsuits that SpinCo initiates could be expensive, take significant time and divert SpinCo’s management’s attention from other business concerns and the outcome of litigation to enforce SpinCo’s intellectual property rights in patents, copyrights, trade secrets or trademarks is highly unpredictable. Litigation also puts SpinCo’s patents at risk of being invalidated or interpreted narrowly and SpinCo’s patent applications at risk of not issuing, or adversely affect its ability to distribute any products that are subject to such litigation. In addition, SpinCo may provoke third parties to assert claims against SpinCo. SpinCo may not prevail in any lawsuits that it initiates, and the damages or other remedies awarded, including attorney fees, if any, may not be commercially valuable. The occurrence of any of these events could have a material adverse effect on SpinCo’s business, financial condition and results of operations.

Damage Resulting from Claims

Many of SpinCo’s employees and contractors were previously employed at universities or other biotechnology or pharmaceutical companies, including SpinCo’s competitors or potential competitors. Although no claims against SpinCo are currently pending, SpinCo may be subject to claims that SpinCo or any employee or contractor have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of his or her former employers. Litigation may be necessary to defend against these claims. If SpinCo fails in defending such claims, in addition to paying monetary damages, SpinCo may lose valuable intellectual property rights or personnel. A loss of key research personnel or their work product could hamper or prevent SpinCo’s ability to commercialize certain therapeutic candidates, which could severely harm SpinCo’s business, financial condition and results of operations. Even if SpinCo is successful in defending against these claims, litigation could result in substantial costs and be a distraction to management.

Regulatory Approval of a New Drug

Once a new drug application is approved, the product covered thereby becomes a “reference listed drug” in the FDA’s publication, “Approved Drug Products with Therapeutic Equivalence Evaluations,” commonly known as the Orange Book. Manufacturers may seek approval of generic versions of reference listed drugs through submission of abbreviated new drug applications in the United States. In support of an abbreviated new drug applications, a generic manufacturer need not conduct clinical trials. Rather, the applicant generally must show that its product has the same active ingredient(s), dosage form, strength, route of administration and conditions of use or labeling as the reference listed drug and that the generic version is bioequivalent to the reference listed drug, meaning it is absorbed in the body at the same rate and to the same extent. Generic products may be significantly less costly to bring to market than the reference listed drug and companies that produce generic products are generally able to offer them at lower prices. Thus, following the introduction of a generic drug, a significant percentage of the sales of any branded product or reference listed drug is typically lost to the generic product. The FDA may not approve abbreviated new drug applications for a generic product until any applicable period of non-patent exclusivity for the reference listed drug has expired. The United States Federal Food, Drug, and Cosmetic Act provides a period of five years of non-patent exclusivity for a new drug containing a new chemical entity (“NCE”). Specifically, in cases where such exclusivity has been granted, abbreviated new drug applications may not be submitted to the FDA until the expiration of five years, unless the submission is accompanied by a Paragraph IV certification that a patent covering the reference listed drug is either invalid or will not be infringed by the generic product, in which case the applicant may submit its application four years following approval of the reference listed drug. While SpinCo believes that its products contain active ingredients that would be treated as NCEs by the FDA and, therefore, if approved, should be afforded five years of data exclusivity, the FDA may disagree with that conclusion and may approve generic products after a period that is less than five years. If the FDA were to award NCE exclusivity to someone other than SpinCo, SpinCo believes that it would still be awarded three year “Other” exclusivity protection from generic competition, which is awarded when an application or supplement contains reports of new clinical investigations (not bioavailability studies) conducted or sponsored by an applicant and essential for approval. Manufacturers may seek to launch these generic products following the expiration of the applicable marketing exclusivity period, even if SpinCo still has patent protection for its product. If SpinCo does not maintain patent protection and data exclusivity for its product candidates, SpinCo’s business may be materially harmed. Competition that SpinCo’s products may face from generic versions of SpinCo’s products could materially and adversely impact SpinCo’s future revenue, profitability and cash flows and substantially limit SpinCo’s ability to obtain a return on the investments SpinCo has made in those product candidates.

92

Patent Terms may be Inadequate to protect Competitive Position on Product Candidates for an Adequate Amount of Time

Patents have a limited lifespan. In the United States, if all maintenance fees are timely paid, the natural expiration of a patent is generally 20 years from its earliest United States non-provisional filing date. Various extensions may be available, but the life of a patent, and the protection it affords, is limited. Even if patents covering SpinCo’s product candidates are obtained, once the patent life has expired, SpinCo may be open to competition from competitive products, including generics or biosimilars. Given the amount of time required for the development, testing, and regulatory review of new product candidates, patents protecting such candidates might expire before or shortly after such candidates are commercialized. As a result, SpinCo’s owned and licensed patent portfolio may not provide SpinCo with sufficient rights to exclude others from commercializing products similar or identical to SpinCo’s.

General Risk Factors for BriaCell and SpinCo

BriaCell’s and SpinCo’s Operations are Subject to Human Error

Despite efforts to attract and retain qualified personnel, as well as the retention of qualified consultants, to manage BriaCell’s and SpinCo’s interests, and even when those efforts are successful, people are fallible and human error could result in significant uninsured losses to BriaCell or SpinCo. These could include loss or forfeiture of assets for non-payment of fees or taxes, significant tax liabilities in connection with any tax planning effort BriaCell or SpinCo might undertake and legal claims for errors or mistakes by BriaCell or SpinCo personnel.

Difficulty in Enforcing Judgments and Effecting Service of Process on Directors and Officers

Certain directors and officers of BriaCell and SpinCo reside outside of Canada. Some or all of the assets of such persons may be located outside of Canada. Therefore, it may not be possible for investors to collect or to enforce judgments obtained in Canadian courts predicated upon the civil liability provisions of applicable Canadian securities laws against such persons. Moreover, it may not be possible for investors to effect service of process within Canada upon such persons.

Litigation

BriaCell or SpinCo may become party to litigation from time to time in the ordinary course of business, or a claim based in related legal theories of negligence or vicarious liability among others, which could adversely affect BriaCell’s or SpinCo’s business. Should any litigation in which BriaCell or SpinCo becomes involved be determined against BriaCell or SpinCo, such a decision could adversely affect BriaCell’s or SpinCo’s ability to continue operating and the market price for the BriaCell Shares, or if ever listed, SpinCo Shares. Even if BriaCell or SpinCo are involved in litigation and wins, litigation can redirect significant resources. Litigation may also create a negative perception of BriaCell’s or SpinCo’s business.

Insurance

BriaCell and SpinCo believes their insurance coverage addresses material risks to which it is exposed and that a company of its size and nature would insure for in the context of underwriting conditions, and is adequate and customary in its current state of operations, however such insurance is subject to coverage limits and exclusions and may not be available for the risks and hazards to which BriaCell or SpinCo are exposed. Moreover, there can be no guarantee that BriaCell or SpinCo will be able to obtain adequate insurance coverage in the future or obtain or maintain liability insurance on acceptable terms or with adequate coverage against all potential liabilities.

93

Social Media

There has been a recent marked increase in the use of social media platforms and similar channels that provide individuals with access to a broad audience of consumers and other interested persons. The availability and impact of information on social media platforms is virtually immediate and many social media platforms publish user-generated content without filters or independent verification as to the accuracy of the content posted. Information posted about BriaCell or SpinCo may be averse to BriaCell’s or SpinCo’s interests or may be inaccurate, each of which may harm BriaCell’s or SpinCo’s business, financial condition and results of operations.

Non-Compliance with the Anti-Kickback Statute

A provision of the Social Security Act in the United States, commonly referred to as the federal Anti-Kickback Statute, prohibits the knowing and willful offer, payment, solicitation or receipt of any form of remuneration, directly or indirectly, in cash or in kind, to induce or reward the referring, ordering, leasing, purchasing or arranging for, or recommending the ordering, purchasing or leasing of, items or services payable, in whole or in part, by Medicare, Medicaid or any other federal healthcare program. Although there are a number of statutory exemptions and regulatory safe harbors to the federal Anti-Kickback Statute protecting certain common business arrangements and activities from prosecution or regulatory sanctions, the exemptions and safe harbors are drawn narrowly, and practices that do not fit squarely within an exemption or safe harbor may be subject to scrutiny. The federal Anti-Kickback Statute is very broad in scope and many of its provisions have not been uniformly or definitively interpreted by existing case law or regulations. In addition, most of the states have adopted laws similar to the federal Anti-Kickback Statute, and some of these laws are even broader than the federal Anti-Kickback Statute in that their prohibitions may apply to items or services reimbursed under Medicaid and other state programs or, in several states, apply regardless of the source of payment. Violations of the federal Anti-Kickback Statute may result in substantial criminal, civil or administrative penalties, damages, fines and exclusion from participation in federal healthcare programs.

All future financial relationships with U.S. healthcare providers, purchasers, formulary managers, and others who provide products or services to federal healthcare program beneficiaries will potentially be governed by the federal Anti-Kickback Statute and similar state laws. BriaCell and SpinCo believes that their operations will be in compliance with the federal Anti-Kickback Statute and similar state laws. However, BriaCell and SpinCo cannot be certain that they will not be subject to investigations or litigation alleging violations of these laws, which could be time-consuming and costly to BriaCell and SpinCo and could divert their respective management’s attention from operating their business, which in turn could have a material adverse effect on BriaCell’s or SpinCo’s business, as applicable. In addition, if BriaCell’s or SpinCo’s arrangements were found to violate the federal Anti-Kickback Statute or similar state laws, the consequences of such violations would likely have a material adverse effect on BriaCell’s or SpinCo’s business, results of operations and financial condition.

There are other federal and state laws that may affect BriaCell and SpinCo’s ability to operate, including the federal civil False Claims Act, which prohibits, among other things, individuals or entities from knowingly presenting, or causing to be presented, a false or fraudulent claim for payment of government funds or knowingly making, using or causing to be made or used, a false record or statement material to an obligation to pay money to the government or knowingly concealing or knowingly and improperly avoiding, decreasing, or concealing an obligation to pay money to the federal government. Moreover, BriaCell and SpinCo may be subject to other federal false claim laws, including, among others, federal criminal healthcare fraud and false statement statutes that extend to non-government health benefit programs. Moreover, there are analogous state laws. Violations of these laws can result in substantial criminal, civil or administrative penalties, damages, fines and exclusion from participation in federal healthcare programs.

Moreover, the provisions of the Foreign Corrupt Practices Act of 1997 and other similar anti-bribery laws in other jurisdictions generally prohibit companies and their intermediaries from providing money or anything of value to officials of foreign governments, foreign political parties, or international organizations with the intent to obtain or retain business or seek a business advantage. Recently, there has been a substantial increase in anti-bribery law enforcement activity by U.S. regulators, with more aggressive and frequent investigations and enforcement by both the SEC and the Department of Justice. A determination that BriaCell or SpinCo’s operations or activities violated U.S. or foreign laws or regulations could result in imposition of substantial fines, interruption of business, loss of supplier, vendor or other third-party relationships, termination of necessary licenses and permits, and other legal or equitable sanctions. In addition, lawsuits brought by private litigants may also follow as a consequence.

94

BDO Fairness Opinion

BDO was engaged to act as a financial advisor to the BriaCell Board in connection with the Arrangement. BDO provided the BDO Fairness Opinion, addressed to the BriaCell Board, on June 2, 2023, which states that, as of June 2, 2023 and subject to the assumptions, limitations and qualifications set out therein, the Arrangement, taken as a whole, is fair, from a financial point of view, to the BriaCell Shareholders.

The full text of the BDO Fairness Opinion, which sets forth, among other things, the assumptions made, matters considered, and limitations and qualifications on the review undertaken in connection with the BDO Fairness Opinion, is attached as Schedule “K” to this Proxy Statement. BriaCell Shareholders are urged to, and should, read the BDO Fairness Opinion in its entirety. The foregoing summary is qualified in its entirety by reference to the full text of the BDO Fairness Opinion.

BDO provided the BDO Fairness Opinion exclusively for the use of the BriaCell Board in connection with its consideration of the Arrangement. The BDO Fairness Opinion may not be published, relied upon by any other person, or used for any other purpose, without the prior written consent of BDO, which consent has been obtained for the purposes of including in this Proxy Statement the BDO Fairness Opinion in its entirety, together with the summary thereof included herein.

The BDO Fairness Opinion was not intended to be and does not constitute a recommendation to the BriaCell Board as to whether it should approve the Arrangement Agreement or the Arrangement, nor is it a recommendation to any BriaCell Shareholder as to how to vote or act at the Meeting or any matter relating to the Arrangement or as advice as to the price at which the securities of BriaCell may trade at any time. The BDO Fairness Opinion was one of a number of factors taken into consideration by the BriaCell Board in making its unanimous determinations that the Arrangement is in the best interests of BriaCell and is fair to the BriaCell Shareholders and to recommend that BriaCell Shareholders vote in favour of the Arrangement Resolution. BriaCell Shareholders are urged to read the BDO Fairness Opinion in its entirety. This summary of the BDO Fairness Opinion is qualified in its entirety by the full text of the BDO Fairness Opinion attached as Schedule “K” to this Proxy Statement.

Pursuant to the terms of its engagement with BriaCell, BDO is to be paid the Advisory Fee for its services as financial advisor, a portion of which is payable upon rendering the BDO Fairness Opinion, irrespective of whether or not the Arrangement is successfully completed. Additionally, BriaCell has agreed to reimburse BDO for reasonable out-of-pocket expenses incurred in respect of its engagement and to indemnify BDO in respect of certain liabilities that might arise out of its engagement.

Recommendation of the BriaCell Board

The BriaCell Board, after careful consideration of, among other things, the BDO Fairness Opinion, and after receiving legal and financial advice, has unanimously determined that the Arrangement is in the best interests of BriaCell and is fair to the BriaCell Shareholders. Accordingly, the BriaCell Board unanimously recommends that BriaCell Shareholders vote FOR the Arrangement Resolution.

The BriaCell Board based its recommendation upon the totality of the information presented to and considered by it in light of the knowledge of the members of the BriaCell Board of the business, the financial condition and prospects of BriaCell and after taking into account the advice of BriaCell’s financial, legal and other advisors and the advice and input of Management. The BriaCell Board did not assign a relative weight to each specific factor and each director may have given different weights to different factors. Based on its review of all the factors, the BriaCell Board considers the Arrangement to be advantageous to BriaCell and fair and reasonable to the BriaCell Shareholders. The BriaCell Board also identified disadvantages associated with the Arrangement, including the fact that there will be the additional costs associated with running two companies and there is no assurance that the Arrangement will result in positive benefits to BriaCell Shareholders. See “Risk Factors”.

The Arrangement Resolution is set out at the end of this Proposal 1. To become effective, the Arrangement Resolution must be approved, with or without variation, by not less than two-thirds of the votes cast at the Meeting virtually or by proxy by BriaCell Shareholders.

95

The BriaCell Board recommends that the BriaCell Shareholders vote in favour of the Arrangement Resolution. Each director and officer of BriaCell who owns BriaCell Shares has indicated his or her intention to vote his or her BriaCell Shares in favour of the Arrangement Resolution.

Pursuant to the terms of its engagement with BriaCell, BDO is to be paid fees for its services as financial advisor, a portion of which is payable upon rendering the BDO Fairness Opinion, irrespective of whether or not the Arrangement is successfully completed, and a portion of which is contingent on the successful completion of the Arrangement (the “Advisory Fee”). Additionally, BriaCell has agreed to reimburse BDO for reasonable out-of-pocket expenses incurred in respect of its engagement and to indemnify BDO in respect of certain liabilities that might arise out of its engagement.

Reasons for Recommendation

The BriaCell Board, with the advice and assistance of legal and financial advisors and management, carefully evaluated the Arrangement and related transactions and believe that the Arrangement is in the best interests of BriaCell and is fair to the BriaCell Shareholders. In forming its recommendation, the BriaCell Board considered the following factors, among others:

1.	the financial condition, business and operations of BriaCell, on both a historical and prospective basis, and information in respect of BriaCell on a pro forma basis;

2.	the procedures by which the Arrangement is to be approved, including the requirement for approval of the Arrangement by the Court after a hearing at which the procedural and substantive fairness to Securityholders will be considered;

3.	the availability of Dissent Rights to Registered Holders with respect to the Arrangement;

4.	the assets to be held by each of BriaCell and SpinCo after completion of the Arrangement and the unrealized value of the SpinCo Assets within BriaCell and its subsidiaries;

5.	the advantages of segregating the risk profiles of the SpinCo Assets and BriaCell’s other projects;

6.	historical information regarding the price of the BriaCell Shares;

7.	the tax treatment to certain BriaCell Shareholders under the Arrangement;

8.	BriaCell Shareholders will own securities of two public companies; and

9.	SpinCo will be able to concentrate its efforts on developing the SpinCo Assets and BriaCell will be able to concentrate its efforts on the advancement of BriaCell’s more advanced, cancer immunotherapy drug candidates and other business opportunities.

In the course of its deliberations, the BriaCell Board also identified and considered a variety of risks and potentially negative factors, including, but not limited to, the risks set out under “Risk Factors”.

The foregoing discussion summarizes the material information and factors considered by the BriaCell Board in its consideration of the Arrangement. The BriaCell Board made a unanimous decision with respect to the Arrangement in light of the factors described above and other factors that each member of the BriaCell Board felt were appropriate. In view of the wide variety of factors and the quality and amount of information considered, the BriaCell Board did not find it useful or practicable to, and did not make specific assessments of, quantify, rank or otherwise assign relative weights to the specific factors considered in reaching its respective determination. Individual members of the BriaCell Board may have given different weight to different factors.

96

The text of the Arrangement Resolution is set out below, subject to such amendments, variations or additions as may be approved at the Meeting, or any adjournment or postponement thereof:

“RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.	The arrangement (the “Arrangement”) involving BriaCell Therapeutics Corp., a corporation existing under the laws of British Columbia (“BriaCell”), its shareholders (the “BriaCell Shareholders”) and BriaPro Therapeutics Corp. (“SpinCo”), a corporation existing under the laws of British Columbia (“SpinCo”), as it may be modified, supplemented or amended from time to time in accordance with its terms, all as more particularly described and set forth in the accompanying proxy statement (the “Proxy Statement”) of BriaCell dated July 24, 2023 accompanying the notice of meeting, is hereby authorized, approved and adopted.

2.	The plan of arrangement, as it has been or may be modified, supplemented or amended in accordance with its terms (the “Plan of Arrangement”), under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) implementing the Arrangement, the full text of which is set out in Schedule “A” to the Proxy Statement, is hereby authorized, approved and adopted.

3.	The arrangement agreement, as may be, or may have been, modified or amended in accordance with its terms (the “Arrangement Agreement”) between BriaCell and SpinCo dated May 24, 2023 and all the transactions contemplated therein, the actions of the directors of BriaCell in approving the Arrangement and the actions of the directors and officers of BriaCell in executing and delivering the Arrangement Agreement and causing the performance by BriaCell of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

4.	Notwithstanding that this resolution has been passed (and the Plan of Arrangement approved and agreed to) by the BriaCell Shareholders, voting as a single class, or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of BriaCell are hereby authorized and empowered, without further notice to, or approval of, the BriaCell Shareholders of BriaCell:

(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement; or

(b)	subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.	Any director or officer of BriaCell is hereby authorized and directed, for and on behalf and in the name of BriaCell, to execute and deliver, whether under the corporate seal of BriaCell or otherwise, all such deeds, instruments, assurances, agreements, forms, waivers, notices, certificates, confirmations and other documents and to do or cause to be done all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Arrangement Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Arrangement Agreement, including:

(a)	all actions required to be taken by or on behalf of BriaCell, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities; and

(b)	the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by BriaCell;

such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT IN PROPOSAL 1.

97

Proposal 2 – Approval of SpinCo Incentive Plan

As the BriaCell Omnibus Plan will not carry forward to SpinCo, and in contemplation of the successful completion of the Arrangement, BriaCell Shareholders will be asked to approve the SpinCo Incentive Plan at the Meeting.

The following is a summary of the material terms of the SpinCo Incentive Plan, which summary is qualified in its entirety by the full text of the SpinCo Incentive Plan, attached hereto as Schedule “L”. Capitalized terms used in this “Proposal 2 – Approval of SpinCo Incentive Plan” shall have the meaning assigned to such term in the SpinCo Incentive Plan.

Background

The SpinCo Board has determined that it is advisable to adopt the SpinCo Incentive Plan, which it believes is in the best interests of SpinCo. The SpinCo Incentive Plan will allow for issuance of performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs” and together with the PSUs and RSUs, “Share Units”), and SpinCo Options (together with the Share Units, “Awards”).

The SpinCo Board is of the view that the SpinCo Incentive Plan is required in order to provide additional incentive to, and attract and retain, the key executives necessary for SpinCo’s long-term success, to encourage executives to further the development of SpinCo and its operations, and to motivate top quality and experienced executives.

Purpose

The purpose of the SpinCo Incentive Plan is to attract and retain officers, employees, directors and consultants of SpinCo and/or its affiliates, and to ensure the interests of key persons are aligned with the success of SpinCo and its affiliates.

Summary of the SpinCo Incentive Plan

Administration of the SpinCo Incentive Plan

The SpinCo Incentive Plan (the “Plan”) is administered by the SpinCo Board, which shall have full authority to administer the Plan, including the authority to: (i) grant Awards to Eligible Participants (as defined below); (ii) determine the exercise price, performance period, performance vesting conditions, vesting schedule, term, limitations, intended tax treatment, restrictions and conditions applicable to Awards; (iii) interpret, administer and construe the SpinCo Incentive Plan; (iv) waive or amend any vesting conditions (including performance vesting conditions) or vesting schedule; (v) establish, amend and rescind any rules and regulations relating to the SpinCo Incentive Plan; and (vi) make any other determinations that the Board deems necessary or desirable for the administration of the SpinCo Incentive Plan; subject to compliance with regulatory requirements.

The SpinCo Board may correct any defect or supply any omission or reconcile any inconsistency in the SpinCo Incentive Plan, in the manner and to the extent the SpinCo Board deems, in its discretion, necessary or desirable. All actions taken and all interpretations and determinations made by the SpinCo Board in good faith shall be final and conclusive and shall be binding on each employee, director and consultant of SpinCo or its affiliates that holds an Award (collectively, the “Participants”) and SpinCo.

No member of the Board shall be personally liable for any action taken or determination or interpretation made in good faith in connection with the Plan and all members of the SpinCo Board shall, in addition to their rights as directors of SpinCo, be fully protected, indemnified and held harmless by SpinCo with respect to any such action taken or determination or interpretation made. The appropriate officers of SpinCo are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary or desirable for the implementation of the Plan and of the rules and regulations established for administering the Plan. All costs incurred in connection with the Plan shall be for the account of SpinCo.

98

All of the powers exercisable under the SpinCo Incentive Plan by the SpinCo Board may, to the extent permitted by applicable law and as determined by resolution of the SpinCo Board, be exercised by a committee of the SpinCo Board comprised of not fewer than three directors of SpinCo, who shall satisfy such additional securities law requirements as may be determined by the SpinCo Board from time to time.

Eligibility

Any employee, director or consultant of SpinCo any of its affiliates (collectively, “Eligible Participants”) is eligible to participate in the SpinCo Incentive Plan. The extent to which any Eligible Participant is entitled to receive a grant of an Award pursuant to the SpinCo Incentive Plan will be determined in the sole and absolute discretion of the SpinCo Board. Notwithstanding the foregoing, directors of SpinCo shall not be eligible to receive PSUs.

SpinCo Shares Subject to the SpinCo Incentive Plan

The maximum number of SpinCo Shares reserved for issuance under the SpinCo Incentive Plan (together with all equity compensation plans) shall not exceed 15% of SpinCo’s issued and outstanding SpinCo Shares from time to time on a non-diluted basis.

The SpinCo Incentive Plan is considered to be an “evergreen” plan as SpinCo Shares in respect of Options that have been cancelled, surrendered or terminated or that expire without being exercised and SpinCo Shares underlying Share Units which expire, terminate or are settled or cancelled shall again be available for issuance under the SpinCo Incentive Plan, and the number of Awards that may be granted under the SpinCo Incentive Plan increases if the total number of issued and outstanding SpinCo Shares of the Company increases.

Insider Participation Limit, Individual Limits, Annual Grant Limits and Non-Employee Director Limits

The SpinCo Incentive Plan provides that the maximum number of SpinCo Shares: (a) issuable to insiders at any time; and (b) issued to insiders within any one year period, under the SpinCo Incentive Plan, or when combined with all of the Company’s other share compensation arrangements, cannot exceed 10% of the Company’s issued and outstanding securities.

The aggregate value of all Awards granted to any one director who is neither a consultant nor an employee in any one year period under all security-based compensation arrangements of SpinCo may not exceed $150,000 (with no more than $100,000 attributable to Options) based on the grant date fair value of the Awards, other than (i) Awards granted in lieu of cash fees payable for serving as a director, or (ii) one-time initial grants of Awards made to a new non-employee director upon joining the SpinCo Board.

Types of Awards

The SpinCo Incentive Plan provides for the grant of Options and Share Units. All of the Awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting, settlement and forfeiture provisions determined by the SpinCo Board, in its sole discretion, subject to such limitations provided in the SpinCo Incentive Plan, and will generally be evidenced by an Award Agreement (as such term is defined in the SpinCo Incentive Plan). In addition, subject to the limitations provided in the SpinCo Incentive Plan and in accordance with applicable law, the SpinCo Board may accelerate or defer the vesting of Awards, modify outstanding Awards, and waive any condition imposed with respect to Awards or SpinCo Shares issued pursuant to Awards.

Stock Options

An Option entitles a holder thereof to purchase a prescribed number of SpinCo Shares from treasury at an exercise price set at the time of the grant. The SpinCo Board will establish the exercise price at the time each Option is granted, which exercise price must in all cases be the fair market value of such SpinCo Shares as determined by the SpinCo Board (by the reasonable application of a reasonable valuation method).

99

Subject to the provisions set forth in the SpinCo Incentive Plan and any SpinCo Shareholder or regulatory approval which may be required, the SpinCo Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the SpinCo Incentive Plan, (ii) fix the number of Options, if any, to be granted to each Eligible Participant and the date or dates on which such Options shall be granted, and (iii) determine the relevant vesting provisions (including performance criteria, if applicable) and the Option term, which shall not be more than ten years from the date the Option is granted.

Subject to the approval of the SpinCo Board, at the time of granting an Option and set forth in the particular Award Agreement, the Exercise Notice must be accompanied by payment of the Exercise Price. The Exercise Price must be fully paid by certified cheque, wire transfer, bank draft or money order payable to SpinCo or by such other means as might be specified from time to time by the SpinCo Board, which may include (i) through the Net Exercise (as defined below) process set out below or (ii) through the cashless exercise process as set out below or (iii) such other consideration and method of payment for the issuance of SpinCo Shares to the extent permitted by Securities Laws, or any combination of the foregoing methods of payment.

Unless otherwise specified by the SpinCo Board and set forth in the particular Award Agreement, if permitted by the SpinCo Board, a Participant may, in lieu of exercising an Option pursuant to an Exercise Notice, elect to exercise an Option without payment of the aggregate Exercise Price of such Option to SpinCo (a “Net Exercise”) by delivering a net exercise notice (the “Net Exercise Notice”) to SpinCo. Upon receipt by SpinCo of a Net Exercise Notice from a Participant, SpinCo shall calculate and issue to such Participant that number of SpinCo Shares as is determined by application of the following formula:

X = [Y(A-B)]/A

Where:

X = the number of SpinCo Shares to be issued to the Participant upon the Net Exercise

Y = the number of Shares underlying the Options being exercised

A = the VWAP as at the date of the Net Exercise Notice, if such VWAP is greater than the Exercise Price of the Options being exercised

B = the Exercise Price of the Options being exercised

SpinCo may, but is not obligated to accept, any Net Exercise of which it receives notice.

Subject to the approval of the Board, a Participant may exercise any Option pursuant to a broker-assisted cashless exercise, whereby the Participant shall elect on the Net Exercise Notice to receive:

(a)	an amount in cash equal to the cash proceeds realized upon the sale in the capital markets of the SpinCo Shares underlying the Options by a securities dealer designated by SpinCo, less the aggregate Option Price, any Applicable Withholding Taxes (as defined in Schedule “L”), and any transfer costs charged by the securities dealer to sell the SpinCo Shares;

(b)	an aggregate number of SpinCo Shares that is equal to the number of SpinCo Shares underlying the Options minus the number of SpinCo Shares sold in the capital markets by a securities dealer designated by SpinCo as required to realize cash proceeds equal to the aggregate Option Price, any Applicable Withholding Taxes and any transfer costs charged by the securities dealer to sell the SpinCo Shares; or

(c)	a combination of (a) and (b).

In respect of Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes, the additional provisions in Schedule “F” of the SpinCo Incentive Plan will apply to any grant of Options.

100

Share Units

A Share Unit is an Award in the nature of a bonus for services rendered in the year of grant, that, upon settlement, entitles the recipient to receive a SpinCo Share subject to such restrictions and conditions on vesting as the Board may determine at the time of grant. Restrictions and conditions on vesting of the Share Units, may, without limitation, be based on the passage of time during continued employment or other service relationship (typically in respect of an RSU) the achievement of specified performance criteria (typically in respect of a PSU), or both. The Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Share Units under the SpinCo Incentive Plan, (ii) fix the number of Share Units, if any, to be granted to each Eligible Participant and the date or dates on which such Share Units shall be granted, (iii) determine the relevant conditions, vesting provisions (including the applicable performance period and performance criteria, if any) and the period between the date of grant of such Share Units and the latest vesting date in respect of any portion of such Share Units, and (iv) any other terms and conditions applicable to the granted Share Units.

Subject to the vesting and other conditions and provisions in the SpinCo Incentive Plan and in the applicable Award Agreement, each Share Unit entitles the holder thereof to receive, on settlement, to the number of SpinCo Shares that is equal to the number of vested Share Units held by the Eligible Participant as at the vesting date (rounded down to the nearest whole number), as fully paid and non-assessable SpinCo Shares (net of SpinCo Shares withheld to satisfy any applicable withholding taxes).

An account, called a “Share Unit Account”, shall be maintained by SpinCo or a third party administrator for each Participant and will be credited with such grants of Share Units or Dividend Share Units (as defined below) as are received by the Participant from time to time. Share Units that fail to vest or that are settled in accordance with the SpinCo Incentive Plan shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as at the date on which such Share Units are forfeited or cancelled under the SpinCo Incentive Plan or are settled, as the case may be. Where a Participant has been granted one or more Share Unit(s), such Share Unit(s) (and related Dividend Share Units) shall be recorded separately in the Participant’s Share Unit Account.

Dividend Equivalents

When regular dividends (other than stock dividends) are paid on SpinCo Shares, additional Share Units (“Dividend Share Units”) shall be credited to a Participant’s Share Unit Account as at the dividend payment date. The number of Dividend Share Units to be credited to the Participant’s Share Unit Account shall be determined by multiplying the aggregate number of Share Units held by the Participant on the relevant record date by the amount of the dividend paid by SpinCo on each SpinCo Share, and dividing the result by the Fair Market Value on the dividend payment date, which Dividend Share Units shall be in the form of either RSUs, PSUs, or DSUs as applicable. Dividend Share Units credited to a Participant’s Share Unit Account will be subject to the same vesting and settlement conditions applicable to the related RSUs, PSUs or DSUs.

Black-out Periods

If an Option expires during, or within ten days after, a routine or special trading blackout period imposed by SpinCo to restrict trades in SpinCo’s securities, then, subject to certain exceptions, the Option shall expire ten business days after the expiration of the blackout period (the “Blackout Extension Date”). Notwithstanding the foregoing, the Blackout Extension Date shall be available (a) only when the routine or special trading blackout period is self-imposed by SpinCo, and (b) applies to all Participants, under the same terms and conditions. For greater certainty, the Board does not have discretion to extend the Blackout Extension Date beyond ten business days after the expiration of the blackout period.

Expiry Date of Awards

While the SpinCo Incentive Plan does not stipulate a specific term for Awards granted thereunder, (a) the expiry date of an Option may not be more than 10 years from its date of grant, and (b) the settlement date of a DSU may not be later than December 31 of the third year from its date of grant, except, in each case, where an expiry date would have fallen within a blackout period of SpinCo. All Awards must vest and settle in accordance with the provisions of the SpinCo Incentive Plan and any applicable Award Agreement, which Award Agreement may include an expiry date for a specific Award.

101

Termination of Employment or Services

Options

Options that are not vested as at the Participant’s Termination Date for any reason shall automatically terminate on the Termination Date. Where “Termination Date” means: (i) in respect of a Participant who is a director or consultant of SpinCo or its affiliates, the date the Participant ceases to be a director or consultant for any reason, as applicable; and (ii) in respect of a Participant who is an employee of SpinCo or its affiliates, the Participant’s last day of active employment with his or her employer (other than in connection with the Participant’s transfer of employment to an affiliate of his or her employer); in each case, regardless of whether the Participant’s employment or engagement with SpinCo or any of its affiliates is terminated with or without cause, with or without notice, lawfully or unlawfully, and does not include any period of statutory, contractual, common law, civil law or other notice of termination of employment or engagement or any period of salary continuance, severance or deemed employment or other periods of time in respect of which damages are paid or payable to the Participant in respect of the termination of employment or engagement, whether pursuant to an employment agreement, service agreement or other agreement or at law. Any applicable severance period or notice period shall not be considered a period of employment or engagement for purposes of the Participant’s rights under the SpinCo Incentive Plan.

In the event a Participant ceases to be an employee, director or consultant of SpinCo or any of its affiliates other than as a result of a termination for cause or the Participant’s death or disability, then unless otherwise provided in the applicable resolution authorizing the grant of such Options, the Participant may, within 90 days after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with the SpinCo Incentive Plan. At the end of such 90-day period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an employee, director or consultant of SpinCo or any of its affiliates as a result of the Participant’s death, then unless otherwise provided in the applicable resolution authorizing the grant of such Options, the legal representative of the Participant’s estate may, within one year after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with the SpinCo Incentive Plan. At the end of such one-year period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant’s estate in respect thereof as compensation, damages or otherwise.

In the event a Participant ceases to be an employee, officer, director or consultant of SpinCo or any of its affiliates as a result of being terminated for cause, all Options that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

Share Units

Share Units that are not vested as at the Participant’s Termination Date for any reason, other than death or disability, shall automatically terminate on the Termination Date and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

102

In the event a Participant ceases to be an employee, director or consultant of SpinCo or any of its affiliates other than as a result of a termination for cause, then any vested Share Units in the Participant’s Share Unit Account on the Termination Date shall be settled as soon as practicable following the Termination Date in accordance with the SpinCo Incentive Plan.

In the event a Participant ceases to be an employee, director or consultant of SpinCo or any of its affiliates as a result of being terminated for cause, all Share Units that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an employee, director or consultant of SpinCo as a result of death or disability, Share Units that are not vested as at the Participant’s Termination Date shall be deemed to vest on the Termination Date: (i) in the case of RSUs, in the proportion that the time a Participant was an employee, officer, director or consultant during the particular vesting period, as provided in the applicable agreement, is of the entire time of the particular vesting period, as provided in the applicable agreement; (ii) in the case of PSUs, in the same proportion that performance vesting conditions in respect of a particular performance period have been achieved by the employee or consultant, as the case may be, is of all of the performance vesting conditions in respect of a particular performance period, as provided in the applicable agreement; and (iii) in the case of DSUs, in the proportion that the time a Participant was an Employee during the particular vesting period, as provided in the applicable DSU agreement, is of the entire time of the particular vesting period, as provided in the applicable DSU agreement.

Change of Control

Under the SpinCo Incentive Plan, in the event of a potential Change in Control (as defined below), except as otherwise provided in the applicable resolution granting an Award, the SpinCo Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which treatment need not be uniform for all Participants and/or Awards and which may include, without limitation, one or more of the following:

(a)	(i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an Award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards (which value as at immediately following such Change in Control shall not exceed the intrinsic value of any such Option as at immediately prior to such Change in Control), effected in accordance with Sections 409A and 424 of the United States Internal Revenue Code of 1986 to the extent applicable; and/or

(b)	acceleration of the vesting and the right to exercise such Option or settle such Share Unit as at immediately, or during a specified period, prior to such Change in Control, and the termination of such Option to the extent such Option is not timely exercised. If the Change in Control is not completed within the time specified therein (as the same may be extended), the Awards which vest pursuant to the SpinCo Incentive Plan shall be returned by SpinCo to the Participant and, if exercised or settled, as applicable, the SpinCo Shares issued on such exercise or settlement shall be reinstated as authorized but unissued SpinCo Shares and the original terms applicable to such Awards shall be reinstated.

For purposes of the application of the Change in Control provisions to any outstanding Award, if such Award is subject to performance criteria (including any performance vesting conditions), the level of attainment of such criteria shall be determined by the SpinCo Board in its sole discretion, including, without limitation, by deeming such criteria attained at the applicable target or maximum level regardless of actual performance, or measuring the attainment of such criteria based on actual performance through such Change in Control or a specified date prior thereto.

103

Under the SpinCo Incentive Plan, a “Change in Control” includes, unless the Board determines otherwise, the happening of any of the following events:

(a)	a direct or indirect sale or disposition, in any single transaction or series of related transactions, of all or substantially all of the consolidated assets of SpinCo and its subsidiaries to an arm’s length third party purchaser;

(b)	a sale resulting in no less than a majority of the SpinCo Shares (or other voting securities of SpinCo), calculated on a fully diluted basis, being held by an arm’s length third party purchaser, its affiliates and any other person acting jointly or in concert with such third party purchaser; provided that, prior to such sale, such persons did not hold, in the aggregate, a majority of the SpinCo Shares (or other voting securities of SpinCo) on a fully diluted basis;

(c)	a merger, consolidation, recapitalization or reorganization of SpinCo with or into an arm’s length third party purchaser that results in the inability of the holders of SpinCo Shares immediately prior to the merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company; or

(d)	any additional event that the Board reasonably determines is a Change in Control.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the United States Internal Revenue Code of 1986 with respect to the payment of deferred compensation to any U.S. taxpayer, Change in Control shall be limited to a change in control event as defined in Treasury Regulations Section 1.409A-3(i)(5) prescribed pursuant to Section 409A of the United States Internal Revenue Code of 1986.

Non-Transferability of Awards

Except as specifically provided in a grant agreement approved by the SpinCo Board, each Award granted under the SpinCo Incentive Plan is not assignable or transferable by the holder of such Award, whether voluntarily or by operation of law, except by will or by the laws of descent and distribution of a deceased holder of such Award. No Award granted under the SpinCo Incentive Plan shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of on pain of nullity.

Amendments to the SpinCo Incentive Plan

The SpinCo Board may amend or suspend any provision of the SpinCo Incentive Plan or any Award or Award Agreement, or terminate this Plan, at any time without approval of security holders, subject to those provisions of applicable law that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary. However, except as expressly set forth in the SpinCo Incentive Plan, or as required pursuant to applicable law, no action of the SpinCo Board or security holders may materially adversely alter or impair the rights of a Participant under any Award previously granted to the Participant without the consent of the affected Participant.

The SpinCo Board may, from time to time, in its absolute discretion and without approval of the SpinCo Shareholders, make the following amendments to the SpinCo Incentive Plan:

(a)	amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in the SpinCo Incentive Plan or any Award or to correct or supplement any provision of the SpinCo Incentive Plan or any Award that is inconsistent with any other provision of the SpinCo Incentive Plan or any Award;

(b)	amendments necessary to comply with the provisions of applicable law or the rules, regulations and policies of any stock exchange on which the SpinCo Shares are listed;

(c)	amendments necessary for Awards to qualify for favourable treatment under applicable tax laws;

(d)	amendments to the vesting provisions of the SpinCo Incentive Plan or any Award;

104

(e)	amendments to include or modify a cashless exercise feature, payable in cash or SpinCo Shares;

(f)	amendments to the termination or early termination provisions of the SpinCo Incentive Plan or any Award, whether or not such Award is held by an insider, provided such amendment does not entail an extension beyond the original expiry date of an Option; and

(g)	amendments necessary to suspend or terminate the SpinCo Incentive Plan.

Notwithstanding the above, the approval of SpinCo Shareholders is required to effect any of the following amendments to the SpinCo Incentive Plan:

(a)	any amendment to increase the maximum number of SpinCo Shares issuable under the SpinCo Incentive Plan, other than pursuant to certain adjustments for corporate reorganizations as provided in the SpinCo Incentive Plan;

(b)	any amendment which reduces the Option Price, as defined in Schedule “L”, of an Option or that would be treated as a “repricing” under the then-applicable rules, regulations or listing requirements adopted by the exchange(s) on which the SpinCo Shares are then listed, in each case, other than pursuant to certain adjustments for corporate reorganizations as provided in the SpinCo Incentive Plan;

(c)	any amendment extending the term of an Option beyond the original expiry date, except as provided in SpinCo Incentive Plan;

(d)	any amendment which deletes or reduces the range of amendments which require approval by the security holders of the Company;

(e)	any amendment that would permit the introduction or reintroduction of non-employee directors as eligible Participants on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation;

(f)	any amendment which would allow for the transfer or assignment of Awards under the SpinCo Incentive Plan, other than for normal estate settlement purposes; and

(g)	amendments required to be approved by security holders under applicable law or the rules, regulations and policies of any stock exchange on which the SpinCo Shares are listed.

Certain U.S. Federal Income Tax Consequences of Awards

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. taxpayers and the Company with respect to the grant and vesting or exercise of awards under the SpinCo Incentive Plan. This summary does not attempt to describe all possible federal or other tax consequences of such actions or based on particular circumstances. In addition, this summary does not describe any state, local or non-U.S. tax consequences.

Incentive Stock Options

A Participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (an “Incentive Stock Option”), unless the Participant is subject to the alternative minimum tax. If the Participant exercises the Incentive Stock Option and then later sells or otherwise disposes of the SpinCo Shares acquired through the exercise of the Incentive Stock Option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the Participant exercises the Incentive Stock Option and then later sells or otherwise disposes of the SpinCo Shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the Incentive Stock Option.

105

Stock Options other than Incentive Stock Options

A Participant generally recognizes no taxable income on the date of grant of an option other than an Incentive Stock Option (a “non-statutory stock option”) with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a non-statutory stock option, the Participant generally will recognize ordinary income equal to the excess of the fair market value of the SpinCo Shares on the exercise date over the exercise price of the non-statutory stock option. If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of SpinCo Shares acquired through the exercise of a non-statutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the Participant.

RSUs, PSUs, DSUs and Dividend Share Units

A Participant generally will not have taxable income at the time that an award of an RSU, PSU, DSU or Dividend Share Unit (a “restricted stock award”) is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the Common Shares underlying the restricted stock award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the SpinCo Shares underlying the award (less any cash paid for the shares) on the date the restricted stock award is granted.

Section 409A (Deferred Compensation)

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the SpinCo Incentive Plan with a deferral feature, including DSUs, will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Medicare Surtax

A Participant’s annual “net investment income”, as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of SpinCo Shares issued pursuant to Awards granted under the SpinCo Incentive Plan. Whether a Participant’s net investment income will be subject to this surtax will depend on the Participant’s level of annual income and other factors.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an Award under the SpinCo Incentive Plan in an amount equal to the compensation income realized by a Participant and at the time the Participant recognizes such income (for example, at the time of exercise of a non-statutory stock option). However, special rules limit the deductibility of compensation paid to our CEO, CFO and other “covered employees” as determined under Section 162(m) of the Code and applicable guidelines. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000. We will also be responsible for the employer’s share of any social security or Medicare taxes that are imposed on the company for compensation paid to employees.

106

Participation by Non-Canadian Residents

Participation in the SpinCo Incentive Plan by Eligible Participants who are (i) residents of the United States is further governed by the provisions added in Schedule “E” of the SpinCo Incentive Plan, and (ii) residents of the State of Israel is further governed by the provisions added in Schedule “F” of the SpinCo Incentive Plan, attached hereto as Schedule “I”.

Recommendation of the BriaCell Board

The BriaCell Board has reviewed the SpinCo Incentive Plan Resolution and recommends that the BriaCell Shareholders vote in favour of the SpinCo Incentive Plan Resolution. Unless otherwise directed, or where the instructions are unclear, the persons named in the enclosed proxy intend to vote FOR the approval of the SpinCo Incentive Plan Resolution.

Shareholder Approval of the SpinCo Incentive Plan

Approval of the SpinCo Incentive Plan requires the affirmative vote of a majority of the shares cast by Shareholders for such proposal. If Shareholders do not approve the SpinCo Incentive Plan, the SpinCo Incentive Plan will cease to be of force or effect.

At the Meeting, or any adjournment or postponement thereof, Shareholders will be asked to pass the following ordinary resolution approving the SpinCo Incentive Plan, subject to such amendments, variations or additions as may be approved at the Meeting, or any adjournment or postponement thereof:

“BE IT RESOLVED as an ordinary resolution of the shareholders of BriaCell Therapeutics Corp. (the “Company”) that:

(1)	The SpinCo omnibus equity incentive plan (the “SpinCo Incentive Plan”), in the form attached as Schedule “I” to the proxy statement of the Company dated July 24, 2023, including the reservation for issuance under the SpinCo Incentive Plan (and all equity compensation plans) at any time of a maximum of 15% of the issued and outstanding common shares in the capital of SpinCo as at a date of grant of an Award (as defined in the SpinCo Incentive Plan), be and is hereby authorized, approved and adopted.

(3)	SpinCo be and is hereby authorized to grant Awards under the SpinCo Incentive Plan.

(4)	The Board is hereby authorized to make amendments to the SpinCo Incentive Plan, from time to time, as may be required by the applicable regulatory authorities, or as may be considered appropriate by the Board, in its sole discretion, provided always that such amendments be subject to the approval of the regulatory authorities, if applicable, and in certain cases, in accordance with the terms of the SpinCo Incentive Plan, the approval of the Shareholders.

(5)	Any one director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise and to deliver or to cause to be delivered, all such other deeds, documents, instruments and assurances and to do or cause to be done all such other acts as, in the opinion of such director or officer of the Company, may be necessary or desirable to carry out the terms of the foregoing resolutions.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SPINCO INCENTIVE PLAN IN PROPOSAL 2.

107

Proposal 3 – Ratification of Awards GRANTED IN AUGUST 2022

At the Meeting, in accordance with the requirements of Section 613(i) of the TSX Company Manual, BriaCell Shareholders will be asked to ratify the grant (the “August 2022 Grant”) of an aggregate of 180,100 BriaCell Options on August 2, 2022 (the “Award Resolution”) to certain holders identified below. At the time of the August 2022 Grant, BriaCell had in place both the prior BriaCell Stock Option Plan and the BriaCell Omnibus Plan. The BriaCell Omnibus Plan, which governs all new grants by BriaCell going forward, was ratified by BriaCell Shareholders at BriaCell’s annual general and special meeting of shareholders on February 9, 2023 and provides for a 15% rolling limit. The August 2022 Grant was made under the BriaCell Stock Option Plan and technically exceeded, although not materially, the maximum limit of BriaCell Options that may be granted, as such limit was established under the BriaCell Stock Option Plan. Consequently, in accordance with TSX requirements, the August 2022 Grant requires ratification by shareholders.

For clarity, none of the BriaCell Options under the August 2022 Grant have been exercised, and the total number of outstanding BriaCell Options, including those granted under the August 2022 Grant, remains below the 15% aggregate limit under the BriaCell Omnibus Plan.

The Award Resolution must be passed by the majority of the votes cast by BriaCell Shareholders present or represented by proxy who are entitled to vote at the Meeting, and holders of the BriaCell Options, as specified in the table below, to be ratified shall not be allowed to vote on Proposal 3. If this Proposal 3 is not approved, the 180,100 BriaCell Options shall be immediately cancelled and have no force or effect. The below referenced BriaCell Optionholders are precluded from voting on Proposal 3.

BriaCell Options to be Ratified Under the Award Resolution

Name and Position	Exercise Price (C$)	Number of BriaCell Options (1)	Expiration Term
Dr. William V. Williams, Chief Executive Officer and President	8.38	101,800	5 years
Gadi Levin, Chief Financial Officer	8.38	20,300	5 years
Giuseppe Del Priore, Chief Medical Officer	8.38	10,000	5 years
Miguel Lopez-Lago, Chief Scientific Officer	8.38	10,000	5 years
Executive Group	8.38	142,100	5 years
Non-Executive Director Group	0	0	—
Non-Executive Officer Group	0	0	—
Other Non-Executives and Non-Officers	8.38	38,000	5 years

Note:

(1) BriaCell Shares underlying BriaCell Options

The text of the Award Resolution is set out below, subject to such amendments, variations or additions as may be approved at the Meeting, or any adjournment or postponement thereof:

“BE IT RESOLVED as an ordinary resolution of the shareholders of BriaCell Therapeutics Corp. (the “Company”) that:

(1)	The award by the Company of an aggregate of 180,100 Options (as such term is defined in the Company’s stock option plan (the “BriaCell Stock Option Plan”)), which awards were approved by the board of directors of the Company on August 2, 2022 and which have been issued pursuant to the BriaCell Stock Option Plan, be and the same is hereby ratified and approved.

(2)	Any one director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to do all such things and to execute such documents, whether under the corporate seal of the Company or otherwise, that may be necessary to give effect to this resolution, including but not limited to, filing such agreements, resolutions and other documents with such regulatory authorities having jurisdiction including, without limitation, the Toronto Stock Exchange.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF AWARDS GRANTED IN AUGUST 2022 IN PROPOSAL 3.

108

Date of Information

Information contained in this Proxy Statement is as of July 24, 2023, unless otherwise indicated.

Accounting Principles

The historical financial statements of BriaCell and SpinCo contained in this Proxy Statement are reported in United States dollars and have been prepared in accordance with Generally Accepted Accounting Principles, United States, as amended from time to time.

Currency

Unless otherwise indicated herein, all currency references are to United States dollars. References to “C$”, “Cdn$” or “Canadian dollars” are to Canadian dollars. On July 21, 2023 the rate of exchange for the Canadian dollar, expressed in United States dollars, based on the noon rate as provided by the Bank of Canada was Canadian $1.00 = United States $1.32.

Documents Incorporated by Reference

Information has been incorporated by reference in this Proxy Statement from documents filed by BriaCell with the securities commissions or similar authorities in all Canadian provinces. Copies of the documents incorporated herein by reference may be obtained on request without charge from the Corporate Secretary of BriaCell at 235 15th Street, 3rd Floor Vancouver, British Columbia V7T 2X1 (Telephone: 1-888-485-6340). These documents are also available under BriaCell’s profile on the SEDAR website at www.sedar.com and on EDGAR at www.sec.gov.

The following documents are specifically incorporated by reference into, and form an integral part of, this Proxy Statement:

1.	the annual report on Form 10-K of BriaCell as at, and for the financial years ended, July 31, 2022 and 2021, including the audited financial statements together with the auditors’ report thereon and the notes thereto and the management’s discussion and analysis for the same period;

2.	the quarterly report on Form 10-Q of BriaCell for the three and nine months ended January 21, 2023 and 2022, including the unaudited consolidated financial statements together with the notes thereto and the management’s discussion and analysis for the same period;

3.	the Arrangement Agreement and Plan of Arrangement;

4.	the material change report dated May 31, 2023 disclosing the unanimous board approval of directors to complete a reorganization pursuant to the terms set out in the Arrangement Agreement and Plan of Arrangement; and

5.	the press release dated May 25, 2023 announcing BriaCell entering the Arrangement Agreement.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies, replaces or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of such a modifying or superseding statement shall not be deemed an admission for any purpose that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

109

Note to U.S. Securityholders

THE SECURITIES TO BE DISTRIBUTED IN CONNECTION WITH THE PLAN OF ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR SECURITIES REGULATORY AUTHORITIES IN ANY STATE OF THE U.S., NOR HAS THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE U.S. PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SpinCo Shares and New BriaCell Shares to be distributed to BriaCell Shareholders in exchange for BriaCell Shares under the Plan of Arrangement, and the BriaCell Replacement Options and SpinCo Options to be issued to BriaCell Optionholders in exchange for BriaCell Options under the Plan of Arrangement have not been and will not be registered under the U.S. Securities Act, and are being issued and exchanged in reliance on the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act (the “Section 3(a)(10) Exemption”) on the basis of the approval of the Court, and similar exemptions from registration under applicable state securities laws. The Section 3(a)(10) Exemption exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and receive timely and adequate notice thereof. The Court is authorized to conduct a hearing at which the substantive and procedural fairness of the terms and conditions of the Arrangement will be considered. The Court issued the Interim Order on July 13, 2023 and, subject to the approval of the Arrangement by the BriaCell Shareholders, a hearing of the application for the Final Order will be held on August 25, 2023 at 9:45 a.m . (Vancouver time), or as soon thereafter as counsel may be heard or at such other date and time as the Court may direct, before a Judge of the Supreme Court of British Columbia, located at the Courthouse, 420 Cumberland Road, Courtenay, BC V9N 2C4. All Securityholders are entitled to appear and be heard at this hearing. The Final Order will constitute a basis for the Section 3(a)(10) Exemption with respect to the SpinCo Shares, New BriaCell Shares, BriaCell Replacement Options and SpinCo Options to be distributed to in exchange for their BriaCell Shares and BriaCell Options, as applicable, pursuant to the Arrangement. Prior to the hearing on the Final Order, the Court will be informed of this effect of the Final Order.

The solicitation of proxies hereby is subject to the proxy requirements of Section 14(a) of the U.S. Exchange Act. Furthermore, this Proxy Statement has been prepared in accordance with the applicable disclosure requirements in Canada, and the solicitations and transactions contemplated in this Proxy Statement are made in the U.S. for securities of a Canadian issuer in accordance with applicable Canadian corporate and securities laws. U.S. Securityholders should be aware that such requirements are different than those of the U.S.

Likewise, information concerning the business and operations of SpinCo has been prepared in accordance with Canadian standards, and may not be comparable to similar information for U.S. companies.

Certain financial statements and information included or incorporated by reference herein have been prepared in accordance with IFRS and are subject to auditing and auditor independence standards in Canada, and thus may not be comparable to financial statements of U.S. companies prepared in accordance with U.S. generally accepted accounting principles and U.S. auditing and auditor independence standards.

U.S. Securityholders should be aware that the issue and exchange of the securities described herein may have tax consequences both in the U.S. and in Canada. Such consequences for investors who are resident in, or citizens of, the U.S. may not be described fully herein.

110

Each U.S. Securityholder should consult its own tax advisor regarding the proper treatment of the Arrangement and the ownership and disposition of securities of BriaCell or SpinCo for U.S. federal income tax purposes.

The enforcement by investors of civil liabilities under the U.S. federal securities laws may be affected adversely by the fact that BriaCell and SpinCo are incorporated or organized outside the U.S., that most of their officers and directors and the experts named herein may be residents of a country other than the U.S., and that all or a substantial portion of the assets of BriaCell, SpinCo and said persons are located outside the U.S.. As a result, it may be difficult or impossible for U.S. Securityholders to effect service of process within the U.S. upon BriaCell or SpinCo, their respective directors or officers, or the experts named herein, or to realize against them upon judgments of courts of the U.S. predicated upon civil liabilities under the federal securities laws of the U.S. or “blue sky” laws of any state within the U.S.. In addition, U.S. Securityholders should not assume that the courts of Canada: (a) would enforce judgments of U.S. courts obtained in actions against such persons predicated upon civil liabilities under the federal securities laws of the U.S. or “blue sky” laws of any state within the U.S.; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities laws of the U.S. or “blue sky” laws of any state within the U.S..

The SpinCo Shares and New BriaCell Shares to be distributed to BriaCell Shareholders and BriaCell Optionholders in exchange for their BriaCell Shares and BriaCell Options, as applicable, pursuant to the Arrangement will be freely transferable under U.S. federal securities laws, except by persons who are “affiliates” (as defined in Rule 144 under the U.S. Securities Act) of SpinCo or BriaCell, respectively, after the Effective Date, or were “affiliates” of SpinCo or BriaCell, respectively, within 90 days prior to the Effective Date. Persons who may be deemed to be “affiliates” of an issuer include individuals or entities that control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract, or otherwise, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer. Any resale of such SpinCo Shares and New BriaCell Shares by such an affiliate (or former affiliate) may be subject to the registration requirements of the U.S. Securities Act, absent an exemption therefrom. See “U.S. Securities Laws”.

The Section 3(a)(10) Exemption does not exempt the issuance of securities issued upon the exercise of securities that were previously issued pursuant to the Section 3(a)(10) Exemption. Therefore, the SpinCo Shares and New BriaCell Shares issuable upon the exercise of the BriaCell Replacement Options and SpinCo Options following the Effective Date may not be issued in reliance upon the Section 3(a)(10) Exemption and may be exercised only pursuant to an available exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

Interest of Certain Persons or Companies in Matters to be Acted Upon

No person who has been a director or executive officer of BriaCell at any time since the commencement of BriaCell’s last completed financial year and no associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting, other than directors and executive officers of BriaCell having an interest in the resolution regarding the approval of the SpinCo Incentive Plan as such persons will be eligible to participate in such plan as directors and executive officers of SpinCo.

Interest of Informed Persons in Material Transactions

Other than as disclosed elsewhere in this Proxy Statement, no informed person (as defined in NI 51-102) and no associate or affiliate of any such informed person, has any material interest, direct or indirect, in any material transaction since the commencement of BriaCell’s last completed financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect BriaCell or any of its subsidiaries.

Interest of Experts

MNP LLP have served as the auditors of BriaCell since BriaCell’s inception in 2015 and have confirmed that they are (i) independent with respect to BriaCell within the meaning of the CPA Code of Professional Conduct of the Chartered Professional Accountants of Ontario, and (ii) an independent registered public accounting firm with respect to BriaCell within the meaning of the U.S. Securities Act, the applicable rules and regulations adopted thereunder by the SEC and the Public Company Accounting Oversight Board (United States).

111

Other Matters

Management knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting by proxy.

Other Information

Auditor, Transfer Agent and Registrar

The auditor of BriaCell is MNP LLP, of Toronto, Ontario. MNP LLP were appointed the auditors of BriaCell in 2015.

The transfer agent and registrar for the BriaCell Shares is Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1.

Indebtedness of Directors and Executive Officers

No director, officer or employee, or former director, officer or employee of BriaCell or its subsidiaries, or any of their associates, is indebted to BriaCell or its subsidiaries as of the Record Date nor was indebted to BriaCell or its subsidiaries during the financial year ended July 2022, nor have any such individuals been or are currently indebted to another entity where such indebtedness is or has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement provided by BriaCell or any of its subsidiaries, for indebtedness other than “routine indebtedness”, as that term is defined by applicable securities law. There is and has been no indebtedness of any director, executive officer or senior officer or associate of any of them, to or guaranteed or supported by SpinCo during the period from incorporation.

Additional Information

Additional information relating to BriaCell is on SEDAR at www.sedar.com and at EDGAR at www.sec.gov. BriaCell Shareholders may contact BriaCell at 888.485.6340 to request copies of BriaCell’s financial statements and management’s discussion and analysis.

Financial information is provided in BriaCell’s comparative audited financial statements and management’s discussion and analysis for its most recently completed financial years ended 2022 and 2021 which are filed on SEDAR.

Directors’ Approval

The contents of this Proxy Statement and the sending thereof to the BriaCell Shareholders have been approved by the BriaCell Board.

DATED at Toronto, Ontario, this 24th day of July, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Jamieson Bondarenko”

Jamieson Bondarenko

Chairman of the Board

112

Schedule “A”

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF

THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT

Article 1

DEFINITIONS AND INTERPRETATION

1.1 Definitions.

In this plan of arrangement, unless there is something in the subject matter or context inconsistent therewith, the following capitalized words and terms shall have the following meanings:

(a)	“Arrangement” means the arrangement pursuant to the Arrangement Provisions in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with section 6.1 of the Arrangement Agreement or this Plan of Arrangement, or made at the direction of the Court either in the Interim Order or Final Order with the written consent of BriaCell and SpinCo;

(b)	“Arrangement Agreement” means the arrangement agreement dated as of May 24, 2023 between BriaCell and SpinCo, as may be supplemented or amended from time to time;

(c)	“Arrangement Provisions” means Part 9, Division 5 of the BCBCA;

(d)	“Arrangement Resolution” means the special resolution of the BriaCell Shareholders approving the Arrangement, substantially in the form attached as Schedule “A” hereto, subject to any amendments or variations thereto made in accordance with the terms of the Arrangement Agreement or at the direction of the Court in the Interim Order with the consent of BriaCell;

(e)	“Articles” means, in respect of a person, its articles of incorporation, amalgamation, or continuation, as applicable, together with all amendments thereto;

(f)	“BCBCA” means the British Columbia Business Corporations Act, S.B.C. , 2002, c. 57, as amended;

(g)	“BriaCell Board” means the board of directors of BriaCell;

(h)	“BriaCell Class A Shares” has the meaning set forth in Section 3.1(e)(i)(A);

(i)	“BriaCell Meeting” means the special meeting of the BriaCell Shareholders (including, any adjournments or postponements thereof) to be held to consider and, if deemed advisable, approve the Arrangement and such further or other business as may properly come before the BriaCell Meeting;

(j)	“BriaCell Optionholders” means the holders of BriaCell Options;

(k)	“BriaCell Options” means options to acquire BriaCell Shares granted pursuant to the BriaCell Omnibus Equity Incentive Plan which are outstanding immediately prior to the Effective Time;

(l)	“BriaCell Reorganization” has the meaning set forth in the Arrangement Agreement;

(m)	“BriaCell Replacement Option” has the meaning set forth in Section 3.1(f)(i);

A-1

(n)	“BriaCell Shareholder” means a registered or beneficial holder of BriaCell Shares, BriaCell Class A Shares or New BriaCell Shares, as the context requires;

(o)	“BriaCell Shares” means the existing common shares without par value that BriaCell is authorized to issue as the same are constituted immediately before the Effective Time;

(p)	“BriaCell Warrants” means the share purchase warrants of BriaCell exercisable to acquire BriaCell Shares (or such other securities or other property as may be provided for under their terms) which are outstanding immediately prior to the Effective Time;

(q)	“Business Day” means a day which is not a Saturday, Sunday or statutory holiday in the City of Toronto, Ontario and the City of Vancouver, British Columbia;

(r)	“Court” means the Supreme Court of British Columbia;

(s)	“Depositary” means Computershare Trust Company of Canada, or such other depositary as BriaCell may determine;

(t)	“Dissent Procedures” means the rules pertaining to the exercise of Dissent Rights as set forth in Section 238 of the BCBCA, and Article 5 of this Plan of Arrangement;

(u)	“Dissent Rights” means the rights of dissent granted in favour of registered holders of BriaCell Shares in accordance with Article 5 of this Plan of Arrangement;

(v)	“Dissenting Share” means a BriaCell Share in respect of which Dissent Rights are validly exercised by a registered BriaCell Shareholder;

(w)	“Dissenting Shareholder” means a registered BriaCell Shareholder who has validly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights in respect of the Arrangement Resolution in strict compliance with the Dissent Procedures and whose Dissent Rights remain valid immediately prior to the Effective Time, but only in respect of the Dissenting Shares held by such registered BriaCell Shareholder;

(x)	“Effective Date” means the date on which the Arrangement becomes effective, as agreed upon by BriaCell and SpinCo in accordance with the Final Order;

(y)	“Effective Time” means 12:01 (Toronto time) on the Effective Date or such other time on the Effective Date as agreed to in writing by BriaCell and SpinCo;

(z)	“Encumbrance” means any lien, charge, claim, adverse interest, security interest, third party right or encumbrance of any kind or nature;

(aa)	“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time prior to the Effective Date;

(bb)	“Final Proscription Date” has the meaning set forth in Section 6.4;

(cc)	“In the Money Amount” at a particular time with respect to a BriaCell Option, BriaCell Replacement Option or SpinCo Option means the amount, if any, by which the fair market value of the underlying security exceeds the exercise price of the relevant option at such time;

(dd)	“Information Circular” means the management information circular of BriaCell, including all exhibits, appendices, and schedules thereto, to be sent to the BriaCell Shareholders in connection with the BriaCell Meeting, together with any amendments or supplements thereto;

A-2

(ee)	“Interim Order” means the interim order of the Court providing advice and directions in connection with the BriaCell Meeting and the Arrangement;

(ff)	“IPCo” means, as applicable:

(i)	an unlimited liability corporation incorporated under the laws of the Province of British Columbia in connection with the BriaCell Reorganization, having the name “BriaIP Therapeutics ULC” or such other name as may be determined at the time of its incorporation or subsequent alteration of its notice of articles, and

(ii)	after the alteration of the notice of articles described in Section 3.1(d), a limited company organized under the laws of the Province of British Columbia, having the name “BriaIP Therapeutics Corp.” or such other name as may be determined at the time of such alteration;

(gg)	“IPCo Shares” means the common shares in the capital of IPCo;

(hh)	“Letter of Transmittal” means the letter of transmittal in respect of the Arrangement to be sent to the BriaCell Shareholders together with the Information Circular;

(ii)	“NASDAQ” means the NASDAQ Stock Market;

(jj)	“New BriaCell Shares” has the meaning set forth in Section 3.1(e)(i)(B);

(kk)	“Non-Share Consideration” has the meaning set forth in Section 3.1(b)(ii);

(ll)	“Person” means and includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, a trustee executor, administrator or other legal representative and the Crown or any agency or instrumentality thereof;

(mm)	“Plan of Arrangement” means this plan of arrangement, as the same may be amended or varied from time to time in accordance with the terms of the Arrangement Agreement or the plan of arrangement, or at the director of the Court in the Final order with the prior written consent of the Parties, each acting reasonably;

(nn)	“Registrar” means the Registrar of Companies under the BCBCA;

(oo)	“Share Distribution Record Date” means the close of business on the Business Day immediately preceding the Effective Date for the purpose of determining the BriaCell Shareholders entitled to receive SpinCo Shares pursuant to this Plan of Arrangement or such other date as the BriaCell Board may select;

(pp)	“SpinCo Assets” means those certain pre-clinical pipeline assets of BriaCell, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer;

(qq)	“SpinCo” means BriaPro Therapeutics Corp., a corporation existing under the Business Corporations Act (British Columbia);

(rr)	“SpinCo Option” has the meaning set forth in Section 3.1(f)(ii);

(ss)	“SpinCo Shareholder” means a registered or beneficial holder of SpinCo Shares, as the context requires;

(tt)	“SpinCo Shares” means the common shares without par value in the capital of SpinCo;

A-3

(uu)	“SpinCo Stock Option Plan” means the stock option plan to be adopted by SpinCo in accordance with the Arrangement Agreement, as the same may be modified, amended or restated from time to time;

(vv)	“Tax Act” means the Income Tax Act (Canada), R.S.C. 1985 (5th Supp.) c.1, as amended;

(ww)	“TSX” means the Toronto Stock Exchange; and

(xx)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2 Interpretation Not Affected by Headings.

The division of this Plan of Arrangement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specifically indicated, the terms “this Plan of Arrangement”, “hereof”, “hereunder” and similar expressions refer to this Plan of Arrangement as a whole and not to any particular article, section, subsection, paragraph or subparagraph and include any agreement or instrument supplementary or ancillary hereto.

1.3 Number and Gender.

Unless the context otherwise requires, words importing the singular number only shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and words importing Persons shall include firms and corporations.

1.4 Meaning.

Words and phrases used herein and defined in the BCBCA shall have the same meaning herein as in the BCBCA, unless the context otherwise requires.

1.5 Date for any Action.

If any date on which any action is required to be taken under this Plan of Arrangement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.6 Governing Law.

This Plan of Arrangement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Article 2

ARRANGEMENT AGREEMENT

2.1 Arrangement Agreement.

This Plan of Arrangement is made pursuant and subject to the provisions of the Arrangement Agreement.

2.2 Arrangement Effectiveness.

The Arrangement and this Plan of Arrangement shall become final and conclusively binding on BriaCell, the BriaCell Shareholders (including Dissenting Shareholders), the BriaCell Optionholders, SpinCo, the SpinCo Shareholders and IPCo at the Effective Time without any further act or formality as required on the part of any Person, except as expressly provided herein.

A-4

Article 3

THE ARRANGEMENT

3.1 The Arrangement.

Commencing at the Effective Time, each of the steps, events or transactions set out below shall, except for steps, events or transactions deemed to occur concurrently with other steps, events or transactions as set out below, occur and shall be deemed to occur consecutively in ten minute intervals in the following order (or in such other manner, order or times as BriaCell and SpinCo may agree in writing) without any further act or formality (notwithstanding anything contained in the provisions attaching to any of the securities of BriaCell or SpinCo), except as otherwise provided herein:

(a)	Each Dissenting Share held by a Dissenting Shareholder shall be, and shall be deemed to have been, transferred by the holder thereof to, and acquired for cancellation, by BriaCell (free and clear of any Encumbrances), and:

(i)	such Dissenting Shareholders shall cease to be holders of such Dissenting Shares and to have any rights as BriaCell Shareholders in respect of such Dissenting Shares, other than the right to be paid fair value for such Dissenting Shares by BriaCell in accordance with Article 5 of this Plan of Arrangement;

(ii)	all such Dissenting Shares so transferred to BriaCell pursuant to this Section 3.1(a) shall be cancelled; and

(iii)	such Dissenting Shareholders’ names shall be removed from the register of holders of BriaCell Shares maintained by or on behalf of BriaCell as it relates to the Dissenting Shares so transferred.

(b)	BriaCell shall transfer all of its legal and beneficial right, title and interest in and to the IPCo Shares to SpinCo in consideration for:

(i)	the issuance by SpinCo to BriaCell of such number of SpinCo Shares so that, following the issuance, the total number of outstanding SpinCo Shares is equal to three times the number of then-outstanding BriaCell Shares (for greater certainty, excluding the number of BriaCell Shares cancelled in accordance with Section 3.1(a)); and

(ii)	the assumption by SpinCo of BriaCell’s obligation under the terms of the BriaCell Warrants to deliver SpinCo Shares to holders of BriaCell Warrants (the “Non-Share Consideration”) upon the exercise of the BriaCell Warrants in accordance with their terms.

(c)	Concurrently with the transfer in Section 3.1(b), there shall be added to the capital account maintained by SpinCo in respect of the SpinCo Shares:

(i)	if the parties file a joint election pursuant to subsection 85(1) of the Tax Act in respect of the transfer, an amount equal to the agreed amount for purposes of such election, less the fair market value of the Non-Share Consideration; or

(ii)	if no such election is filed, an amount equal to the fair market value of the IPCo Shares, less the fair market value of the Non-Share Consideration.

(d)	Pursuant to section 51.4 of the BCBCA, the notice of articles of IPCo shall be altered to:

(i)	remove the statement referred to in section 51.11 of the BCBCA, and

A-5

(ii)	change the name of IPCo to “BriaIP Therapeutics Corp”, or such other name as may be acceptable to the Registrar and specified in the alteration of the notice of articles,

and IPCo shall cease to be an “unlimited liability company” and will thereafter be a “limited company”, each as defined in the BCBCA.

(e)	In the course of a reorganization of BriaCell’s authorized and issued share capital:

(i)	the notice of articles and articles of BriaCell shall be amended:

(A)	to rename and redesignate all of the issued and unissued BriaCell Shares as “Class A common shares without par value” (the “BriaCell Class A Shares”) and to amend the special rights and restrictions attached to the BriaCell Class A Shares to provide the holders thereof with the following rights:

(1)	to receive notice of and to vote at all meetings of shareholders of BriaCell (except meetings at which only holders of a specified class of shares are entitled to vote), and holders shall be entitled to two votes for each BriaCell Class A Share held;

(2)	to receive, subject to the rights of holders of any other class of shares, any dividends as and when declared by the directors of BriaCell in their absolute discretion from time to time; and

(3)	to receive, pari passu with the New BriaCell Shares (as defined below), and subject to the rights of the holders of any other class of shares, a pro rata portion of the remaining property of BriaCell on the liquidation, dissolution or winding up of BriaCell, whether voluntary or involuntary;

(B)	to create a new class of shares consisting of an unlimited number of “common shares without par value” (the “New BriaCell Shares”) with special rights and restrictions attached to the New BriaCell Shares to provide the holders thereof with the following rights:

(1)	to receive notice of and to vote at all meetings of shareholders of BriaCell (except meetings at which only holders of a specified class of shares are entitled to vote), and holders shall be entitled to one vote for each New BriaCell Share held;

(2)	to receive, subject to the rights of the holders of any other class of shares, any dividends as and when declared by the directors of BriaCell in their absolute discretion from time to time; and

(3)	to receive, pari passu with the BriaCell Class A Shares, and subject to the rights of the holders of any other class of shares, a pro rata portion of the remaining property of BriaCell on the liquidation, dissolution or winding up of BriaCell, whether voluntary or involuntary;

A-6

(ii)	each BriaCell Class A Share issued and outstanding immediately before the reorganization of BriaCell’s share capital pursuant to this Section 3.1(b) shall be exchanged with BriaCell, free and clear of any Encumbrances, for the issuance of one New BriaCell Share and the transfer of one SpinCo Share, and upon such exchange:

(A)	each such exchanged BriaCell Class A Share shall be cancelled, and the holder of such exchanged BriaCell Class A Share shall be removed from BriaCell’s central securities register;

(B)	each holder of such exchanged BriaCell Class A Shares shall be entered in BriaCell’s central securities register in respect of the New BriaCell Shares issued to such holder;

(C)	BriaCell shall be removed from SpinCo’s central securities register in respect of the SpinCo Shares distributed; and

(D)	each holder of such exchanged BriaCell Class A Shares shall be entered in SpinCo’s central securities register of in respect of the SpinCo Shares distributed to such holder,

and the holders of such BriaCell Class A Shares shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such BriaCell Class A Shares;

(iii)	concurrently with the exchange in Section 3.1(e)(ii), the capital account in respect of the BriaCell Class A Shares shall be reduced to nil, and there shall be added to the capital account maintained by BriaCell in respect of the New BriaCell Shares the amount by which (A) the amount by which the capital account of the BriaCell Class A Shares is reduced pursuant to this Section 3.1(e)(iii) exceeds (B) the fair market value of the SpinCo Shares distributed to the former holders of BriaCell Class A Shares pursuant to Section 3.1(e)(ii); and

(iv)	the authorized share structure of BriaCell will be amended by eliminating the BriaCell Class A Shares and the notice of articles and articles of BriaCell will be amended accordingly.

(f)	Each BriaCell Option will be exchanged, without any further act or formality, for:

(i)	one option to acquire one New BriaCell Share (a “BriaCell Replacement Option”) having an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a New BriaCell Share at the Effective Time by (B) the aggregate fair market value of a New BriaCell Share and a SpinCo Share at the Effective Time; and

(ii)	one option to acquire one SpinCo Share (a “SpinCo Option”) having an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a SpinCo Share at the Effective Time by (B) the aggregate fair market value of a New BriaCell Share and a SpinCo Share at the Effective Time,

provided that the aforesaid exercise prices will be rounded up to the nearest whole cent and will be further adjusted to the extent required to ensure that the aggregate In the Money Amount of the BriaCell Replacement Option and the SpinCo Option immediately after the exchange does not exceed the In the Money Amount immediately before the exchange of the BriaCell Option so exchanged. It is intended that subsection 7(1.4) of the Tax Act apply to the exchange of BriaCell Options. The term to expiry, conditions to and manner of exercise and other terms and conditions of each of the BriaCell Replacement Options and SpinCo Options shall be the same as the terms and conditions of the BriaCell Option for which it is exchanged, provided each SpinCo Option shall be governed by the terms and conditions of the SpinCo Stock Option Plan and, in the event of any inconsistency or conflict the SpinCo Stock Option Plan shall govern. Any document previously evidencing a BriaCell Option shall thereafter evidence and be deemed to evidence the corresponding BriaCell Replacement Options and SpinCo Options and no certificates evidencing the BriaCell Replacement Options and SpinCo Options shall be issued.

A-7

3.2 No Fractional Shares.

Notwithstanding any other provision of this Plan of Arrangement, no fractional New BriaCell Shares or SpinCo Shares shall be issued or distributed to BriaCell Shareholders in connection with this Plan of Arrangement. The total number of New BriaCell Shares or SpinCo Shares to be issued to any BriaCell Shareholder shall, without additional compensation, be rounded down to the nearest whole New BriaCell Share or SpinCo Share, as applicable, in the event that a BriaCell Shareholder is entitled to a fractional share.

3.3 Deemed Fully Paid and Non-Assessable Shares.

All shares of BriaCell and SpinCo issued pursuant hereto shall be deemed to be validly issued and outstanding as fully paid and non-assessable shares for all purposes of the BCBCA.

3.4 Supplementary Actions.

Notwithstanding that the transactions and events set out in Section 3.1 shall occur and shall be deemed to occur in the chronological or concurrent order therein set out without any act or formality, each of BriaCell and SpinCo shall be required to make, do and execute or cause and procure to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be required to give effect to, or further document or evidence, any of the transactions or events set out in Section 3.1, including, without limitation, any resolutions of directors authorizing the issue, transfer or redemption of shares, any share transfer powers evidencing the transfer of shares and any receipt therefor, any necessary additions to or deletions from share registers, and agreements for stock options.

3.5 Withholding.

Each of BriaCell, SpinCo and the Depositary shall be entitled to deduct and withhold from any cash payment or any issue, transfer or distribution of New BriaCell Shares or SpinCo Shares made pursuant to this Plan of Arrangement such amounts as may be required to be deducted and withheld pursuant to the Tax Act or any other applicable law, and any amount so deducted and withheld will be deemed for all purposes of this Plan of Arrangement to be paid, issued, transferred or distributed to the Person entitled thereto under the Plan of Arrangement, provided such amount is remitted to the appropriate governmental authority. Without limiting the generality of the foregoing, any New BriaCell Shares or SpinCo Shares so deducted and withheld may be sold on behalf of the Person entitled to receive them for the purpose of generating cash proceeds, net of brokerage fees and other reasonable expenses, sufficient to satisfy all remittance obligations relating to the required deduction and withholding, and any cash remaining after such remittance shall be paid to the Person forthwith.

3.6 No Liens.

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any liens, restrictions, adverse claims or other claims of third parties of any kind.

3.7 U.S. Securities Law Matters.

The Court is advised that the Arrangement will be carried out with the intention that the SpinCo Shares delivered or deemed to be delivered upon completion of the Arrangement to the BriaCell Shareholders on completion of the Arrangement will be issued in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act.

A-8

Article 4

CERTIFICATES

4.1 BriaCell Share Certificates.

As soon as practicable following the Effective Date, BriaCell or SpinCo shall deliver or cause to be delivered to the Depositary certificates representing the New BriaCell Shares required to be issued to the registered BriaCell Shareholders as at immediately prior to the Effective Time in accordance with the provisions of Section 3.1(e)(ii) of this Plan of Arrangement, which certificates shall be held by the Depositary as agent and nominee for such holders for distribution thereto in accordance with the provisions of Section 6.1 hereof.

4.2 SpinCo Certificates.

As soon as practicable following the Effective Date, BriaCell shall deliver or cause to be delivered to the Depositary certificates representing the SpinCo Shares required to be issued to registered BriaCell Shareholders as at immediately prior to the Effective Time in accordance with the provisions of Section 3.1(e)(ii) of this Plan of Arrangement, which certificates shall be held by the Depositary as agent and nominee for such holders for distribution thereto in accordance with the provisions of Section 6.1 hereof.

Article 5

RIGHTS OF DISSENT

5.1 Dissent Right.

Registered holders of BriaCell Shares may exercise Dissent Rights with respect to their BriaCell Shares in connection with the Arrangement pursuant to the Interim Order and in the manner set forth in the Dissent Procedures, as they may be amended by the Interim Order, Final Order or any other order of the Court, and provided that such Dissenting Shareholder delivers a written notice of dissent to BriaCell at least two (2) Business Days before the day of the BriaCell Meeting or any adjournment or postponement thereof.

5.2 Dealing with Dissenting Shares.

BriaCell Shareholders who duly exercise Dissent Rights with respect to their Dissenting Shares and who:

(a)	are ultimately entitled to be paid fair value for their Dissenting Shares by BriaCell shall be deemed to have transferred their Dissenting Shares to BriaCell for cancellation as of the Effective Time pursuant to Section 3.1(a); or

(b)	for any reason are ultimately not entitled to be paid for their Dissenting Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting BriaCell Shareholder and shall receive New BriaCell Shares and SpinCo Shares on the same basis as every other non-dissenting BriaCell Shareholder, but in no case shall BriaCell be required to recognize such Persons as holding BriaCell Shares on or after the Effective Date.

5.3 Reservation of BriaCell Shares.

If a BriaCell Shareholder exercises Dissent Rights, BriaCell shall, on the Effective Date, set aside and not distribute that portion of the SpinCo Shares which is attributable to the BriaCell Shares for which Dissent Rights have been exercised. If the dissenting BriaCell Shareholder is ultimately not entitled to be paid for their Dissenting Shares, BriaCell shall distribute to such BriaCell Shareholder his or her pro rata portion of the SpinCo Shares. If a BriaCell Shareholder duly complies with the Dissent Procedures and is ultimately entitled to be paid for their Dissenting Shares, then BriaCell shall retain the portion of the SpinCo Shares attributable to such BriaCell Shareholder and such shares will be dealt with as determined by the BriaCell Board in its discretion.

A-9

Article 6

DELIVERY OF SHARES

6.1 Delivery of Shares.

(a)	Upon surrender to the Depositary for cancellation of a certificate that immediately before the Effective Time represented one or more outstanding BriaCell Shares, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate will be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, certificates representing the New BriaCell Shares and SpinCo Shares that such holder is entitled to receive in accordance with Section 3.1 hereof.

(b)	After the Effective Time and until surrendered for cancellation as contemplated by Section 6.1(a) hereof, each certificate that immediately prior to the Effective Time represented one or more BriaCell Shares shall be deemed at all times to represent only the right to receive in exchange therefor certificates representing the New BriaCell Shares and SpinCo Shares that such holder is entitled to receive in accordance with Section 3.1 hereof.

6.2 Lost Certificates.

If any certificate that immediately prior to the Effective Time represented one or more outstanding BriaCell Shares that were exchanged for New BriaCell Shares and SpinCo Shares in accordance with Section 3.1 hereof, shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the New BriaCell Shares and SpinCo Shares that such holder is entitled to receive in accordance with Section 3.1 hereof. When authorizing such delivery of New BriaCell Shares and SpinCo Shares that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom such securities are to be delivered shall, as a condition precedent to the delivery of such New BriaCell Shares and SpinCo Shares, give a bond satisfactory to BriaCell, SpinCo and the Depositary in such amount as BriaCell, SpinCo and the Depositary may direct, or otherwise indemnify BriaCell, SpinCo and the Depositary in a manner satisfactory to BriaCell, SpinCo and the Depositary, against any claim that may be made against BriaCell, SpinCo or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the Articles of BriaCell.

6.3 Distributions with Respect to Unsurrendered Certificates.

No dividend or other distribution declared or made after the Effective Time with respect to New BriaCell Shares or SpinCo Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding BriaCell Shares unless and until the holder of such certificate shall have complied with the provisions of Section 6.1 or Section 6.2 hereof. Subject to applicable law and to Section 3.5 hereof, at the time of such compliance, there shall, in addition to the delivery of the New BriaCell Shares and SpinCo Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such New BriaCell Shares and/or SpinCo Shares, as applicable.

6.4 Limitation and Proscription.

To the extent that a former BriaCell Shareholder shall not have complied with the provisions of Section 6.1 or Section 6.2 hereof, as applicable, on or before the date that is six (6) years after the Effective Date (the “Final Proscription Date”), then the New BriaCell Shares and SpinCo Shares that such former BriaCell Shareholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof, and the New BriaCell Shares and SpinCo Shares to which such BriaCell Shareholder was entitled shall be delivered to BriaCell (in the case of the New BriaCell Shares) or SpinCo (in the case of the SpinCo Shares) by the Depositary and certificates representing such New BriaCell Shares and SpinCo Shares shall be cancelled by BriaCell and SpinCo, as applicable, and the interest of the former BriaCell Shareholder in such and New BriaCell Shares and SpinCo Shares to which it was entitled shall be terminated as of such Final Proscription Date. For greater certainty, any amounts for dividends or distributions related to such New BriaCell Shares or SpinCo Shares being held by the Depositary in accordance with Section 6.3 shall be surrendered and returned to BriaCell or SpinCo, as applicable, without interest concurrent with the cancellation of any entitlement to receive such New BriaCell Shares or SpinCo Shares pursuant to this Section 6.4.

A-10

6.5 Paramountcy.

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all BriaCell Shares issued prior to the Effective Time; and (ii) the rights and obligations BriaCell Shareholders, BriaCell Optionholders SpinCo Shareholders, the Depositary and any transfer agent or other depositary therefor, shall be solely as provided for in this Plan of Arrangement.

Article 7

AMENDMENTS & WITHDRAWAL

7.1 Amendments.

BriaCell and SpinCo reserve the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be contained in a written document that is filed with the Court and, if made following the BriaCell Meeting, approved by the Court.

7.2 Amendments Made Prior to or at the BriaCell Meeting.

Any amendment, modification or supplement to this Plan of Arrangement, if agreed upon by BriaCell and SpinCo, may be proposed by BriaCell and SpinCo at any time prior to or at the BriaCell Meeting with or without any prior notice or communication, and if so proposed and accepted by the BriaCell Shareholders voting at the BriaCell Meeting, shall become part of this Plan of Arrangement for all purposes.

7.3 Amendments Made After the BriaCell Meeting.

Any amendment, modification or supplement to this Plan of Arrangement, if agreed upon by BriaCell and SpinCo, may be proposed by BriaCell and SpinCo after the BriaCell Meeting but prior to the Effective Time and any such amendment, modification or supplement which is approved by the Court following the BriaCell Meeting shall be effective and shall become part of the Plan of Arrangement for all purposes. Notwithstanding the foregoing, any amendment, modification or supplement to this Plan of Arrangement may be made following the granting of the Final Order unilaterally by BriaCell, provided that it concerns a matter which, in the reasonable opinion of BriaCell and SpinCo, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any BriaCell Shareholder or SpinCo Shareholder.

7.4 Withdrawal.

Notwithstanding any prior approvals by the Court or by the BriaCell Shareholders, the BriaCell Board may decide not to proceed with the Arrangement and to revoke the Arrangement Resolution at any time prior to the Effective Time, without further approval of, or notice to, the Court or the BriaCell Shareholders.

[Remainder of page intentionally left blank.]

A-11

SCHEDULE “A”

ARRANGEMENT RESOLUTION

“BE IT RESOLVED, AS A SPECIAL RESOLUTION THAT:

1.	The arrangement (the “Arrangement”) under Section 288 of the British Columbia Business Corporations Act (the “BCBCA”) involving BriaCell Therapeutics Corp. a corporation incorporated pursuant to the provincial laws of British Columbia (“BriaCell”), its shareholders and BriaPro Therapeutics Corp., a corporation incorporated pursuant to the provincial laws of British Columbia (“SpinCo”), all as more particularly described and set forth in the management information circular (the “Information Circular”) of BriaCell dated ●, 2023 accompanying the notice of meeting (as the Arrangement may be, or may have been, modified or amended in accordance with the terms of the Arrangement Agreement and the Plan of Arrangement, each as defined below), be and is hereby authorized, approved and adopted.

2.	The plan of arrangement (the “Plan of Arrangement”), implementing the Arrangement, the full text of which is appended to the Information Circular (as the Plan of Arrangement may be, or may have been, modified or amended in accordance with its terms), be and is hereby authorized, approved and adopted.

3.	The arrangement agreement (the “Arrangement Agreement”) between BriaCell and SpinCo dated May 24, 2023 and all the transactions contemplated therein, the actions of the directors of BriaCell in approving the Arrangement and the actions of the directors and officers of BriaCell in executing and delivering the Arrangement Agreement and any amendments thereto, be and are hereby confirmed, ratified, authorized and approved.

4.	Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by the shareholders of BriaCell or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of BriaCell be and are hereby authorized and empowered, without further notice to, or approval of, the shareholders of BriaCell:

(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement; and

(b)	subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

5.	Any one director or officer of BriaCell be and is hereby authorized and directed, for and on behalf and in the name of BriaCell, to execute and deliver, whether under the corporate seal of BriaCell or otherwise, all such deeds, instruments, assurances, agreements, forms, waivers, notices, certificates, confirmations and other documents and to do or cause to be done all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Arrangement Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Arrangement Agreement, including:

(a)	all actions required to be taken by or on behalf of BriaCell, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities; and

(b)	the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by BriaCell;

such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.”

A-12

Schedule “B”

INTERIM ORDER

SUPREME COURT
OF BRITISH COLUMBIA
VANCOUVER REGISTRY

JUL 13 2023

ENTERED

No. S-234888
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING BRIACELL THERAPEUTICS CORP., ITS SHAREHOLDERS AND CERTAIN OF ITS OTHER SECURITYHOLDERS, and BRIAPRO THERAPEUTICS CORP.

BRIACELL THERAPEUTICS CORP.

PETITIONER

ORDER MADE AFTER APPLICATION
(INTERIM ORDER)

	)		)	
BEFORE	)	MASTER	)	13/July/2023
	)	BILAWICH	)	

ON THE APPLICATION of the petitioner, BriaCell Therapeutics Corp. (**"BriaCell"**), pursuant to sections 186 and 288 – 297 of the *Business Corporations Act*, S.B.C. 2002, c. 57, as amended (the **"BCBCA"**), for an Interim Order in connection with a proposed plan of arrangement involving its shareholders, certain of its other securityholders and BriaPro Therapeutics Corp. (**"SpinCo"**) WITHOUT NOTICE and coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on July 13, 2023 and on hearing Devon A. Luca, counsel for BriaCell; and upon reading the Petition, Affidavit #1 Jamieson Bondarenko sworn on July 10, 2023 and Affidavit #1 of Nelam Raju sworn on July 10, 2023 (the **"Raju Affidavit"**);

THIS COURT ORDERS that:

DEFINITIONS

1. As used in this Order, unless otherwise defined, terms beginning with capital letters shall have the respective meanings set out in draft notice of meeting and proxy statement of BriaCell (the **"Proxy Statement"**), a copy of which is attached as Exhibit "A" to the Raju Affidavit.

B-1

- 2 -

SPECIAL MEETING

2. Pursuant to section 291(2)(b)(i) and section 289(1)(a)(i) and (e) of the BCBCA, BriaCell is authorized to call, hold and conduct a special meeting (the **"Meeting"**) of the holders (collectively, the **"BriaCell Shareholders"**) of common shares of BriaCell (the "**BriaCell Shares**") to be held at 10:00 a.m. (Eastern time) on August 18, 2023, via live audio-only webcast, online using the Lumi meeting platform, for, among other things, BriaCell Shareholders to consider and, if deemed advisable, pass, with or without variation, a special resolution (the **"Arrangement Resolution"**) approving and adopting in accordance with Division 5 of Part 9 of the BCBCA an arrangement (the **"Arrangement"**) substantially as contemplated in the plan of arrangement (the **"Plan of Arrangement"**) attached as Schedule "A" to the Proxy Statement.

3. The Meeting shall be called, held and conducted in accordance with the applicable provisions of the BCBCA, the Proxy Statement, the articles of BriaCell and applicable securities laws, subject to the terms of this Interim Order and any further Order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency, this Interim Order shall govern.

RECORD DATE

4. The record date for determining the BriaCell Shareholders entitled to receive the Proxy Statement (including the Notice of Hearing Petition, as defined in paragraph 10 below, and this Interim Order), the form of proxy or voting instruction form and the letter of transmittal, all as applicable (collectively, the **"Meeting Materials"**) shall be the close of business on July 18, 2023 (the **"Record Date"**), as previously approved by the BriaCell Board and published by BriaCell.

5. The Record Date will not change in respect of any adjournment(s), postponements, or relocation of the Meeting unless (i) agreed to in writing by BriaCell and SpinCo, or (ii) required by this Court or by applicable law.

NOTICE OF SPECIAL MEETING

6. The Proxy Statement is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and BriaCell shall not be required to send the BriaCell Shareholders any other or additional statements pursuant to section 290(1)(a) of the BCBCA.

7. The Meeting Materials, with such deletions, amendments and inclusions thereto as counsel for BriaCell may advise are necessary or desirable and as are not inconsistent with the terms of this Interim Order, shall be sent:

   (a) to registered BriaCell Shareholders whose names appear in the securities registers of BriaCell determined as at the Record Date (the **"Registered BriaCell Shareholders"**), at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery, by prepaid ordinary mail or by delivery in person or by recognized courier service, addressed to the Registered BriaCell Shareholder at his, her or its address as such address appears in BriaCell's securities registers as at the Record Date;

B-2

- 3 -

(b) to beneficial BriaCell Shareholders (those whose names do not appear in the securities registers of BriaCell) (the "**Beneficial BriaCell Shareholders**") by providing, in accordance with National Instrument 54-101 – *Communications with Beneficial Owners of Securities of a Reporting Issuer* of the Canadian Securities Administrators, the requisite number of copies of the Meeting Materials to intermediaries and registered nominees to facilitate the distribution of the Meeting Materials to the Beneficial BriaCell Shareholders, at least three (3) Business Days prior to the twenty-first (21st) day prior to the date of the Meeting;

(c) at any time by email or facsimile transmission to any BriaCell Shareholder who identifies itself to the satisfaction of BriaCell (acting through its representatives), who requests such email or facsimile transmission and, if required by BriaCell, agrees to pay the charges related to such transmission;

(d) to the directors and auditor of BriaCell by prepaid ordinary mail, delivery in person or by recognized courier service, email or facsimile transmission at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery, and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

8. The Meeting Materials shall not be sent to Registered BriaCell Shareholders where mail previously sent to such holders by BriaCell or its registrar and transfer agent has been returned to BriaCell or its registrar and transfer agent on two or more previous consecutive occasions.

NOTICE OF FINAL ORDER HEARING

9. BriaCell shall be and is hereby at liberty to give notice of these proceedings to persons outside the jurisdiction of this Court in the manner specified herein.

10. The Notice of Hearing of Petition in substantially the same form as attached to Exhibit "C" of the Raju Affidavit (the "**Notice of Hearing of Petition**") is hereby authorized for use as the notice of hearing for the Final Order Hearing. Service of the Notice of Hearing of Petition in accordance with this Interim Order shall constitute good and sufficient notice of these proceedings and of the Final Order Hearing (as defined below).

11. BriaCell shall include in the Meeting Materials, when sent in accordance with paragraph 7 of this Interim Order, a copy of this Interim Order and the Notice of Hearing of Petition (collectively, the "**Court Materials**"), and such Court Materials shall be deemed to have been served at the times specified in accordance with paragraphs 19 of this Interim Order, whether such persons reside within British Columbia or within another jurisdiction.

12. BriaCell shall also deliver to the holders of options to acquire BriaCell Shares ("**BriaCell Options**") and the registered holders of warrants exercisable to acquire BriaCell Shares ("**BriaCell Warrants**") (collectively, the "**Additional Securityholders**") at least twenty-one (21) days prior to the hearing of the application for a Final Order, a copy of the Proxy Statement, a copy of the Notice of

B-3

B-4

- 5 -

ADJOURNMENTS AND POSTPONEMENTS

16. Notwithstanding the provisions of the BCBCA and the articles of BriaCell, and subject to the terms of the Arrangement Agreement, the board of directors of BriaCell (the **"BriaCell Board"**) by resolution shall be entitled to adjourn or postpone the Meeting on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the BriaCell Shareholders respecting the adjournment or postponement, and without the need for approval of this Court. BriaCell shall provide notice of any such adjournment or postponement by press release, news release, newspaper advertisement or notice sent to the BriaCell Shareholders by one of the methods specified in paragraph 7 of this Interim Order, as determined to be the most appropriate method of communication by the BriaCell Board.

OTHER TERMS RE NOTICE AND SERVICE

17. Accidental delay, failure, or omission by BriaCell to deliver the Meeting Materials, Court Materials or Notice Materials, or the non-receipt of such notice or materials by any one or more of the persons specified herein, or any delay, failure or omission to give such notice as a result of events beyond the reasonable control of BriaCell (including, without limitation, any inability to use postal services) shall not constitute a breach of this Interim Order, or in relation to notice to the BriaCell Shareholders, a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of BriaCell, then it shall use reasonable commercial efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

UPDATING MEETING OR COURT MATERIALS

18. Notice of any amendments, modifications, updates or supplements to any of the information provided in the Meeting Materials, Court Materials or Notice Materials may be communicated, at any time prior to the Meeting, to the BriaCell Shareholders and Additional Securityholders, as applicable, or any other persons entitled thereto, by press release, news release, newspaper advertisement, or by any of the means set forth in paragraph 7 or 12, as applicable, as determined to be the most appropriate or reasonably practicable method of communication by BriaCell.

DEEMED RECEIPT OF NOTICE

19. The Meeting Materials, Court Materials and Notice Materials, and any amendments, modifications, updates or supplements thereto and any notice of adjournment or postponement of the Meeting, shall be deemed to have been received,

    (a) in the case of mailing or courier, at the time specified by section 6(2) of the BCBCA;

    (b) in the case of delivery in person or by inter-office mail, at the time of delivery in person or by inter-office mail;

    (c) in the case of transmission by email, facsimile or other electronic transmission, upon the transmission thereof;

B-5

- 6 -

(d) in the case of any press release, news release or advertisement, at the time of publication;

(e) in the case of electronic filing on SEDAR, upon the transmission thereof; and

(f) in the case of beneficial BriaCell Shareholders, three (3) days after delivery thereof to intermediaries and registered nominees.

SOLICITATION OF PROXIES

20. BriaCell is authorized to use a form of proxy or voting instruction form and letter of transmittal for BriaCell Shareholders in substantially the same form as attached as Exhibit "E" to the Raju Affidavit, subject to BriaCell's ability to insert dates and other relevant information in the final forms thereof and to make other non-substantive changes and changes legal counsel advise are necessary or appropriate. BriaCell is authorized, at its expense, to solicit proxies directly and through its officers, directors, and employees, and through such agents or representatives as it may retain for that purpose and by mail, telephone or such other form of personal or electronic communication as it may determine.

21. The procedures for the use of proxies at the Meeting and revocation of proxies shall be as set out in the Meeting Materials.

22. BriaCell may, in its discretion, generally waive the time limits for the deposit of proxies by BriaCell Shareholders if BriaCell deems it advisable or reasonable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Meeting.

CONDUCT OF THE MEETING

23. The Chair of the Meeting shall be an officer or director of BriaCell or such other person as may be appointed by the BriaCell Shareholders for that purpose.

24. The Chair of the Meeting is at liberty to call on the assistance of legal counsel to BriaCell at any time and from time to time, as the Chair of the Meeting may deem necessary or appropriate, during the Meeting.

25. The only persons entitled to attend or speak at the Meeting shall be:

(a) BriaCell Shareholders as at the close of business on the Record Date, or their respective duly appointed proxyholders;

(b) directors, officers and advisors of BriaCell;

(c) directors, officers and advisors of SpinCo; and

(d) such other persons with the prior permission of the Chair of the Meeting.

QUORUM AND VOTING

26. The quorum required at the commencement of the Meeting shall be the presence (virtually) of two BriaCell Shareholders who are, or who represent by proxy, BriaCell

B-6

- 7 -

27. The only persons permitted to vote on the Arrangement Resolution at the Meeting will be the BriaCell Shareholders appearing on BriaCell's register of BriaCell Shareholders as of the close of business on the Record Date and their valid proxyholders.

28. At the Meeting, the votes shall be taken on the basis that each holder of a BriaCell Share is entitled to one (1) vote for each BriaCell Share registered in his/her/its name.

29. The vote required to pass the Arrangement Resolution shall be the affirmative vote of not less than two-thirds of the votes cast by the BriaCell Shareholders who are entitled to vote at the Meeting, voting together as a single class.

30. For the purposes of the Meeting, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

SCRUTINEER

31. A representative of BriaCell's registrar and transfer agent (or any agent thereof) is authorized to act as a scrutineer for the Meeting (the **"Scrutineer"**). The Scrutineer's duties shall include:

(a) reviewing and reporting to the Chair of the Meeting on the deposit and validity of proxies;

(b) reporting to the Chair of the Meeting on the quorum of the Meeting;

(c) reporting to the Chair of the Meeting on the polls taken or ballots cast, if any, at the Meeting; and

(d) providing to BriaCell and to the Chair of the Meeting written reports on matters related to their duties.

SHAREHOLDER DISSENT RIGHTS

32. Each Registered BriaCell Shareholder as at the Record Date shall, as set out in the Plan of Arrangement, be permitted to dissent in respect of the Arrangement Resolution in accordance with the dissent procedures set out in Division 2 of Part 8 of the BCBCA, as modified by the terms of this Interim Order, the Plan of Arrangement and the Final Order (the **"Dissent Rights"**), including that:

(a) the written notice containing the information set out in section 242 of the BCBCA (the **"Dissent Notice"**) must be received by BriaCell not later than 5:00 p.m. (Eastern time) on the date that is two Business Days immediately preceding the date of the Meeting (or any adjournment or postponement thereof);

B-7

- 8 -

(b) such dissenting BriaCell Shareholder must not have voted his, her, or its BriaCell Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;

(c) such dissenting BriaCell Shareholder must dissent with respect to all of the BriaCell Shares held by such person;

(d) the exercise of such Dissent Rights must otherwise comply with the requirements of sections 237-247 of the BCBCA, as modified by the Plan of Arrangement and this Interim Order;

(e) each Registered BriaCell Shareholder as at the Record Date that duly exercises such holder's Dissent Rights (a **"Dissenting Shareholder"**) shall, notwithstanding anything to the contrary in section 245 of the BCBCA, be deemed to have transferred the shares held by such holder and in respect of which Dissent Rights have been validly exercised to BriaCell for cancellation free and clear of all Liens (other than the right to be paid fair value for such shares as set out in the Plan of Arrangement); and

(f) the exercise of such Dissent Rights must otherwise comply with the requirements of the BCBCA, as modified by the terms of this Interim Order, the Plan of Arrangement and the Final Order.

33. In addition to any other restrictions under Division 2 of Part 8 of the BCBCA and this Interim Order, none of the following shall be entitled to exercise Dissent Rights: (i) the holders of BriaCell Options; (ii) the holders of BriaCell Warrants; (iii) BriaCell Shareholders who only become BriaCell Shareholders after the Record Date and (iv) holders of BriaCell Shares who vote, or have instructed a proxyholder to vote, such shares in favour of the Arrangement Resolution.

34. Notice to Registered BriaCell Shareholders as at the Record Date of their Dissent Rights and their rights to receive, subject to the provisions of the BCBCA, the Plan of Arrangement and the Interim Order, the fair value of their BriaCell Shares, will be included in the Proxy Statement and sent to the BriaCell Shareholders in accordance with this Interim Order.

APPLICATION FOR FINAL ORDER

35. Upon the approval by the BriaCell Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, BriaCell may set this Petition down for hearing and apply for an Order declaring and ordering that:

(a) The Arrangement as provided for in the Plan of Arrangement, including the terms and conditions thereof, and the distributions, issuance exchanges and/or adjustments of securities contemplated therein, is procedurally and substantively fair and reasonable to the BriaCell Securityholders;

(b) The Arrangement, as set forth in the Plan of Arrangement, shall be and is hereby approved pursuant to the provisions of Section 291(4) of the BCBCA;

(c) The Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to Part 9, Division 5 of the BCBCA,

B-8

- 9 -

will take effect as of the Effective Time (as defined in the Plan of Arrangement);

(d) The Arrangement shall be binding on BriaCell, the BriaCell Securityholders (including Dissenting BriaCell Shareholders), SpinCo, the SpinCo Shareholders and IPCo (each as defined in the Plan of Arrangement) at the Effective Time, pursuant to section 297 of the BCBCA;

(e) BriaCell or SpinCo shall be entitled at any time to seek leave to vary the Order, to seek the advice and direction of this Court as to the implementation of the Order or to apply for such further order or orders as may be appropriate; and

(f) Such further and other relief as counsel may advise

(collectively the **"Final Order"**),

and the hearing shall be held on August 25, 2023 at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the Final Order Hearing can be heard or at such other date and time as this Court may direct (the **"Final Order Hearing"**).

36. Any BriaCell Shareholder, Additional Securityholder, any director or auditor of BriaCell, or any other interested party with leave of the Court may appear and make submissions at the Final Order Hearing provided that such person first file a Response to Petition, in the form prescribed by the *Supreme Court Civil Rules*, and deliver a copy of the filed Response to Petition, together with a copy of all material on which such person intends to rely at the Final Order Hearing, including an outline of the basis for such person's proposed submissions and an email address for contact, to the lawyers for BriaCell at:

Bennett Jones LLP
25000 Park Place
666 Burrard Street
Vancouver, BC V6C 2X8

Attention: Alan Gardner, Joseph Blinick and Andrew Froh

Email: gardnera@bennettjones.com, blinickj@bennettjones.com and froha@bennettjones.com

37. The persons entitled to appear and be heard at any Final Order Hearing or any court proceedings herein, shall be only:

(a) BriaCell;

(b) SpinCo; and

(c) BriaCell Shareholders, Additional Securityholders or any other person who has served and filed a Response to Petition and has otherwise complied with paragraph 36 of this Interim Order and *the Supreme Court Civil Rules*.

B-9

B-10

Schedule “C”

NOTICE OF HEARING OF PETITION

VANCOUVER
JUL 13 2023
REGISTRY

No. S-234888
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING BRIACELL THERAPEUTICS CORP., ITS SHAREHOLDERS AND CERTAIN OF ITS OTHER SECURITYHOLDERS, and BRIAPRO THERAPEUTICS CORP.

BRIACELL THERAPEUTICS CORP.

PETITIONER

NOTICE OF HEARING OF PETITION

TO: the holders (the "**BriaCell Securityholders**") of common shares, options and warrants of the Petitioner, BriaCell Therapeutics Corp. ("**BriaCell**")

AND TO: Briapro Therapeutics Corp. ("**BriaPro**")

NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by BriaCell in the Supreme Court of British Columbia for approval, pursuant to section 291 of the *Business Corporations Act*, S.B.C. 2002 c. 57 as amended, of an arrangement contemplated in an Arrangement Agreement dated May 24, 2023, involving BriaCell and BriaPro (the "**Arrangement**").

NOTICE IS FURTHER GIVEN that by Order of Master _____________ of the Supreme Court of British Columbia, dated July 13, 2023, the Court has given directions by means of an interim order (the "**Interim Order**") on the calling of a special meeting (the "**Meeting**") of the holders of common shares of BriaCell for the purpose of, among other things, considering and voting upon a special resolution to approve the Arrangement.

NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, BriaCell intends to apply to the Supreme Court of British Columbia for a final order (the "**Final Order**") approving the Arrangement and declaring it to be fair and reasonable to the BriaCell Securityholders, which application will be heard at the courthouse at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia on August 25, 2023, at 9:45 a.m. (Vancouver time) or as soon thereafter as counsel may be heard or at such other date and time as the Court may direct.

NOTICE IS FURTHER GIVEN that the Supreme Court of British Columbia has been advised that, if granted, the Final Order approving the Arrangement and the declaration that the Arrangement is procedurally and substantively fair and reasonable to the BriaCell Securityholders will constitute the basis for an exemption from the registration requirements under the *United States Securities Act of 1933*, pursuant to section 3(a)(10) thereof, upon which the parties will rely for the issuance, exchange and distribution of applicable securities of BriaPro in connection with the Arrangement.

IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION FOR THE FINAL ORDER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU

115079996 v1

C-1

MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled "Response to Petition" together with any evidence or materials which you intend to present to the Court at the Vancouver Registry of the Supreme Court of British Columbia and YOU MUST ALSO DELIVER a copy of the Response to Petition and any other evidence or materials to BriaCell's address for delivery, which is set out below, on or before 4:00 p.m. (Vancouver time) on August 16, 2023 or the business day that is five business days prior to the date of the application for the Final Order.

YOU OR YOUR SOLICITOR may file the Response to Petition. You may obtain a form of Response to Petition at the Registry (if open) or online from the BC Supreme Court Website. The address of the Registry is 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

IF YOU DO NOT FILE A RESPONSE TO PETITION AND ATTEND EITHER IN PERSON OR BY COUNSEL at the time of the hearing of the application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court deems fit, all without further notice to you. If the Arrangement is approved, it will affect the rights of the BriaCell Securityholders.

A copy of the Petition to the Court and the other documents that were filed in support of the Interim Order and will be filed in support of the Final Order will be furnished to any BriaCell Securityholder upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out below.

The Petitioner's address for delivery is:

Bennett Jones LLP
Barristers and Solicitors
2500 – 666 Burrard Street
Vancouver, BC V6C 2X8
Attention: Alan Gardner, Joseph N. Blinick and Andrew Froh

DATED July 13, 2023.

[signature]

Lawyer for the Petitioner
BriaCell Therapeutics Corp.

Time Estimate: 10 minutes
Jurisdiction: Judge.

C-2

Schedule “D”

DISSENT PROVISIONS

SECTIONS 237-247 OF THE BCBCA

Definitions and application

1.	In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)	in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)	in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)	in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

2.	This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

1.	A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

D-1

(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

(iii)	without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

1.1	A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

2.	A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

3.	Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

D-2

Waiver of right to dissent

1.	A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

2.	A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

3.	If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)	any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

4.	If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

1.	If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

2.	If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

D-3

3.	If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

4.	Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

1.	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)	if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

2.	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

D-4

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

3.	A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

4.	A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

5.	The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

1.	A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

D-5

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

2.	A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

1.	A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

2.	The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

3.	After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

4.	Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

D-6

5.	Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

6.	A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

1.	A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

2.	A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)	determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

3.	Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)	pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

4.	If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)	the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)	if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

D-7

5.	A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)	the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

D-8

Schedule “E”

BRAICELL THERAPEUTICS CORP. CARVE-OUT

UNAUDITED CONDENSED INTERIM CARVE-OUT

STATEMENT OF FINANCIAL POSITION

(Expressed in US Dollars)

	April 30, 2023	July 31, 2022
ASSETS

NON-CURRENT ASSETS:

Intangible assets, net (note 4)	$218,886	$230,339
Total non-current assets	218,886	230,339

Total assets	$218,886	$230,339

LIABILITIES AND NET INVESTMENT

Total liabilities:	$-	$-

TOTAL SHAREHOLDERS’ EQUITY:
Net investment	$1,108,651	$690,407
Accumulated deficit	(889,765)	(460,068)

Total shareholders’ equity	218,886	230,399

Total liabilities and shareholders’ equity	$218,886	$230,399

These Carve-Out Financial Statements were approved and authorized for issue on behalf of the Board of Directors on June 30, 2023 by:

On behalf of the Board:

“Martin Schmieg”	“William Williams”
Director	Director

The accompanying notes are an integral part of these unaudited condensed interim carve-out financial statements.

E-1

BRIACELL THERAPEUTICS CORP. CARVE-OUT

CONDENSED INTERIM CARVE-OUT STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS FOR THE THREE AND NINE MONTHS ENDED APRIL 30, 2023

(Expressed in US Dollars)

(Unaudited)

	Three months ended April 30,		Nine months ended April 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Expenses:
Research and development expenses (note 6)	$32,157	$3,817	$300,656	$47,891
General and administrative expenses (note 7)	9,852	-	129,042	35,195

Operating loss	(42,009)	(3,817)	(429,697)	(83,086)
Loss and Comprehensive loss for the period	$(42,009)	$(3,817)	$(429,697)	(83,086)

The accompanying notes are an integral part of these unaudited condensed interim carve-out financial statements.

E-2

BRIACELL THERAPEUTICS CORP. CARVE-OUT

CONDENSED INTERIM CARVE-OUT STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED APRIL 30, 2023

(Expressed in US Dollars)

(Unaudited)

	Net Investment	Accumulated deficit	Total Shareholders’ equity
Balance, July 31, 2022	$690,407	$(460,068)	$230,339
Contribution from Parent	418,244		418,244
Loss for the period		(429,697)	(429,697)
Balance, April 30, 2023	$1,108,651	$(889,765)	$218,886

	Net Investment	Accumulated deficit	Total Shareholders’ equity
Balance, July 31, 2021	$559,657	(314,047)	245,610
Contribution from BriaCell	71,633		71,633
Loss for the period		(83,086)	(83,086)
Balance, April 30, 2022	$631,290	$(397,133)	$234,157

The accompanying notes are an integral part of these unaudited condensed interim carve-out financial statements.

E-3

BRIACELL THERAPEUTICS CORP. CARVE-OUT

CONDENSED INTERIM CARVE-OUT STATEMENT OF CASH FLOWS FOR THE NINE MONTHS ENDED APRIL 30, 2023

(Expressed in US Dollars)

(Unaudited)

	Nine months ended April 30,
	2023	2022
Cash flow from operating activities:
Loss	$(429,697)	$(83,086)
Adjustments to reconcile loss to net cash used in operating activities:
Amortization	11,453	11,453
Net cash used in operating activities	(418,244)	(71,633)

Cash flow from financing activities:
Investment from BriaCell	418,244	71,633
Net cash provided by financing activities	418,244	71,633

Change in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of period	-	-
Cash and cash equivalents at end of period	$-	$-

The accompanying notes are an integral part of these unaudited condensed interim carve-out financial statements.

E-4

BRIACELL THERAPEUTICS CORP. CARVE-OUT

Notes to the CONDENSED INTERIM CARVE-OUT Financial Statements

For the three and nine months ended April 30, 2023

(Expressed in US Dollars)

(Unaudited)

NOTE 1: NATURE OF OPERATIONS AND GOING CONCERN

a.	BriaCell Therapeutics Corp. (the “Company” or “Briacell”) is a pre-clinical immuno-oncology biotechnology company with multiple assets, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer.

b.	The accompanying condensed interim carve-out financial Statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $889,765 as of April 30, 2023 (July 31, 2022 - $460,068), and negative cash flows from operations for the Nine months ended April 30, 2023 of $418,244 and is currently in the development stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at April 30, 2023 the Company has not yet completed the clinical development of or achieved regulatory approval to market Bria-TILsRx™, and PKCδ inhibitors its lead product candidates and expects to incur further losses; the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. The uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These condensed interim carve-out financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

NOTE 2: ARRANGEMENT AGREEMENT

On May 24, 2023, the Briacell Therapeutics. Corp (the “Entity”) entered into an arrangement agreement with BriaPro Therapeutics Corp. (“SpinCo”), a wholly-owned subsidiary of the Company (the “Arrangement Agreement”) pursuant to which certain pre-clinical pipeline assets of the Company, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “SpinCo Assets”), will be spun-out to SpinCo by way of a court approved statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

Pursuant to the Arrangement Agreement, SpinCo will acquire the entire right and interest in and to the SpinCo Assets in consideration for the issuance by SpinCo to the Entity of SpinCo common shares (the “SpinCo Shares”). Under the terms of the Arrangement, for each Entity share held immediately prior to closing, the Entity shareholders will receive one (1) common share of SpinCo, and one (1) new common share of the Entity having the same terms and characteristics as the existing Entity common shares. SpinCo Shares issued to the Entity shareholders will, in aggregate, represent 33.33% ownership of SpinCo Shares upon closing of the Arrangement, with the Entity initially retaining a 66.67% ownership interest in SpinCo. The Entity shareholders who receive SpinCo Shares will ultimately own shares in both companies: the Entity, which will continue with its mission to develop targeted immunotherapies for cancer, and SpinCo, which will focus on the development of the SpinCo Assets.

Under the terms of the Arrangement, existing holders of the Entity warrants shall receive upon exercise of each Entity warrant, for the original exercise price: one (1) Entity common share and one (1) SpinCo Share for each Entity common share that was issuable upon exercise of the Entity warrant.

Following the Arrangement, the Entity will remain listed on both the NASDAQ Capital Market (“NASDAQ”) and Toronto Stock Exchange (“TSX”), and SpinCo will become an unlisted reporting issuer in Canada.

E-5

BRIACELL THERAPEUTICS CORP. CARVE-OUT

Notes to the CONDENSED INTERIM CARVE-OUT Financial Statements

For the three and nine months ended April 30, 2023

(Expressed in US Dollars)

(Unaudited)

NOTE 3: BASIS OF PREPARATION (CONTINUED)

a.	Basis of presentation of the carve-out financial statements:

These condensed interim carve-out financial statements present the financial position, results of operations, changes in shareholders’ equity and cash flows of SpinCo Assets as if they had operated as a stand-alone entity.

These condensed interim carve-out financial statements have been primarily derived from the accounts of the Entity’s wholly-owned U.S. subsidiaries, adjusted to remove balances and transactions related to the Entity that will not form part of SpinCo Assets. These condensed interim carve-out financial statements also include an allocation of balances and transactions relating to both corporate office activities performed by the Entity on the SpinCo Assets.

Management believes both the assumptions and the allocations underlying the condensed interim carve-out financial statements are reasonable. However, as a result of the basis of presentation described above, these condensed interim carve-out financial statements may not necessarily be indicative of the operating results and financial position that would have resulted had the Company historically operated as a stand-alone entity.

b.	Statement of Compliance:

These unaudited condensed interim carve-out financial statements of the Company are as of April 30, 2023, and are presented in US dollars, which is the presentation currency of the Company. These unaudited condensed interim carve-out financial statements have been prepared in accordance with the requirements of International Accounting Standard IAS 34 “Interim Financial Reporting”. They do not include all the information required in annual financial statements in accordance with International Financial Reporting Standards (“IFRS”) and should be read in conjunction with the carve-out financial statements of the Company for the year ended July 31, 2022.

The policies applied in these condensed interim carve-out financial statements are based on IFRS effective as of April 30, 2023, and are consistent with those included in the Company’s annual carve-out financial statements for the year ended July 31, 2022. The interim period results do not necessarily indicate the results that may be expected for any other interim period or for the full fiscal year.

E-6

BRIACELL THERAPEUTICS CORP. CARVE-OUT

Notes to the CONDENSED INTERIM CARVE-OUT Financial Statements

For the three and nine months ended April 30, 2023

(Expressed in US Dollars)

(Unaudited)

NOTE 3: BASIS OF PREPARATION (CONTINUED)

d. Standards not yet effective:

There are a number of standards, amendments to standards, and interpretations which have been issued by the IASB that are effective in future accounting periods that the Company has decided not to adopt early.

The following amendments are effective for the annual periods beginning 1 January 2023:

-	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2);

-	Definition of Accounting Estimates (Amendments to IAS 8); and

-	Deferred Tax Related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)

The following amendments are effective for the annual periods beginning 1 January 2024:

-	IFRS 16 Leases (Amendment – Liability in a Sale and Leaseback)

-	IAS 1 Presentation of Financial Statements (Amendment – Classification of Liabilities as Current or Non-current)

-	IAS 1 Presentation of Financial Statements (Amendment – Non-current Liabilities with Covenants)

The Company is currently assessing the impact of these new accounting standards and amendments. The Company does not believe that the amendments to IAS 1 will have a significant impact on the classification of its liabilities.

The Company does not expect any other standards issued by the IASB, but not yet effective, to have a material impact on the Company.

NOTE 4: INTANGIBLE ASSETS. NET

Acquired intangible assets with finite lives consisted of the following as of April 30, 2023 and July 31, 2022:

Costs			Accumulated Amortization			Net Book Value
July 31, 2022:
July 31, 2021	Additions	July 31, 2022	July 31, 2021	Amortization during the year	July 31, 2022	July 31, 2022
$305,130	$-	$305,130	$59,520	$15,271	$74,791	$230,339

April 30, 2023
July 31, 2022	Additions	April 30, 2023	July 31, 2022	Amortization during the period	April 30, 2023	April 30, 2023
$305,130	$-	$305,130	$74,791	$11,453	$86,244	$218,886

The attributable intellectual property relates to various patents, which the Company is amortizing over 20 years, consistent with its accounting policy.

E-7

BRIACELL THERAPEUTICS CORP. CARVE-OUT

Notes to the CONDENSED INTERIM CARVE-OUT Financial Statements

For the three and nine months ended April 30, 2023

(Expressed in US Dollars)

(Unaudited)

NOTE 5: RELATED PARTY TRANSACTIONS AND BALANCES

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

a. The following related party salaries and directors’ fees are included in the carve-out statements of operations and comprehensive loss:

	Three months ended April 30,		Nine months ended April 30,
	2023	2022	2023	2022

Directors (*)	$328	$-	$3,996	$1,095
Officers (**)	2,394	-	37,348	3,929
	2,722	-	41,344	5,024

(*)	Excluding the CEO who is a director
(**)	Includes the CEO who is also a director

NOTE 6: RESEARCH AND DEVELOPMENT COSTS

	Three months ended April 30,		Nine months ended April 30,
	2023	2022	2023	2022

Investigational drug costs	$11,124	$-	$39,218	$22,786
Wages and salaries	6,926	-	90,820	11,276
Laboratory rent	366	-	4,449	804
Amortization	3,818	3,817	11,453	11,453
Supplies	8,152	-	128,476	-
Share-bases compensation	1,772	-	26,241	1,573
	$32,157	$3,817	$300,656	$47,891

E-8

BRIACELL THERAPEUTICS CORP. CARVE-OUT

Notes to the CONDENSED INTERIM CARVE-OUT Financial Statements

For the three and nine months ended April 30, 2023

(Expressed in US Dollars)

(Unaudited)

NOTE 7: GENERAL AND ADMINISTRATION COSTS

	Three months ended April 30,		Nine months ended April 30,
	2023	2022	2023	2022

Wages and salaries	$1,254	$-	$16,327	$3,870
Professional fees	3,184	-	21,648	4,630
Insurance	2,919	-	39,951	5,867
Other	2,186	-	17,638	3,249
Share-based compensation	309	-	34,478	17,579
	$9,852	$-	$129,042	$35,195

E-9

Schedule “F”

BRIACELL THERAPEUTIC CORP. CARVE-OUT

CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED JULY 31, 2022 AND 2021

(Expressed in United States Dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Briacell Therapeutics Corp.

Opinion on the Carve-Out Consolidated Financial Statements

We have audited the carve-out statements of financial position of Briacell Therapeutics Corp. Carve-Out (the Company) as of July 31, 2022 and 2021, and the related carve-out statements of operations and comprehensive loss, changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended July 31, 2022, and the related notes.

In our opinion, the carve-out financial statements present fairly, in all material respects, the carve-out financial position of the Company as of July 31, 2022 and 2021, and the results of its carve-out operations and its carve-out cash flows for each of the years in the two-year period ended July 31, 2022, in conformity with International Financial Reporting Standards.

Material Uncertainty Related to Going Concern

The accompanying carve-out financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the carve-out financial statements, the Company has suffered incurred losses from inception that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The carve-out financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These carve-out financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s carve-out financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the carve-out financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the carve-out financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements. We believe that our audits provide a reasonable basis for our opinion.

Chartered Professional Accountants Licensed Public Accountants

We have served as the Company’s auditor since 2023
Mississauga, Canada
June 30, 2023

F-1

BriaCell Therapeutics Corp. Carve-Out

Carve-Out Statements of Financial Position

As at July 31, 2022 and 2021

(Expressed in US Dollars)

	July 31, 2022	July 31, 2021
ASSETS

NON-CURRENT ASSETS:

Intangible assets, net (note 5)	$230,339	$245,610
Total non-current assets	230,339	245,610

Total assets	$230,339	$245,610

LIABILITIES AND SHAREHOLDERS’ EQUITY

Total liabilities:	$-	$-

SHAREHOLDERS’ EQUITY:
Net investment	$690,407	$559,657
Accumulated deficit	(460,068)	(314,047)

Total shareholders’ equity	230,399	245,610

Total liabilities and shareholders’ equity	$230,399	$245,610

These Carve-Out Financial Statements were approved and authorized for issue on behalf of the Board of Directors on June 30, 2023 by:

On behalf of the Board:

“Martin Schmieg”	“William Williams”
Director	Director

The accompanying notes are an integral part of these carve-out financial statements.

F-2

BriaCell Therapeutics Corp. Carve-Out

Carve-Out Statements of Operations and Comprehensive Loss

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

	Year Ended
	July 31, 2022	July 31, 2021

Research and development expenses (note 8)	$92,276	$26,812
General and administrative expenses (note 9)	53,745	13,033

Total operating loss	(146,021)	(39,845)

Loss and comprehensive loss	$(146,021)	$(39,845)

The accompanying notes are an integral part of these carve-out financial statements.

F-3

BriaCell Therapeutics Corp. Carve-Out

Carve-Out Statements of Changes in Shareholders’ Equity

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

	Net Investment	Accumulated deficit	Total Shareholders’ Equity
Balance, July 31, 2020	$535,083	$(274,202)	$260,881
Contribution from Parent	24,574	-	24,574
Loss for the year	-	(39,845)	(39,845)
Balance, July 31, 2021	559,657	(314,047)	245,610
Contribution from Parent	130,750	-	130,750
Loss for the year	-	(146,021)	(146,021)
Balance, July 31, 2022	$690,407	$(460,068)	$230,339

The accompanying notes are an integral part of these carve-out financial statements.

F-4

BriaCell Therapeutics Corp. Carve-Out

Carve-Out Statements of Cash Flows

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

	Year Ended
	July 31, 2022	July 31, 2021
Cash flow from operating activities:
Loss	$(146,021)	$(39,845)
Adjustments to reconcile loss to net cash used in operating activities:
Amortization	15,271	15,271
Net cash used in operating activities	(130,750)	(24,574)

Cash flow from financing activities:
Investment from Parent	$130,750	$24,574
Net cash provided by financing activities	$130,750	$24,574

Change in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of year	-	-
Cash and cash equivalents at end of year	$-	$-

The accompanying notes are an integral part of these carve-out financial statements.

F-5

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 1: NATURE OF OPERATIONS AND GOING CONCERN

a.	BriaCell Therapeutics Corp. Carve-Out (the “Company” or “BriaCell”) is a pre-clinical immuno-oncology biotechnology company with multiple assets, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer.

b.	The accompanying carve-out financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $460,068 as of July 31, 2022 (July 31, 2021 - $314,047), and negative cash flows from operations of $130,750 (2021- $24,574) and is currently in the development stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at July 31, 2022, the Company has not yet completed the clinical development of or achieved regulatory approval to market Bria-TILsRx™, and PKCδ inhibitors its lead product candidates and expects to incur further losses; the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. The uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These carve-out financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

NOTE 2: ARRANGEMENT AGREEMENT

On May 24, 2023, Briacell Therapeutics Corp. (the “Entity”) entered into an arrangement agreement with BriaPro Therapeutics Corp. (“SpinCo”), a wholly-owned subsidiary of the Entity (the “Arrangement Agreement”) pursuant to which certain pre-clinical pipeline assets of the Entity, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “SpinCo Assets”), will be spun-out to SpinCo by way of a court approved statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

Pursuant to the Arrangement Agreement, SpinCo will acquire the entire right and interest in and to the SpinCo Assets in consideration for the issuance by SpinCo to the Entity of SpinCo common shares (the “SpinCo Shares”). Under the terms of the Arrangement, for each Entity common share held immediately prior to closing, the Entity shareholders will receive one (1) common share of SpinCo, and one (1) new common share of the Entity having the same terms and characteristics as the existing Entity common shares. SpinCo Shares issued to the Entity shareholders will, in aggregate, represent 33.33% ownership of SpinCo Shares upon closing of the Arrangement, with the Entity initially retaining a 66.67% ownership interest in SpinCo. The Entity shareholders who receive SpinCo Shares will ultimately own common shares in both companies: the Entity, which will continue with its mission to develop targeted immunotherapies for cancer, and SpinCo, which will focus on the development of the SpinCo Assets.

Under the terms of the Arrangement, existing holders of the Entity’s warrants shall receive upon exercise of each Entity warrant, for the original exercise price: one (1) Entity common share and one (1) SpinCo Share for each Entity common share that was issuable upon exercise of the Entity warrant.

Following the Arrangement, the Entity will remain listed on both the NASDAQ Capital Market (“NASDAQ”) and Toronto Stock Exchange (“TSX”), and SpinCo will become an unlisted reporting issuer in Canada.

F-6

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 3: BASIS OF PRESENTATION

a. Basis of presentation of the carve-out financial statements

These carve-out financial statements present the financial position, results of operations, changes in shareholders’ equity and cash flows of SpinCo Assets as if they had operated as a stand-alone entity.

These carve-out financial statements have been primarily derived from the accounts of the Entity’s wholly-owned U.S. subsidiaries, adjusted to remove balances and transactions related to the Entity that will not form part of SpinCo. These carve-out financial statements also include an allocation of balances and transactions relating to both corporate office activities performed by the Entity to SpinCo.

Management believes both the assumptions and the allocations underlying the carve-out financial statements are reasonable. However, as a result of the basis of presentation described above, these carve-out financial statements may not necessarily be indicative of the operating results and financial position that would have resulted had the SpinCo Assets historically operated as a stand-alone entity.

The carve-out financial statements which have been prepared based on “carve-out” financial information from the financial statements of the Entity for the purpose of presenting the financial position, results of operations and cash flows of the SpinCo Assets on a stand-alone basis.

b. Statement of Compliance:

The carve-out financial statements were prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and interpretations of the IFRS Interpretations Committee, effective as of July 31, 2022.

c. Basis of Measurement:

The carve-out financial statements present the assets, liabilities, expenses and cash flows attributable to the SpinCo Assets for the fiscal years ended July 31, 2022 and 2021. These carve-out financial statements have been prepared under the historical cost convention as detailed in the accounting policies in Note 4.

F-7

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 4: SIGNIFICANT ACCOUNTING POLICIES

a. Significant Accounting Judgment and Estimates:

The accounting policies and use of estimates and judgments described below have been applied consistently in these carve-out financial statements.

The preparation of financial statements in conformity with IFRS requires management to make estimates, judgments and assumptions that affect the amounts reported in the carve-out financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the carve-out financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern

Preparation of the carve-out financial statements is on a going concern basis, which contemplates the realization of assets and payments of liabilities in the ordinary course of business. Should SpinCo be unable to continue as a going concern, it may be unable to realize the carrying value of its assets, including its intangible assets and to meet its liabilities as they become due.

Allocation of corporate costs

The preparation of the carve-out financial statements includes certain corporate general and administrative costs incurred by BriaCell in connection with the research and development activities of SpinCo. SpinCo, together with BriaCell have estimated the value of such costs to be allocated to SpinCo to be in proportion to the research and development costs included by both companies. Where specific general and administration costs were incurred by the Company on behalf of SpinCo, these expenses are included in their entirety in these carve-out financial statements.

Income Taxes

Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax-related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.

Intangible Assets

Intangible assets with an infinite life are tested for impairment annually or more frequently if there is an indication of impairment. The carrying value of intangibles with definite lives is reviewed each reporting period to determine whether there is any indication of impairment. If there are indications of impairment the impairment analysis is completed and if the carrying amount of an asset exceeds its recoverable amount, the asset is impaired and impairment loss is recognized. Judgement and assumptions are involved in determining the existence of indicators and carrying amount of an asset.

b. Carve-Out Financial Statements in U.S. dollars:

The functional currency is the currency that best reflects the economic environment in which the Company operates and conducts its transactions. The Company’s management believes that the functional currency of the Company is the U.S. dollar.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are remeasured into U.S. dollars at each reporting period end. All transaction gains and losses of the remeasured monetary financial position items are reflected in the statements of operations as financing income or expenses as appropriate.

F-8

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 4: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

d. Intangible assets, net:

Separately acquired intangible assets are measured on initial recognition at cost including directly attributable costs. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Expenditures relating to internally generated intangible assets, excluding capitalized development costs, are recognized in profit or loss when incurred.

Intangible assets with finite useful lives are amortized over their useful lives and reviewed for impairment annually and whenever there is an indication that the asset may be impaired. The evaluation is performed at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. Recoverability of these group of assets is measured by a comparison of the carrying amounts to the future undiscounted cash flows the group of assets is expected to generate. If such review indicates that the carrying amount of intangible assets is not recoverable, the carrying amount of such assets is reduced to fair value.

The amortization period and the amortization method for an intangible asset are reviewed at least at each year end.

The useful lives of intangible assets are as follows:

Patents
Useful life	20 years
Amortization method	Straight-line

For the years ended July 31, 2022 and 2021, no impairment losses have been identified.

e. Net Investment:

The Entity’s investment in SpinCo is presented as Net Investment, in the Entity’s shareholders’ equity. The Entity’s shareholders’ equity is comprised of net investment and accumulated deficit of the operations.

f. Research and Development expenses:

The Company expenses amounts paid for intellectual property, development and production expenditures as they are incurred. However, such costs are deferred and recorded in intangible assets when they meet generally accepted criteria, to the extent that their recovery can reasonably be regarded as assured.

The costs must meet the following criteria to be deferred: the technical feasibility of completing the intangible asset so that it will be available for use or sale; the intention to complete the intangible asset and use or sell it; the ability to use or sell the intangible asset; the probability of future economic benefits; the availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset; and the ability to reliably measure the expenditure attributable to the intangible asset during its development. Once those criteria are met, the future costs, such as costs to obtain patent or trademark protection over the developed technologies, will be capitalized. These costs are then amortized over their expected useful lives. To date it has not been demonstrated that these expenditures will generate or be able to be used to generate probable future economic benefits.

F-9

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 4: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

g. Fair value of financial instruments:

a) Classification

The Company determines the classification of financial assets at initial recognition. The classification of its instruments is driven by the Company’s business model for managing the financial assets and their contractual cash flow characteristics. Equity instruments that are held for trading (including all equity derivative instruments) are classified as fair value through profit and loss (“FVTPL”). For other equity instruments, on the day of acquisition the Company can make an irrevocable election (on an instrument-by-instrument basis) to designate them at fair value through other comprehensive income (“FVTOCI”). Financial liabilities are measured at amortized cost, unless they are required to be measured at FVTPL (such as instruments held for trading or derivatives) or the Company has opted to measure them at FVTPL. The Company did not have any financial instruments as at July 31, 2022 and 2021.

b) Measurement

Financial assets and liabilities at amortized cost

Financial assets and liabilities at amortized cost are initially recognized at fair value plus or minus transaction costs, respectively, and subsequently carried at amortized cost less any impairment.

Financial assets and liabilities at FVTPL

Financial assets and liabilities carried at FVTPL are initially recorded at fair value and transaction costs are expensed in the statements of operations and comprehensive loss. Realized and unrealized gains and losses arising from changes in the fair value of the financial assets and liabilities held at FVTPL are included in the statements of net income (loss) in the period in which they arise. Where the Company has opted to recognize a financial liability at FVTPL, any changes associated with the Company’s own credit risk will be recognized in other comprehensive income (loss).

F-10

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 4: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

g. Fair value of financial instruments:

b) Impairment of financial assets at amortized cost

The Company recognizes a loss allowance for expected credit losses on financial assets that are measured at amortized cost. At each reporting date, the Company measures the loss allowance for the financial asset at an amount equal to the lifetime expected credit losses if the credit risk on the financial asset has increased significantly since initial recognition. If at the reporting date, the financial asset has not increased significantly since initial recognition, the Company measures the loss allowance for the financial asset at an amount equal to twelve month expected credit losses. The Company recognizes an impairment gain or loss, the amount of expected credit losses (or reversal) that is required to adjust the loss allowance at the reporting date to the amount that is required to be recognized.

Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on the assumption that the transaction will take place in the asset’s or the liability’s principal market, or in the absence of a principal market, in the most advantageous market.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

Fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

All assets and liabilities measured at fair value or for which fair value is disclosed are categorized into levels within the fair value hierarchy based on the lowest level input that is significant to the entire fair value measurement:

Level 1	—	quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2	—	inputs other than quoted prices included within Level 1 that are observable either directly or indirectly.
Level 3	—	inputs that are not based on observable market data (valuation techniques which use inputs that are not based on observable market data).

F-11

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 4: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

h. Income Taxes:

Income tax expense consists of current and deferred tax expense. Current and deferred taxes are recognized in profit or loss except to the extent they relate to items recognized directly in equity or other comprehensive income.

Current tax is recognized and measured at the amount expected to be recovered from or payable to the taxation authorities based on the income tax rates enacted or substantively enacted at the end of the reporting period and includes any adjustment to taxes payable in respect of previous years.

Deferred tax is recognized on any temporary differences between the carrying amounts of assets and liabilities in the carve-out financial statements and the corresponding tax bases used in the computation of taxable earnings. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized and the liability is settled. The effect of a change in the enacted or substantively enacted tax rates is recognized in loss and comprehensive loss or equity depending on the item to which the adjustment relates. Deferred tax assets are recognized to the extent future recovery is probable. At the end of each reporting period, deferred tax assets are reduced to the extent that it is no longer probable that sufficient taxable earnings will be available to allow all of part of the asset to be recovered.

As of July 31, 2022, and 2021 the Company was not in any uncertain tax position.

i. Standards not yet effective:

There are a number of standards, amendments to standards, and interpretations which have been issued by the IASB that are effective in future accounting periods that the Company has decided not to adopt early.

The following amendments are effective for the annual periods beginning 1 January 2023:

-	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2);

-	Definition of Accounting Estimates (Amendments to IAS 8); and

-	Deferred Tax Related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)

The following amendments are effective for the annual periods beginning 1 January 2024:

-	IFRS 16 Leases (Amendment – Liability in a Sale and Leaseback)

-	IAS 1 Presentation of Financial Statements (Amendment – Classification of Liabilities as Current or Non-current)

-	IAS 1 Presentation of Financial Statements (Amendment – Non-current Liabilities with Covenants)

The Company is currently assessing the impact of these new accounting standards and amendments. The Company does not believe that the amendments to IAS 1 will have a significant impact on the classification of its liabilities.

The Company does not expect any other standards issued by the IASB, but not yet effective, to have a material impact on the Company.

F-12

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 5: INTANGIBLE ASSETS. NET

Acquired intangible assets with finite lives consisted of the following as of July 31, 2022 and 2021:

Costs			Accumulated Amortization			Net Book Value
July 31, 2021:
July 31, 2020	Additions	July 31, 2021	July 31, 2020	Amortization during the year	July 31, 2020	July 31, 2021
$305,130	$-	$305,130	$44,263	$15,256	$59,520	$245,610

July 31, 2022:
July 31, 2021	Additions	July 31, 2022	July 31, 2021	Amortization during the year	July 31, 2022	July 31, 2022
$305,130	$-	$305,130	$59,520	$15,271	$74,791	$230,339

F-13

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 6: TAXES ON INCOME

a.	The Company recorded loss before taxes on income for the period indicated as follows:

	Year ended July 31,
	2022	2021

Domestic	$(146,021)	$(39,845)
	$(146,021)	$(39,845)

b.	The reconciliation of the Canadian income tax rate of 26.5% (2021 – 26.5%) to the effective tax rate is as follows:

	July 31, 2022	July 31, 2021

Net loss before recovery of income taxes	$(146,021)	$(39,845)
Expected income tax (recovery) expense	(38,696)	(10,559)
Share-based compensation and other non-deductible expenses	12,048	7,010
Valuation allowance	26,647	3,552
Income tax (recovery)	$-	$-

c.	The Company had no income tax expense for the years ended July 31, 2022, and 2021, due to its history of operating losses and valuation allowances.

d.	Significant components of the Company’s deferred tax assets are as follows:

	July 31, 2022	July 31, 2021
Deferred Tax Assets:
Intellectual Property	$601,460	$597,413
Total net deferred tax asset	601,460	597,413
Valuation allowance	(601,460)	(597,413)
Net deferred tax assets (liabilities)	$-	$-

e.	The Company has net deferred tax assets relating to intellectual property. Subject to certain limitations, the Company may use these deferred tax assets to offset taxable income in future periods. Due to the Company’s history of losses and uncertainty regarding future earnings, a full valuation allowance has been recorded against the Company’s deferred tax assets, as it is more likely than not that such assets will not be realized.

For the year ended July 31, 2022, the Company had no material unrecognized tax benefits, and based on the information currently available, no significant changes in unrecognized tax benefits are expected in the next 12 months.

The Company’s policy is to recognize interest and penalties related to uncertain tax positions as income tax expense. The Company has no accruals for interest or penalties on its accompanying carve-out statements of financial position as of July 31, 2022, and 2021, and has not recognized interest or penalties in the statements of operations for the years ended July 31, 2022, and 2021.

F-14

BriaCell Therapeutics Corp. Carve-Out

Notes to the Carve-Out Financial Statements

For the Years Ended July 31, 2022 and 2021

(Expressed in US Dollars)

NOTE 7: RELATED PARTY TRANSACTIONS AND BALANCES

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

a. The following related party salaries and directors’ fees are included in the carve-out statements of operations and comprehensive loss:

	Year ended July 31,
	2022	2021
Directors (*)	$1,582	$1,772
Officers (**)	11,268	1,237
	$12,850	$3,009

(*)	Excluding the CEO who is a director
(**)	Includes the CEO who is also a director

NOTE 8: RESEARCH AND DEVELOPMENT COSTS

	Year ended July 31, 2022	Year ended July 31, 2021

Investigational drug costs	$50,358	$3,943
Wages and salaries	21,059	3,435
Laboratory rent	1,347	159
Amortization of intangible assets	15,271	15,271
Share-based compensation	4,241	4,004
	$92,276	$26,812

NOTE 9: GENERAL AND ADMINISTRATION COSTS

	Year ended July 31, 2022	Year ended July 31, 2021

Wages and salaries	$5,403	$162
Professional fees	6,224	2,911
Insurance	11,146	1,767
Other	5,278	1,025
Share-based compensation	25,694	7,168
	$53,745	$13,033

F-15

Schedule “G”

PRO FORMA FINANCIAL STATEMENTS

BriaCell Therapeutics Corp.

Unaudited Pro-Forma Consolidated Balance Sheet and Statements of Operations and Comprehensive Loss

(Prepared by Management)

(Expressed in United States Dollars)

(Unaudited)

BriaCell Therapeutics Corp.

Pro-Forma Consolidated Balance Sheet

As at April 30, 2023

(Expressed in US Dollars)

	BriaCell Therapeutics Corp.	Carve-Out				Pro-Forma Consolidated
	April 30, 2023	April 30, 2023	Notes		Pro-Forma Adjustments	April 30, 2023
ASSETS

Current assets
Cash and cash equivalents	28,170,099	-			-	28,170,099
Amounts receivable	14,896	-			-	14,896
Prepaid expenses	1,317,985	-			-	1,317,985
Total current assets	29,502,980	-			-	29,502,980

Investments	2	-				2
Intangible assets, net	218,886	(218,886)	3	(i)	218,886	218,886
Total non-current assets	218,888	(218,886)			218,886	218,888

Total assets	29,721,868	(218,886)			218,886	29,721,868

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities
Trade payables	995,252	-			-	995,252
Accrued expenses and other payables	387,842	-			-	387,842
Total current liabilities	1,383,094	-			-	1,383,094

Long term liabilities
Warrant liability	34,231,116	-			-	34,231,116
Total long term liabilities	34,231,116	-			-	34,231,116

Shareholders’ equity
Share capital	65,591,784	-			-	65,591,784
Net investment		(1,108,651)	3	(i)	1,108,651	-
Share-based payment reserve	6,888,134	-			-	6,888,134
Accumulated other comprehensive loss	(138,684)	-			-	(138,684)
Non-controlling interest	-	-	3	(ii)	(227,457)	(227,457)
Deficit	(78,233,576)	889,765	3	(i)	(662,308)	(78,006,119)
Total shareholders’ equity	(5,892,342)	(218,886)			218,886	(5,892,342)

Total liabilities and shareholders’ equity	29,721,868	(218,886)			218,886	29,721,868

G-1

BriaCell Therapeutics Corp.

Pro-Forma Consolidated Statements of Operations and Comprehensive Loss

For the Nine Months Ended April 30, 2023

(Expressed in US Dollars)

(Unaudited)

	BriaCell Therapeutics Corp.	Carve-Out
	For the nine months ended April 30, 2023	For the nine months ended April 30, 2023	Notes		Pro-Forma Adjustments	Pro-Forma Consolidated
Expenses:
Research and development costs	10,169,140	(300,656)	3	(i)	300,656	10,169,140
General and administration costs	5,397,363	(129,042)	3	(i)	129,042	5,397,363
Total expenses	15,566503	(429,697)			429,697	15,566,503

Operating loss	(15,566,503)	429,697			(429,697)	(15,566,503)
Interest income	682,437	-			-	682,437
Change in fair value of warrant liability	(2,972,285)	-			-	(2,972,285)
Foreign exchange loss	(27,388)	-			-	(27,388)
Finance income (expense), net	(2,317,236)	-			-	(2,317,236)

Profit (loss) for the period	(17,883,739)	429,697			(429,697)	(17,883,739)
Comprehensive loss for the period	(17,883,739)	429,697			(429,697)	(17,883,739)

Net comprehensive loss attributed to:
Equity holders of the parent	(17,883,739)	429,697	3	(iii)	(286,479)	(17,740,521)
Non-controlling interest	-	-	3	(iii)	(143,218)	(143,218)
Comprehensive loss for the period	(17,883,739)	-			(429,697)	(17,883,739)

G-2

BriaCell Therapeutics Corp.

Pro-Forma Consolidated Statements of Operations and Comprehensive Loss

For the Year Ended July 31, 2022

(Expressed in US Dollars)

(Unaudited)

	BriaCell Therapeutics Corp.	Carve-Out
	For the year ended July 31, 2022	For the year ended July 31, 2022	Notes		Pro-Forma Adjustments	Pro-Forma Consolidated
Expenses:
Research and development costs	8,021,489	(92,276)	3	(i)	92,276	8,021,489
General and administration costs	7,267,452	(53,745)	3	(i)	53,745	7,267,452
Total expenses	15,288,941	(146,021)			146,021	15,288,941

Operating loss	(15,288,941)	146,021			(146,021)	(15,288,941)
Interest income	136,731	-			-	136,731
Interest expense	(979)	-			-	(979)
Change in fair value of warrant liability	(11,658,372)	-			-	(11,658,372)
Gain on government grant	3,388	-			-	3,388
Loss on extinguishment of debt	-	-			-	-
Foreign exchange loss	(30,730)	-			-	(30,730)
Finance income (expense), net	(11,549,962)	-			-	(26,838,903)

Profit (loss) for the year	(26,838,903)	146,021			(146,021)	(26,838,903)
Other comprehensive income - Foreign currency translation adjustment	-	-			-	-
Comprehensive loss for the year	(26,838,903)	146,021			(146,021)	(26,838,903)

Net comprehensive loss attributed to:
Equity holders of the parent	(26,838,903)	146,021	3	(iii)	(97,352)	(26,790,234)
Non-controlling interest	-	-	3	(iii)	(48,669)	(48,669)
Comprehensive loss for the year	(26,838,903)	-			(146,021)	(26,838,903)

G-3

BriaCell Therapeutics Corp.

Notes to the Pro-Forma Consolidated Financial Statements

(Expressed in US Dollars)

(Unaudited)

NOTE 1: BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet and consolidated statement of operations and comprehensive loss (the “Pro-Forma Financial Statements”) of BriaCell Therapeutics Corp. (the “Company” or “BriaCell”) have been prepared by management for inclusion in the Proxy Statement of the Company dated July 24, 2023.

They should be read in conjunction with the audited consolidated financial statements of the Company for the year ended July 31, 2022, the unaudited condensed consolidated financial statements of the Company for the three and nine months ended April 30, 2023, the audited carve-out financial statements of BriaCell Therapeutics Corp. (the “Annual Carve-Out Financial Statements”) for the year ended July 31, 2022 and the unaudited condensed interim carve-out financial statements of BriaCell for the three and nine months ended April 30, 2023 ( the “Interim Carve-Out Financial Statements”).

The Pro-Forma Financial Statements reflect the transaction (the “Transaction”) described in Note 2.

The Pro-Forma Financial Statements have been prepared for illustrative purposes using accounting policies consistent with US Generally Accepted Accounting Policies appropriate in the circumstances and pursuant to the assumptions and adjustments as further described in Note 3. The Annual Carve-Out Financial Statements and Interim Carve-Out Financial Statements have been prepared in accordance with International Financial Reporting Standards however, management has not identified any differences between the two standards as far as the standards relate to the Pro-Forma Financial Statements.

The Pro-Forma Financial Statements have been reported in U.S. dollars, unless otherwise stated.

The Pro-Forma Financial Statements have been compiled from and include:

a.	Unaudited pro-forma consolidated balance sheet as at April 30, 2023 and statement of operations and comprehensive loss for the period ended April 30, 2023, combining:

I.	The Company’s unaudited condensed consolidated balance sheet as at April 30, 2023, and the consolidated statement of operations and comprehensive loss for the six months ended January 31, 2023; and

II.	The financial position as at April 30, 2023 and the statement of operations and comprehensive loss for the three and nine months ended April 30, 2023 from the Interim Carve-Out Financial Statements.

b.	Unaudited pro-forma statement of loss and comprehensive loss for the year ended July 31, 2022, combining:

I.	The Company’s audited consolidated statement of operations and comprehensive loss for the year ended July 31, 2022, and;

II.	The statement of operations and comprehensive loss for the year ended July 31, 2022 from the Annual Carve-Out Financial Statements.

The unaudited pro-forma consolidated balance sheet and statement of operations and comprehensive loss is not necessarily indicative of the Company’s consolidated balance sheet and consolidated statement of operations and comprehensive loss on closing of the Transaction had the Transaction closed on the dates assumed herein.

G-4

NOTE 2: ARRANGEMENT AGREEMENT

On May 24, 2023, the Company entered into an arrangement agreement with BriaPro Therapeutics Corp. (“SpinCo”), a wholly-owned subsidiary of the Company (the “Arrangement Agreement”) pursuant to which certain pre-clinical pipeline assets of the Company, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “SpinCo Assets”), will be spun-out to SpinCo by way of a court approved statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

Pursuant to the Arrangement Agreement, SpinCo will acquire the entire right and interest in and to the SpinCo Assets in consideration for the issuance by SpinCo to the Company of SpinCo common shares (the “SpinCo Shares”). Under the terms of the Arrangement, for each BriaCell share held immediately prior to closing, BriaCell shareholders will receive one (1) common share of SpinCo, and one (1) new common share of BriaCell having the same terms and characteristics as the existing BriaCell common shares. SpinCo Shares issued to BriaCell shareholders will, in aggregate, represent 33.33% ownership of SpinCo Shares upon closing of the Arrangement, with BriaCell initially retaining a 66.67% ownership interest in SpinCo. BriaCell shareholders who receive SpinCo Shares will ultimately own shares in both companies: BriaCell, which will continue with its mission to develop targeted immunotherapies for cancer, and SpinCo, which will focus on the development of the SpinCo Assets.

Under the terms of the Arrangement, existing holders of BriaCell warrants, BriaCell options and BriaCell restricted share units (together the “BriaCell Securities”) shall receive upon exercise of each BriaCell Security, for the original exercise price: one (1) BriaCell common share and one (1) SpinCo Share.

Following the Arrangement, BriaCell will remain listed on both the NASDAQ Capital Market (“NASDAQ”) and Toronto Stock Exchange (“TSX”), and SpinCo will become an unlisted reporting issuer in Canada.

NOTE 3: UNAUDITED PRO-FORMA ASSSUMPTIONS AND ADJUSTMENTS

The Pro-Forma Financial Statements give effect to the completion of the Transaction incorporating the assumptions within Notes 1 and 2, as if it had occurred on the date presented, April 30, 2023.

(i)	The Carve-Out Financial Statements are consolidated in the Company’s consolidated financial statements as the Company holds a 67.67% interest in SpinCo.

(ii)	The amount contained within non-controlling interest in the pro-forma balance sheet of the Company as of April 30, 2023 in the amount of $205,786 represents the 33.33% interest of the net assets of SpinCo and 33% of the accumulated deficit of SpinCo, held by the minority shareholders, following the completion of the Transaction.

(iii)	The amount contained within non-controlling interest in the pro-forma statement of operations and comprehensive loss of the Company form the six months ended April 30, 2023 and for the year ended July 31, 2022 in the amounts of $129,217 and $48,669, respectively, represents 33.33% interest in the losses for the respective periods incurred by SpinCo during those periods.

(iv)	No additional values are assigned for the modification of BriaCell Securities.

NOTE 4: EFFECTIVE INCOME TAX

The effective income tax rate for the Company is 27%.

G-5

Schedule “H”

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

General

SpinCo believes that effective corporate governance improves corporate performance, benefits all shareholders, and is an essential element for the effective and efficient operation of SpinCo. SpinCo’s corporate governance practices are being established in compliance with applicable Canadian regulatory requirements, and while certain of these corporate governance frameworks and practices are already established and in place, others will be implemented in conjunction with the completion of the Arrangement and thereafter. SpinCo intends to monitor developments in Canada on an ongoing basis, with a view to further revising its governance policies and practices, as appropriate.

The following statement of corporate governance practices sets out the SpinCo Board’s review of SpinCo’s governance practices relative to National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 – Corporate Governance Guidelines.

Board of Directors

The SpinCo Board, which is responsible for supervising the management of the business and affairs of SpinCo, is, as of the date of this Proxy Statement, comprised of William V. Williams, Martin E. Schmieg and Jane A. Gross. The independent directors are Martin E. Schmieg and Jane A. Gross as such term is defined in NI 58-101 and in National Instrument 52-110 – Audit Committees (“NI 52-110”) Of the remaining directors, William V. Williams is not independent by virtue of him being a member of SpinCo’s management.

Other Directorships

Except as disclosed below, none of the members of the SpinCo Board are currently directors of any other reporting issuers (or the equivalent) in a jurisdiction or a foreign jurisdiction.

Name	Name of Other Reporting Issuer	Exchange
William V. Williams	BriaCell Therapeutics Corp.	TSX, NASDAQ
Martin E. Schmieg	BriaCell Therapeutics Corp.	TSX, NASDAQ
Jane A. Gross	BriaCell Therapeutics Corp. aTyr Pharmaceuticals	TSX, NASDAQ NASDAQ

Orientation and Continuing Education of Board Members

The SpinCo Board has not implemented a formal program for the orientation of new directors. It is expected that existing directors will orient and educate any new members on an informal basis. The SpinCo Board has also not implemented a formal continuing education program for the directors, however, the SpinCo Board and SpinCo’s management encourage directors to attend or participate in courses and seminars related to financial literacy, corporate governance and related matters. Each director has the responsibility for ensuring that he or she maintains the skill and knowledge necessary to meet his or her obligations as a director.

Ethical Business Conduct

The SpinCo Board has responsibility for the stewardship of SpinCo, including responsibility for strategic planning, identification of the principal risks of SpinCo’s business and implementation of appropriate systems to manage these risks, succession planning (including appointing, training and monitoring senior management) and the integrity of SpinCo’s internal control and management information systems. To facilitate meeting this responsibility, the SpinCo Board seeks to foster a culture of ethical conduct by striving to ensure that SpinCo carries out its business in line with high business and moral standards and applicable legal and financial requirements. In that regard, the SpinCo Board will:

(a)	adopt a written code of conduct and ethics for its directors, officers, employees and consultants;

H-1

(b)	encourage management of SpinCo to consult with legal and financial advisors to ensure that SpinCo is meeting the requirements of such code of conduct and ethics;

(c)	be cognizant of SpinCo’s timely disclosure obligations upon becoming a reporting issuer under Canadian Securities Legislation, and further, will review material disclosure documents such as financial statements, management discussion and analysis and news releases, as appropriate, prior to their distribution;

(d)	rely on the SpinCo Audit Committee to annually review the systems of internal financial control and discuss such matters with SpinCo’s external auditor; and

(e)	actively monitor SpinCo’s compliance with the SpinCo Board’s directives and ensure that all material transactions are thoroughly reviewed and authorized by the SpinCo Board before being undertaken by management.

Nomination of Directors

The SpinCo Board is responsible for nominating individuals for election to the SpinCo Board by SpinCo Shareholders at each annual general meeting of SpinCo Shareholders. The SpinCo Board is also responsible for filling vacancies on the SpinCo Board that may occur between annual general meetings of SpinCo Shareholders. The SpinCo Board, in accordance with its mandate, is responsible for identifying, reviewing, evaluating and recommending to the SpinCo Board candidates to serve as directors.

Compensation of Directors and Officers

Following the completion of the Arrangement, the SpinCo Board expects to establish a compensation committee (the “SpinCo Compensation Committee”). In addition to administering the SpinCo Incentive Plan, the SpinCo Compensation Committee is expected to have responsibilities for, among other things, reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer of SpinCo; reviewing and making recommendations to the SpinCo Board regarding the compensation of all other executive officers; reviewing and making recommendations to the SpinCo Board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the shareholders of SpinCo, which includes the ability to adopt, amend and terminate such plans; and reviewing and discussing with management SpinCo’s compensation discussion and analysis and the related executive compensation information.

Assessment of Directors, the Board and Board Committees

The SpinCo Board will monitor the strategic direction and processes of the SpinCo Board and its committees to ensure that the SpinCo Board, its committees, and individual directors are performing effectively. The SpinCo Board, in consultation with the SpinCo Compensation Committee, will conduct an annual performance evaluation of the SpinCo Board as a whole, taking into account SpinCo’s mandate of the SpinCo Board, as established from time to time, and individual directors to determine the effectiveness of the SpinCo Board and each individual director. The SpinCo Board shall also evaluate the performance and effectiveness of any committees of the SpinCo Board.

H-2

Schedule “I”

BRIAPRO THERAPEUTICS CORP.

CHARTER OF THE AUDIT COMMITTEE

This charter (the “Charter”) sets forth the purpose, composition, responsibilities, duties, powers and authority of the Audit Committee (the “Committee”) of the directors (the “Board”) of BriaPro Therapeutics Corp. (“BriaPro”).

PURPOSE

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

(a)	financial reporting and disclosure requirements;

(b)	ensuring that an effective risk management and financial control framework has been implemented by the management of BriaPro; and

(c)	external and internal audit processes.

COMPOSITION AND MEMBERSHIP

(a)	The members (collectively “Members” and individually a “Member”) of the Committee shall be appointed by the Board to serve one-year terms and shall be permitted to serve an unlimited number of consecutive terms. The Board may remove a Member at any time and may fill any vacancy occurring on the Committee. A Member may resign at any time and a Member will cease to be a Member upon ceasing to be a director of BriaPro.

(b)	The Committee will consist of at least three Members. Every Member must be a director of BriaPro who is financially literate to the extent required by (and subject to the exemptions and other provisions set out in) applicable laws, rules and regulations (collectively “Applicable Laws”), it being understood that for such time as BriaPro remains a “venture issuer” under Applicable Laws, a majority (rather than all) of the Members of the Committee is required to be “independent”. In this Charter, the terms “independent” and “financially literate” have the meanings ascribed to such terms in Applicable Laws and include the meanings given to similar terms in Applicable Laws to the extent such similar terms are used in this Charter and are applicable under Applicable Laws.

(c)	The chairman of the Committee (the “Chairman”) will be appointed by the Board and confirmed by the Committee or appointed by the Committee from time to time and must have such accounting or related financial management expertise as the Board or Committee may determine in their business judgment is necessary. The Corporate Secretary of BriaPro (the “Corporate Secretary”) will be the secretary of all meetings and will maintain minutes of all meetings, deliberations and proceedings of the Committee. In the absence of the Secretary at any meeting, the Committee will appoint another person who may, but need not, be a Member to be the secretary of that meeting.

MEETINGS

(a)	Meetings of the Committee will be held at such times and places as the Chairman may determine, but in any event not less than four (4) times per year. Any Member or the auditor of BriaPro may call a meeting of the Committee at any time upon not less than forty-eight (48) hours advance notice being given to each Member orally, by telephone, by facsimile or by email, unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings either in person or by conference call.

I-1

(b)	At the request of the external auditors of BriaPro, the Chief Executive Officer or the Chief Financial Officer of BriaPro or any Member will convene a meeting of the Committee. Any such request will set out in reasonable detail the business proposed to be conducted at the meeting so requested.

(c)	The Chairman, if present, will act as the Chairman of meetings of the Committee. If the Chairman is not present at a meeting of the Committee, then the Members present may select one of their number to act as chairman of the meeting.

(d)	A majority of Members will constitute a quorum for a meeting of the Committee. Each Member will have one vote and decisions of the Committee will be made by an affirmative vote of the majority of Members present at the meeting at which the vote is taken. The Chairman will not have a deciding or casting vote in the case of an equality of votes. Powers of the Committee may also be exercised by written resolution signed by all Members.

(e)	The Committee may invite from time to time such persons as the Committee considers appropriate to attend its meetings and to take part in the discussion and consideration of the affairs of the Committee, except to the extent the exclusion of certain persons is required pursuant to this Charter or by Applicable Laws. The Committee will meet in camera without management at each meeting of the Committee.

(f)	In advance of every regular meeting of the Committee, the Chairman, with the assistance of the Secretary, will prepare and distribute to the Members and others as deemed appropriate by the Chairman, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require officers and employees of BriaPro to produce such information and reports as the Committee may deem appropriate in order to fulfill its duties.

DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Committee as they relate to the following matters, to the extent considered appropriate or desirable or required by Applicable Laws, are to:

(a)	Financial Reporting and Disclosure

(i)	review and recommend to the Board for approval, the audited annual financial statements of BriaPro, including the auditors’ report thereon, the management’s discussion and analysis of BriaPro prepared in connection with the annual financial statements, financial reports of BriaPro, guidance with respect to earnings per share, and any initial public release of financial information of BriaPro through press release or otherwise, with such documents to indicate whether such information has been reviewed by the Board or the Committee;

(ii)	review and recommend to the Board for approval of the quarterly financial statements of BriaPro including the management’s discussion and analysis prepared in connection with the quarterly financial statements, with such documents to indicate whether such information has been reviewed by the Board or the Committee;

(iii)	review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to shareholders, management proxy circulars, material change disclosures of a financial nature and similar disclosure documents;

(iv)	review with management of BriaPro and with the external auditors of BriaPro significant accounting principles and disclosure issues and alternative treatments under International Financial Reporting Standards (“IFRS”) all with a view to gaining reasonable assurance that financial statements are accurate, complete and present fairly BriaPro’s financial position and the results of its operations in accordance with IFRS;

I-2

(v)	annually review BriaPro’s Corporate Disclosure Policy and recommend any proposed changes to the Board for consideration; and

(vi)	review the minutes from each meeting of the disclosure committee of BriaPro established pursuant to BriaPro’s Corporate Disclosure Policy, since the last meeting of the Committee.

(b)	Internal Controls and Audit

(i)	review and assess the adequacy and effectiveness of BriaPro’s system of internal control and management information systems through discussions with management and the external auditor of BriaPro to ensure that BriaPro maintains: (a) the necessary books, records and accounts in sufficient detail to accurately and fairly reflect BriaPro’s transactions; (b) effective internal control systems; and (c) adequate processes for assessing the risk of material misstatement of the financial statements of BriaPro and for detecting control weaknesses or fraud. From time to time the Committee will assess whether a formal internal audit department is necessary or desirable having regard to the size and stage of development of BriaPro at any particular time;

(ii)	satisfy itself that management has established adequate procedures for the review of BriaPro’s disclosure of financial information extracted or derived directly from BriaPro’s financial statements;

(iii)	periodically assess the adequacy of such systems and procedures to ensure compliance with regulatory requirements and recommendations;

(iv)	review and discuss the major financial risk exposures of BriaPro and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities;

(v)	review and assess, and in the Committee’s discretion make recommendations to the Board regarding, the adequacy of BriaPro’s risk management policies and procedures with regard to identification of BriaPro’s principal risks and implementation of appropriate systems to manage such risks including an assessment of the adequacy of insurance coverage maintained by BriaPro; and

(c)	External Audit

(i)	recommend to the Board a firm of external auditors to be engaged by BriaPro;

(ii)	ensure the external auditors report directly to the Committee on a regular basis;

(iii)	review the independence of the external auditors, including a written report from the external auditors respecting their independence and consideration of applicable auditor independence standards;

(iv)	review and approve the compensation of the external auditors, and the scope and timing of the audit and other related services rendered by the external auditors;

(v)	review the audit plan of the external auditors prior to the commencement of the audit;

(vi)	establish and maintain a direct line of communication with BriaPro’s external and, if applicable, internal auditors;

(vii)	meet in camera with only the auditors (if present), with only management (if present), and with only the Members at every Committee meeting;

I-3

(viii)	review the performance of the external auditors who are accountable to the Committee and the Board as representatives of the shareholders, including the lead partner of the independent auditors team;

(ix)	oversee the work of the external auditors appointed by the shareholders of BriaPro with respect to preparing and issuing an audit report or performing other audit, review or attest services for BriaPro, including the resolution of issues between management of BriaPro and the external auditors regarding financial disclosure;

(x)	review the results of the external audit and the report thereon including, without limitation, a discussion with the external auditors as to the quality of accounting principles used and any alternative treatments of financial information that have been discussed with management of BriaPro and the ramifications of their use, as well as any other material changes. Review a report describing all material written communication between management and the auditors such as management letters and schedule of unadjusted differences;

(xi)	discuss with the external auditors their perception of BriaPro’s financial and accounting personnel, records and systems, the cooperation which the external auditors received during their course of their review and availability of records, data and other requested information and any recommendations with respect thereto;

(xii)	review the reasons for any proposed change in the external auditors which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board; and

(xiii)	review annually a report from the external auditors in respect of their internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

(d)	Associated Responsibilities

(i)	monitor and periodically review BriaPro’s Whistleblower Policy and associated procedures for:

(A)	the receipt, retention and treatment of complaints received by BriaPro regarding accounting, internal accounting controls or auditing matters;

(B)	the confidential, anonymous submission by directors, officers and employees of BriaPro of concerns regarding questionable accounting or auditing matters; and

(C)	any violations of any Applicable Laws that relate to corporate reporting and disclosure, or violations of BriaPro’s Code of Conduct and Ethics; and

(ii)	review and approve the hiring policies of BriaPro regarding employees and partners, and former employees and partners, of the present and former external auditors of BriaPro.

(e)	Non-Audit Services

(i)	Pre-approve all non-audit services to be provided to BriaPro or any subsidiary entities by its external auditors or by the external auditors of such subsidiary entities. The Committee may delegate to one or more of its members the authority to pre-approve non-audit services but pre-approval by such Member or Members so delegated shall be presented to the Committee at its first scheduled meeting following such pre-approval.

I-4

(f)	Oversight Function

(i)	While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that BriaPro’s financial statements are complete and accurate or are in accordance with IFRS and applicable rules and regulations. These are the responsibilities of the management and the external auditors of BriaPro. The Committee, the Chairman and any Members identified as having accounting or related financial expertise are directors of BriaPro, appointed to the Committee to provide broad oversight of the financial, risk and control related activities of BriaPro, and are specifically not accountable or responsible for the day to day operation or performance of such activities. Although the designation of a Member as having accounting or related financial expertise for disclosure purposes is based on that individual’s education and experience, which that individual will bring to bear in carrying out his or her duties on the Committee, such designation does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation. Rather, the role of a Member who is identified as having accounting or related financial expertise, like the role of all Members, is to oversee the process, not to certify or guarantee the internal or external audit of BriaPro’s financial information or public disclosure.

REPORTING

The Committee shall provide the Board with a summary of all actions taken at each Committee meeting or by written resolution. The Committee will annually review and approve the Committee’s report for inclusion in the management proxy circular. The Secretary will circulate the minutes of each meeting of the Committee and each written resolution passed by the Committee to the Board. The Committee shall produce and provide the Board with all reports or other information required to be prepared under Applicable Laws.

ACCESS TO INFORMATION AND AUTHORITY

The Committee will be granted unrestricted access to all information regarding BriaPro and all directors, officers and employees will be directed to cooperate as requested by Members. The Committee has the authority to retain, at BriaPro’s expense, outside legal, financial and other advisors, consultants and experts, to assist the Committee in fulfilling its duties and responsibilities. The Committee also has the authority to communicate directly with external and, if applicable, internal auditors of BriaPro.

REVIEW OF CHARTER

The Committee will annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for consideration.

CHAIR

The Chair of the Committee should:

(a)	provide leadership to the Committee with respect to its functions as described in this mandate and as otherwise may be appropriate, including overseeing the operation of the Committee;

(b)	chair meetings of the Committee, unless not present, including in camera sessions, and report to the Board following each meeting of the Committee on the activities and any recommendations of the Committee;

(c)	ensure that the Committee meets at least once per quarter and otherwise as considered appropriate;

(d)	in consultation with the Chairman of the Board and the Committee members, establish dates for holding meetings of the Committee;

(e)	set the agenda for each meeting of the Committee, with input from other Committee members, the Chairman of the Board, and any other appropriate persons;

I-5

(f)	ensure that Committee materials are available to any director upon request;

(g)	act as liaison and maintain communication with the Chairman of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the Committee. This includes reporting to the Board on all decisions of the Committee at the first meeting of the Board after each Committee meeting and at such other times and in such manner as the Committee considers advisable; and

(h)	report annually to the Board on the role of the Committee and the effectiveness of the Committee in contributing to the effectiveness of the Board.

Original Approval Date:	May 15, 2023

Approved by:	Audit Committee

Board of Directors

I-6

Schedule “J”

BRIACELL CARVE-OUT MANAGEMENT DISCUSSION AND ANALYSIS

CARVE-OUT MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2022

July 24, 2023

Corporate Office- Canada		Corporate Office-US
Suite 300 - Bellevue Centre		2929 Arch Street, 3rd Floor
235 -15th Street		Philadelphia, PA 19104
West Vancouver, BC V7T 2X1		Tel:	1-888-485-6340
Tel:	604-921-1810	Fax:	424-245-3719
Fax:	604-921-1898

J-1

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following Management Discussion and Analysis (“MD&A”) of BriaCell Therapeutics Corp. Carve-Out (the “Company”) has been prepared by management, in accordance with the requirements of National Instrument 51-102 (“NI 51-102”) and should be read in conjunction with the audited carve-out financial statements of the Company for the year ended July 31, 2022 and 2021 and the related notes contained therein which have been prepared under International Financial Reporting Standards (“IFRS”). The information contained herein is not a substitute for detailed investigation or analysis on any particular issue. The information provided in this document is not intended to be a comprehensive review of all matters and developments concerning the Company.

All financial information in this MD&A has been prepared in accordance with IFRS and unless otherwise indicated herein, all currency references are to United States dollars.

References to the “Company,” “our,” “us” or “we” refer to BriaCell Therapeutics Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the audited carve-out consolidated financial statements and the notes thereto contained elsewhere in this report. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Cautionary Note Regarding Forward-Looking Statements

This MD&A includes forward-looking statements within the meaning of applicable securities laws. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Proxy Statement dated July 24, 2023.

Overview

On May 24, 2023, the Company entered into an arrangement agreement (the “Arrangement Agreement”) with BriaPro Therapeutics Corp. (“BriaPro”), pursuant to which the Company expects to complete an arrangement pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “Arrangement”), as contemplated by the provisions of the Arrangement Agreement and a plan of arrangement.

As at the date of this MD&A, BriaPro has not carried on any active business. Until the Arrangement is effected, BriaPro will have no assets (other than the proceeds received for the issuance of incorporation shares in the capital of the BriaPro) or liabilities, will conduct no operations and will not issue shares in its capital. After completion of the Arrangement, BriaPro will, directly or indirectly, own certain pre-clinical pipeline assets of the Company specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer (the “BriaPro Assets”). BriaPro intends to continue to advance the BriaPro Assets.

Recent Developments

In Q1 2023, BriaCell commenced a review of strategic alternatives relating to the Assets. BriaCell determined that its market capitalization reflected little if any value of the BriaPro Assets. By developing the BriaPro Assets in a separate corporate entity, BriaCell believed that it could, among other possible benefits, (i) unlock the significant development potential of the BriaPro Assets; (ii) realize independent value in the BriaPro Assets for the benefit of all BriaCell shareholders; and (iii) allow each of BriaCell and BriaPro to focus on their respective research and development programs.

J-2

In February and March 2023, BriaCell worked with its external legal and tax advisors to develop a structure for the proposed spinout transaction that would, among other things, (i) house the BriaPro Assets in BriaPro, as a newly-established, unlisted reporting issuer; (ii) provide all BriaCell shareholders with a direct ownership interest in BriaPro, with BriaCell initially retaining a two-third majority interest; and (iii) give BriaPro access to BriaCell’s personnel and back office systems and support for a transitional period under the terms of a transition services agreement, while BriaPro worked to develop those capabilities independently (the “Spinout Transaction”).

On March 6, 2023, the board of directors of BriaCell met and unanimously approved the Spinout Transaction.

On May 24, 2023, the board of directors of BriaCell unanimously approved the Arrangement and the Arrangement Agreement.

Results of Operations for the Years Ended July 31, 2022 and 2021.

	July 31, 2022	July 31, 2021
	(Audited)	(Audited)
Operating Expenses:
Research and development expenses	92,276	26,812
General and administrative expenses	53,745	13,033
Operating Loss	(146,021)	(39,845)

Loss and Comprehensive loss for the period	(146,021)	(39,845)

Research and Development Costs

Research costs are comprised primarily of intellectual property, development and production expenditures.

For the period ended July 31, 2022, research costs amounted to $92,276, as compared to $26,812 for the period ended July 31, 2021. This increase in costs is attributed to the ongoing development of advancing our pre-clinical pipeline assets.

General and Administrative Expenses

For the period ended July 31, 2022, general and administrative expenses amounted to $53,745 as compared to $13,033 for the period ended July 31, 2021. These increases are directly related to the increase in research and development costs.

Loss for the Period

The Company reported a loss for the period ended July 31, 2022, of $146,021, as compared to $39,845 for the year ended July 31, 2021. The increased losses in 2022 are a direct result of increased research and development of our pre-clinical pipeline assets.

Going Concern Uncertainty

The audited carve-out financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $460,068 as of July 31, 2022 (July 31, 2021 - $314,047), and negative cash flows from operations of $130,750 (2021- $24,574) and is currently in the development stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at July 31, 2022, the Company has not yet completed the clinical development of, or achieved regulatory approval to market Bria-TILsRx™, and PKCδ inhibitors, its lead product candidates. The Company expects to incur further losses as the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. The uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

J-3

Liquidity and Capital Resources

As of July 31, 2022, the Company has no working capital and an accumulated deficit of $460,068.

The Company’s ability to fund its longer-term cash requirements is subject to multiple risks, many of which are beyond its control. The Company intends to raise additional capital, either through debt or equity financings in order to achieve its business plan objectives. Management believes that it can be successful in obtaining additional capital; however, there can be no assurance that the Company will be able to do so. There is no assurance that any funds raised will be sufficient to enable the Company to attain profitable operations or continue as a going concern. To the extent that the Company is unsuccessful, the Company may need to curtail or cease its operations and implement a plan to extend payables or reduce overhead until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.

Off-Balance Sheet Arrangements

None.

Tabular Disclosure of Contractual Obligations

None.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with IFRS requires management to make estimates, judgments and assumptions that affect the amounts reported in the audited carve-out financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the audited carve-out financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern

Preparation of the audited carve-out financial statements is on a going concern basis, which contemplates the realization of assets and payments of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets, including its intangible assets and to meet its liabilities as they become due.

Allocation of corporate costs

The preparation of the audited carve-out financial statements includes certain corporate general and administrative costs incurred by BriaCell in connection with the research and development activities of the Company. The Company, together with BriaCell have estimated the value of such costs to be allocated to the Company, to be in proportion to the research and development costs included by both companies. Where specific general and administration costs were incurred by BriaCell on behalf of the Company, these expenses are included in their entirety in the audited carve-out financial statements.

Income Taxes

Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax-related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.

Intangible Assets

Intangible assets with an infinite life are tested for impairment annually or more frequently if there is an indication of impairment. The carrying value of intangibles with definite lives is reviewed each reporting period to determine whether there is any indication of impairment. If there are indications of impairment the impairment analysis is completed and if the carrying amount of an asset exceeds its recoverable amount, the asset is impaired and impairment loss is recognized. Judgement and assumptions are involved in determining the existence of indicators and carrying amount of an asset.

J-4

Accounting Standards Issued But Not Yet Effective

There are a number of standards, amendments to standards, and interpretations which have been issued by the International Accounting Standards Board (“IASB”) that are effective in future accounting periods that the Company has decided not to adopt early.

The following amendments are effective for the period beginning 1 January 2023:

-	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2);

-	Definition of Accounting Estimates (Amendments to IAS 8); and

-	Deferred Tax Related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)

The following amendments are effective for the period beginning 1 January 2024:

-	IFRS 16 Leases (Amendment – Liability in a Sale and Leaseback)

-	IAS 1 Presentation of Financial Statements (Amendment – Classification of Liabilities as Current or Non-current)

-	IAS 1 Presentation of Financial Statements (Amendment – Non-current Liabilities with Covenants)

The Company is currently assessing the impact of these new accounting standards and amendments. The Company does not believe that the amendments to IAS 1 will have a significant impact on the classification of its liabilities.

The Company does not expect any other standards issued by the IASB, but not yet effective, to have a material impact on the Company.

Financial Instruments and Financial Risk Exposures

The Company has no financial instruments and therefore it is management’s opinion that the Company is not exposed to significant interest, credit or financial risks.

Managements Responsibility for Financial Statements

The information provided in this report, is the responsibility of management. During the preparation of financial statements, estimates are sometimes necessary to make a determination of future values for certain assets or liabilities. Management believes such estimates have been based on careful judgments and have been properly reflected in the accompanying financial statements.

Management maintains a system of internal controls to provide reasonable assurance that the company’s assets are safeguarded and to facilitate the preparation of relevant and timely information.

J-5

CARVE-OUT MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FOR THE THREE AND NINE MONTH PERIOD ENDED APRIL 30, 2023

July 24, 2023

Corporate Office- Canada		Corporate Office- US
Suite 300 - Bellevue Centre		2929 Arch Street, 3rd Floor
235 -15th Street		Philadelphia, PA 19104
West Vancouver, BC V7T 2X1		Tel:	1-888-485-6340

Tel:	604-921-1810	Fax:	424-245-3719

Fax:	604-921-1898

J-6

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following Management Discussion and Analysis (“MD&A”) of BriaCell Therapeutics Corp. (the “Company”) has been prepared by management, in accordance with the requirements of National Instrument 51-102 (“NI 51-102”) and should be read in conjunction with the audited carve-out financial statements of the Company for the year ended July 31, 2022 and the unaudited condensed interim carve-out financial statements for the three and nine months ended April 30, 2023. The related notes contained therein which have been prepared under International Financial Reporting Standards (“IFRS”). The information contained herein is not a substitute for detailed investigation or analysis on any particular issue. The information provided in this document is not intended to be a comprehensive review of all matters and developments concerning the Company.

All financial information in this MD&A has been prepared in accordance with IFRS and unless otherwise indicated herein, all currency references are to United States dollars.

References to the “Company,” “our,” “us” or “we” refer to BriaCell Therapeutics Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the audited carve-out consolidated financial statements and the notes thereto contained elsewhere in this report. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Cautionary Note Regarding Forward-Looking Statements

This MD&A includes forward-looking statements within the meaning of applicable securities laws. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Proxy Statement dated July 24, 2023.

Overview

On May 24, 2023, the Company entered into an arrangement agreement (the “Arrangement Agreement”) with BriaPro Therapeutics Corp. (“BriaPro”), pursuant to which the Company expects to complete an arrangement pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “Arrangement”), as contemplated by the provisions of the Arrangement Agreement and a plan of arrangement.

As at the date of this MD&A, BriaPro has not carried on any active business. Until the Arrangement is effected, BriaPro will have no assets (other than the proceeds received for the issuance of incorporation shares in the capital of BriaPro) or liabilities, will conduct no operations and will not issue shares in its capital. After completion of the Arrangement, BriaPro will, directly or indirectly, own certain pre-clinical pipeline assets of the Company specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer (the “BriaPro Assets”). BriaPro intends to continue to advance the BriaPro Assets.

Recent Developments

In Q1 2023, BriaCell commenced a review of strategic alternatives relating to the BriaPro Assets. BriaCell determined that its market capitalization reflected little if any value of the BriaPro Assets. By developing the BriaPro Assets in a separate corporate entity, BriaPro, BriaCell believed that it could, among other possible benefits, (i) unlock the significant development potential of the Assets, (ii) realize independent value in the Assets for the benefit of all BriaCell shareholders, and (iii) allow each of BriaCell and BriaPro to focus on their respective research and development programs.

J-7

In February and March 2023, BriaCell worked with its external legal and tax advisors to develop a structure for the proposed spinout transaction that would, among other things, (i) house the BriaPro Assets in BriaPro, as a newly-established, unlisted reporting issuer, (ii) provide all BriaCell shareholders with a direct ownership interest in BriaPro, with BriaCell initially retaining a two-third majority interest, and (iii) give BriaPro access to BriaCell’s personnel and back office systems and support for a transitional period under the terms of a transition services agreement, while BriaPro worked to develop those capabilities independently (the “Spinout Transaction”).

On March 6, 2023, the board of directors of BriaCell met and unanimously approved the Spinout Transaction.

On May 24, 2023, the board of directors of BriaCell unanimously approved the Arrangement and the Arrangement Agreement.

Results of Operations for the Three and Nine Months Ended April 30, 2023 and 2022.

	Three months ended April 30,		Nine months ended April 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Expenses:
Research and development expenses	$32,157	$3,817	$300,656	$47,891
General and administrative expenses	9,852	-	129,042	35,195

Operating loss	(42,009)	(3,817)	(429,697)	(83,086)
Loss and Comprehensive loss for the period	$(42,009)	$(3,817)	$(429,697)	(83,086)

Three-month period ended April 30, 2023, compared to the three-month period ended April 30, 2022

Research and Development Costs

Research costs are comprised primarily of intellectual property, development and production expenditures.

For the three-month period ended April 30, 2023, research costs amounted to $32,157 as compared to $3,817 for the three-month period ended April 30, 2022. The increase in costs is attributed to the ongoing development of advancing our pre-clinical pipeline assets.

General and Administrative Expenses

For the three-month period ended April 30, 2023, general and administrative expenses amounted to $9,852 as compared to $nil for the three-month period ended April 30, 2022. These increases are directly related to the increase in research and development costs.

J-8

Loss for the period

The Company reported a loss for the three-month period ended April 30, 2023, of $42,009, as compared to $3,817 for the three-month period ended April 30, 2022. The increased losses in 2023 are a direct result of increased research and development of our pre-clinical pipeline assets.

Nine-month period ended April 30, 2023, compared to the nine-month period ended April 30, 2022

Research and Development Costs

Research costs are comprised primarily of intellectual property, development and production expenditures.

For the nine-month period ended April 30, 2023, research costs amounted to $300,656 as compared to $47,891 for the nine-month period ended April 30, 2022. The increase in costs is attributed to the ongoing development of advancing our pre-clinical pipeline assets.

General and Administrative Expenses

For the nine-month period ended April 30, 2023, general and administrative expenses amounted to $129,042 as compared to $35,195 for the nine-month period ended April 30, 2022. These increases are directly related to the increase in research and development costs.

Loss for the Period

The Company reported a loss for the nine-month period ended April 30, 2023, of $429,697, as compared to $83,086 for the nine-month period ended April 30, 2022. The increased losses in 2023 are a direct result of increased research and development of our pre-clinical pipeline assets.

Going Concern Uncertainty

The carve-out financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $889,765 as of April 30, 2023 (July 31, 2022 - $460,068), and negative cash flows from operations of $418,244 for the nine-month period ending April 30, 2023 (April 30, 2022 - $71,633) and is currently in the development stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at April 30, 2023, the Company has not yet completed the clinical development of or achieved regulatory approval to market Bria-TILsRx™, and PKCδ inhibitors, its lead product candidates. The Company expects to incur further losses as the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. The uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

Liquidity and Capital Resources

As of April 30, 2023, the Company has no working capital and an accumulated deficit of $889,765.

The Company’s ability to fund its longer-term cash requirements is subject to multiple risks, many of which are beyond its control. The Company intends to raise additional capital, either through debt or equity financings in order to achieve its business plan objectives. Management believes that it can be successful in obtaining additional capital; however, there can be no assurance that the Company will be able to do so. There is no assurance that any funds raised will be sufficient to enable the Company to attain profitable operations or continue as a going concern. To the extent that the Company is unsuccessful, the Company may need to curtail or cease its operations and implement a plan to extend payables or reduce overhead until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.

J-9

Off-Balance Sheet Arrangements

None.

Tabular Disclosure of Contractual Obligations

None.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with IFRS requires management to make estimates, judgments and assumptions that affect the amounts reported in the carve-out financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the condensed interim carve-out financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern

Preparation of the condensed interim carve-out financial statements is on a going concern basis, which contemplates the realization of assets and payments of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets, including its intangible assets and to meet its liabilities as they become due.

Allocation of corporate costs

The preparation of the condensed-interim carve-out financial statements includes certain corporate general and administrative costs incurred by BriaCell in connection with the research and development activities of the Company. The Company, together with BriaCell have estimated the value of such costs to be allocated to the Company, to be in proportion to the research and development costs included by both companies. Where specific general and administration costs were incurred by BriaCell on behalf of the Company, these expenses are included in their entirety in condensed interim carve-out financial statements.

Income Taxes

Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax-related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.

Intangible Assets

Intangible assets with an infinite life are tested for impairment annually or more frequently if there is an indication of impairment. The carrying value of intangibles with definite lives is reviewed each reporting period to determine whether there is any indication of impairment. If there are indications of impairment the impairment analysis is completed and if the carrying amount of an asset exceeds its recoverable amount, the asset is impaired and impairment loss is recognized. Judgement and assumptions are involved in determining the existence of indicators and carrying amount of an asset.

Accounting Standards Issued But Not Yet Effective

There are a number of standards, amendments to standards, and interpretations which have been issued by the International Accounting Standards Board (“IASB”) that are effective in future accounting periods that the Company has decided not to adopt early.

J-10

The following amendments are effective for the annual periods beginning 1 January 2023:

-	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2);

-	Definition of Accounting Estimates (Amendments to IAS 8); and

-	Deferred Tax Related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)

The following amendments are effective for the annual periods beginning 1 January 2024:

-	IFRS 16 Leases (Amendment – Liability in a Sale and Leaseback)

-	IAS 1 Presentation of Financial Statements (Amendment – Classification of Liabilities as Current or Non-current)

-	IAS 1 Presentation of Financial Statements (Amendment – Non-current Liabilities with Covenants)

The Company is currently assessing the impact of these new accounting standards and amendments. The Company does not believe that the amendments to IAS 1 will have a significant impact on the classification of its liabilities.

The Company does not expect any other standards issued by the IASB, but not yet effective, to have a material impact on the Company.

Financial Instruments and Financial Risk Exposures

The Company has no financial instruments and therefore it is management’s opinion that the Company is not exposed to significant interest, credit or financial risks.

Managements Responsibility for Financial Statements

The information provided in this report, is the responsibility of management. During the preparation of financial statements, estimates are sometimes necessary to make a determination of future values for certain assets or liabilities. Management believes such estimates have been based on careful judgments and have been properly reflected in the accompanying financial statements.

Management maintains a system of internal controls to provide reasonable assurance that the company’s assets are safeguarded and to facilitate the preparation of relevant and timely information.

J-11

Schedule “K”

BDO FAIRNESS OPINION

(see attached)

BDO

Tel: 416 865 0200
Fax: 416 865 0887
www.bdo.ca

BDO Canada LLP
222 Bay Street, Suite 2200
Toronto, ON M5K 1H1

June 2, 2023

Dr. William V. Williams, MD
President & CEO
BriaCell Therapeutics Corp.
Suite 300 – Bellevue Centre, 235-15th Street
Vancouver, BC V7T 2X1

Dear Dr. Williams:

ATTENTION: BOARD OF DIRECTORS

INTRODUCTION AND PURPOSE

BDO Canada LLP (**"BDO"**) understands that BriaCell Therapeutics Corp. (**"BriaCell"** or **"Company"**) is contemplating a transaction (**"Proposed Transaction"**) with BriaPro Therapeutics Corp. (**"SpinCo"**) pursuant to which certain pre-clinical pipeline assets of the Company, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (**"SpinCo Assets"**), will be spun-out to SpinCo by way of a court approved statutory plan of arrangement under the Business Corporations Act (British Columbia) (**"Arrangement"**). BriaCell is a company listed on the Toronto Stock Exchange (**"TSX"**) and the NASDAQ Stock Market (**"NASDAQ"**) that operates as an immune-oncology-focused biotechnology company developing targeted and effective approaches for the management of cancer.

The above description is summary in nature. BDO understands that additional details regarding the Proposed Transaction will be provided in the information circular (**"Circular"**) to be mailed to the shareholders of BriaCell.

BDO has been retained to prepare and deliver to the board of directors of BriaCell (**"Board"**) an opinion (**"Fairness Opinion"**) as to whether the Proposed Transaction is in the best interest of BriaCell and fair from a financial perspective to BriaCell's shareholders (**"Shareholders"**) as at May 5, 2023 (**"Valuation Date"**).

BDO understands that the Fairness Opinion will not be used for regulatory purposes or compliance with Multilateral Instrument 61-101 – ***Protection of Minority Security Holders in Special Transactions*** or Multilateral CSA Staff Notice 61-302 – ***Staff Review and Commentary on Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions***.

All dollar amounts referred to herein are expressed in Canadian dollars (**"CAD"**) unless otherwise indicated.

ENGAGEMENT OF BDO CANADA LLP

BDO was formally engaged by the Board pursuant to an agreement dated April 28, 2023 (**"Engagement Agreement"**). The terms of the Engagement Agreement provide that BDO Canada is to be paid a fixed fee. In addition, BDO is to be reimbursed for its reasonable out-of-pocket expenses and be indemnified by BriaCell in respect of certain liabilities, which may be incurred by BDO in connection with the provision of its services. No part of BDO's fee is contingent upon the conclusions reached in the Fairness Opinion or on the successful completion of the Proposed Transaction.

BDO Canada LLP, a Canadian limited liability partnership, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

K-1

CREDENTIALS OF BDO CANADA LLP

The firms of the BDO global network provide industry-focused assurance, tax, and specialist advisory services to enhance value for clients and their stakeholders. More than 80,000 people in 162 countries across our network share their expertise and thought leadership to develop practical solutions for clients. In Canada, BDO and its related entities have more than 4,100 partners and staff in over 125 offices across the country. The firm's specialist advisory capabilities include significant experience advising on mergers & acquisitions and valuation matters for both public and privately held businesses. BDO's Fairness Opinion expressed herein represents the opinion of BDO, and the form and content thereof has been approved for release by partners of BDO, each of whom is a member of the Chartered Professional Accountants of Canada and the Canadian Institute of Chartered Business Valuators, and who each have experience in merger, acquisition, divestiture, valuation, fairness opinion, and related matters.

INDEPENDENCE OF BDO

BDO does not have any present or contemplated interest in the business, assets, liabilities, or ownership interests being valued. The fees quoted for the Fairness Opinion are not contingent upon BDO's conclusion, findings, or any other event.

BDO is independent of BriaCell and SpinCo. Prior to accepting the Engagement Agreement and rendering the Fairness Opinion hereunder, an internal search of BDO records was performed to identify any potential client conflicts based on the names of the parties that BriaCell provided, which are listed below:

- BriaCell Therapeutics Corp.
- BriaPro Therapeutics Corp.
- BriaCell Therapeutics Corp. (USA)
- Sapienta Pharmaceuticals Inc.
- William V. Williams
- Gadi Levin
- Guiseppe Del Priore
- Miguel Lopez-Lago
- Jamieson Bonderanko
- Vaughn Embro-Pantolony
- Martin Schmieg
- Marc Lustic
- Rebecca Taub
- Jane Gross

Based on our conflicts search, we are not aware of any conflicts that would affect our ability to act impartially. The principal preparer and other staff involved in the preparation of the Fairness Opinion are all independent of BriaCell and SpinCo. Neither BDO nor any of its affiliates is an "insider", "associate", or "affiliate" of BriaCell, SpinCo, or any of their affiliates.

BDO acted as an independent valuator for SpinCo for income tax planning purposes, in addition to the Fairness Opinion.

DEFINITIONS

For the purpose of the Fairness Opinion, fair market value (**"FMV"**), as defined by MI 61-101, is the monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm's length with the other and under no compulsion to act.

FMV as defined above is a concept of value, which may or may not equal the purchase or sale price in an actual market transaction. Within the marketplace, there may exist "special purchasers" who may be willing to pay higher prices, as a result of reduced or eliminated competition, ensured source of sales, cost savings arising on business combinations following acquisitions, or other strategic advantages that could be realized by the purchaser.

Given the nature and stated purpose of this engagement, we will not expose any of the SpinCo Shares to the marketplace to determine whether some special purchasers, for their own reasons, might perceive a value different from that considered by us in arriving at our Fairness Opinion. We have not considered the potential value to the shareholders of BriaCell of any other transaction that might be undertaken as an alternative to the Proposed Transaction. In arriving at the Fairness Opinion conclusion, BDO considered whether the Consideration to be received as part of the Proposed Transaction is greater than or equal to the FMV of the Shares to be given up.

Page 2 of 7

K-2

SCOPE OF REVIEW

In connection with preparing and rendering the Fairness Opinion, BDO has reviewed, and where it considered appropriate, relied upon, or undertaken, among other things, the following:

a) Proposed Spinout presentation dated April 25, 2023;

b) SpinCo's historical expenses incurred to January 2023 and for the projection period between January 2023 and July 31, 2029;

c) Press release dated May 25, 2023 titled: "BriaCell Enters Definitive Arrangement Agreement for the Spin Out of BriaPro Therapeutics Corp.";

d) BriaCell Therapeutics Corp. Directors' Resolutions dated May 24, 2023;

e) BriaPro Therapeutics Corp. Directors' Resolutions dated May 24, 2023;

f) Certain publicly available information on the Company;

g) Certain publicly available financial information and stock market data as of May 5, 2023[1] relating to selected public companies that we considered might have relevance to our Fairness Opinion;

h) Financial terms, to the extent publicly available, of certain corporate acquisition transactions that we considered might have relevance to our Fairness Opinion;

i) Independent research concerning the oncology industry;

j) Independent research concerning the current economic conditions and outlook for the North American economy;

k) Various reports published by equity research analysts and industry sources BDO considered relevant;

l) A letter of representation from BriaCell as to certain factual matters and the completeness and accuracy of certain information upon which the Fairness Opinion is based on;

m) Other industry, financial, and market information and analyses considered necessary or appropriate in the circumstances; and

n) Conducted other studies, analyses, and inquiries as we deemed necessary or appropriate.

BDO's work consisted primarily of inquiry, consideration, analysis, and discussion of this information. Our reliance on this information is based, in part, on Management's representations as to the completeness and accuracy of the information provided by BriaCell.

MAJOR ASSUMPTIONS

In connection with preparing and rendering the Fairness Opinion, BDO has reviewed, and where it considered appropriate, relied upon, or undertaken, among other things, the following:

a) All revenues and expenses of SpinCo were recorded in accordance with IFRS in their respective financial statements for the fiscal year ended July 31, 2021 and 2022, and the period ended January 31, 2023;

b) The reported earnings of SpinCo contain no material non-recurring or unusual items of sales and expense, except as noted herein;

c) There were no significant non-arm's length transactions (at other than FMV) during the period under review, except as noted herein;

d) The financial projections, including estimates for working capital requirements and capital expenditures, represent Management's best estimate of future results as at the Valuation Date;

[1] We do not believe there is a material impact to the Fairness Opinion due to any changes in market data between May 5, 2023 and May 25, 2023.

Page 3 of 7

K-3

e) There are no strategic initiatives or contemplated transactions that have not been disclosed to us, which would reasonably be expected to impact our conclusions; and

f) All offers to purchase SpinCo during the 24 months preceding the Valuation Date have been fully disclosed to us.

BDO's work consisted primarily of inquiry, consideration, analysis, and discussion of this information. Our reliance on this information is based, in part, on Management's representations as to the completeness and accuracy of the information provided by SpinCo.

RESTRICTIONS AND LIMITATIONS

BDO has been engaged by the Board of BriaCell to provide the Board with a Fairness Opinion as to the fairness of the Proposed Transaction, from a financial point of view, to the Shareholders as at the Valuation Date.

BDO understands that the Fairness Opinion will be included in an information circular (or equivalent) to be mailed to the Shareholders in connection with the Proposed Transaction. Reference to the Fairness Opinion and BDO in connection therewith may also be included in any press releases issued by either BriaCell and SpinCo.

We further understand that the Fairness Opinion will not be used for regulatory purposes or compliance with Multilateral Instrument 61-101 – ***Protection of Minority Security Holders in Special Transactions*** or Multilateral CSA Staff Notice 61-302 – ***Staff Review and Commentary on Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.***

BDO has relied upon the completeness, accuracy, and fair presentation of all of the financial and other information, data, advice, opinions, or representations obtained from public sources and BriaCell (**"Information"**). The Fairness Opinion is conditional upon the completeness, accuracy, and fair presentation of such Information. Subject to the exercise of professional judgment, we have not attempted to verify independently the completeness, accuracy, or fair presentation of any of the Information. BDO has assumed that the projections provided to it by Management represent the best estimate of the most probable results for the Company for the periods presented therein. In preparing the Fairness Opinion, BDO has made certain assumptions in addition to those noted herein, which it considered to be reasonable and appropriate in the circumstances.

In connection with the preparation of the Fairness Opinion, BDO's mandate did not include the solicitation of interest from any other party with respect to any other extraordinary transaction involving BriaCell or to evaluate alternatives to the Proposed Transaction.

The Fairness Opinion is rendered on the basis of securities markets, economic, financial, and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise of BriaCell, as they were reflected in the Information and as they have been represented to us in discussions with Management. In our analyses and in preparing the Fairness Opinion, we made assumptions with respect to industry performance, general business and economic conditions, and other matters.

The Fairness Opinion does not constitute a recommendation to the Special Committee as to whether they should approve, or recommend approval of, the Proposed Transaction. The Fairness Opinion in entirety or a summary thereof (in a form acceptable to BDO), is not to be reproduced, disseminated, quoted from, or referred to (in whole or in part) without the prior written consent of BDO.

The Fairness Opinion is not, and should not be construed as, advice as to the price at which the Shares may be sold at any time and no recommendation is made to Shareholders with respect to the Proposed Transaction, including how they should vote in respect of the Proposed Transaction. BDO has not been engaged to review, and does not express any view or opinion on, any legal, tax, accounting or regulatory aspects of the Proposed Transaction and the Fairness Opinion does not address any such matters. BDO has relied upon, without independent verification, the assessment of BriaCell and its legal counsel with respect to such matters. In addition, the Fairness Opinion does not address the relative merits of the Proposed Transaction as compared to any other strategic alternatives that may be available to BriaCell. The Fairness Opinion is limited solely to the Consideration to be paid pursuant to the Proposed Transaction and does not address any other aspect of the Proposed Transaction.

Page 4 of 7

K-4

The Fairness Opinion is rendered as of the date hereof and BDO disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to the attention of BDO after the date hereof. Without limiting the foregoing, if BDO learns that any of the information it relied upon in preparing the Fairness Opinion was inaccurate, incomplete or misleading in any material respect, BDO reserves the right to, but shall not be under and obligation to, change or withdraw the Fairness Opinion.

BDO has based the Fairness Opinion upon a variety of factors considered in aggregate. Accordingly, BDO believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by BDO, without considering all factors and analyses together, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.

In connection with the preparation of the Fairness Opinion, BDO's mandate did not include the solicitation of interest from any other party with respect to any other extraordinary transaction involving BriaCell or to evaluate alternatives to the Proposed Transaction.

In preparing the Fairness Opinion, BDO has made important assumptions including that all final versions of all agreements and documents to be executed and delivered in respect of or in connection with the Proposed Transaction will conform in all material respects to the drafts and summaries provided to BDO; that all conditions precedent to the Proposed Transaction can be satisfied; that all approvals, authorizations, consents, permissions, exemptions or orders of relevant regulatory authorities required in respect of or in connection with the Proposed Transaction will be obtained without adverse condition or qualification; and that all steps or procedures being followed to implement the Proposed Transaction are valid and effective.

CORPORATE OVERVIEW

BriaCell Therapeutics Corp.

BriaCell is an immune-oncology-focused biotechnology company that engages in developing immunotherapies for the management of cancer. Its lead drug candidate is Bria-IMT, a whole-cell cancer vaccine that is in Phase I/IIa clinical trials in combination with the immunotherapy development candidates retifanlimab. BriaCell is also developing Bria-OTS, an off-the-shelf personalized immunotherapy for advanced breast cancer; and BriaDx, a diagnostic test that determines the patients' HLA types.

BriaPro Therapeutics Corp.

SpinCo will own the entire right and interest to the SpinCo Assets, which consist of the following:

PKCδ Inhibitor: Therapeutics for multiple disease indications including cancer

Bria-TILsRx™: Multi-Specific Binding Reagents - Immunotherapies for Cancer

Page 5 of 7

K-5

APPROACH

The assessment of fairness, from a financial point of view, must be determined in the context of each particular transaction. BDO has based the Fairness Opinion on the circumstances as well as a number of factors relating to the Proposed Transaction, which it considered to be relevant.

As discussed earlier, the preparation of a fairness opinion is a complex process and it is not necessarily susceptible to partial analysis or a summary description. Accordingly, BDO's analyses must be considered as a whole and the selection of portions of BDO's analyses or the factors considered by us, without considering all factors and analyses together, could create a misleading view of the approaches underlying the Fairness Opinion. The Fairness Opinion is not to be construed as a recommendation to any holder of the SpinCo Shares to support or reject the Proposed Transaction.

The approach to our analysis of the Proposed Transaction is outlined as follows:

- Examination and analysis to understand the structure of the Proposed Transaction, through reading and understanding supporting documentation related to the Proposed Transaction, as indicated in the "Scope of Work" section above;
- Consideration of the rights of the BriaCell Shareholders in respect of the shares of BriaCell and the rights of the SpinCo Shares;
- Review of other qualitative factors affecting BriaCell and its respective values; and
- Consideration of other factors relevant to the Proposed Transaction that could have an impact on the fairness, from a financial point of view, of the Proposed Transaciton.

In analysing the fairness, from a financial point of view, of the Consideration to be received under the Proposed Transaction by the BriaCell Shareholders, we considered various factors related to or resulting from the Proposed Transaction, the most important of which are discussed below:

All Shareholders Retain The Pro Rata Ownership of BriaCell and SpinCo

The exchange ratio for each BriaCell Share held by BriaCell Shareholders is:

After the Proposed Transaction, SpinCo Shares issued to BriaCell Shareholders will, in aggregate, represent 33.33% ownership of SpinCo Shares. BriaCell will retain 66.67% ownership interest in SpinCo. As a result, each BriaCell Shareholder's pro rata ownership interest in both BriaCell and SpinCo is unchanged before and after the Proposed Transaction.

Voting Rights

Given that each BriaCell Shareholder will receive one (1) New BriaCell Share and one (1) SpinCo Share, the proportionate voting interest for each BriaCell Shareholder is unchanged immediately after the Proposed Transaction.

Future Financing Opportunities

Subsequent to the Proposed Transaction, SpinCo will be focused on the SpinCo Assets, which are pre-clinical. This will attract a different type of investor than BriaCell and could impact future financing prices for BriaCell and SpinCo. In addition, the proposed transaction will provide each of BriaCell and SpinCo with the flexibility to secure future financing without unnecessarily diluting shareholders of the other company.

Page 6 of 7

K-6

Tax Considerations

As discussed in the Limitations Section above, BDO is unable to assess the initial tax consequences of the Exchange to the individual holders and such assessment is beyond our scope of engagement.

FAIRNESS CONCLUSION

Subject to the assumptions, limitations, and qualifications set out herein, BDO is of the opinion that, as of the date hereof, the Consideration is fair from a financial point of view to the Shareholders of BriaCell.

Yours very truly,

BDO Canada LLP

BDO Canada LLP

Page 7 of 7

K-7

Schedule “L”

SPINCO INCENTIVE PLAN

EQUITY INCENTIVE PLAN
(● 2023)

BriaPro Therapeutics Corp. (the “Company”) hereby adopts this Equity Incentive Plan (“Plan”) for certain Employees, Directors, and Consultants of the Company and/or its Affiliates.

Article 1

PURPOSE

1.1	Purpose

The purpose of the Plan is to attract and retain Employees, Directors, and Consultants of the Company and/or its Affiliates, and to ensure that interests of key Persons are aligned with the success of the Company and its Affiliates.

Article 2

INTERPRETATION

2.1	Definitions

In this Plan, the following terms have the following meanings:

“$” or “Dollars” means the lawful currency of Canada except where explicitly set forth to the contrary;

“Act” means the Canadian Income Tax Act R.S.C., 1985, c. 1 (5th Supp.), as amended from time to time;

“Active Employment” or “Actively Employed” means a person is employed and actively performing employment duties for his or her Employer or performing other similar duties as may be determined by the Board in its discretion, or is on a leave of absence approved by his or her Employer or authorized under applicable law. For purposes of this Plan, except as may be required to comply with the minimum requirements of applicable employment standards legislation, Actively Employed and Active Employment does not include any period during, or in respect of, which a Participant is receiving or is entitled to receive payments in lieu of notice (whether by way of lump sum or salary continuance), benefits continuance, severance pay, damages for wrongful dismissal or other termination related payments or benefits, in each case, whether pursuant to statute, contract, common law, civil law or otherwise. For purposes of this Plan, a Participant is not Actively Employed if a Participant’s employment or engagement has been terminated by his or her voluntary resignation or by his or her Employer, regardless of whether a Participant’s employment or engagement has been terminated with or without Cause, lawfully or unlawfully or with or without notice;

“Affiliate” means, with respect to any Person, any entity that is an affiliate for the purposes of National Instrument 45-106 — Prospectus Exemptions, as amended from time to time;

“Applicable Withholding Taxes” means any and all taxes and other source deductions or other amounts which the Company or any of its Affiliates is required by law to withhold from any amounts to be paid or credited hereunder;

“Award” means an Option, RSU, PSU, DSU, or Dividend Share Unit granted under this Plan, as the context requires;

L-1

“Award Agreement” means an Option Agreement, RSU Agreement, PSU Agreement, or DSU Agreement, as the context requires;

“Blackout Period” means a period of time during which: (i) the trading guidelines of the Company, as amended or replaced from time to time, restrict one or more Participants from trading in securities of the Company; or (ii) the Company has determined that one or more Participants may not trade any securities of the Company;

“Blackout Period Expiry Date” means the date on which a Blackout Period expires;

“Board” means the board of directors of the Company;

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which Canadian chartered banks are authorized or obligated by law to close for business in Toronto, Ontario;

“Cause” means with respect to any Participant, (a) in the case where there is an employment or service agreement in effect between the Company or one of its Affiliates and the Participant that defines cause (or words of like import) as applicable to the Participant, cause as defined under such agreement; or (b) in the case where there is no such agreement in effect:

(i)	theft, fraud, dishonesty or misconduct by the Participant involving the property, business or affairs of the Company or any of its Affiliates or the carrying out of the Participant’s duties to the Company or any of its Affiliates;

(ii)	any material breach or non-observance by the Participant of any term of any employment or service agreement between the Participant and the Company or any of its Affiliates, this Plan or any non- competition, non-solicitation, confidentiality, or intellectual property covenants between the Participant and the Company or any of its Affiliates;

(iii)	the material failure by the Participant to perform his or her duties with or for the Company or any of its Affiliates provided that the Participant has been given notice in writing thereof and a reasonable period in which to rectify such failure;

(iv)	the failure of the Participant to comply with his or her fiduciary duties to the Company or any of its Affiliates (if any); or

(v)	the Participant’s conviction of, or plea of guilty or no contest to, a criminal offence, felony, or a crime or offence involving moral turpitude;

“Change in Control” means: (i) a direct or indirect sale or disposition, in any single transaction or series of related transactions, of all or substantially all of the consolidated assets of the Company and its subsidiaries to a Third Party Purchaser; (ii) a sale resulting in no less than a majority of the Common Shares (or other voting securities of the Company) on a fully diluted basis being held by a Third Party Purchaser, its Affiliates and any other Person acting jointly or in concert with the Third Party Purchaser; provided that, prior to such sale, such Persons did not hold, in the aggregate, a majority of the Common Shares (or other voting securities of the Company) on a fully diluted basis; (iii) a merger, consolidation, recapitalization or reorganization of the Company with or into a Third Party Purchaser that results in the inability of the holders of Common Shares immediately prior to the merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company; or (iv) any additional event that the Board reasonably determines is a Change in Control; provided, that, notwithstanding the foregoing, to the extent necessary to comply with Code Section 409A with respect to the payment of deferred compensation to any U.S. Taxpayer, Change in Control shall be limited to a change in control event as defined in Treasury Regulations Section 1.409A-3(i)(5) prescribed pursuant to Code Section 409A;

L-2

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time;

“Common Shares” means the common shares in the capital of the Company;

“Consultant” means an individual consultant or a consultant entity, other than an Employee or Director, that:

(i)	is engaged to provide services on a bona fide basis to the Company or any of its Affiliates, other than services provided in relation to a distribution of securities of the Company or any of its Affiliates;

(ii)	provides the services under a written contract with the Company or any of its Affiliates; and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Affiliates,

and includes, (i) for an individual consultant, (A) a company of which the individual consultant is an employee or shareholder, or (B) a partnership of which the individual consultant is an employee or partner, and (ii) for a consultant that is not an individual, an employee or director of the consultant, provided that the individual employee or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Affiliates;

“Deferred Annual Amount” has the meaning set forth in Section 8.2(b);

“Director” means a member of the Board from time to time who is not an Employee;

“Disability” in respect of a Participant, has the meaning given to such term in any written employment or consulting or retainer agreement between such Participant and the Company (or an Affiliate), and absent any such agreement containing such definition, means a mental or physical disability whereby such Participant:

(i)	is unable, due to illness, disease, mental or physical incapacity, disability or similar cause, to fulfill such Participant’s obligations as an Employee, Director or Consultant for a continuous period of six months or for a cumulative period of 180 days in any 12 month period, or

(ii)	is declared by a court of competent jurisdiction to be mentally incompetent or incapable of managing such Participant’s affairs;

“Dividend Share Unit” has the meaning set forth in Section 8.2;

“DSU” means a right, on the terms and conditions set out in the Plan or applicable DSU Agreement, to receive a Common Share issued from treasury (or an equivalent cash payment equal to the Fair Market Value of one Common Share on settlement of the DSU at the discretion of the Company);

“DSU Agreement” means an agreement between the Company and an Employee, Director or officer evidencing the grant of a DSU and the terms and conditions of such DSU in the form of Schedule “D” hereto or such other form(s) as may be approved by the Board from time to time;

“DSU Payment Date” means, with respect to a DSU granted to a Participant, no later than December 31 of the calendar year following the calendar year in which the DSU Termination Date occurred;

“DSU Redemption Notice” means a notice by a Participant to the Company electing the redemption of DSUs;

“DSU Termination Date” means the date that the Participant ceases to be a Director or Employee, as applicable, for any reason including, without limiting the generality of the foregoing, as a result of retirement, death, voluntary or involuntary termination, or Disability and, if applicable, means the effective date on which a Participant ceases, for any reason, to be an Director or Employee, as applicable, in a manner that qualifies as “Separation From Service” as defined in Schedule “E” hereto;

L-3

“Election Notice” has the meaning set forth in Section 8.2(c);

“Employee” means (subject to any applicable securities laws) a full-time or part-time employee of the Company or any of its Affiliates;

“Employer” means, with respect to a Participant, the Company or the applicable Affiliate thereof that employs or engages the Participant or employed or engaged the Participant immediately prior to the relevant time;

“Exercise Notes” means a notice in writing, signed by a Participant and stating the Participant’s intention to exercise a particular Option;

“Exercise Price” means the price at which an Option Share may be purchased pursuant to the exercise of an option;

“Fair Market Value” means the fair market value of such Common Shares as determined by the Board (by the reasonable application of a reasonable valuation method) and consistent with the principles of Code Sections 409A, 422 and 424 in the case of an Award granted to or held by a U.S. Taxpayer;

“Grant Date” means, for any Award, the date the Board grants the Award;

“Grant Resolution” means the applicable resolution of the Board authorizing and approving any Option, RSU, PSU, or DSU grant;

“Incentive Stock Option” means an option that meets the requirements of Code Section 422 or any successor provision and is designated as such by the Board in the applicable Grant Resolution;

“Insider” has the meaning given to such term under the Securities Act;

“Intrinsic Value” means, with respect to an Option (or relevant portion thereof), an amount equal to the product of (i) the number of Common Shares subject to such Option (or relevant portion thereof) and (ii) the excess, if any, of the Fair Market Value of a Common Share as of the applicable date of determination over the Option Price (and, for avoidance of doubt, if there is no such excess, then the Intrinsic Value shall be zero);

“Net Exercise” has the meaning set forth in Section 6.2;

“Non-Qualified Stock Option” means an option that is not intended to be or does not meet the requirements of an Incentive Stock Option. Any Option granted by the Board that is not designated as an Incentive Stock Option in the applicable Grant Resolution will be a Non-Qualified Stock Option;

“Notice” has the meaning set forth in Section 6.2;

“Option” means the right to purchase Common Shares granted under the Plan pursuant to the terms and conditions determined in the Grant Resolution and set forth in an Option Agreement;

“Option Agreement” means an agreement between the Company and an Employee, Director or Consultant evidencing the grant of an Option and the terms and conditions of such Option in the form of Schedule “A” hereto or such other form(s) as may be approved by the Board from time to time;

“Option Price” means the purchase price per Optioned Share determined in accordance with Section 4.4;

L-4

“Optioned Shares” means the Common Shares which may be or actually are purchased by a Participant pursuant to an Option;

“Parent Corporation” has the meaning set forth in Code Section 424(e) or any successor provision;

“Participant” means an Employee, Director, or Consultant who holds Awards granted under the Plan pursuant to an Award Agreement;

“Performance Period” means, with respect to PSUs, the period of time specified in a PSU Agreement during which the applicable Performance Vesting Conditions may be achieved;

“Performance Vesting Conditions” means such performance-related conditions in respect of the vesting of Share Units determined by the Board at the Grant Date, which may include but are not limited to, financial or operational performance of the Company, total shareholder return or individual performance criteria, measured over the Performance Period;

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

“Plan” means this Equity Incentive Plan, as may be amended or restated from time to time;

“PSU” means a right, on the terms and conditions set out in the Plan or applicable PSU Agreement, to receive a Common Share issued from treasury (or an equivalent cash payment equal to the Fair Market Value of one Common Share on settlement of the PSU at the discretion of the Company), that generally becomes vested, if at all, subject to the attainment of Performance Vesting Conditions and the satisfaction of such other conditions to vesting, if any, as may be determined by the Board;

“PSU Agreement” means an agreement between the Company and an Employee or Consultant evidencing the grant of a PSU and the terms and conditions of such PSU in the form of Schedule “B” hereto or such other form(s) as may be approved by the Board from time to time;

“RSU” means a right, on the terms and conditions set out in the Plan or applicable RSU Agreement, to receive a Common Share issued from treasury (or an equivalent cash payment equal to the Fair Market Value of one Common Share on settlement of the RSU at the discretion of the Company), that generally becomes vested, if at all, following a period of continuous employment or engagement;

“RSU Agreement” means an agreement between the Company and an Employee, Director or Consultant evidencing the grant of an RSU and the terms and conditions of such RSU in the form of Schedule “C” hereto or such other form(s) as may be approved by the Board from time to time;

“Securities Act” means the Securities Act, RSO 1990, c. S.5;

“Security-Based Compensation Arrangement” has the meaning given to such term in the policies of the Exchange;

“Share Unit” means an RSU, PSU, DSU, or Dividend Share Unit as the context requires;

“Share Unit Account” has the meaning set forth in Section 8.4;

“Shareholder” means a holder of Common Shares;

“Subsidiary Corporation” has the meaning set forth in Code Section 424(f) or any successor provision;

L-5

“Termination Date” means: (i) in respect of a Participant who is a Director or Consultant, the date the Participant ceases to be a Director or Consultant for any reason, as applicable; and (ii) in respect of a Participant who is an Employee, the Participant’s last day of Active Employment with his or her Employer (other than in connection with the Participant’s transfer of employment to an Affiliate of his or her Employer); in each case, regardless of whether the Participant’s employment or engagement with the Company or any of its Affiliates is terminated with or without Cause, with or without notice, lawfully or unlawfully, and does not include any period of statutory, contractual, common law, civil law or other notice of termination of employment or engagement or any period of salary continuance, severance or deemed employment or other periods of time in respect of which damages are paid or payable to the Participant in respect of the termination of employment or engagement, whether pursuant to an employment agreement, service agreement or other agreement or at law. Any applicable severance period or notice period shall not be considered a period of employment or engagement for purposes of the Participant’s rights under the Plan;

“Third Party Purchaser” means any Person who is not an Affiliate of the Company and is the acquirer in connection with a Change in Control; and

“U.S. Taxpayer” means any Participant who is a United States citizen or United States resident alien as defined for purposes of Section 7701(b)(1)(A) of the Code or for whom an Award is otherwise subject to taxation under the Code; provided, that a Participant shall be a U.S. Taxpayer solely with respect to those affected Awards.

2.2	Interpretation

Any reference in this Plan to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa. The division of the Plan into Articles and Sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of the Plan. Whenever the Board is entitled to exercise discretion in the administration of the Plan, the term “discretion” means the sole and absolute discretion of the Board. Unless otherwise indicated, any reference in the Plan to an Article or Section refers to the specified Article or Section of the Plan.

2.3	Administration

This Plan shall be administered by the Board, which shall have full authority to administer this Plan, including the authority to: (i) grant Awards to Employees, Directors and Consultants; (ii) determine the Option Price, Performance Period, Performance Vesting Conditions, vesting schedule, term, limitations, intended tax treatment, restrictions and conditions applicable to Awards; (iii) interpret, administer and construe the Plan; (iv) waive or amend any vesting conditions (including Performance Vesting Conditions) or vesting schedule; (v) establish, amend and rescind any rules and regulations relating to the Plan; and (vi) make any other determinations that the Board deems necessary or desirable for the administration of the Plan; subject in all cases to compliance with regulatory requirements. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan, in the manner and to the extent the Board deems, in its discretion, necessary or desirable. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and conclusive and shall be binding on the Participants and the Company. No member of the Board shall be personally liable for any action taken or determination or interpretation made in good faith in connection with this Plan and all members of the Board shall, in addition to their rights as directors of the Company, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary or desirable for the implementation of this Plan and of the rules and regulations established for administering this Plan. All costs incurred in connection with this Plan shall be for the account of the Company.

2.4	Delegation to Committee

All of the powers exercisable hereunder by the Board may, to the extent permitted by applicable law and as determined by resolution of the Board, be exercised by a committee of the Board comprised of not fewer than three directors of the Company, who shall satisfy such additional securities law requirements as may be determined by the Board from time to time.

L-6

Article 3

SHARES RESERVED FOR ISSUANCE

3.1	Shares Reserved for Issuance

Subject to any adjustment pursuant to Section 14.1, the maximum number of Common Shares reserved for issuance under the Plan (together with all other Security-Based Compensation Arrangements) shall not exceed 15% of the issued and outstanding Common Shares from time to time, on a non-diluted basis.

If the Board authorizes the assumption or substitution under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption or substitution shall not reduce the maximum number of Common Shares available for issuance under this Plan, and, as deemed necessary by the Board, such assumed or substituted awards shall be subject to terms and conditions that may vary from those otherwise imposed under this Plan, all subject to applicable law.

3.2	Participation Limits

The Plan, when combined with all of the Company’s other Security-Based Compensation Arrangements, will not result at any time in:

(a)	a number of Shares issued to Insiders within a one-year period exceeding 10% of the issued and outstanding Common Shares; and

(b)	a number of Common Shares issuable to Insiders at any time exceeding 10% of the issued and outstanding Common Shares.

Any entitlement to acquire Common Shares granted pursuant to the Plan or other Securities-Based Compensation Arrangement prior to the Participant becoming an Insider will be excluded for the purposes of the limits set out in this Section 3.2.

3.3	Non-Employee Directors

The aggregate value of all Awards granted to any one Director who is neither a Consultant nor an Employee in any one year period under the Plan and all other Security-Based Compensation Arrangements may not exceed $150,000 (with no more than $100,000 attributable to Options granted under the Plan or any other Security-Based Compensation Arrangements) based on the grant date fair value of the Awards, other than (i) Awards granted in lieu of cash fees payable for serving as a Director, or (ii) one-time initial grants of Awards made to a new non-employee Director upon joining the Board.

3.4	No Fractional Shares

No fractional Common Shares shall be issued under the Plan (including as a result of any adjustment made pursuant to Article 14), and a Participant shall have no right to payment or other consideration in respect of a fractional Common Share the right to which is forfeited as a result of this provision.

L-7

Article 4

GRANT OF OPTIONS AND RIGHTS OF PARTICIPANTS

4.1	Grant of Options

The Board may, at any time and from time to time, grant Options to such Employees, Directors, and Consultants as it may select for the number of Optioned Shares that it shall designate, subject to the provisions of this Plan, and provided that the total number of Common Shares subject to and acquired upon exercise of Options shall not at any time exceed the maximum set forth in Section 3.1. The grant of an Option to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of an Option.

The Board shall make all necessary or desirable determinations regarding the granting of Options and may take into consideration the present and potential contributions of a particular Employee, Director, or Consultant to the success of the Company and its Affiliates and any other factors which it may deem proper and relevant.

In respect of Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes, the additional provisions in Schedule “F” will apply to any grant of Options.

4.2	Incentive Stock Options

The following provisions will apply only to Incentive Stock Options granted to U.S. Taxpayers under the Plan:

(a)	No Incentive Stock Option may be granted to any Employee, Director or Consultant who, at the time such Option is granted: (i) is not an employee of the Company or any Parent Corporation or Subsidiary Corporation of the Company; or (ii) owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or any Parent Corporation or Subsidiary Corporation of the Company, except that with respect to provision (ii) hereof, such an Option may be granted to an employee if, at the time the Option is granted, the Option Price is at least 110% of the Fair Market Value of the Optioned Shares, and the Option by its terms is not exercisable after the expiration of five years from the applicable Grant Date.

(b)	To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this Section 4.2(b)) are exercisable for the first time by any individual during any calendar year (under all plans of the Company or any Parent Corporation or Subsidiary Corporation of the Company) exceeds US$100,000 (such Fair Market Value to be determined as of the Grant Date of the respective Incentive Stock Options), such Options will be treated as Non-Qualified Stock Options. This Section 4.2(b) will be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this Section 4.2(b), then such Options will be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Board will determine.

(c)	No Incentive Stock Option shall be granted more than 10 years from the date the Plan is adopted or the date the Plan is approved by shareholders, whichever is earlier. Notwithstanding that the Plan shall be effective when adopted by the Board, no Incentive Stock Option granted under the Plan may be exercised until the Plan is approved by the Company’s shareholders, and if such approval is not obtained within 12 months after the date of the Board’s adoption of the Plan, then all Incentive Stock Options previously granted shall terminate for no consideration and shall cease to be outstanding, and, further, the Board shall obtain shareholder approval within 12 months before or after any material amendment to the Plan (including any increase in the total number of Common Shares that may be issued as Incentive Stock Options under the Plan or any change in the class of employees eligible to receive Incentive Stock Options under the Plan).

(d)	Disability of a holder of an Incentive Stock Option shall mean “permanent and total disability” as defined under Section 22(e)(3) of the Code. If the holder of an Incentive Stock Option ceases to be employed by the Company and all applicable Parent Corporations and Subsidiary Corporations other than by reason of death, his or her Incentive Stock Options shall be eligible for treatment as such only if exercised (i) no later than 12 months following such termination if due to disability or (ii) no later than three months following such termination if due to any other reason. By accepting an Option granted as an Incentive Stock Option under this Plan, a U.S. Taxpayer agrees to notify the Company in writing promptly after the U.S. Taxpayer disposes of any Common Shares acquired pursuant to the exercise of such Option if the disposition occurs on or before the later of (A) the second anniversary of the grant date and (B) the first anniversary of the exercise of the Option (or the first anniversary of the date of vesting of such Option-acquired Common Shares, if initially subject to a substantial risk of forfeiture), such notification to include the date and terms of the disposition and such other information as the Company may reasonably require. The following shall be prohibited with respect to an Incentive Stock Option absent disclosure of potential United States federal income tax consequences to the Participant affected thereby: (i) net exercise (pursuant to Section 6.2 hereof); (ii) exercise while unvested; and (iii) modification of an outstanding Incentive Stock Option in such a manner as would provide an additional benefit to the holder, including a reduction of the Option Price or extension of the Option expiration date.

L-8

4.3	Option Agreement

Each Option granted by the Board shall be evidenced by an Option Agreement between the Participant and the Company in the form attached as Schedule “A” or such other form(s) as may be approved by the Board from time to time. Each Option Agreement shall specify the number of Optioned Shares, the Option Price, and the terms and conditions of the Option as specified in the Grant Resolution.

4.4	Option Price

The Option Price per Optioned Share at the time any Option is granted shall be the Fair Market Value of the Common Shares on the Grant Date.

4.5	Prohibition on Transfer, Assignment or Pledge of Options

Options are personal to the Participant. No Participant may deal with any Option or any interest in it or transfer or assign any Option held by the Participant, except in the event of death or incapacity, where an Option may be transferred to the Participant’s heirs, executors, administrators, trustees, personal legal representatives or the like, subject to all the terms of the Plan and applicable Option Agreement, which shall be binding upon them; provided that an Incentive Stock Option shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, and may be exercised during the Participant’s lifetime only by the Participant. A purported transfer or assignment of any Option in any other circumstances will not be valid, and the Company will not issue any Common Shares upon the attempted exercise of any such improperly transferred or assigned Option. A Participant may not mortgage, hypothecate, pledge or grant a security interest in any Option.

Article 5

VESTING OF OPTIONS

5.1	Vesting Specified in the Option Agreement

The Option Agreement shall specify the date or dates upon which a Participant’s right to purchase the Optioned Shares shall vest (including subject to the attainment of certain financial results or other performance criteria). The Board shall have the discretion to provide for early vesting of any Option or Options.

L-9

Article 6

EXERCISE OF OPTIONS

6.1	Exercise of Options

Options shall be exercisable in the manner determined in the Grant Resolution and set forth in the Option Agreement (subject to acceleration by the Board) as to all or any lesser number of the Optioned Shares in respect of which the Participant’s right to purchase Optioned Shares has vested.

6.2	Exercise Procedure

Options shall be exercised by written notice to the Company specifying the number of Optioned Shares in respect of which such Option is then being exercised (“Notice”), and such Notice shall include payment in full of the applicable Option Price and any Applicable Withholding Taxes by way of cash or by certified cheque, bank draft, money order, or wire transfer payable to the Company or by such other means as may be specified from time to time by the Company.

Subject to the approval of the Board, a Participant may exercise any Option on a cashless basis. In such event, a Participant may file a Notice in a form satisfactory to the Company and elect to surrender a number of vested Options in exchange for an amount equal to (i) the aggregate Fair Market Value of the Optioned Shares underlying the vested Options being surrendered, minus (ii) the aggregate of the Option Price of the Optioned Shares underlying the vested Options being surrendered and any Applicable Withholding Taxes. The Company shall satisfy the payment of such amount by issuing to the Participant such number of Common Shares (rounded down to the nearest whole number) with an aggregate Fair Market Value equal to such amount. Employees in the United States are hereby notified that utilizing the cashless exercise feature may result in negative tax consequences for both Incentive Stock Options and Non-Qualified Stock Options.

Subject to approval of the Board, at the time of granting an Option and set forth in the particular Award Agreement, the Exercise Notice must be accompanied by payment of the Exercise Price. The Exercise Price must be fully paid by certified cheque, wire transfer, bank draft or money order payable to the Company or by such other means as might be specified from time to time by the Plan Administrator, which may include through the Net Exercise process set out below, through the cashless exercise process set out below such other consideration and method of payment for the issuance of Common Shares to the extent permitted by Securities Laws, or any combination of the foregoing methods of payment.

L-10

Net Exercise

Unless otherwise specified by the Board and set forth in the particular Award Agreement, if permitted by Board, a Participant may, in lieu of exercising an Option pursuant to an Exercise Notice, elect to exercise an Option without payment of the aggregate Exercise Price of such Option to the Corporation (a “Net Exercise”) by delivering a net exercise notice in the form of Schedule “G” hereto (the “Net Exercise Notice”) to the Plan Administrator. Upon receipt by the Company of a Net Exercise Notice from a Participant, the Company shall calculate and issue to such Participant that number of Common Shares as is determined by application of the following formula:

X = [Y(A-B)]/A

Where:

X = the number of Common Shares to be issued to the Participant upon the Net Exercise

Y = the number of Common Shares underlying the Options being exercised

A = the VWAP as at the date of the Net Exercise Notice, if such VWAP is greater than the Exercise Price of the Options being exercised

B = the Exercise Price of the Options being exercised

The Company may, but is not obligated to accept, any Net Exercise of which it receives notice.

Cashless Exercise

Subject to the approval of the Board, a Participant may exercise any Option pursuant to a broker-assisted cashless exercise, whereby the Participant shall elect on the Notice to receive:

(a)	an amount in cash equal to the cash proceeds realized upon the sale in the capital markets of the Common Shares underlying the Options by a securities dealer designated by the Company, less the aggregate Option Price, any Applicable Withholding Taxes, and any transfer costs charged by the securities dealer to sell the Common Shares;

(b)	an aggregate number of Common Shares that is equal to the number of Common Shares underlying the Options minus the number of Common Shares sold in the capital markets by a securities dealer designated by the Company as required to realize cash proceeds equal to the aggregate Option Price, any Applicable Withholding Taxes and any transfer costs charged by the securities dealer to sell the Common Shares; or

(c)	a combination of (a) and (b).

6.3	Issuance of Shares

Following the exercise of the Option, the Company shall take all actions necessary to issue fully paid and non-assessable Optioned Shares to the Participant, following which the Participant shall have no further rights, title or interest with respect to such Option. The obligation of the Company to issue and deliver any Common Shares in accordance with this Plan shall be subject to any necessary approval of regulatory authority having jurisdiction over the securities of the Company. If any Common Shares cannot be issued to any Participant upon the exercise of an Option by reason of any regulatory authority, the obligation of the Company to issue such Common Shares shall terminate, and any Option Price paid to the Company in respect of the exercise of such Option shall be returned to the Participant.

L-11

Article 7

EXPIRATION AND TERMINATION OF OPTIONS

7.1	Expiry of Options

The Board will, at the time the Option is granted, determine the date(s) upon which an Option will expire, which date(s) cannot be greater than 10 years from the Grant Date, subject to Section 4.2(a) in respect of Incentive Stock Options. On the expiry of an Option, the Option will be null, void, and of no effect. Notwithstanding the foregoing, if the expiration date of an Option falls within a Blackout Period or within ten days after a Blackout Period Expiry Date, the expiration date of the Option (other than an Incentive Stock Option) will be the date which is ten Business Days after the Blackout Period Expiry Date (“Blackout Extension Date”); provided that the Blackout Extension Date shall be available (a) only when the Blackout Period is self-imposed by the Company, and (b) to all Participants under the Plan, under the same terms and conditions. For greater certainty, the Board does not have discretion to extend the Blackout Extension Date beyond ten Business Days after the Blackout Period Expiry Date.

7.2	Termination

Options that are not vested as of the Participant’s Termination Date for any reason shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an Employee, Director, or Consultant other than as a result of a termination for Cause or the Participant’s death or Disability, then unless otherwise provided in the Grant Resolution, the Participant may, within 90 days after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with Article 6. At the end of such 90-day period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of the Participant’s death or Disability, then unless otherwise provided in the Grant Resolution, the Participant or the legal representative of the Participant’s estate, as applicable, may, within one year after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with Article 6. At the end of such one-year period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant’s estate in respect thereof as compensation, damages or otherwise.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of being terminated for Cause, all Options that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

The Plan may take away or limit a Participant’s common or civil law rights, as applicable, to Options, Common Shares and payments hereunder and any common or civil law rights, as applicable, to damages as compensation for the loss, or continued vesting, of Options, Common Shares or payments during any reasonable notice period. Any applicable severance period or reasonable notice period shall not be considered a period of employment or engagement for the purposes of a Participant’s rights under the Plan.

Article 8

GRANT OF SHARE UNITS and rights of participant

8.1	Grant of RSUs or PSUs

The Board may, at any time and from time to time, grant RSUs or PSUs to such Employees and Consultants, and RSUs to such Directors, in each case as it may select, subject to the provisions of this Plan, and provided that the total number of Common Shares acquired upon settlement of RSUs and PSUs shall not at any time exceed the maximum set forth in Section 3.1. The grant of an RSU or PSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of an RSU or PSU.

L-12

The Board shall make all necessary or desirable determinations regarding the granting of RSUs and PSUs and may take into consideration the present and potential contributions of a particular Employee, Director (in the case of RSUs only), or Consultant to the success of the Company and its Affiliates and any other factors which it may deem proper and relevant.

Each RSU and PSU granted by the Board shall be evidenced by an RSU Agreement or PSU Agreement, as applicable. Unless otherwise provided in the applicable Award Agreement, RSUs and PSUs granted to a Participant shall be awarded solely in respect of services provided by such Participant in the calendar year in which the Grant Date occurs. In all cases, the RSUs and PSUs shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of his or her services to his or her Employer.

8.2	Grant of DSUs

(a)	Discretionary DSUs. The Board may, at any time and from time to time, grant DSUs to such Employees subject to the provisions of this Plan, and provided that the total number of Common Shares acquired upon settlement of DSUs shall not at any time exceed the maximum set forth in Section 3.1. The grant of a DSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of a DSU.

(b)	Mandatory or Elective DSUs. In addition to Section 8.2(a), on fixed dates established by the Board and subject to such terms and conditions and other procedures as the Board will determine, the Board may require a Participant to, or may permit a Participant to irrevocably elect to, receive DSUs in satisfaction of all or a portion of the following amounts payable by the Company or any of its Affiliate:

(i)	Director’s Retainer - in the case of a Director who is not also an Employee, an amount equal to all or a portion of his or her annual directors’ retainer payable on account of his or her services as a Director (which amount will not include committee chairperson retainers, committee members retainers, Board or committee meeting fees, or special remuneration for ad hoc services rendered to the Board); or

(ii)	Employees’ Annual Incentive - in the case of an Employee, an amount equal to all or a portion of his or her annual incentive bonus for a calendar year,

(in each case, the “Deferred Annual Amount”). In such cases, the Participant will receive an Award of DSUs equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one Common Share on the date of payment of such Deferred Annual Amount.

(c)	Subject to Board approval, a Participant may in accordance with Section 8.2(b) elect by filing an irrevocable election notice (the “Election Notice”), once each calendar year, to be paid up to 100% of such Participant’s Deferred Annual Amount in the form of DSUs with the balance, if any, being paid in cash in accordance with the Company’s regular practices of paying such cash compensation, provided that for a U.S. Taxpayer the election is made in accordance with the provisions of Schedule “E” hereto. In the case of an existing Participant, the election must be completed, signed and delivered to the Company by the end of the calendar year preceding the calendar year to which such election is to apply. In the case of a new Electing Participant, the election must be completed, signed and delivered to the Company as soon as possible, and, in any event, no later than 30 days after becoming an eligible Participant, with such election to be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such calendar year.

(d)	The Election Notice shall, subject to any minimum amount that may be required by the Board, from time to time, designate the percentage of the Deferred Annual Amount that would otherwise be paid in cash for the applicable calendar year that is to be deferred into DSUs, with the remaining percentage to be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

L-13

(e)	If a Blackout Period is in effect, or if the Participant has knowledge of a material fact or material change that has not been generally disclosed at the time the Participant would otherwise be required to deliver his or her Election Notice, such election shall be made on the second Business Day after the Blackout Period Expiry Date or the material fact or material change is generally disclosed.

8.3	Dividend Share Units

When regular dividends (other than stock dividends) are paid on Common Shares, additional Share Units (“Dividend Share Units”) shall be credited to a Participant’s Share Unit Account as of the dividend payment date. The number of Dividend Share Units to be credited to the Participant’s Share Unit Account shall be determined by multiplying the aggregate number of Share Units held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Common Share, and dividing the result by the Fair Market Value on the dividend payment date, which Dividend Share Units shall be in the form of RSUs, PSUs or DSUs, as applicable. Dividend Share Units credited to a Participant’s Share Unit Account in accordance with this Section 8.3 shall be subject to the same vesting and settlement conditions applicable to the related RSUs, PSUs or DSUs.

8.4	Share Unit Accounts

An account, called a “Share Unit Account”, shall be maintained by the Company or a third party administrator for each Participant and will be credited with such grants of RSUs, PSUs, DSUs or Dividend Share Units as are received by the Participant from time to time. Share Units that fail to vest or that are settled in accordance with Section 10.1 shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are settled, as the case may be. Where a Participant has been granted one or more RSUs, PSUs or DSUs, such RSUs, PSUs and DSUs (and related Dividend Share Units) shall be recorded separately in the Participant’s Share Unit Account.

Article 9

VESTING AND OTHER TERMS OF SHARE UNITS

9.1	Vesting and Other Terms Specified in the RSU Agreement

Each RSU Agreement shall set forth: (i) the Grant Date of the RSUs; (ii) the number of RSUs subject to such Award; and (iii) the applicable vesting schedule, and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board shall have the discretion to provide for early vesting of any RSU.

9.2	Vesting and Other Terms Specified in the PSU Agreement

Each PSU Agreement shall set forth: (i) the Grant Date of the PSUs; (ii) the number of PSUs subject to such Award; (iii) the applicable vesting schedule; and (iv) any applicable Performance Vesting Conditions and Performance Period, and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board shall have the discretion to provide for early vesting of any PSU.

9.3	Vesting and Other Terms Specified in the DSU Agreement

(a)	Each DSU Agreement shall set forth: (i) the Grant Date of the DSUs; (ii) the number of DSUs subject to such Award; (iii) for DSU awarded under Section 8.2(a), the applicable vesting schedule, and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan.

(b)	Except as otherwise determined by the Board or as set forth in the particular DSU Agreement, DSUs shall vest immediately upon grant. Participants will not have any right to receive any benefit under the Plan in respect of a DSU until the DSU Termination Date.

L-14

Article 10

SETTLEMENT OF SHARE UNITS

10.1	Settlement of RSUs and PSUs

On or as soon as practicable following the vesting date of an RSU or PSU, subject to Section 15.11, the Company shall redeem such RSU or PSU for the following, at the election of the Company in its sole discretion: (i) the number of Common Shares that is equal to the number of vested Share Units held by the Participant as at the vesting date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares (net of Common Shares withheld to satisfy any Applicable Withholding Taxes), (ii) a lump sum cash payment, through its regular payroll practices equal to the number of Share Units to be redeemed multiplied by the Fair Market Value per Common Share determined as at such applicable settlement date (net of any Applicable Withholding Taxes) Administrator, or (iii) a combination of Common Shares and cash as contemplated in (i) and (ii) above. Upon settlement of such Share Units, the corresponding number of Share Units credited to the Participant’s Share Unit Account shall be cancelled and the Participant shall have no further rights, title or interest with respect thereto.

10.2	Settlement of DSUs

(a)	Following the DSU Termination Date and no later than the DSU Payment Date, the Participant may redeem the DSUs credited to the Participant’s Share Unit Account by filing with the Company, one or more DSU Redemption Notices on or before December 1 of the first calendar year commencing after the DSU Termination Date. If the Participant fails to file a DSU Redemption Notice on or before such December 1 deadline, the Participant shall be deemed to have filed with the Company a DSU Redemption Notice on such December 1 deadline to redeem all vested DSUs credited to such Participant’s Share Unit Account. Each date on which a notice of redemption is filed or deemed to be filed with the Company is the “Filing Date”. Each DSU Redemption Notice filed by the Participant shall specify the number of vested DSUs to be redeemed and if such number is not so specified, it shall be deemed to be all of the vested DSUs credited to the Participant’s Share Unit Account.

(b)	On or as soon as practicable following the Filing Date, subject to Section 15.11, the Company shall redeem such vested DSUs for the following, at the election of the Company in its sole discretion: (i) the number of Common Shares that is equal to the number of vested DSUs held by the Participant as at the Filing Date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares (net of Common Shares withheld to satisfy any Applicable Withholding Taxes), (ii) a lump sum cash payment, through its regular payroll practices equal to the number of DSUs to be redeemed multiplied by the Fair Market Value per Common Share determined as at such applicable Filing Date (net of any Applicable Withholding Taxes), or (iii) a combination of Common Shares and cash as contemplated in (i) and (ii) above. Upon settlement of such DSUs, the corresponding number of DSUs credited to the Participant’s Share Unit Account shall be cancelled and the Participant shall have no further rights, title or interest with respect thereto.

(c)	In respect of Participants who are U.S. Taxpayers, redemption and settlement of DSUs shall be governed by Schedule “E”.

10.3	Blackout Periods

Notwithstanding any other provision of the Plan, if the expiry date or vesting date of an Share Unit is (i) during a Blackout Period, or (ii) within ten Business Days following the Blackout Period Expiry Date, the expiry date, vesting date or redemption date, as applicable, will be automatically extended for a period of ten Business Days following the Blackout Period Expiry Date. Any settlement of a Share Unit that is effected during such Blackout Period in order to comply with Sections 10.1 and 10.2 will (subject to the requirements of applicable law) be settled in cash, notwithstanding any other provision hereof.

L-15

Article 11

TERMINATION

11.1	Termination

In the event a Participant ceases to be an Employee, Director, or Consultant other than as a result of death or Disability, Share Units that are not vested as of the Participant’s Termination Date for any reason shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of death or Disability, Share Units that are not vested as of the Participant’s Termination Date shall be deemed to vest on the Termination Date: (i) in the case of RSUs, in the proportion that the time a Participant was an Employee, Director, or Consultant during the particular vesting period, as provided in the applicable RSU Agreement, is of the entire time of the particular vesting period, as provided in the applicable RSU Agreement; (ii) in the case of PSUs, in the same proportion that Performance Vesting Conditions in respect of a particular Performance Period have been achieved by the Employee or Consultant, as the case may be, is of all of the Performance Vesting Conditions in respect of a particular Performance Period, as provided in the applicable PSU Agreement; and (iii) in the case of DSUs, in the proportion that the time a Participant was an Employee during the particular vesting period, as provided in the applicable DSU Agreement, is of the entire time of the particular vesting period, as provided in the applicable DSU Agreement.

In the event a Participant ceases to be an Employee, Director, or Consultant other than as a result of a termination for Cause, then any vested Share Units in the Participant’s Share Unit Account on the Participant’s Termination Date shall be settled as soon as practicable following the Termination Date in accordance with Section 10.1 or Section 10.2, as applicable.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of being terminated for Cause, all Share Units that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

The Plan may take away or limit a Participant’s common or civil law rights, as applicable, to Share Units and Common Shares and any common or civil law rights, as applicable, to damages as compensation for the loss, or continued vesting, of Share Units and Common Shares during any reasonable notice period. Any applicable severance period or reasonable notice period shall not be considered a period of employment or engagement for the purposes of a Participant’s rights under the Plan.

Article 12

CHANGE IN CONTROL

12.1	Change in Control

In the event of a Change in Control, except as otherwise provided in the Grant Resolution, the Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which treatment need not be uniform for all Participants and/or Awards and which may include, without limitation, one or more of the following:

(a)	(i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards (which value as of immediately following such Change in Control shall not exceed the Intrinsic Value of any such Option as of immediately prior to such Change in Control), effected in accordance with Code Sections 409A and 424 to the extent applicable; and/or

L-16

(b)	acceleration of the vesting and the right to exercise such Option or settle such Share Unit as of immediately, or during a specified period, prior to such Change in Control, and the termination of such Option to the extent such Option is not timely exercised. If the Change in Control is not completed within the time specified therein (as the same may be extended), the Awards which vest pursuant to this Section 12.1(b) shall be returned by the Company to the Participant and, if exercised or settled, as applicable, the Common Shares issued on such exercise or settlement shall be reinstated as authorized but unissued Common Shares and the original terms applicable to such Awards shall be reinstated.

For purposes of the application of this Section 12.1 to any outstanding Award, if such Award is subject to performance criteria (including any Performance Vesting Conditions), the level of attainment of such criteria shall be determined by the Board in its sole discretion, including, without limitation, by deeming such criteria attained at the applicable target or maximum level regardless of actual performance, or measuring the attainment of such criteria based on actual performance through such Change in Control or a specified date prior thereto.

Article 13

SHAREHOLDER RIGHTS

13.1	Shareholder Rights

Except as specifically set out herein, a Participant shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to vote or to receive dividends or other distributions therefrom), unless and only to the extent that the Participant shall from time to time duly exercise an Option and become a Shareholder. Share Units shall not be considered Common Shares nor shall they entitle a Participant to any interest in or title to any Common Shares or to exercise voting rights or any other rights attaching to the Common Shares.

Article 14

CERTAIN ADJUSTMENTS

14.1	Adjustment in the Number of Shares

In the event of any corporate event or transaction involving the Company or an Affiliate (including, but not limited to, a change in the Common Shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, combination of shares, exchange of shares, dividend in kind, extraordinary cash dividend, amalgamation or other like change in capital structure (other than normal cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Board, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion: (i) the number and kind of shares or other securities that may be granted pursuant to Awards; (ii) the number and kind of shares or other securities subject to outstanding Awards; (iii) the Option Price applicable to outstanding Options; (iv) the number of Share Units in the Participants’ Share Unit Accounts; (v) the vesting of PSUs; and/or (vi) other value determinations (including performance conditions) applicable to the Plan or outstanding Awards; provided, however, that no adjustment will obligate the Company to issue or sell fractional securities. All adjustments shall be made in good-faith compliance with paragraph 7(1.4)(c) of the Act, Code Section 409A and/or Code Section 424, as applicable. For the avoidance of doubt, the purchase of Common Shares or other equity securities of the Company by a shareholder of the Company or by any third party from the Company shall not constitute a corporate event or transaction giving rise to an adjustment pursuant to this Section 14.1.

L-17

Article 15

GENERAL

15.1	Notice

Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or telecopied and addressed to the recipient, and if to the Company, at its principal office, and if to the Participant, at the address indicated in the Award Agreement or at the Participant’s last known address shown in the records of the Company or any Affiliate. It is the responsibility of the Participant to advise the Company of any change in address, and neither the Company nor any Affiliate shall have any responsibility for any failure by the Participant to do so. Any Participant may change his or her address from time to time by notice in writing to the Company. The Company shall give written notice to each Participant of any change of the Company’s address. Any such notice shall be effective, if delivered, on the date of delivery and, if sent by facsimile, on the day following receipt of the facsimile.

15.2	No Special Rights

No Participant shall be induced to acquire, settle, or exercise Awards by expectation of employment, engagement, or service or continued employment, engagement, or service. Nothing contained in the Plan or by the grant of any Awards shall confer upon any Participant any right with respect to employment, engagement, or service or in continuance of employment, engagement, or service with the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate a Participant’s employment, engagement or service at any time. Nothing in this Plan may be construed to provide any Participant with any rights whatsoever to compensation or damages in lieu of notice or continued participation in, or entitlements under, the Plan as a consequence of a Participant’s termination of employment or service (regardless of the reason for the termination and the party causing the termination, including a termination without Cause). The Plan does not give any Participant any right to claim any benefit or compensation except to the extent specifically provided in the Plan. Participation in the Plan by a Participant shall be voluntary.

15.3	Other Employee Benefits

The amount of any compensation received or deemed to be received by a Participant as a result of his or her participation in the Plan will not constitute compensation, earnings, or wages with respect to which any other employee benefits of that Participant are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, insurance, termination, severance or salary continuation plan or any other employee benefit plans, nor under any applicable employment standards or other legislation, except as otherwise specifically determined by the Board.

15.4	Amendment

The Board may amend or suspend any provision of the Plan or any Award or Award Agreement, or terminate this Plan, at any time without approval of security holders, subject to those provisions of applicable law, if any, that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary. However, except as expressly set forth herein, including in Section 15.7 and Section 15.11(b), or as required pursuant to applicable law, no action of the Board or security holders may materially adversely alter or impair the rights of a Participant under any Award previously granted to the Participant without the consent of the affected Participant.

(a)	Without limiting the generality of the foregoing, the Board may make the following types of amendments to this Plan or any Award without seeking security holder approval:

(i)	amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in this Plan or any Award or to correct or supplement any provision of this Plan or any Award that is inconsistent with any other provision of this Plan or any Award;

L-18

(ii)	amendments necessary to comply with the provisions of applicable law or the rules, regulations and policies of any stock exchange(s) on which the Common Shares are then listed;

(iii)	amendments necessary for Awards to qualify for favourable treatment under applicable tax laws;

(iv)	amendments to the vesting provisions of this Plan or any Award;

(v)	amendments to include or modify a cashless exercise feature, payable in cash or Common Shares;

(vi)	amendments to the termination or early termination provisions of this Plan or any Award, whether or not such Award is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date of an Option; and

(vii)	amendments necessary to suspend or terminate this Plan.

(b)	Security holder approval will be required for the following types of amendments:

(i)	any amendment to increase the maximum number of Common Shares issuable under this Plan, other than pursuant to Section 14.1;

(ii)	any amendment which reduces the Option Price of an Option or that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the stock exchange(s) on which the Common Shares are then listed, in each case, other than pursuant to Section 14.1;

(iii)	any amendment extending the term of an Option beyond the original expiry date, except as provided in Section 7.1;

(iv)	any amendment which deletes or reduces the range of amendments which require approval by the security holders of the Company under this Section 15.4;

(v)	any amendment to remove or exceed the Insider participation limit;

(vi)	any amendment that would permit the introduction or reintroduction of non-employee directors as eligible Participants on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation;

(vii)	any amendment which would allow for the transfer or assignment of Awards under this Plan, other than for normal estate settlement purposes; and

(viii)	amendments required to be approved by security holders under applicable law or the rules, regulations and policies of any stock exchange(s) on which the Common Shares are then listed.

15.5	No Undertaking or Representation; No Constraint on Corporate Action

Each Participant, by participating in the Plan and upon executing an Award Agreement, shall be deemed to have accepted all risks associated with acquiring Common Shares (including Optioned Shares) pursuant to the Plan. The Company hereby informs each Participant that the Awards and the Common Shares (including Optioned Shares) are subject to, and may be required to be held indefinitely under, applicable securities laws. The Company, its Affiliates and the Board make no undertaking, representation, warranty, or guarantee as to the future value or price, or as to the listing on any stock exchange or other market, of any Common Shares issued in accordance with the provisions of the Plan, and shall not be liable to any Participant for any loss whatsoever resulting from that Participant’s participation in the Plan or as a result of the amendment, suspension, or termination of the Plan or any Award.

L-19

Nothing herein shall be construed to (i) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of or to its capital or business structure or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company to take any action that it deems to be necessary or appropriate.

15.6	Applicable Law

This Plan and the provisions hereof shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

15.7	Compliance with Applicable Law

If any provision of the Plan or any Award contravenes any law or any order, policy, by-law, rule, or regulation of any regulatory body or stock exchange having jurisdiction or authority over the securities of the Company or its Affiliates or the Plan, then such provision may in the sole discretion of the Board be amended to the extent considered necessary or desirable to bring such provision into compliance therewith, and appropriate consideration shall be paid by the Company to the extent that a Participant is adversely affected by such amendment.

Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver Common Shares under this Plan prior to: (a) obtaining any approvals from such governmental agencies that the Company determines are necessary or advisable (b) obtaining approval of the shareholders of the Company in respect of the adoption of the Plan and any Awards granted under the Plan prior to such shareholder approval, and/or (c) completion of any registration or other qualification of such Common Shares under any U.S. or Canadian provincial, state, or federal law or any foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Common Shares or to effect compliance with the registration, qualification, or listing requirements of any U.S. or Canadian provincial, state, or federal securities laws, foreign securities laws, or stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

15.8	Unfunded Plan

This Plan is unfunded. To the extent any individual holds any rights under the Plan, such rights (unless otherwise determined by the Board) are no greater than the rights of a general unsecured creditor of the Company. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended.

15.9	Priority of Agreements

In the event of any inconsistency or conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail. Unless otherwise provided herein, in the event of any inconsistency or conflict between the provisions of the Plan or any Award Agreement, on the one hand, and a Participant’s employment or service agreement with the Company or its Affiliate, on the other hand, the provisions of the employment or service agreement shall prevail.

15.10	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the legal representative of a Participant, or any receiver or trustee in bankruptcy or representative of the creditors of the Company or a Participant.

L-20

15.11	Tax Consequences

(a)	It is the responsibility of the Participant to complete and file any tax returns which may be required under any applicable tax laws within the periods specified in those laws as a result of the Participant’s participation in the Plan. The Company shall not be held responsible for any tax consequences to the Participant as a result of the Participant’s participation in the Plan. Notwithstanding any other provision of this Plan, a Participant shall be solely responsible for all Applicable Withholding Taxes resulting from his or her receipt of Common Shares or other property pursuant to this Plan. The exercise of each Option and the settlement of each Share Unit granted under the Plan is subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of any Applicable Withholding Taxes is required under applicable law in respect of such exercise or settlement, such exercise or settlement is not effective unless such withholding has been affected to the satisfaction of the Company. In connection with the issuance of Common Shares or other property pursuant to the Plan or any other taxable event, the Company may require a Participant to: (i) pay to the Company sufficient cash as is reasonably determined by the Company to be the amount necessary to permit the required tax remittance to the relevant taxing authority; (ii) authorize a securities dealer designated by the Company to sell in the capital markets, on behalf of the Participant, a portion of the Common Shares issued hereunder to realize cash proceeds to be used to satisfy the Applicable Withholding Taxes; (iii) elect to surrender, subject to the prior consent of the Company, such number of vested Share Units to the Company for an amount which shall be used to satisfy the Applicable Withholding Taxes, provided, that the number of vested Share Units that may be surrendered shall be equal to the Applicable Withholding Taxes divided by the Fair Market Value of a Common Share on the applicable date (rounded up to the nearest whole Common Share); or (iv) make other arrangements acceptable to the Company to fund the Applicable Withholding Taxes.

(b)	Each Option granted to or held while a U.S. Taxpayer is intended to be exempt from Code Section 409A, and this Plan and all Option Agreements entered into with U.S. Taxpayers hereunder shall be construed and interpreted consistent with such intent, and any provisions that cannot be so construed or interpreted shall be disregarded. Notwithstanding the foregoing, to the extent that any Option granted to a U.S. Taxpayer is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, such Option will be subject to such additional rules and requirements as specified by the Board from time to time in order to comply with Code Section 409A. If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Taxpayer to incur any tax, interest or penalties under Code Section 409A, the Board may, in its sole discretion and without the U.S. Taxpayer’s consent, modify such provision to: (i) comply with, or avoid being subject to, Code Section 409A, or to avoid the incurrence of taxes, interest and penalties under Code Section 409A; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Taxpayer of the applicable provision without materially increasing the cost to the Company or contravening Code Section 409A. However, the Company will have no obligation to modify the Plan or any Option and does not guarantee that Options will not be subject to taxes, interest and penalties under Code Section 409A, and neither the Company nor any of its Affiliates shall be liable for any taxes, penalties or interest that may be imposed on a Participant under Section 409A or for any damages for failing to comply with or be exempt from Code Section 409A. A Non-Qualified Stock Option shall not be granted to a U.S. Taxpayer unless the Common Shares constitute “service recipient stock” with respect to such U.S. Taxpayer within the meaning of Code Section 409A. In the case of an Option subject to Code Section 409A, all payments to be made upon (or on a timeline determined by reference to) a U.S. Taxpayer’s termination date shall only be made upon a “separation from service” as defined under Code Section 409A, and “Termination Date”, “termination,” “termination of employment” and like terms will be construed accordingly. If on the date of the U.S. Taxpayer’s separation from service the Company’s Common Shares (or stock of any other company that is required to be aggregated with the Company in accordance with the requirements of Code Section 409A) are publicly traded on an established securities market or otherwise and the U.S. Taxpayer is a “specified employee” for purposes of Code Section 409A, then the benefits payable to the U.S. Taxpayer under the Plan due to the U.S. Taxpayer’s separation from service shall be postponed until the later of the originally scheduled payment date and six months following the U.S. Taxpayer’s separation from service. Any postponed amount shall be paid to the U.S. Taxpayer in a lump sum within 30 days after the later of the originally scheduled payment date and the date that is six months following the U.S. Taxpayer’s separation from service. If the U.S. Taxpayer dies during such six-month period and prior to the payment of the postponed amounts hereunder, the amounts delayed on account of Code Section 409A shall be paid to the U.S. Taxpayer’s estate within 60 days following the U.S. Taxpayer’s death.

L-21

(c)	The Company and the Board make no guarantees regarding, and shall have no liability to any person in connection with, the tax treatment of any Awards or Common Shares or payments in respect thereof, including their taxation, qualification or exemption from Section 409A, 457A, 422, 424 and/or 4999 of the Code, and neither of them has any obligation to take action to prevent the assessment of tax thereunder or otherwise.

15.12	Severability

If any provision of this Plan shall be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this Plan and the remaining provisions shall continue in full force and effect.

15.13	Effective Date

This Plan was approved by the Board effective ● and the effective date of this Plan shall be ●.

L-22

Schedule “A”

Form of Stock Option Agreement

OPTION AGREEMENT

PURSUANT TO THE BRIAPRO THERAPEUTICS CORP.

EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20● between BriaPro Therapeutics Corp. (the “Company”) and ● (the “Optionee”).

Preliminary Statement

The Board hereby grants this stock option (the “Option”) as of ● (the “Grant Date”), pursuant to the BriaPro Therapeutics Corp.. Equity Incentive Plan (as in effect from time to time, the “Plan”), to purchase Optioned Shares, to the Optionee. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Optionee. By signing and returning this Agreement, the Optionee acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 7, and agrees to comply with it, this Agreement and all applicable laws and regulations.

[The Option is a Non-Qualified Stock Option and is not intended to qualify under Code Section 422.] OR [The Option is an Incentive Stock Option and is intended to qualify under Code Section 422.]

Accordingly, the parties hereto agree as follows:

1.	Contractual Arrangements. The grant of Options evidenced by this Agreement represents a portion of ● Options reserved for issuance to you upon the terms and conditions set forth in your [employment/services] agreement dated ●.

2.	Common Shares Subject to Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Optionee to the Company or any of its Affiliates, the Option entitles the Optionee to purchase from the Company, upon exercise, ● Optioned Shares at the Option Price of $● per Optioned Share at the times set forth in Section 3 below.

3.	Vesting and Exercise. The Option shall vest and become exercisable over ● years, ● of which will vest after ●, and the remainder which will vest in ● equal monthly installments thereafter, provided, with respect to each vesting date, that the Optionee has not experienced a Termination Date prior to such date. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date.

4.	Option Term. The term of the Option shall be until the tenth (10th) anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”). Upon the Expiration Date, the Option shall be canceled for no consideration and no longer be exercisable. The Option is subject to termination prior to the Expiration Date to the extent provided in Article 7 of the Plan.

5.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

6.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

L-23

7.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.	Financial, Legal and Tax Advice. The Optionee acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of Options hereunder.

9.	Privacy. The Optionee agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Optionee acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

10.	Language Consent. The Company and the Optionee acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

**************

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIAPRO THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any Option or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 7 of the Plan that provide that my Options may be forfeited for no consideration upon various events of termination, including a termination with or without Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the Option.

Optionee Signature

Optionee Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐	I am a U.S. Taxpayer, and I understand that the provisions of the Plan specific to U.S. Taxpayers and to the application of the Code shall apply to the Option granted to me hereunder. [Without limitation, I understand that the Option is a Non-Qualified Stock Option, no portion of which is intended to qualify as an “incentive stock option” under Code Section 422.] OR [Without limitation, I understand that the Option is intended to qualify as an Incentive Stock Option under Code Section 422, but, if and to the extent disqualified, will be treated as a Non-Qualified Stock Option.]

L-24

Schedule “B”

FORM OF PSU AGREEMENT

PURSUANT TO THE BriaPro Therapeutics Corp.

EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20 ● between BriaPro Therapeutics Corp. (the “Company”) and ● (the “Participant”).

Preliminary Statement

The Board hereby grants this PSU (the “PSU”) as of ● (the “Grant Date”), pursuant to the BriaPro Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to the Participant. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 11, and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.	Contractual Arrangements. The grant of PSUs evidenced by this Agreement represents a portion of ● PSUs reserved for issuance to you upon the terms and conditions set forth in your [employment/services] agreement dated ●.

2.	Common Shares Subject to PSU. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Participant to the Company or any of its Affiliates, the PSU entitles the Participant to receive, at the discretion of the Company, at the times set forth in Section 3 below: (i) ● Common Shares; (ii) a cash payment equal to the number of PSUs multiplied by the Fair Market Value of a Common Share at the applicable time; or (iii) a combination of Common Shares and cash.

3.	Vesting. The PSU shall vest and become exercisable provided the following Performance Vesting Conditions are met over the period of ● (the “Performance Period”):

●

●

●

The PSU shall vest and become exercisable as provided above, provided, with respect to each vesting date, that the Participant has not experienced a Termination Date prior to such date, other than due to death or disability. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date, other than in the case of termination prior to such applicable vesting date due to death or disability.

4.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

5.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

L-25

6.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Financial, Legal and Tax Advice. The Participant acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of PSUs hereunder.

8.	Privacy. The Participant agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Participant acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

9.	Language Consent. The Company and the Participant acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

**************

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIAPRO THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any PSU or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 11 of the Plan that provide that my PSUs may be forfeited for no consideration upon various events of termination, including a termination with Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the PSU.

Participant Signature

Participant Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐          I am a U.S. Taxpayer

L-26

Schedule “C”

FORM OF RSU AGREEMENT

PURSUANT TO THE BriaPro Therapeutics Corp.

EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20● between BriaPro Therapeutics Corp. (the “Company”) and ● (the “Participant”).

Preliminary Statement

The Board hereby grants this RSU (the “RSU”) as of ● (the “Grant Date”), pursuant to the BriaPro Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to the Participant. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 11, and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.	Contractual Arrangements. The grant of RSUs evidenced by this Agreement represents a portion of RSUs reserved for issuance to you upon the terms and conditions set forth in your [employment/services] agreement dated ●.

2.	Common Shares Subject to RSU. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Participant to the Company or any of its Affiliates, the RSU entitles the Participant to receive, at the discretion of the Company, at the times set forth in Section 3 below: (i) ● Common Shares; (ii) a cash payment equal to the number of RSUs multiplied by the Fair Market Value of a Common Share at the applicable time; or (iii) a combination of Common Shares and cash.

3.	Vesting. The RSU shall vest and become exercisable over ● years, ● of which will vest after ●, and the remainder which will vest in ● equal monthly installments thereafter, provided, with respect to each vesting date, that the Participant has not experienced a Termination Date prior to such date, other than due to death or disability. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date, other than in the case of termination prior to such applicable vesting date due to death or disability.

4.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

5.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

6.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Financial, Legal and Tax Advice. The Participant acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of RSUs hereunder.

8.	Privacy. The Participant agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Participant acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

L-27

9.	Language Consent. The Company and the Participant acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

**************

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIAPRO THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any RSU or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 11 of the Plan that provide that my RSUs may be forfeited for no consideration upon various events of termination, including a termination with Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the RSU.

Participant Signature

Participant Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐          I am a U.S. Taxpayer

L-28

Schedule “D”

FORM OF DSU AGREEMENT

PURSUANT TO THE BriaPro Therapeutics Corp.

EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20● between BriaPro Therapeutics Corp. (the “Company”) and ● (the “ Participant”).

Preliminary Statement

The Board hereby grants this DSU (the “DSU”) as of ● (the “Grant Date”), pursuant to the BriaPro Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to the Participant. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 11, and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.	Common Shares Subject to DSU. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Participant to the Company or any of its Affiliates, the DSU entitles the Participant to receive, at the discretion of the Company, at the DSU Termination Date: (i) ● Common Shares; (ii) a cash payment equal to the number of DSUs multiplied by the Fair Market Value of a Common Share at the applicable DSU Termination Date; or (iii) a combination of Common Shares and cash

2.	Vesting. [The DSUs shall vest over ● years, ● of which will vest after ●, and the remainder which will vest in ● equal monthly installments thereafter and shall be redeemable on the DSU Termination Date. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date, other than in the case of termination prior to such applicable vesting date due to death or disability.] [or] [The DSU shall vest on the Grant Date and shall become redeemable on the DSU Termination Date.]

3.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

4.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

5.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.	Financial, Legal and Tax Advice. The Participant acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of DSUs hereunder.

7.	Privacy. The Participant agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Participant acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

L-29

8.	Language Consent. The Company and the Participant acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

**************

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIAPRO THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement acquire any DSU or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 11 of the Plan that provide that my DSUs may be forfeited for no consideration upon various events of termination, including a termination with Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the DSU.

Participant Signature

Participant Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐          I am a U.S. Taxpayer

L-30

Schedule “E”

designated employees subject

to united states taxation

The purpose of this Schedule “E” is to establish certain rules and limitations applicable to an award of DSUs issued under the Plan to a Participant who is subject to taxation in the United States (“US Grantee”). Terms defined in the Plan and used herein shall have the meanings set forth in the Plan document, as amended from time to time.

1.	General

(a)	In the event of any contradiction, whether explicit or implied, between the provisions of this Schedule “E” and the remainder of the Plan, the provisions of this Schedule “E” shall prevail with respect to a grant of DSUs to a US Grantee.

(b)	All DSUs issued under the Plan to a US Grantee are intended to comply with or be exempt from the requirements of Section 409A of the Code, and comply with paragraph 6801(d) of the Act, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in payments are made under the DSUs. Notwithstanding any other provision of the Plan, all DSUs granted under the Plan shall have such terms and conditions as are necessary to ensure that the DSUs qualify, at all times, with the requirements of regulation 6801(d) and paragraph (l) of the exception to the definition of “salary deferral arrangement” in subsection 248(1) of the Act. Each recipient of DSUs hereunder who is or who becomes a US Grantee is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local, and other tax laws of the receipt of an DSU hereunder.

2.	Definitions

As used in this Schedule “E” to the Plan and, unless otherwise specified, the following terms have the following meanings:

(a)	“Code” means the U.S. Internal Revenue Code of 1986, as amended, and regulations and other guidance thereunder.

(b)	“Separation From Service” shall mean that employment or service with the Company and any entity that is to be treated as a single employer with the Company for purposes of United States Treasury Regulation Section 1.409A-1(h) terminates such that it is reasonably anticipated that no further services will be performed.

(c)	“Specified Employee” means a US Grantee who meets the definition of “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code.

3.	Redemption and Settlement of DSUs

(a)	Redemption of DSUs. For the avoidance of doubt and notwithstanding anything to the contrary in the Plan or otherwise, any DSUs issued to a US Grantee that become payable as a result of the US Grantee’s Separation From Service shall be redeemed on the date that is one day following the six month anniversary of such US Grantee’s Separation From Service. No US Grantee shall be permitted to elect a DSU Payment Date except as provided by Section 3(b)below.

(b)	Deferred DSU Payment Date. If permitted by the Company, any US Grantee who desires to elect a DSU Payment Date, then he or she must do so in writing pursuant to an election deferral form in such form and manner approved by the Board on or prior to December 31 of the calendar year prior to the calendar year of the grant of the DSU (or, solely in connection with such US Grantee initially becoming an eligible Participant, within 30 days of first becoming an eligible Participant for DSUs credited in respect of services performed after the date of such election (so long as such eligible Participant was not previously eligible to participate in any similar plan (in accordance with the rules of Section 1.409A-2(a)(7) of the U.S. Treasury Regulations))). Any such election shall be irrevocable as of the last date in which it is permitted to be made in accordance with the forgoing sentence.

L-31

(c)	Dividend Equivalents. Any additional DSUs issued to a US Grantee in respect of an existing DSU grant shall be settled at the same time as the underlying DSUs for which they were awarded.

(d)	Change in Control.

(i)	Any elected DSU Payment Date in accordance with Section 3(b) above may include the date that is within thirty (30) days following a Change in Control; provided that such Change in Control constitutes a “change in control” for purposes of Section 409A of the Code.

(ii)	Solely to the extent required by Section 409A and regulations issued thereunder for providing a “permissible payment” (within the meaning of the regulations), any payment in respect of DSUs which is subject to Section 409A and which has become payable on or following a Change in Control in accordance with Section 12 of the Plan, shall be payable immediately on, or within 90 days following such Change in Control.

(e)	Payments to Specified Employees. Solely to the extent required by Section 409A, any payment in respect of DSUs which is subject to Section 409A and which has become payable on or following Separation From Service to any US Grantee who is determined to be a Specified Employee shall not be paid before the date which is six months after such Specified Employee’s Separation From Service (or, if earlier, the date of death of such Specified Employee). Following any applicable six-month delay of payment, all such delayed payments shall be made to the Specified Employee in a lump sum on the earliest possible payment date.

4.	Administration

Without derogating from the powers and authorities of the Board under the Plan, and unless specifically required under applicable law, the Board may amend or modify this Schedule “E” to the extent the Board in its sole discretion deems necessary or advisable to comply with any guidance issued under Section 409A or other tax regulation. In the case of US Grantees (and subject to the requirements of paragraph 6801(d) of the regulations under the Act for US Grantees who are also subject to tax under the Act in respect of the DSUs), the Board may accelerate the payment of benefits upon a Plan termination only if the termination occurs:

(a)	within 12 months of a corporate dissolution taxed under section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(A), provided that the payments under the Plan are included in the US Grantee’s gross income in the latest of (i) the calendar year in which the Plan termination occurs, (ii) the calendar year in which such benefit becomes vested or (iii) the first calendar year in which the payments are administratively practicable;

(b)	within 30 days preceding or within 12 months following a change in control event, as defined in U.S. Treasury Regulations §1.409A-3(i)(5); or

(c)	upon any other termination event permitted under Section 409A of the Code.

L-32

Schedule “F”
ISRAELI SUB-PLAN FOR ISRAELI BASED GRANTEES

1	General

1.1	This sub-plan (the “Sub-Plan”) shall apply only to Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the Company’s “Equity Incentive Plan (● 2023)” (the “Plan”).

1.2	This Sub-Plan applies with respect to grants of Options and Restricted Stock Units (“RSUs”), provided they are settled only in Common Shares and shall not be capable of being settled in cash (the “Awards”).

1.3	The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards and Common Shares of the Company that may be granted or issued under the Plan from time to time to Israeli Participants, in compliance with the securities and other Applicable Laws currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all Awards made pursuant to this Sub-Plan shall be governed by the terms of the Plan. This Sub-Plan is applicable only to Awards granted under the Plan. This Sub-Plan shall comply with and is subject to the provisions of the Tax Ordinance and Section 102 (as defined both below), as may be amended or replaced from time to time.

1.4	The Plan and this Sub-Plan shall be read together. In any case of contradiction with Awards granted to Israeli resident Participants, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall govern; provided, however, that this Sub-Plan shall not be construed to grant rights not consistent with the terms of the Plan, unless specifically set forth herein. In the event of any inconsistency or conflict between the provisions of the Sub-Plan and any Award Agreement, the provisions of the Sub-Plan shall prevail. For the avoidance of doubt, this Sub-Plan does not add to or modify the Plan in respect of any other category of participants.

1.5	Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the definition or interpretation given to it in the Plan.

2	Definitions

The following additional definitions will apply to Awards made pursuant to this Sub-Plan:

2.1	“102 Award” means a grant of an Award to an Israeli Employee, other than to a Controlling Shareholder, pursuant to the provisions of Section 102, the 102 Rules, and any other regulations, rulings, procedures or clarifications promulgated thereunder, or under any other section of the Tax Ordinance that will be relevant for such issuance in the future.

2.2	“102 Rules” means the Israeli Income Tax Rules (Tax Relief in Issuance of Common Shares to Employees), 2003.

2.3	“3(i) Award” means a grant of an Award to an Israeli Non-Employee or a Controlling Shareholder of the Company pursuant to the provisions of Section 3(i) and the rules and regulations promulgated thereunder, or any other section of the Tax Ordinance that will be relevant for such issuance in the future.

2.4	“Affiliate” means, any entity that, directly or indirectly controls or is controlled by the Company, and includes any “employing company” within the meaning of Section 102(a) of the Tax Ordinance. The terms “control” and “controlled” include, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

L-33

2.5	“Administrator” means (i) the Board, or (ii) a committee of the Board appointed by the Board for the purpose of the administration of the Plan and, if a committee is appointed, to the extent acting in accordance with specific authorization and guidelines provided by the Board for such purpose and subject to any restriction under applicable laws.

2.6	“Award Agreement” means the agreement between the Company and a Participant that sets out the terms and conditions of the exercise of the Award and issue of the Common Shares.

2.7	“Beneficial Participant” means the Participant for the benefit of whom the Trustee holds an Award in Trust.

2.8	“Capital Gains Route” means the capital gains tax route under Section 102(b)(2) or 102(b)(3) of the Tax Ordinance.

2.9	“Controlling Shareholder” means a “controlling shareholder” of the Company, as such term is defined in Section 32(9)(a) of the Tax Ordinance.

2.10	“Exercised Share” means a Common Share issued upon exercise of an Award.

2.11	“Israeli Employee” for the purposes of Section 102 shall mean a person who is employed by the Company or its Affiliates, including officer and Directors but excluding a Controlling Shareholder, as such term may be amended from time to time under Section 102.

2.12	“Minimum Trust Period” means the minimum period of time required under a Taxation Route for Awards and/or Exercised Shares to be held in Trust in order for the Beneficial Participant to enjoy to the fullest extent the tax benefits afforded under such Taxation Route, as prescribed at any time by Section 102. Currently, such period for the Capital Gains Route is 24 months from the date of grant of the Awards and their deposit with the Trustee.

2.13	“Non-Trustee Award” means a 102 Award that will not be subject to Taxation Route, as detailed in Section 102(c) of the Tax Ordinance.

2.14	“Option” means an option to purchase a Common Share or Common Shares.

2.15	“Ordinary Income Route” means the ordinary income route under Section 102(b)(1) of the Tax Ordinance.

2.16	“Participant” means the person to whom an Award shall be granted under the Plan, whether Employee or non-Employee.

2.17	“Rights” means rights issued in respect of Exercised Shares.

2.18	“Section 102” means the provisions of Section 102 of the Tax Ordinance, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

2.19	“Section 3(i)” means section 3(i) of the Tax Ordinance

2.20	“Tax” means any and all federal, provincial, state and local taxes of any applicable jurisdiction, and other governmental fees, charges, duties, impositions and liabilities of any kind whatsoever, including social security, national health insurance or similar compulsory payments, together with all interest, linkage for inflation, penalties and additions imposed with respect to such amounts.

2.21	“Taxation Route” means each of the Ordinary Income Route or the Capital Gains Route.

2.22	“Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961, as amended.

L-34

2.23	“Trust” means the holding of an Award or Exercised Share by the Trustee in Trust for the benefit of the Beneficial Participant, pursuant to the instructions of Taxation Route.

2.24	“Trust Agreement” means a written agreement between the Company and the Trustee, which sets forth the terms and conditions of the Trust in accordance with the provisions of Section 102.

2.25	“Trustee” means a trustee designated by the Administrator in accordance with the provisions of Section 3 below and, with respect to 102 Awards, approved by the Israeli Tax Authorities, as required pursuant to Section 102.

3	Administration

3.1	Subject to the general terms and conditions of the Plan, the Tax Ordinance, and any other applicable laws and regulations, the Administrator shall have the full authority in its discretion, from time to time and at any time, to determine:

3.1.1	With respect to grants of 102 Awards - whether the Company shall elect the Ordinary Income Route or the Capital Gains Route for grants of 102 Awards, and the identity of the Trustee who shall be granted such 102 Awards in accordance with the provisions of the Plan and the then prevailing Taxation Route.

3.1.2	In the event the Administrator determines that the Company shall elect one of the Taxation Routes for grants of 102 Awards, all grants of 102 Awards made following such election, shall be subject to the elected Taxation Route and the Company shall be entitled to change such election only following the lapse of one year from the end of the tax year in which 102 Awards are first granted under the then prevailing Taxation Route or following the lapse of any shorter or longer period, if provided by law; and

3.1.3	With respect to the grant of Non-Trustee Award and 3(i) Awards - whether or not such Awards shall be held by the Trustee in accordance with the terms and conditions of the Plan, and the identity of the Trustee who shall be granted such Awards in accordance with the provisions of the Plan.

3.2	Notwithstanding the aforesaid, the Administrator may, from time to time and at any time, grant Non-Trustee Award.

3.3	Notwithstanding anything to the contrary in Plan and/or the provisions of Article 10 of the Plan with respect to Redemption, Settlement and/or any other provision providing for Redemption and/or Settlement of any Award issued to Israeli Participants in accordance with the Plan, shall be settled only in Common Shares and shall not be capable of being settled in cash or any other consideration.

3.4	Notwithstanding anything to the contrary in the Plan, the provisions of Article 12.1(b) of the Plan with respect to Change of Control, shall not apply to any Award granted to Israeli Participants under this Sub-Plan.

4	Grant of Awards and Issuance of Common Shares

4.1	Subject to the provisions of the Tax Ordinance and applicable law:

4.1.1	All grants of Awards to Israeli Employees other than to a Controlling Shareholder, shall be of 102 Awards; and

4.1.2	All grants of Awards to Israeli Non-Employees or Controlling Shareholders of the Company shall be of 3(i) Awards.

L-35

5	Trust

5.1	General

5.1.1	In the event Awards are deposited with a Trustee, the Trustee shall hold each such Awards and any Exercised Shares in Trust for the benefit of the Beneficial Participant.

5.1.2	In accordance with Section 102, the tax benefits afforded to 102 Awards (and any Exercised Shares) in accordance with the Ordinary Income Route or Capital Gains Route, as applicable, shall be contingent upon the Trustee holding such 102 Awards for the applicable Minimum Trust Period.

5.1.3	With respect to 102 Awards held by the Trustee, the following shall apply:

(i)	A Beneficial Participant granted 102 Awards shall not be entitled to sell the Exercised Shares or to transfer such Exercised Shares (or such 102 Awards) from the Trust prior to the lapse of the Minimum Trust Period; and

(ii)	Any and all Rights shall be issued to the Trustee and held thereby until the lapse of the Minimum Trust Period, and such Rights shall be subject to the Taxation Route which is applicable to such Exercised Shares.

5.1.4	Notwithstanding the aforesaid, Exercised Shares or Rights may be sold or transferred and the Trustee may release Exercised Shares or Rights from Trust to the Beneficial Participant, prior to the lapse of the Minimum Trust Period, provided however, that tax is paid or withheld in accordance with Section 102 and Section 7 of the 102 Rules, and any other provision in any other section of the Tax Ordinance and any regulation, ruling, procedure and clarification promulgated thereunder, that will be relevant, from time to time.

5.1.5	The Company shall register the Exercised Shares issued to the Trustee pursuant to the Plan, in the name of the Trustee for the benefit of the Israeli Beneficial Participants, in accordance with any applicable laws, rules and regulations, until such time that such Exercised Shares are released from the Trust as herein provided.

5.1.6	If the Company issues any certificates representing Exercised Shares deposited with the Trustee under the Plan, then such certificates shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Exercised Shares are released from the Trust as herein provided.

5.1.7	Subject to the terms hereof, at any time after the 102 Awards are exercised or vested, with respect to any Exercised Shares:

(i)	Upon the written request of any Beneficial Participant, the Trustee shall release from the Trust the Exercised Shares issued, on behalf of such Beneficial Participant, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such Beneficial Participant, provided, however, that the Trustee shall not so release any such Exercised Shares to such Beneficial Participant unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that payment of all taxes, if any, required to be paid upon such release has been secured.

(ii)	Alternatively, subject to the terms hereof, provided the Exercised Shares are listed on a stock exchange, upon the written instructions of the Beneficial Participant to sell any Exercised Shares, the Company and/or the Trustee shall use their reasonable efforts to effect such sale and shall transfer such Exercised Shares to the purchaser thereof concurrently with the receipt of, or after having made suitable arrangements to secure, the payment of the proceeds of the purchase price in such transaction. The Company and/or the Trustee, as applicable, shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the Beneficial Participant, reporting to such Beneficial Participant the amount so withheld and paid to said tax authorities.

L-36

5.1.8	The Participants shall comply with the provisions of the Trust Agreement.

5.2	Voting Rights. Unless determined otherwise by the Administrator, as long as the Trustee holds the Exercised Shares, the voting rights at the Company’s general meeting attached to such Exercised Shares will remain with the Trustee. However, the Trustee shall not be obligated to exercise such voting rights at general meetings nor notify the Beneficial Participant of any Common Shares held in the Trust, of any meeting of the Company’s shareholders.

5.3	Without derogating from the above, with respect to 102 Awards, such shares shall be voted in accordance with and subject to the provisions of the Award Agreement, as shall be determined by the Administrator.

5.4	Dividends. Subject to any applicable law, tax ruling or guidelines of the Israeli Tax Authority, as applicable, for so long as Exercised Shares deposited with the Trustee on behalf of a Beneficial Participant are held in Trust, the cash dividends paid or distributed with respect thereto shall be distributed directly to such Beneficial Participant, subject further to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section, the 102 Rules and the regulations or orders promulgated thereunder.

5.5	Notice of Exercise. With respect to a 102 Awards held in the Trust, a copy of any Notice of Exercise shall be provided to the Trustee, in such form and method as may be determined by the Trustee in accordance with the requirements of Section 102.

5.6	Without derogating from Section 9 below, the Trustee shall not make any transaction or take any action with respect to a 102 Awards, other than by will or by operation of law, until after the full payment of the Participant’s tax liabilities arising from the issuance of such 102 Awards or after guarantying the payment of said taxes. If such 102 Awards has been transferred by will or by operation of law, the provisions of Section 102 will apply with respect to the heirs or the transferees of the Beneficial Participant, as the case may be.

6	Notice of Grant

6.1	The Notice of Grant shall state, inter alia, whether the Awards granted to Israeli Participants are 102 Awards (and in particular whether the 102 Awards are granted under the Ordinary Income Route, the Capital Gains Route or as Non-Trustee Award), or 3(i) Awards. Each Notice of Grant evidencing a 102 Awards shall be subject to the provisions of the Tax Ordinance applicable to such awards.

6.2	Furthermore, each Participant of a 102 Awards under a Taxation Route shall be required: (i) to execute a declaration stating that he or she is familiar with the provisions of Section 102 and the applicable Taxation Route; and (ii) to undertake not to sell or transfer the Awards and/or the Exercised Shares prior to the lapse of the applicable Minimum Trust Period, unless he or she pays all taxes that may arise in connection with such sale and/or transfer.

7	Limitations of Transfer

7.1	Without derogating from the terms of the Plan, as long as 102 Awards and/or Exercised Shares are held by the Trustee on behalf of the Beneficial Participant, all rights of the Beneficial Participant over the 102 Awards and/or Exercised Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

L-37

8	Continuance of Employment or Hired Service

8.1	Neither the Plan nor the Award Agreement with the Participant shall impose any obligation on the Company or any Affiliate, to continue any the employment or engagement of the Participant, and nothing in the Plan or in any Awards granted pursuant thereto shall confer upon any Participant any right to continue in the employment or engagement by the Company or any Affiliate, or restrict the right of the Company or any Affiliate to terminate such employment or engagement at any time.

8.2	Termination Date. Notwithstanding anything to the Contrary in the Plan, the termination date of employment or engagement of a Participant, shall mean the actual date on which such Participant ceases to be employed or provide services to the Company, without taking into account any notice period.

9	Taxation

9.1	The provisions of Section 15.11(a) the Plan shall apply also to the Israeli Participants as well as to actions taken by the Trustee. Accordingly, without derogating from the provisions of Section 15.11(a) of the Plan, the Beneficial Participant shall indemnify the Trustee and hold it harmless against and from any and all liability for any such Tax, including without limitation, monetary liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Beneficial Participant.

9.2	Any tax consequences arising from the grant, vesting or exercise of any Awards, from the payment for or sale of common shares covered thereby, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source.

9.3	Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

9.4	The Company and/or any of its Affiliates and/or the Trustee may make such provisions and take such steps as they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards under the Plan and the exercise, vesting and/or sale or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or common shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from the Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any common shares. The Company and/or the Trustee shall not be required to release any common shares to the Participant until all required withholding taxes have been paid by the Participant. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the ITA, pursuant to applicable tax laws, regulations and rules.

9.5	Guarantee. In the event a Non-Trustee Award is granted to a Participant, if the Participant’s employment or service is terminated, for any reason, such Participant shall provide the Company, to its full satisfaction, with a guarantee or collateral securing the future payment of all Taxes required to be paid upon the sale of the Exercised Shares received upon exercise of such Non-Trustee Award, all in accordance with the provisions of Section 102, the 102 Rules and the regulations or orders promulgated thereunder.

L-38

10	Governing Law

10.1	This Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario, without reference to conflicts of law principles, except that applicable Israeli laws, rules and regulations (as amended) shall apply to any mandatory tax matters arising hereunder.

********

L-39

SChedule g

SPINCo EQUITY INCENTIVE PLAN
(THE “PLAN”)

NET EXERCISE NOTICE

All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Plan.

The undersigned hereby irrevocably gives notice, pursuant to the Plan, of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)       all of the Shares; or

(b)       __________________________________ of the Shares;

which are the subject of the Award Agreement.

Pursuant to Section 4.6 of the Plan and the approval of the Plan Administrator, the number of Shares to be issued in accordance with the instructions of the undersigned shall be as is determined by application of the following formula, after deduction of any income tax or other amounts required by law to be withheld:

X=[Y(A-B)]/A

Where:

X = the number of Shares to be issued to the Participant upon the Net Exercise

Y = the number of Shares underlying the Options being exercised

A = the VWAP as at the date of the Net Exercise Notice, if such VWAP is greater than the Exercise Price of the Options being exercised

B = the Exercise Price of the Options being exercised

The undersigned directs the Corporation to issue the certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

____________________________________________

____________________________________________

____________________________________________

____________________________________________

L-40

Schedule “M”

Proxy Card

BRIACELL THERAPEUTICS CORP.

Computershare

ANZQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON CLASS

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Special Meeting to be held on August 18, 2023

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. **IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.**
6. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
7. This proxy should be read in conjunction with the accompanying documentation provided by the Company.

Fold

Proxies submitted must be received by 10:00 am (Toronto Time), on August 16, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

ANZQ_PRX_355858/000001/000001/i

M-1

SAM SAMPLE

C9999999999

IND C03

Appointment of Proxyholder

I/We being holder(s) of securities of BriaCell Therapeutics Corp. (the "Company") hereby appoint: Jamieson Bondarenko, or failing this person, William V. Williams (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Briacell and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Company to be held online at https://web.lumiagm.com/XXXX on August 18, 2023 at 10:00 am, EDT and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

For Against

Fold

1. **Approval of the Arrangement**

☐ ☐

For Against

2. **Approval of SpinCo Incentive Plan**

☐ ☐

For Against

3. **Ratification Awards under BriaCell's Omnibus Plan**

To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying the grant of 180,100 stock options awarded under BriaCell's omnibus equity incentive plan in August 2022.

☐ ☐

Fold

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

A N Z Q 3 5 5 8 5 8 1 P R A R 0 9 9 9 9 9

M-2

BRIACELL THERAPEUTICS CORP.

Computershare

ANZQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON CLASS

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Special Meeting to be held on August 18, 2023

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. **IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.**
6. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
7. This proxy should be read in conjunction with the accompanying documentation provided by the Company.

Fold

Proxies submitted must be received by 10:00 am (Toronto Time), on August 16, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

ANZQ_PRX_355858/000002/000002/i

M-3

M-4